UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:        811-04852

Victory Portfolios

(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio	44144
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-539-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

December 31, 2022

Annual Report

Victory RS Partners Fund

Victory RS Value Fund

Victory RS Large Cap Alpha Fund

Victory RS Investors Fund

Victory Global Energy Transition Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Managers' Commentary / Investment Overview (Unaudited)	5
Investment Objective and Portfolio Holdings (Unaudited)	19
Schedules of Portfolio Investments
Victory RS Partners Fund	24
Victory RS Value Fund	27
Victory RS Large Cap Alpha Fund	29
Victory RS Investors Fund	31
Victory Global Energy Transition Fund	33
Financial Statements
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	39
Financial Highlights	44
Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	77
Supplemental Information (Unaudited)	78
Trustee and Officer Information	78
Proxy Voting and Portfolio Holdings Information	81
Expense Examples	81
Additional Federal Income Tax Information	83
Advisory Contract Approval	84
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

800-235-8396 for Member Class

Visit our website at:

vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

3

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class) or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS Partners Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The fourth quarter of 2022 certainly began well enough, even as the year ended on a downbeat. Financial markets had been languishing all year and were in the doldrums as summer ended, but most segments of the equity market bounced back sharply in October and November thanks to better-than-expected earnings and signs that inflation may have peaked. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and an additional 6.25% in November, while the Russell 2000® Value Index was up 12.59% in October and 3.06% in November. Unfortunately, that euphoria was short-lived.

Sentiment soured once again in December as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really intended to be, given its repeated statements that it would not stop hiking the Fed funds interest rate until inflation was well in check irrespective of the impact to the broader economy. Some investors and corporate leaders began to question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while still taming inflation.

These growing concerns turned into a full-fledged market sell-off in December, with the Russell 1000® Value Index shedding 4.03% and the Russell 2000® Value Index falling 6.56%. This reflected some poor earnings guidance by corporations and ongoing hawkish comments by Chairman Powell. In fact, the Chairman bluntly told market participants, "Fed hikes and volatility have been central themes of 2022, and investors should expect both — along with hits to corporate earnings — as we enter the new year." On top of that, he braced investors for the possibility of a recession in 2023. All this economic uncertainty merely exacerbated the interest rate backdrop and highlighted the difficulties facing the Fed in carrying out its dual monetary policy goals.

Yet despite the volatility and challenges in the fourth quarter, it was not all bad news as we closed out 2022. For starters, we believe the worst inflation numbers are behind us. Demand for goods has decreased, as evidenced by higher inventories among retailers and a continued decline in energy prices globally. This should eventually provide some relief for battered markets. There are even reasons for optimism within certain sectors of the economy (and individual companies). Chief among these is the fact that select corporate operations (and earnings) have come in better than expected, which means the market decline has improved valuations and may be creating a more favorable risk-reward tradeoff going forward.

In terms of the overall numbers for our area of focus — domestic value-oriented strategies — the Russell 3000® Value Index was up 12.18% during the fourth quarter and was down 7.98% for the full year. In terms of market capitalizations, small-cap value stocks, as represented by the Russell 2000® Value Index (the "Index"), declined 14.48% for the year. The Russell Midcap® Value Index declined by 12.03% for the full year, while large-cap value stocks, as represented by the Russell 1000® Value Index, posted an annual decline of 7.54%.

Looking ahead, many investors are not only wondering just how restrictive monetary policy will become, but also how healthy the economy really is. Of course, nobody can answer these questions with absolute certainty, but we can definitively say that the current investment landscape continues to be polarizing, and we would not be surprised to see further bouts of elevated volatility in 2023.

5

Victory RS Partners Fund

Managers' Commentary (continued)

How did Victory RS Partners Fund (the "Fund") perform during the reporting period?

The Fund returned -4.54% (Class A at net asset value) for the fiscal year ended December 31, 2022, outperforming the Index, which returned -14.48% for the reporting period.

What strategies did you employ during the reporting period?

The Fund outperformed the Index primarily through stock selection in the Financials and Industrials sectors. Our focus on businesses that have the potential for long-term value creation while limiting our downside paid off during 2022. For the year, the stocks that provided positive contribution tended to be undergoing a unique structural change, but also holding a competitive advantage. Within the Financials sector, Globe Life, Inc. and White Mountains Insurance Group Ltd. were significant positive contributors to performance. The Industrials sector provided other names that benefitted the portfolio. Meritor, Inc. and Fluor Corp. led performance. Where we struggled was in a couple of our holdings in the Technology sector. NCR Corp. saw its share price fall as supply chain issues, coupled with uncertainty surrounding the company's strategic review, pressured the share price. Euronet Worldwide, Inc. continued to experience pressure on the travel segment of its ATM business, which impacted the share price. At the end of the day, we managed to outperform the Index in 2022, and we remain confident in our process and feel it will provide us with the discipline which leads to longer-term performance which will benefit our investors over time.

We continue to believe that the current environment is creating potential pockets of opportunity for astute, long-term investors. Our experience has taught us that any tumultuous market backdrop (and the subsequent short-term price dislocations) can be an advantage for active managers. Our team continues to seek and identify companies that share two vital traits: a trend of improving their ROIC (return on invested capital), and stock prices trading at what we perceive as a deep discount to intrinsic value. We believe that allocating to these types of companies is a means to generate attractive risk-adjusted returns over longer time periods, and this continues to be a primary focus for us.

6

Victory RS Partners Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class R	Class Y	Member Class
INCEPTION DATE	7/12/95		10/13/06	5/1/07	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index[1]
One Year	–4.54%	–10.04%	–4.86%	–4.23%	–4.36%	–14.48%
Five Year	7.40%	6.13%	7.01%	7.75%	N/A	4.13%
Ten Year	9.46%	8.81%	9.07%	9.82%	N/A	8.48%
Since Inception	N/A	N/A	N/A	N/A	22.68%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Partners Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

Victory RS Value Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The fourth quarter of 2022 certainly began well enough, even as the year ended on a downbeat. Financial markets had been languishing all year and were in the doldrums as summer ended, but most segments of the equity market bounced back sharply in October and November thanks to better-than-expected earnings and signs that inflation may have peaked. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and an additional 6.25% in November, while the Russell 2000® Value Index was up 12.59% in October and 3.06% in November. Unfortunately, that euphoria was short-lived.

Sentiment soured once again in December as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really intended to be, given its repeated statements that it would not stop hiking the Fed funds interest rate until inflation was well in check irrespective of the impact to the broader economy. Some investors and corporate leaders began to question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while still taming inflation.

These growing concerns turned into a full-fledged market sell-off in December, with the Russell 1000® Value Index shedding 4.03% and the Russell 2000® Value Index falling 6.56%. This reflected some poor earnings guidance by corporations and ongoing hawkish comments by Chairman Powell. In fact, the Chairman bluntly told market participants, "Fed hikes and volatility have been central themes of 2022, and investors should expect both — along with hits to corporate earnings — as we enter the new year." On top of that, he braced investors for the possibility of a recession in 2023. All this economic uncertainty merely exacerbated the interest rate backdrop and highlighted the difficulties facing the Fed in carrying out its dual monetary policy goals.

Yet despite the volatility and challenges in the fourth quarter, it was not all bad news as we closed out 2022. For starters, we believe the worst inflation numbers are behind us. Demand for goods has decreased, as evidenced by higher inventories among retailers and a continued decline in energy prices globally. This should eventually provide some relief for battered markets. There are even reasons for optimism within certain sectors of the economy (and individual companies). Chief among these is the fact that select corporate operations (and earnings) have come in better than expected, which means the market decline has improved valuations and may be creating a more favorable risk-reward tradeoff going forward.

In terms of the overall numbers for our area of focus — domestic value-oriented strategies — the Russell 3000® Value Index was up 12.18% during the fourth quarter and was down 7.98% for the full year. In terms of market capitalizations, small-cap value stocks, as represented by the Russell 2000® Value Index, declined 14.48% for the year. The Russell Midcap® Value Index (the "Index") declined by 12.03% for the full year, while large-cap value stocks, as represented by the Russell 1000® Value Index, posted an annual decline of 7.54%.

Looking ahead, many investors are not only wondering just how restrictive monetary policy will become, but also how healthy the economy really is. Of course, nobody can answer these questions with absolute certainty, but we can definitively say that the current investment landscape continues to be polarizing, and we would not be surprised to see further bouts of elevated volatility in 2023.

8

Victory RS Value Fund

Managers' Commentary (continued)

How did Victory RS Value Fund (the "Fund") perform during the reporting period?

The Fund returned -2.97% (Class A at net asset value) for the fiscal year ended December 31, 2022, outperforming the Index, which returned -12.03% for the reporting period.

What strategies did you employ during the reporting period?

The Fund outperformed the Index primarily through stock selection in the Financials and Industrials sectors. Our focus on businesses that have the potential for long-term value creation while limiting our downside paid off during 2022. For the year, the stocks that provided positive contribution tended to be undergoing a unique structural change, but also holding a competitive advantage. Within the Financials sector, Globe Life, Inc. and Progressive Corp. were significant positive contributors to performance. The Industrials sector provided other names that benefitted the portfolio. Fluor Corp. and Curtiss-Wright Corp. led performance. Where we struggled was in a couple of our holdings in the Technology sector. NCR Corp. saw its share price fall as supply chain issues, coupled with uncertainty surrounding the company's strategic review, pressured the share price. Euronet Worldwide, Inc. continued to experience pressure on the travel segment of its ATM business, which impacted the share price. At the end of the day, we managed to outperform the Index in 2022, and we remain confident in our process and feel it will provide us with the discipline which leads to longer-term performance, which will benefit our investors over time.

We continue to believe that the current environment is creating potential pockets of opportunity for astute, long-term investors. Our experience has taught us that any tumultuous market backdrop (and the subsequent short-term price dislocations) can be an advantage for active managers. Our team continues to seek and identify companies that share two vital traits: a trend of improving their ROIC (return on invested capital), and stock prices trading at what we perceive as a deep discount to intrinsic value. We believe that allocating to these types of companies is a means to generate attractive risk-adjusted returns over longer time periods, and this continues to be a primary focus for us.

9

Victory RS Value Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/30/93		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Midcap® Value Index[1]
One Year	–2.97%	–8.56%	–3.71%	–4.61%	–3.38%	–2.71%	–12.03%
Five Year	7.12%	5.86%	6.29%	6.29%	6.70%	7.38%	5.72%
Ten Year	10.23%	9.58%	9.55%	9.55%	9.79%	10.49%	10.11%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged Index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with relatively lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

10

Victory RS Large Cap Alpha Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The fourth quarter of 2022 certainly began well enough, even as the year ended on a downbeat. Financial markets had been languishing all year and were in the doldrums as summer ended, but most segments of the equity market bounced back sharply in October and November thanks to better-than-expected earnings and signs that inflation may have peaked. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and an additional 6.25% in November, while the Russell 2000® Value Index was up 12.59% in October and 3.06% in November. Unfortunately, that euphoria was short-lived.

Sentiment soured once again in December as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really intended to be, given its repeated statements that it would not stop hiking the Fed funds interest rate until inflation was well in check irrespective of the impact to the broader economy. Some investors and corporate leaders began to question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while still taming inflation.

These growing concerns turned into a full-fledged market sell-off in December, with the Russell 1000® Value Index shedding 4.03% and the Russell 2000® Value Index falling 6.56%. This reflected some poor earnings guidance by corporations and ongoing hawkish comments by Chairman Powell. In fact, the Chairman bluntly told market participants, "Fed hikes and volatility have been central themes of 2022, and investors should expect both — along with hits to corporate earnings — as we enter the new year." On top of that, he braced investors for the possibility of a recession in 2023. All this economic uncertainty merely exacerbated the interest rate backdrop and highlighted the difficulties facing the Fed in carrying out its dual monetary policy goals.

Yet despite the volatility and challenges in the fourth quarter, it was not all bad news as we closed out 2022. For starters, it really does seem to us that the worst inflation numbers are behind us. Demand for goods has decreased, as evidenced by higher inventories among retailers and a continued decline in energy prices globally. This should eventually provide some relief for battered markets. There are even reasons for optimism within certain sectors of the economy (and individual companies). Chief among these is the fact that select corporate operations (and earnings) have come in better than expected, which means the market decline has improved valuations and may be creating a more favorable risk-reward tradeoff going forward.

In terms of the overall numbers for our area of focus — domestic value-oriented strategies — the Russell 3000® Value Index was up 12.18% during the fourth quarter and was down 7.98% for the full year. In terms of market capitalizations, small-cap value stocks, as represented by the Russell 2000® Value Index, declined 14.48% for the year. The Russell Midcap® Value Index declined by 12.03% for the full year, while large-cap value stocks, as represented by the Russell 1000® Value Index (the "Index"), posted an annual decline of 7.54%.

Looking ahead, many investors are not only wondering just how restrictive monetary policy will become, but also how healthy the economy really is. Of course, nobody can answer these questions with absolute certainty, but we can definitively say that the current investment landscape continues to be polarizing, and we would not be surprised to see further bouts of elevated volatility in 2023.

11

Victory RS Large Cap Alpha Fund

Managers' Commentary (continued)

How did Victory RS Large Cap Alpha Fund (the "Fund") perform during the reporting period?

The Fund returned -4.62% (Class A at net asset value) for the fiscal year ended December 31, 2022, outperforming the Index, which returned -7.54% for the reporting period.

What strategies did you employ during the reporting period?

The Fund outperformed the Index primarily through stock selection in the Financials and Utilities sectors. Our focus on businesses that have the potential for long-term value creation while limiting our downside paid off during 2022. For the year, the stocks that provided positive contributions tended to be undergoing a unique structural change, but also holding a competitive advantage. Within the Financials sector, Fairfax Financial and The Progressive Corp. were significant positive contributors to performance. The Utilities sector provided other names that benefitted the portfolio. Constellation Energy and Vistra Corporation led performance. Where we struggled was in a couple of our holdings in the Materials sector. Sealed Air Corp. saw its share price fall as rising input costs impacted profitability. Similarly, PPG Industries, Inc. saw its margins impacted as price increases could not offset rising energy costs. At the end of the day, we managed to outperform the Index in 2022 and we remain confident in our process and feel it will provide us with the discipline which leads to longer-term performance which will benefit our investors over time.

We continue to believe that the current environment is creating potential pockets of opportunity for astute, long-term investors. Our experience has taught us that any tumultuous market backdrop (and the subsequent short-term price dislocations) can be an advantage for active managers. Our team continues to seek and identify companies that share two vital traits: a trend of improving their ROIC (return on invested capital), and stock prices trading at what we perceive as a deep discount to intrinsic value. We believe that allocating to these types of companies is a means to generate attractive risk-adjusted returns over longer time periods, and this continues to be a primary focus for us.

12

Victory RS Large Cap Alpha Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/1/72		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Value Index[1]	S&P 500® Index[2]
One Year	–4.62%	–10.11%	–5.39%	–6.24%	–4.97%	–4.43%	–7.54%	–18.11%
Five Year	6.60%	5.35%	5.75%	5.75%	6.21%	6.82%	6.67%	9.42%
Ten Year	10.48%	9.83%	9.77%	9.77%	10.07%	10.72%	10.29%	12.56%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Large Cap Alpha Fund — Growth of $10,000

1The Russell 1000® Value Index is made up of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

13

Victory RS Investors Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The fourth quarter of 2022 certainly began well enough, even as the year ended on a downbeat. Financial markets had been languishing all year and were in the doldrums as summer ended, but most segments of the equity market bounced back sharply in October and November thanks to better-than-expected earnings and signs that inflation may have peaked. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and an additional 6.25% in November, while the Russell 2000® Value Index was up 12.59% in October and 3.06% in November. Unfortunately, that euphoria was short-lived.

Sentiment soured once again in December as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really intended to be, given its repeated statements that it would not stop hiking the Fed funds interest rate until inflation was well in check irrespective of the impact to the broader economy. Some investors and corporate leaders began to question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while still taming inflation.

These growing concerns turned into a full-fledged market sell-off in December, with the Russell 1000® Value Index shedding 4.03% and the Russell 2000® Value Index falling 6.56%. This reflected some poor earnings guidance by corporations and ongoing hawkish comments by Chairman Powell. In fact, the Chairman bluntly told market participants, "Fed hikes and volatility have been central themes of 2022, and investors should expect both — along with hits to corporate earnings — as we enter the new year." On top of that, he braced investors for the possibility of a recession in 2023. All this economic uncertainty merely exacerbated the interest rate backdrop and highlighted the difficulties facing the Fed in carrying out its dual monetary policy goals.

Yet despite the volatility and challenges in the fourth quarter, it was not all bad news as we closed out 2022. For starters, we believe the worst inflation numbers are behind us. Demand for goods has decreased, as evidenced by higher inventories among retailers and a continued decline in energy prices globally. This should eventually provide some relief for battered markets. There are even reasons for optimism within certain sectors of the economy (and individual companies). Chief among these is the fact that select corporate operations (and earnings) have come in better than expected, which means the market decline has improved valuations and may be creating a more favorable risk-reward tradeoff going forward.

In terms of the overall numbers for our area of focus — domestic value-oriented strategies — the Russell 3000® Value Index (the "Index") was up 12.18% during the fourth quarter and was down 7.98% for the full year. In terms of market capitalizations, small-cap value stocks, as represented by the Russell 2000® Value Index, declined 14.48% for the year. The Russell Midcap® Value Index declined by 12.03% for the full year, while large-cap value stocks, as represented by the Russell 1000® Value Index, posted an annual decline of 7.54%.

Looking ahead, many investors are not only wondering just how restrictive monetary policy will become, but also how healthy the economy really is. Of course, nobody can answer these questions with absolute certainty, but we can definitively say that the current investment landscape continues to be polarizing, and we would not be surprised to see further bouts of elevated volatility in 2023.

14

Victory RS Investors Fund

Managers' Commentary (continued)

How did Victory RS Investors Fund (the "Fund") perform during the reporting period?

The Fund returned -2.01% (Class A at net asset value) for the fiscal year ended December 31, 2022, outperforming the Index, which returned -7.98% for the reporting period.

What strategies did you employ during the reporting period?

The Fund outperformed the Index primarily through stock selection in the Financials and Industrials sectors. Our focus on businesses that have the potential for long-term value creation while limiting our downside paid off during 2022. For the year, the stocks that provided positive contribution tended to be undergoing a unique structural change, but also holding a competitive advantage. Within the Financials sector, White Mountains Insurance Group and The Progressive Corp. were significant positive contributors to performance. The Industrials sector provided other holdings that benefitted the portfolio. Fluor Corp. and Meritor, Inc. led performance. Where we struggled was in a couple of our holdings in the Technology sector. NCR Corp. saw its share price fall as supply chain issues, coupled with uncertainty surrounding the company's strategic review, pressured the shares. Euronet Worldwide, Inc. continued to experience pressure on the travel segment of its ATM business, which impacted the share price. At the end of the day, we managed to outperform the Index in 2022 and we remain confident in our process and feel it will provide us with the discipline which leads to longer-term performance which will benefit our investors over time.

We continue to believe that the current environment is creating potential pockets of opportunity for astute, long-term investors. Our experience has taught us that any tumultuous market backdrop (and the subsequent short-term price dislocations) can be an advantage for active managers. Our team continues to seek and identify companies that share two vital traits: a trend of improving their ROIC (return on invested capital), and stock prices trading at what we perceive as a deep discount to intrinsic value. We believe that allocating to these types of companies is a means to generate attractive risk-adjusted returns over longer time periods, and this continues to be a primary focus for us.

15

Victory RS Investors Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/05		7/24/07		1/3/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 3000® Value Index[1]
One Year	–2.01%	–7.66%	–2.69%	–3.62%	–2.63%	–1.73%	–7.98%
Five Year	7.05%	5.78%	6.25%	6.25%	6.39%	7.35%	6.50%
Ten Year	10.14%	9.48%	9.48%	9.48%	9.52%	10.45%	10.16%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Investors Fund — Growth of $10,000

1The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

16

Victory Global Energy Transition Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

After a prolonged period of subdued inflation and low interest rates, inflation spiked in 2022, prompting a series of rate hikes by the U.S. Federal Reserve. Commodity prices continued to recover from COVID-19-related fears of a demand shock, reflecting tight inventories and limited spare capacity. In addition, improved capital discipline by producers resulted in market-leading free-cash flow yields for natural resource stocks. As a result, natural resource equities led the market for the second year in a row. Investors who had pared back or eliminated inflation hedges or inflation-sensitive exposure in their portfolio were left with little protection as equity and bond markets sold off in tandem while commodity prices spiked.

How did Victory Global Energy Transition Fund (the "Fund") perform during the reporting period?

The Fund returned 35.01% (Class A at net asset value) for the fiscal year ended December 31, 2022, outperforming the MSCI World Commodity Producers Index, which returned 32.13% for the reporting period.

What strategies did you employ during the reporting period?

We stuck to our longstanding process during the reporting period. We seek to identify companies that, over a market cycle for commodity prices, have the potential to provide favorable long-term investment performance in any of the natural resources industries that we believe will be required for the Energy Transition, which refers to efforts designed to develop energy systems with zero carbon emissions and expand access to affordable, sustainable energy services around the world. We seek exposure to "advantaged producers" of those natural resources who are favorably positioned on the supply cost curve and can generate an intrinsic rate of return in excess of raw commodity beta. We underwrite our investment universe at the asset level based on proved reserves and conservative commodity price assumptions. We seek to own securities trading at a discount to our underwriting of net asset value. We view this underwriting process and the intrinsic return generated by structurally advantaged producers as the primary driver of returns for our portfolio. While we believe decarbonization efforts are adding inflationary pressures to many supply-constrained commodities, we do not attempt to forecast commodity price or demand increases and view these catalysts as additional upside potential for the investors in our strategy. Consistent with this approach, the majority of our absolute and relative returns versus different indices were a function of stock selection as opposed to commodity mix, a fact reinforced by strong performance in oil and oil-related stocks and our general lack of ownership in that space.

17

Victory Global Energy Transition Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI World Commodity Producers Index[1]	S&P North American Natural Resources Sector Index[2]	S&P 500® Index[3]
One Year	35.01%	27.24%	33.94%	32.94%	34.44%	35.46%	32.13%	34.07%	–18.11%
Five Year	5.18%	3.94%	4.34%	4.34%	4.79%	5.52%	7.28%	7.13%	9.42%
Ten Year	–0.57%	–1.16%	–1.20%	–1.20%	–0.93%	–0.24%	3.90%	4.05%	12.56%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Global Energy Transition Fund — Growth of $10,000

1The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to stocks of commodity producers. The index is a free float-adjusted market-capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS). The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operations or timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

18

Victory Portfolios Victory RS Partners Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Globe Life, Inc.	3.7%
Primerica, Inc.	3.4%
Federated Hermes, Inc.	3.3%
Kemper Corp.	3.2%
White Mountains Insurance Group Ltd.	2.8%
Graphic Packaging Holding Co.	2.6%
Verint Systems, Inc.	2.5%
Equity Commonwealth	2.5%
Four Corners Property Trust, Inc.	2.4%
U.S. Foods Holding Corp.	2.4%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

19

Victory Portfolios Victory RS Value Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Fairfax Financial Holdings Ltd.	4.0%
Vistra Corp.	3.4%
Globe Life, Inc.	3.3%
Markel Corp.	3.1%
Federated Hermes, Inc.	2.9%
The Progressive Corp.	2.8%
Brown & Brown, Inc.	2.6%
Graphic Packaging Holding Co.	2.6%
Fiserv, Inc.	2.5%
Humana, Inc.	2.5%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

20

Victory Portfolios Victory RS Large Cap Alpha Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Fairfax Financial Holdings Ltd.	5.4%
Markel Corp.	4.6%
The Progressive Corp.	3.7%
Vistra Corp.	3.7%
Merck & Co., Inc.	3.2%
Cboe Global Markets, Inc.	3.1%
Brown & Brown, Inc.	3.1%
AbbVie, Inc.	2.9%
Fidelity National Information Services, Inc.	2.8%
UnitedHealth Group, Inc.	2.6%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

21

Victory Portfolios Victory RS Investors Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Markel Corp.	4.8%
Fairfax Financial Holdings Ltd.	4.7%
Vistra Corp.	4.5%
Brown & Brown, Inc.	4.4%
Cboe Global Markets, Inc.	4.1%
Federated Hermes, Inc.	4.0%
The Progressive Corp.	4.0%
White Mountains Insurance Group Ltd.	3.9%
Willis Towers Watson PLC	3.6%
Verint Systems, Inc.	3.5%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

22

Victory Portfolios Victory Global Energy Transition Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Whitecap Resources, Inc.	14.5%
First Quantum Minerals Ltd.	9.2%
Cameco Corp.	8.0%
Ivanhoe	5.1%
Newmont Corp.	5.0%
Linde PLC	4.7%
NextEra Energy, Inc.	4.6%
Iluka Resources Ltd.	4.6%
Enterprise Products Partners LP	4.3%
Norsk Hydro ASA	4.3%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

23

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (96.0%)
Banks (11.0%):
Banner Corp.	51,620	$3,262,384
Eastern Bankshares, Inc.	437,770	7,551,532
First Bancorp/Puerto Rico	395,710	5,033,431
SouthState Corp.	90,270	6,893,017
Synovus Financial Corp.	93,980	3,528,949
The Bank of NT Butterfield & Son Ltd.	262,760	7,832,876
UMB Financial Corp.	53,182	4,441,761
		38,543,950
Capital Markets (5.1%):
Federated Hermes, Inc.	319,930	11,616,658
PJT Partners, Inc., Class A	84,260	6,209,120
		17,825,778
Communication Services (2.6%):
Madison Square Garden Sports Corp.	42,980	7,879,523
World Wrestling Entertainment, Inc., Class A	17,976	1,231,716
		9,111,239
Consumer Discretionary (8.2%):
Bloomin' Brands, Inc.	168,910	3,398,469
Carter's, Inc.	56,370	4,205,766
Columbia Sportswear Co.	49,220	4,310,688
Light & Wonder, Inc. (a)	62,490	3,661,914
Taylor Morrison Home Corp. (a)	145,520	4,416,532
The Wendy's Co.	168,070	3,803,424
Under Armour, Inc., Class C (a)	540,350	4,819,922
		28,616,715
Consumer Staples (2.4%):
U.S. Foods Holding Corp. (a)	245,120	8,338,982
Energy (5.6%):
California Resources Corp.	90,060	3,918,511
Comstock Resources, Inc.	102,000	1,398,420
Northern Oil and Gas, Inc.	179,980	5,546,983
PDC Energy, Inc.	53,060	3,368,249
Plains GP Holdings, LP, Class A	434,550	5,405,802
		19,637,965
Health Care (7.4%):
Encompass Health Corp.	127,350	7,616,804
Halozyme Therapeutics, Inc. (a)	139,360	7,929,584
The Ensign Group, Inc.	77,790	7,359,712
Zimvie, Inc. (a)	302,880	2,828,899
		25,734,999
Industrials (13.1%):
Applied Industrial Technologies, Inc.	44,500	5,608,335
Atkore, Inc. (a)	35,250	3,998,055

See notes to financial statements.

24

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Finning International, Inc.	161,540	$4,016,425
Fluor Corp. (a)	157,420	5,456,177
Granite Construction, Inc.	114,880	4,028,842
H&E Equipment Services, Inc.	107,060	4,860,524
IAA, Inc. (a)	42,320	1,692,800
ICF International, Inc.	40,130	3,974,876
McGrath RentCorp	22,440	2,215,726
Mueller Water Products, Inc., Class A	320,980	3,453,745
The Timken Co.	54,870	3,877,663
Triton International Ltd.	34,950	2,403,861
		45,587,029
Information Technology (6.0%):
ACI Worldwide, Inc. (a)	292,720	6,732,560
Belden, Inc.	34,490	2,479,831
Verint Systems, Inc. (a)	236,990	8,597,997
Verra Mobility Corp. (a)	237,430	3,283,657
		21,094,045
Insurance (14.3%):
Globe Life, Inc.	106,470	12,834,958
Kemper Corp.	228,060	11,220,552
Primerica, Inc.	84,103	11,927,487
Safety Insurance Group, Inc.	25,210	2,124,195
Selective Insurance Group, Inc.	23,130	2,049,549
White Mountains Insurance Group Ltd.	6,820	9,645,731
		49,802,472
Materials (7.9%):
Axalta Coating Systems Ltd. (a)	148,970	3,794,266
Constellium SE (a)	300,220	3,551,603
Graphic Packaging Holding Co.	406,230	9,038,617
Olin Corp.	130,320	6,899,141
Summit Materials, Inc., Class A (a)	151,662	4,305,684
		27,589,311
Real Estate (8.8%):
Corporate Office Properties Trust	265,310	6,882,141
Equity Commonwealth	341,680	8,531,750
Four Corners Property Trust, Inc.	323,360	8,384,725
Kennedy-Wilson Holdings, Inc.	222,760	3,504,015
The Howard Hughes Corp. (a)	42,260	3,229,509
		30,532,140
Utilities (3.6%):
ALLETE, Inc.	27,040	1,744,350
Black Hills Corp.	78,655	5,532,593
ONE Gas, Inc.	69,120	5,233,766
		12,510,709
Total Common Stocks (Cost $285,644,090)		334,925,334

See notes to financial statements.

25

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Preferred Stocks (0.2%)
Health Care (0.2%):
WellDoc, Inc. Series B (b) (c)	1,587,483	$587,369
Total Preferred Stocks (Cost $1,942,920)		587,369
Total Investments (Cost $287,587,010) — 96.2%		335,512,703
Other assets in excess of liabilities — 3.8%		13,199,774
NET ASSETS — 100.00%		$348,712,477

(a)  Non-income producing security.

(b)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2022, illiquid securities were 0.2% of net assets.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.2% of net assets as of December 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

LP — Limited Partnership

See notes to financial statements.

26

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (98.2%)
Banks (0.8%):
KeyCorp	129,920	$2,263,206
Capital Markets (8.3%):
Cboe Global Markets, Inc.	51,090	6,410,262
Federated Hermes, Inc.	237,840	8,635,970
Interactive Brokers Group, Inc.	86,330	6,245,976
State Street Corp.	40,530	3,143,912
		24,436,120
Communication Services (2.0%):
Liberty Media Corp.-Liberty SiriusXM, Class C (a)	129,780	5,078,292
World Wrestling Entertainment, Inc., Class A	13,160	901,723
		5,980,015
Consumer Discretionary (8.8%):
Carter's, Inc.	44,100	3,290,301
Columbia Sportswear Co.	19,920	1,744,594
Darden Restaurants, Inc.	29,800	4,122,234
LKQ Corp.	85,620	4,572,964
Mattel, Inc. (a)	254,730	4,544,383
The Wendy's Co.	234,570	5,308,319
Toll Brothers, Inc.	49,220	2,457,062
		26,039,857
Consumer Staples (3.8%):
Keurig Dr Pepper, Inc.	131,755	4,698,383
U.S. Foods Holding Corp. (a)	195,230	6,641,725
		11,340,108
Energy (5.0%):
Baker Hughes Co.	108,320	3,198,690
Chesapeake Energy Corp.	24,020	2,266,767
Marathon Oil Corp.	160,980	4,357,729
Ovintiv, Inc.	59,410	3,012,681
The Williams Cos., Inc.	62,250	2,048,025
		14,883,892
Health Care (9.4%):
Charles River Laboratories International, Inc. (a)	14,950	3,257,605
Encompass Health Corp.	106,830	6,389,502
Halozyme Therapeutics, Inc. (a)	78,940	4,491,686
Humana, Inc.	14,190	7,267,976
Zimmer Biomet Holdings, Inc.	48,500	6,183,750
		27,590,519
Industrials (13.7%):
AGCO Corp.	38,070	5,279,928
Crane Holdings Co.	33,310	3,345,990
Curtiss-Wright Corp.	17,530	2,927,335
Fluor Corp. (a)	131,760	4,566,802
IAA, Inc. (a)	27,900	1,116,000
L3Harris Technologies, Inc.	7,340	1,528,261

See notes to financial statements.

27

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Leidos Holdings, Inc.	48,450	$5,096,455
nVent Electric PLC	81,280	3,126,842
Parker-Hannifin Corp.	12,130	3,529,830
Sensata Technologies Holding PLC	125,240	5,057,191
The Timken Co.	69,510	4,912,272
		40,486,906
Information Technology (5.1%):
Fiserv, Inc. (a)	72,430	7,320,500
Global Payments, Inc.	15,760	1,565,283
Verint Systems, Inc. (a)	171,730	6,230,365
		15,116,148
Insurance (17.8%):
Brown & Brown, Inc.	136,450	7,773,557
Fairfax Financial Holdings Ltd.	19,780	11,718,824
Globe Life, Inc.	80,180	9,665,699
Markel Corp. (a)	6,810	8,972,107
The Progressive Corp.	64,470	8,362,404
White Mountains Insurance Group Ltd.	4,210	5,954,329
		52,446,920
Materials (7.2%):
Graphic Packaging Holding Co.	343,630	7,645,768
Olin Corp.	87,910	4,653,955
Sealed Air Corp.	124,040	6,187,115
Summit Materials, Inc., Class A (a)	95,943	2,723,822
		21,210,660
Real Estate (8.4%):
Alexandria Real Estate Equities, Inc.	43,530	6,341,015
Equity Commonwealth	232,530	5,806,274
Equity LifeStyle Properties, Inc.	45,480	2,938,008
Invitation Homes, Inc.	115,360	3,419,270
National Retail Properties, Inc.	135,430	6,197,277
		24,701,844
Utilities (7.9%):
Constellation Energy Corp.	17,690	1,525,055
Evergy, Inc.	54,480	3,428,426
FirstEnergy Corp.	65,580	2,750,425
The AES Corp.	189,110	5,438,804
Vistra Corp.	432,160	10,026,112
		23,168,822
Total Common Stocks (Cost $243,501,097)		289,665,017
Total Investments (Cost $243,501,097) — 98.2%		289,665,017
Other assets in excess of liabilities — 1.8%		5,254,059
NET ASSETS — 100.00%		$294,919,076

(a)  Non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

28

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (97.2%)
Banks (1.5%):
JPMorgan Chase & Co.	52,680	$7,064,388
Capital Markets (7.3%):
Cboe Global Markets, Inc.	117,500	14,742,725
Interactive Brokers Group, Inc.	159,690	11,553,572
State Street Corp.	103,260	8,009,878
		34,306,175
Communication Services (1.7%):
Alphabet, Inc., Class A (a)	92,630	8,172,745
Consumer Discretionary (3.9%):
Darden Restaurants, Inc.	39,420	5,452,968
LKQ Corp.	157,790	8,427,564
Mattel, Inc. (a)	248,320	4,430,029
		18,310,561
Consumer Staples (7.6%):
Keurig Dr Pepper, Inc.	265,360	9,462,738
Lamb Weston Holdings, Inc.	60,620	5,417,003
Mondelez International, Inc., Class A	175,300	11,683,745
U.S. Foods Holding Corp. (a)	271,130	9,223,842
		35,787,328
Energy (8.1%):
Enterprise Products Partners LP	402,790	9,715,295
Hess Corp.	63,370	8,987,133
Marathon Oil Corp.	394,330	10,674,513
Ovintiv, Inc.	167,430	8,490,375
		37,867,316
Health Care (19.0%):
AbbVie, Inc.	82,650	13,357,066
Cigna Corp.	33,690	11,162,845
Humana, Inc.	23,120	11,841,833
Johnson & Johnson	47,780	8,440,337
McKesson Corp.	14,040	5,266,685
Medtronic PLC	151,930	11,807,999
Merck & Co., Inc.	132,680	14,720,846
UnitedHealth Group, Inc.	23,155	12,276,318
		88,873,929
Industrials (11.9%):
Eaton Corp. PLC	37,260	5,847,957
FedEx Corp.	24,360	4,219,152
Johnson Controls International PLC	140,860	9,015,040
L3Harris Technologies, Inc.	24,040	5,005,369
Leidos Holdings, Inc.	84,170	8,853,842
PACCAR, Inc.	38,650	3,825,191
Raytheon Technologies Corp.	59,462	6,000,905

See notes to financial statements.

29

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Sensata Technologies Holding PLC	204,940	$8,275,477
Union Pacific Corp.	21,560	4,464,429
		55,507,362
Information Technology (4.5%):
Fidelity National Information Services, Inc.	188,780	12,808,723
FleetCor Technologies, Inc. (a)	30,080	5,525,094
Global Payments, Inc.	25,130	2,495,912
		20,829,729
Insurance (16.8%):
Brown & Brown, Inc.	258,240	14,711,933
Fairfax Financial Holdings Ltd.	42,320	25,072,834
Markel Corp. (a)	16,310	21,488,262
The Progressive Corp.	133,420	17,305,908
		78,578,937
Materials (3.9%):
PPG Industries, Inc.	64,690	8,134,121
Sealed Air Corp.	206,982	10,324,262
		18,458,383
Real Estate (4.4%):
Alexandria Real Estate Equities, Inc.	62,510	9,105,832
Equity LifeStyle Properties, Inc.	73,120	4,723,552
Invitation Homes, Inc.	229,660	6,807,122
		20,636,506
Utilities (6.6%):
Constellation Energy Corp.	57,463	4,953,885
Exelon Corp.	199,280	8,614,875
Vistra Corp.	741,030	17,191,896
		30,760,656
Total Common Stocks (Cost $385,954,723)		455,154,015
Total Investments (Cost $385,954,723) — 97.2%		455,154,015
Other assets in excess of liabilities — 2.8%		13,130,483
NET ASSETS — 100.00%		$468,284,498

(a)  Non-income producing security.

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

30

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (95.2%)
Banks (3.2%):
Comerica, Inc.	7,830	$523,436
The Bank of NT Butterfield & Son Ltd.	30,940	922,321
		1,445,757
Capital Markets (8.1%):
Cboe Global Markets, Inc.	14,680	1,841,900
Federated Hermes, Inc.	49,510	1,797,708
		3,639,608
Communication Services (2.1%):
Alphabet, Inc., Class A (a)	10,590	934,356
Consumer Discretionary (2.5%):
LKQ Corp.	21,020	1,122,678
Consumer Staples (6.8%):
Keurig Dr Pepper, Inc.	41,730	1,488,092
U.S. Foods Holding Corp. (a)	45,950	1,563,219
		3,051,311
Energy (5.1%):
Northern Oil and Gas, Inc.	40,060	1,234,649
PDC Energy, Inc.	16,860	1,070,273
		2,304,922
Health Care (14.4%):
Encompass Health Corp.	24,180	1,446,206
Humana, Inc.	2,560	1,311,206
Medtronic PLC	13,450	1,045,334
Merck & Co., Inc.	12,830	1,423,488
Zimmer Biomet Holdings, Inc.	10,160	1,295,400
		6,521,634
Industrials (4.9%):
Fluor Corp. (a)	33,020	1,144,473
Sensata Technologies Holding PLC	26,750	1,080,165
		2,224,638
Information Technology (6.6%):
Fidelity National Information Services, Inc.	20,910	1,418,744
Verint Systems, Inc. (a)	43,630	1,582,896
		3,001,640
Insurance (25.4%):
Brown & Brown, Inc.	34,830	1,984,265
Fairfax Financial Holdings Ltd.	3,620	2,144,699
Markel Corp. (a)	1,630	2,147,509
The Progressive Corp.	13,790	1,788,701
White Mountains Insurance Group Ltd.	1,250	1,767,912
Willis Towers Watson PLC	6,720	1,643,578
		11,476,664

See notes to financial statements.

31

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Materials (9.2%):
Graphic Packaging Holding Co.	64,710	$1,439,797
Olin Corp.	26,490	1,402,381
Sealed Air Corp.	25,930	1,293,388
		4,135,566
Real Estate (2.4%):
Four Corners Property Trust, Inc.	41,730	1,082,059
Utilities (4.5%):
Vistra Corp.	87,780	2,036,496
Total Common Stocks (Cost $38,983,266)		42,977,329
Total Investments (Cost $38,983,266) — 95.2%		42,977,329
Other assets in excess of liabilities — 4.8%		2,166,096
NET ASSETS — 100.00%		$45,143,425

(a)  Non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

32

Victory Portfolios Victory Global Energy Transition Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (79.3%)
Chemicals (4.7%):
Linde PLC	58,902	$19,212,655
Energy (0.2%):
Energy Vault SA (a) (c) (d) (e)	248,310	774,727
Industrials (3.5%):
Energy Vault Holdings, Inc. (a) (b)	2,242,117	6,995,404
NuScale Power Corp. (a)	563,808	5,784,670
NuScale Power Corp. (a) (b)	142,608	1,463,158
		14,243,232
Materials (5.1%):
Ivanhoe (a) (c) (d) (e)	1,719,859	20,896,287
Metals & Mining (27.4%):
First Quantum Minerals Ltd.	1,812,914	37,883,984
Iluka Resources Ltd.	2,892,440	18,763,412
Ivanhoe Electric, Inc. (a) (b)	848,615	10,310,672
Newmont Corp.	431,075	20,346,740
Norsk Hydro ASA	2,323,078	17,407,771
Sunrise Energy Metals Ltd. (a) (b)	5,786,876	7,563,102
		112,275,681
Oil, Gas & Consumable Fuels (33.8%):
Antero Resources Corp. (a)	262,984	8,149,874
Cameco Corp.	1,454,770	32,978,941
Cheniere Energy, Inc.	24,196	3,628,432
Enterprise Products Partners LP	744,130	17,948,416
Peyto Exploration & Development Corp.	428,461	4,389,684
Range Resources Corp.	148,744	3,721,575
Tourmaline Oil Corp.	172,104	8,685,290
Whitecap Resources, Inc.	7,463,872	59,212,576
		138,714,788
Utilities (4.6%):
NextEra Energy, Inc.	226,960	18,973,856
Total Common Stocks (Cost $258,528,102)		325,091,226
Collateral for Securities Loaned (2.4%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (f)	2,428,128	2,428,128
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (f)	2,585,364	2,585,364
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (f)	2,585,364	2,585,364

See notes to financial statements.

33

Victory Portfolios Victory Global Energy Transition Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (f)	2,393,401	$2,393,401
Total Collateral for Securities Loaned (Cost $9,992,257)		9,992,257
Total Investments (Cost $268,520,359) — 81.7%		335,083,483
Other assets in excess of liabilities — 18.3%		74,805,516
NET ASSETS — 100.00%		$409,888,999

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2022, illiquid securities were 5.3% of net assets.

(d)  Restricted security that is not registered under the Securities Act of 1933.

(e)  The following table details the earliest acquisition date and cost of the Fund's restricted securities at December 31, 2022:

Security Name	Acquisition Date	Cost
Energy Vault SA	8/24/2021	$2,323,956
Ivanhoe	7/28/2021	13,005,355

(f)  Rate disclosed is the daily yield on December 31, 2022.

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

34

Victory Portfolios	Statements of Assets and Liabilities December 31, 2022
	Victory RS Partners Fund	Victory RS Value Fund	Victory RS Large Cap Alpha Fund
Assets:
Investments, at value (Cost $287,587,010 $243,501,097 and $385,954,723)	$335,512,703	$289,665,017	$455,154,015
Cash	13,500,879	5,267,696	13,258,047
Receivables:
Interest and dividends	432,455	170,054	728,261
Capital shares issued	165,822	389,745	20,373
From Adviser	53,716	3,877	22,936
Prepaid expenses	26,951	27,427	26,069
Total Assets	349,692,526	295,523,816	469,209,701
Liabilities:
Payables:
Capital shares redeemed	520,800	262,155	540,648
Accrued expenses and other payables:
Investment advisory fees	300,398	215,418	201,394
Administration fees	16,043	13,584	21,586
Custodian fees	4,569	3,863	5,728
Transfer agent fees	83,614	60,144	71,282
Compliance fees	268	226	359
Trustees' fees	113	112	119
12b-1 fees	18,861	19,497	50,806
Other accrued expenses	35,383	29,741	33,281
Total Liabilities	980,049	604,740	925,203
Net Assets:
Capital	303,340,860	247,684,746	394,485,974
Total accumulated earnings/(loss)	45,371,617	47,234,330	73,798,524
Net Assets	$348,712,477	$294,919,076	$468,284,498
Net Assets
Class A	$169,627,658	$172,406,309	$437,854,920
Class C	—	1,281,877	3,594,843
Class R	1,518,570	647,537	5,765,200
Class Y	172,847,146	120,583,353	21,069,535
Member Class	4,719,103	—	—
Total	$348,712,477	$294,919,076	$468,284,498
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	7,206,396	7,172,833	9,137,210
Class C	—	63,576	94,674
Class R	74,976	29,061	121,351
Class Y	6,692,182	4,837,976	441,969
Member Class	200,121	—	—
Total	14,173,675	12,103,446	9,795,204
Net asset value, offering (except Class A) and redemption price per share:
Class A	$23.54	$24.04	$47.92
Class C (a)	—	20.16	37.97
Class R	20.25	22.28	47.51
Class Y	25.83	24.92	47.67
Member Class	23.58	—	—
Maximum Sales Charge — Class A	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$24.98	$25.51	$50.84

(a)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

35

Victory Portfolios	Statements of Assets and Liabilities December 31, 2022
	Victory RS Investors Fund	Victory Global Energy Transition Fund
Assets:
Investments, at value (Cost $38,983,266 and $268,520,359)	$42,977,329	$335,083,483 (a)
Foreign currency, at value (Cost $— and $27,016)	—	27,016
Cash	2,094,601	76,073,699
Receivables:
Interest and dividends	73,029	124,127
Capital shares issued	6,042	274,102
Investments sold	—	8,943,867
From Adviser	26,883	34,941
Prepaid expenses	30,771	37,244
Total Assets	45,208,655	420,598,479
Liabilities:
Payables:
Collateral received on loaned securities	—	9,992,257
Capital shares redeemed	67	221,506
Accrued expenses and other payables:
Investment advisory fees	38,642	350,010
Administration fees	2,085	18,633
Custodian fees	1,102	8,581
Transfer agent fees	8,335	77,666
Compliance fees	34	306
Trustees' fees	101	115
12b-1 fees	2,248	11,453
Other accrued expenses	12,616	28,953
Total Liabilities	65,230	10,709,480
Net Assets:
Capital	41,121,602	2,108,650,899
Total accumulated earnings/(loss)	4,021,823	(1,698,761,900)
Net Assets	$45,143,425	$409,888,999
Net Assets
Class A	$15,250,214	$91,520,661
Class C	908,711	2,396,497
Class R	841,579	1,863,900
Class Y	28,142,921	314,107,941
Total	$45,143,425	$409,888,999
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	1,164,053	3,020,264
Class C	83,129	89,562
Class R	75,194	65,784
Class Y	2,067,267	9,915,645
Total	3,389,643	13,091,255
Net asset value, offering (except Class A) and redemption price per share:
Class A	$13.10	$30.30
Class C (b)	10.93	26.76
Class R	11.19	28.33
Class Y	13.61	31.68
Maximum Sales Charge — Class A	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$13.90	$32.15

(a)  Includes $10,037,738 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

36

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2022
	Victory RS Partners Fund	Victory RS Value Fund	Victory RS Large Cap Alpha Fund
Investment Income:
Dividends	$6,498,507	$4,305,246	$8,059,664
Interest	65,433	45,000	82,069
Securities lending (net of fees)	3,156	5,501	503
Foreign tax withholding	(45,104)	(6,689)	—
Total Income	6,521,992	4,349,058	8,142,236
Expenses:
Investment advisory fees	3,655,409	2,595,474	2,469,739
Administration fees	199,060	166,264	268,951
Sub-Administration fees	17,000	17,000	13,708
12b-1 fees — Class A	447,354	437,039	1,155,404
12b-1 fees — Class C	—	11,627	45,165
12b-1 fees — Class R	7,436	3,225	30,567
Custodian fees	19,540	12,432	23,891
Transfer agent fees — Class A	242,986	207,250	363,118
Transfer agent fees — Class C	—	892	3,328
Transfer agent fees — Class R	2,671	1,343	10,242
Transfer agent fees — Class Y	176,063	129,288	16,074
Transfer agent fees — Member Class	7,545	—	—
Trustees' fees	23,147	19,615	30,328
Compliance fees	2,939	2,456	3,970
Legal and audit fees	32,384	28,696	41,002
State registration and filing fees	77,729	57,596	56,607
Other expenses	51,640	35,414	44,022
Recoupment of prior expenses waived/reimbursed by Adviser	—	4,358	430
Total Expenses	4,962,903	3,729,969	4,576,546
Expenses waived/reimbursed by Adviser	(263,864)	(59,177)	(167,620)
Net Expenses	4,699,039	3,670,792	4,408,926
Net Investment Income (Loss)	1,822,953	678,266	3,733,310
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	20,984,463	8,930,820	20,320,447
Net change in unrealized appreciation/depreciation on investment securities	(41,210,672)	(19,220,752)	(48,052,387)
Net realized/unrealized gains (losses) on investments	(20,226,209)	(10,289,932)	(27,731,940)
Change in net assets resulting from operations	$(18,403,256)	$(9,611,666)	$(23,998,630)

See notes to financial statements.

37

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2022
	Victory RS Investors Fund	Victory Global Energy Transition Fund
Investment Income:
Dividends	$445,470	$8,145,048
Non-cash dividends	—	748,454
Interest	14,499	393,224
Securities lending (net of fees)	10	1,331,333
Foreign tax withholding	—	(1,115,838)
Total Income	459,979	9,502,221
Expenses:
Investment advisory fees	350,994	3,980,795
Administration fees	19,141	216,832
Sub-Administration fees	13,500	13,500
12b-1 fees — Class A	37,493	239,320
12b-1 fees — Class C	15,047	28,493
12b-1 fees — Class R	4,112	8,245
Custodian fees	4,210	36,821
Transfer agent fees — Class A	15,711	149,099
Transfer agent fees — Class C	1,999	3,772
Transfer agent fees — Class R	1,476	2,090
Transfer agent fees — Class Y	17,811	265,276
Trustees' fees	3,711	22,466
Compliance fees	276	3,123
Legal and audit fees	11,078	34,673
State registration and filing fees	45,473	74,781
Other expenses	14,093	51,924
Recoupment of prior expenses waived/reimbursed by Adviser	187	35
Total Expenses	556,312	5,131,245
Expenses waived/reimbursed by Adviser	(122,672)	(189,737)
Net Expenses	433,640	4,941,508
Net Investment Income (Loss)	26,339	4,560,713
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	1,702,383	134,414,758
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(1,723,505)	(39,895,610)
Net realized/unrealized gains (losses) on investments	(21,122)	94,519,148
Change in net assets resulting from operations	$5,217	$99,079,861

See notes to financial statements.

38

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$1,822,953	$(449,102)	$678,266	$748,848	$3,733,310	$5,769,360
Net realized gains (losses)	20,984,463	80,047,267	8,930,820	67,085,450	20,320,447	79,181,305
Net change in unrealized appreciation/ depreciation	(41,210,672)	13,032,470	(19,220,752)	11,836,881	(48,052,387)	20,032,914
Change in net assets resulting from operations	(18,403,256)	92,630,635	(9,611,666)	79,671,179	(23,998,630)	104,983,579
Distributions to Shareholders:
Class A	(14,065,471)	(28,047,422)	(10,380,392)	(23,751,997)	(40,238,962)	(55,880,468)
Class C	—	—	(78,057)	(199,127)	(381,095)	(812,225)
Class R	(139,039)	(261,917)	(39,545)	(83,609)	(512,985)	(699,959)
Class Y	(13,746,011)	(24,006,515)	(7,328,104)	(17,934,828)	(2,018,146)	(2,330,388)
Member Class	(395,123)	(434,976)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(28,345,644)	(52,750,830)	(17,826,098)	(41,969,561)	(43,151,188)	(59,723,040)
Change in net assets resulting from capital transactions	18,483,829	10,857,122	(12,342,276)	(10,957,822)	6,717,073	5,894,424
Change in net assets	(28,265,071)	50,736,927	(39,780,040)	26,743,796	(60,432,745)	51,154,963
Net Assets:
Beginning of period	376,977,548	326,240,621	334,699,116	307,955,320	528,717,243	477,562,280
End of period	$348,712,477	$376,977,548	$294,919,076	$334,699,116	$468,284,498	$528,717,243

(continues on next page)
See notes to financial statements.

39

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$12,294,532	$32,378,102	$8,885,625	$12,582,595	$11,263,699	$18,537,698
Distributions reinvested	13,743,907	27,357,527	10,159,035	23,208,972	39,263,142	54,292,632
Cost of shares redeemed	(28,715,098)	(38,380,359)	(19,542,267)	(27,845,087)	(45,886,188)	(63,635,769)
Total Class A	$(2,676,659)	$21,355,270	$(497,607)	$7,946,480	$4,640,653	$9,194,561
Class C
Proceeds from shares issued	$—	$—	$440,819	$93,397	$502,720	$183,579
Distributions reinvested	—	—	78,057	199,127	366,127	784,649
Cost of shares redeemed	—	—	(506,372)	(1,731,042)	(2,850,908)	(6,904,121)
Total Class C	$—	$—	$12,504	$(1,438,518)	$(1,982,061)	$(5,935,893)
Class R
Proceeds from shares issued	$133,590	$102,925	$84,996	$79,653	$516,818	$569,839
Distributions reinvested	139,039	261,917	38,186	78,836	511,021	695,951
Cost of shares redeemed	(187,821)	(278,653)	(53,416)	(280,742)	(851,859)	(1,527,178)
Total Class R	$84,808	$86,189	$69,766	$(122,253)	$175,980	$(261,388)
Class Y
Proceeds from shares issued	$67,817,832	$64,038,117	$8,544,926	$12,404,934	$5,469,114	$4,827,781
Distributions reinvested	13,720,213	23,949,470	7,239,739	17,722,595	1,977,089	2,275,335
Cost of shares redeemed	(62,763,872)	(101,782,209)	(27,711,604)	(47,471,060)	(3,563,702)	(4,205,972)
Total Class Y	$18,774,173	$(13,794,622)	$(11,926,939)	$(17,343,531)	$3,882,501	$2,897,144
Member Class
Proceeds from shares issued	$2,720,707	$4,042,884	$—	$—	$—	$—
Distributions reinvested	395,123	434,976	—	—	—	—
Cost of shares redeemed	(814,323)	(1,267,575)	—	—	—	—
Total Member Class	$2,301,507	$3,210,285	$—	$—	$—	$—
Change in net assets resulting from capital transactions	$18,483,829	$10,857,122	$(12,342,276)	$(10,957,822)	$6,717,073	$5,894,424

(continues on next page)

See notes to financial statements.

40

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Share Transactions:
Class A
Issued	481,262	1,071,551	355,513	459,952	211,002	327,763
Reinvested	571,496	1,045,777	416,820	900,018	801,682	1,000,925
Redeemed	(1,118,378)	(1,316,022)	(773,903)	(1,031,826)	(864,956)	(1,117,937)
Total Class A	(65,620)	801,306	(1,570)	328,144	147,728	210,751
Class C
Issued	—	—	21,134	3,951	11,796	3,697
Reinvested	—	—	3,832	9,118	9,478	17,967
Redeemed	—	—	(23,831)	(77,404)	(65,919)	(151,544)
Total Class C	—	—	1,135	(64,335)	(44,645)	(129,880)
Class R
Issued	6,032	3,946	3,628	3,060	9,762	10,041
Reinvested	6,728	11,467	1,694	3,293	10,550	12,969
Redeemed	(8,341)	(10,507)	(2,254)	(10,767)	(16,389)	(26,224)
Total Class R	4,419	4,906	3,068	(4,414)	3,923	(3,214)
Class Y
Issued	2,441,288	1,974,973	329,333	451,850	101,669	81,687
Reinvested	519,303	839,425	286,099	663,195	40,522	42,077
Redeemed	(2,338,046)	(3,210,913)	(1,057,340)	(1,681,077)	(67,594)	(74,261)
Total Class Y	622,545	(396,515)	(441,908)	(566,032)	74,597	49,503
Member Class
Issued	104,185	132,546	—	—	—	—
Reinvested	16,381	16,583	—	—	—	—
Redeemed	(31,891)	(41,908)	—	—	—	—
Total Member Class	88,675	107,221	—	—	—	—
Change in Shares	650,019	516,918	(439,275)	(306,637)	181,603	127,160

See notes to financial statements.

41

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Investors Fund		Victory Global Energy Transition Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$26,339	$45,520	$4,560,713	$12,401
Net realized gains (losses)	1,702,383	6,937,784	134,414,758	8,906,170
Net change in unrealized appreciation/depreciation	(1,723,505)	(144,539)	(39,895,610)	121,511,876
Change in net assets resulting from operations	5,217	6,838,765	99,079,861	130,430,447
Distributions to Shareholders:
Class A	(593,474)	(2,084,214)	(714,418)	—
Class C	(41,908)	(430,072)	(189)	—
Class R	(37,686)	(124,797)	(11,014)	—
Class Y	(1,114,859)	(1,716,122)	(3,323,209)	(86,748)
Change in net assets resulting from distributions to shareholders	(1,787,927)	(4,355,205)	(4,048,830)	(86,748)
Change in net assets resulting from capital transactions	15,802,450	762,677	21,689,145	3,720,084
Change in net assets	14,019,740	3,246,237	116,720,176	134,063,783
Net Assets:
Beginning of period	31,123,685	27,877,448	293,168,823	159,105,040
End of period	$45,143,425	$31,123,685	$409,888,999	$293,168,823

(continues on next page)

See notes to financial statements.

42

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Investors Fund		Victory Global Energy Transition Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$2,946,002	$1,456,481	$42,038,478	$45,428,214
Distributions reinvested	564,633	1,959,510	689,192	—
Cost of shares redeemed	(2,406,749)	(2,154,752)	(55,481,662)	(36,106,014)
Total Class A	$1,103,886	$1,261,239	$(12,753,992)	$9,322,200
Class C
Proceeds from shares issued	$120,210	$115,128	$242,268	$1,198,233
Distributions reinvested	41,908	430,072	189	—
Cost of shares redeemed	(1,839,725)	(1,412,389)	(1,979,269)	(1,858,895)
Total Class C	$(1,677,607)	$(867,189)	$(1,736,812)	$(660,662)
Class R
Proceeds from shares issued	$88,122	$37,764	$675,055	$1,274,162
Distributions reinvested	37,686	124,797	11,014	—
Cost of shares redeemed	(32,776)	(47,693)	(167,974)	(1,575,801)
Total Class R	$93,032	$114,868	$518,095	$(301,639)
Class Y
Proceeds from shares issued	$19,799,022	$1,797,156	$169,662,076	$102,421,824
Distributions reinvested	1,113,618	1,711,171	2,993,315	81,976
Cost of shares redeemed	(4,629,501)	(3,254,568)	(136,993,537)	(107,143,615)
Total Class Y	$16,283,139	$253,759	$35,661,854	$(4,639,815)
Change in net assets resulting from capital transactions	$15,802,450	$762,677	$21,689,145	$3,720,084
Share Transactions:
Class A
Issued	217,087	99,952	1,436,545	2,394,815
Reinvested	42,556	143,240	23,011	—
Redeemed	(177,774)	(147,295)	(1,901,168)	(1,910,846)
Total Class A	81,869	95,897	(441,612)	483,969
Class C
Issued	10,737	9,121	9,549	78,427
Reinvested	3,786	37,139	7	—
Redeemed	(161,053)	(111,183)	(82,155)	(133,023)
Total Class C	(146,530)	(64,923)	(72,599)	(54,596)
Class R
Issued	7,591	2,913	23,316	83,535
Reinvested	3,323	10,549	393	—
Redeemed	(2,781)	(3,805)	(6,335)	(93,632)
Total Class R	8,133	9,657	17,374	(10,097)
Class Y
Issued	1,441,483	117,213	5,366,764	5,277,694
Reinvested	80,652	120,357	95,633	3,515
Redeemed	(327,694)	(214,659)	(4,455,045)	(5,630,485)
Total Class Y	1,194,441	22,911	1,007,352	(349,276)
Change in Shares	1,137,913	63,542	510,515	70,000

See notes to financial statements.

43

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Partners Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$26.82	$24.21	$24.47		$20.66	$29.21
Investment Activities:
Net investment income (loss) (a)	0.08	(0.09)	0.04		0.12	0.04
Net realized and unrealized gains (losses)	(1.26)	7.14	0.07		6.12	(3.52)
Total from Investment Activities	(1.18)	7.05	0.11		6.24	(3.48)
Distributions to Shareholders From:
Net investment income	(0.12)	—	—		(0.21)	(0.08)
Net realized gains	(1.98)	(4.44)	(0.37)		(2.22)	(4.99)
Total Distributions	(2.10)	(4.44)	(0.37)		(2.43)	(5.07)
Net Asset Value, End of Period	$23.54	$26.82	$24.21		$24.47	$20.66
Total Return (excludes sales charge) (b)	(4.54)%	29.58%	0.46%		30.69%	(12.04)%
Ratios to Average Net Assets:
Net Expenses (c)	1.45%	1.45%	1.45%		1.45%	1.45%
Net Investment Income (Loss)	0.33%	(0.29)%	0.20%		0.49%	0.14%
Gross Expenses (c)	1.49%	1.49%	1.53%		1.52%	1.52%
Supplemental Data:
Net Assets at end of period (000's)	$169,628	$195,053	$156,629		$193,630	$175,723
Portfolio Turnover (d)	98%	64%	108	%(e)	57%	62%

(continues on next page)

See notes to financial statements.

44

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Partners Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$23.41	$21.65	$22.01		$18.79	$27.09
Investment Activities:
Net investment income (loss) (a)	(0.01)	(0.17)	(0.03)		0.03	(0.04)
Net realized and unrealized gains (losses)	(1.10)	6.37	0.04		5.55	(3.27)
Total from Investment Activities	(1.11)	6.20	0.01		5.58	(3.31)
Distributions to Shareholders From:
Net investment income	(0.07)	—	—		(0.14)	—
Net realized gains	(1.98)	(4.44)	(0.37)		(2.22)	(4.99)
Total Distributions	(2.05)	(4.44)	(0.37)		(2.36)	(4.99)
Net Asset Value, End of Period	$20.25	$23.41	$21.65		$22.01	$18.79
Total Return (b)	(4.86)%	29.15%	0.06%		30.26%	(12.39)%
Ratios to Average Net Assets:
Net Expenses (c)	1.81%	1.81%	1.81%		1.81%	1.81%
Net Investment Income (Loss)	(0.03)%	(0.65)%	(0.15)%		0.12%	(0.16)%
Gross Expenses (c)	2.54%	2.48%	2.87%		2.63%	2.37%
Supplemental Data:
Net Assets at end of period (000's)	$1,519	$1,652	$1,421		$1,510	$1,207
Portfolio Turnover (d)	98%	64%	108	%(e)	57%	62%

(continues on next page)

See notes to financial statements.

45

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Partners Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$29.21	$25.99	$26.17		$21.94	$30.67
Investment Activities:
Net investment income (loss) (a)	0.19	0.02	0.12		0.21	0.14
Net realized and unrealized gains (losses)	(1.39)	7.69	0.07		6.52	(3.71)
Total from Investment Activities	(1.20)	7.71	0.19		6.73	(3.57)
Distributions to Shareholders From:
Net investment income	(0.20)	(0.05)	—		(0.28)	(0.17)
Net realized gains	(1.98)	(4.44)	(0.37)		(2.22)	(4.99)
Total Distributions	(2.18)	(4.49)	(0.37)		(2.50)	(5.16)
Net Asset Value, End of Period	$25.83	$29.21	$25.99		$26.17	$21.94
Total Return (b)	(4.23)%	30.03%	0.77%		31.18%	(11.77)%
Ratios to Average Net Assets:
Net Expenses (c)	1.12%	1.12%	1.12%		1.12%	1.12%
Net Investment Income (Loss)	0.67%	0.05%	0.54%		0.82%	0.48%
Gross Expenses (c)	1.21%	1.19%	1.23%		1.21%	1.19%
Supplemental Data:
Net Assets at end of period (000's)	$172,847	$177,278	$168,087		$232,432	$250,709
Portfolio Turnover (d)	98%	64%	108	%(e)	57%	62%

(continues on next page)

See notes to financial statements.

46

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Partners Fund
	Member Class
	Year Ended December 31, 2022	Year Ended December 31, 2021	November 3, 2020(f) through December 31, 2020
Net Asset Value, Beginning of Period	$26.87	$24.22	$19.64
Investment Activities:
Net investment income (loss) (a)	0.15	(0.04)	0.01
Net realized and unrealized gains (losses)	(1.29)	7.17	4.94
Total from Investment Activities	(1.14)	7.13	4.95
Distributions to Shareholders From:
Net investment income	(0.17)	(0.04)	—
Net realized gains	(1.98)	(4.44)	(0.37)
Total Distributions	(2.15)	(4.48)	(0.37)
Net Asset Value, End of Period	$23.58	$26.87	$24.22
Total Return (b) (g)	(4.36)%	29.90%	25.22%
Ratios to Average Net Assets:
Net Expenses (c) (h)	1.25%	1.25%	1.25%
Net Investment Income (Loss) (h)	0.59%	(0.14)%	0.36%
Gross Expenses (c) (h)	1.78%	3.05%	33.63%
Supplemental Data:
Net Assets at end of period (000's)	$4,719	$2,994	$102
Portfolio Turnover (d) (g)	98%	64%	108%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Reflects an increase in trading activity due to asset allocation shifts.

(f)  Commencement of operations.

(g)  Not annualized for periods less than one year.

(h)  Annualized for periods less than one year.

See notes to financial statements.

47

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$26.33	$23.68	$24.79	$20.28	$26.21
Investment Activities:
Net investment income (loss) (a)	0.03	0.03	0.03	0.07	0.06
Net realized and unrealized gains (losses)	(0.80)	6.34	(0.68)	6.28	(2.85)
Total from Investment Activities	(0.77)	6.37	(0.65)	6.35	(2.79)
Distributions to Shareholders From:
Net investment income	(0.12)	(0.11)	—	(0.14)	(0.14)
Net realized gains	(1.40)	(3.61)	(0.46)	(1.70)	(3.00)
Total Distributions	(1.52)	(3.72)	(0.46)	(1.84)	(3.14)
Net Asset Value, End of Period	$24.04	$26.33	$23.68	$24.79	$20.28
Total Return (excludes sales charge) (b)	(2.97)%	27.31%	(2.59)%	31.35%	(10.75)%
Ratios to Average Net Assets:
Net Expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Net Investment Income (Loss)	0.13%	0.12%	0.14%	0.28%	0.24%
Gross Expenses (c)	1.32%	1.34%	1.37%	1.35%	1.34%
Supplemental Data:
Net Assets at end of period (000's)	$172,406	$188,881	$162,145	$207,200	$179,535
Portfolio Turnover (d)	71%	69%	73%	54%	65%

(continues on next page)

See notes to financial statements.

48

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$22.38	$20.65	$21.85	$18.08	$23.76
Investment Activities:
Net investment income (loss) (a)	(0.14)	(0.16)	(0.11)	(0.11)	(0.13)
Net realized and unrealized gains (losses)	(0.68)	5.50	(0.63)	5.58	(2.55)
Total from Investment Activities	(0.82)	5.34	(0.74)	5.47	(2.68)
Distributions to Shareholders From:
Net realized gains	(1.40)	(3.61)	(0.46)	(1.70)	(3.00)
Total Distributions	(1.40)	(3.61)	(0.46)	(1.70)	(3.00)
Net Asset Value, End of Period	$20.16	$22.38	$20.65	$21.85	$18.08
Total Return (excludes contingent deferred sales charge) (b)	(3.71)%	26.28%	(3.35)%	30.32%	(11.41)%
Ratios to Average Net Assets:
Net Expenses (c)	2.07%	2.07%	2.07%	2.07%	2.07%
Net Investment Income (Loss)	(0.65)%	(0.67)%	(0.62)%	(0.50)%	(0.54)%
Gross Expenses (c)	3.00%	2.33%	2.60%	2.29%	2.14%
Supplemental Data:
Net Assets at end of period (000's)	$1,282	$1,398	$2,618	$4,872	$9,428
Portfolio Turnover (d)	71%	69%	73%	54%	65%

(continues on next page)

See notes to financial statements.

49

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$24.54	$22.27	$23.44	$19.26	$25.06
Investment Activities:
Net investment income (loss) (a)	(0.06)	(0.07)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gains (losses)	(0.75)	5.95	(0.66)	5.95	(2.72)
Total from Investment Activities	(0.81)	5.88	(0.71)	5.92	(2.75)
Distributions to Shareholders From:
Net investment income	(0.05)	— (e)	—	(0.04)	(0.05)
Net realized gains	(1.40)	(3.61)	(0.46)	(1.70)	(3.00)
Total Distributions	(1.45)	(3.61)	(0.46)	(1.74)	(3.05)
Net Asset Value, End of Period	$22.28	$24.54	$22.27	$23.44	$19.26
Total Return (b)	(3.38)%	26.77%	(2.95)%	30.89%	(11.12)%
Ratios to Average Net Assets:
Net Expenses (c)	1.69%	1.69%	1.69%	1.69%	1.69%
Net Investment Income (Loss)	(0.26)%	(0.27)%	(0.23)%	(0.13)%	(0.11)%
Gross Expenses (c)	3.07%	1.80%	4.03%	3.47%	2.82%
Supplemental Data:
Net Assets at end of period (000's)	$648	$638	$677	$1,022	$1,019
Portfolio Turnover (d)	71%	69%	73%	54%	65%

(continues on next page)

See notes to financial statements.

50

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Value Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$27.23	$24.38	$25.45	$20.77	$26.77
Investment Activities:
Net investment income (loss) (a)	0.09	0.10	0.08	0.13	0.13
Net realized and unrealized gains (losses)	(0.82)	6.53	(0.69)	6.44	(2.92)
Total from Investment Activities	(0.73)	6.63	(0.61)	6.57	(2.79)
Distributions to Shareholders From:
Net investment income	(0.18)	(0.17)	—	(0.19)	(0.21)
Net realized gains	(1.40)	(3.61)	(0.46)	(1.70)	(3.00)
Total Distributions	(1.58)	(3.78)	(0.46)	(1.89)	(3.21)
Net Asset Value, End of Period	$24.92	$27.23	$24.38	$25.45	$20.77
Total Return (b)	(2.71)%	27.57%	(2.37)%	31.69%	(10.54)%
Ratios to Average Net Assets:
Net Expenses (c)	1.06%	1.06%	1.06%	1.06%	1.06%
Net Investment Income (Loss)	0.36%	0.36%	0.38%	0.51%	0.49%
Gross Expenses (c)	1.06%	1.06%	1.10%	1.07%	1.06%
Supplemental Data:
Net Assets at end of period (000's)	$120,583	$143,783	$142,515	$176,749	$166,538
Portfolio Turnover (d)	71%	69%	73%	54%	65%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Amount is less than $0.005 per share.

See notes to financial statements.

51

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$55.16	$50.59	$53.11	$42.20	$56.61
Investment Activities:
Net investment income (loss) (a)	0.40	0.65	0.52	0.51	0.44
Net realized and unrealized gains (losses)	(2.88)	10.81	(1.12)	12.44	(5.67)
Total from Investment Activities	(2.48)	11.46	(0.60)	12.95	(5.23)
Distributions to Shareholders From:
Net investment income	(0.43)	(0.57)	(0.15)	(0.37)	(0.38)
Net realized gains	(4.33)	(6.32)	(1.77)	(1.67)	(8.80)
Total Distributions	(4.76)	(6.89)	(1.92)	(2.04)	(9.18)
Net Asset Value, End of Period	$47.92	$55.16	$50.59	$53.11	$42.20
Total Return (excludes sales charge) (b)	(4.62)%	23.00%	(1.03)%	30.73%	(9.31)%
Ratios to Average Net Assets:
Net Expenses (c)	0.89%	0.89%	0.89%	0.89%	0.89%
Net Investment Income (Loss)	0.76%	1.13%	1.13%	1.03%	0.77%
Gross Expenses (c)	0.92%	0.93%	0.95%	0.95%	0.93%
Supplemental Data:
Net Assets at end of period (000's)	$437,855	$495,890	$444,160	$520,159	$439,035
Portfolio Turnover (d)	61%	52%	95%	51%	59%

(continues on next page)

See notes to financial statements.

52

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$44.72	$42.07	$44.70	$35.78	$49.50
Investment Activities:
Net investment income (loss) (a)	(0.03)	0.13	0.14	0.10	(0.03)
Net realized and unrealized gains (losses)	(2.32)	8.97	(1.00)	10.50	(4.89)
Total from Investment Activities	(2.35)	9.10	(0.86)	10.60	(4.92)
Distributions to Shareholders From:
Net investment income	(0.07)	(0.13)	—	(0.01)	— (e)
Net realized gains	(4.33)	(6.32)	(1.77)	(1.67)	(8.80)
Total Distributions	(4.40)	(6.45)	(1.77)	(1.68)	(8.80)
Net Asset Value, End of Period	$37.97	$44.72	$42.07	$44.70	$35.78
Total Return (excludes contingent deferred sales charge) (b)	(5.39)%	22.05%	(1.85)%	29.70%	(10.03)%
Ratios to Average Net Assets:
Net Expenses (c)	1.69%	1.69%	1.69%	1.69%	1.69%
Net Investment Income (Loss)	(0.07)%	0.27%	0.37%	0.24%	(0.06)%
Gross Expenses (c)	1.92%	1.80%	1.79%	1.74%	1.75%
Supplemental Data:
Net Assets at end of period (000's)	$3,595	$6,230	$11,326	$17,028	$18,227
Portfolio Turnover (d)	61%	52%	95%	51%	59%

(continues on next page)

See notes to financial statements.

53

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$54.74	$50.28	$52.83	$42.01	$56.35
Investment Activities:
Net investment income (loss) (a)	0.21	0.43	0.35	0.32	0.22
Net realized and unrealized gains (losses)	(2.86)	10.73	(1.13)	12.36	(5.61)
Total from Investment Activities	(2.65)	11.16	(0.78)	12.68	(5.39)
Distributions to Shareholders From:
Net investment income	(0.25)	(0.38)	—	(0.19)	(0.15)
Net realized gains	(4.33)	(6.32)	(1.77)	(1.67)	(8.80)
Total Distributions	(4.58)	(6.70)	(1.77)	(1.86)	(8.95)
Net Asset Value, End of Period	$47.51	$54.74	$50.28	$52.83	$42.01
Total Return (b)	(4.97)%	22.55%	(1.41)%	30.23%	(9.63)%
Ratios to Average Net Assets:
Net Expenses (c)	1.26%	1.26%	1.26%	1.26%	1.26%
Net Investment Income (Loss)	0.39%	0.75%	0.77%	0.66%	0.38%
Gross Expenses (c)	1.44%	1.44%	1.50%	1.48%	1.40%
Supplemental Data:
Net Assets at end of period (000's)	$5,765	$6,428	$6,066	$7,232	$6,348
Portfolio Turnover (d)	61%	52%	95%	51%	59%

(continues on next page)

See notes to financial statements.

54

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$54.90	$50.37	$52.87	$42.01	$56.38
Investment Activities:
Net investment income (loss) (a)	0.52	0.78	0.62	0.61	0.55
Net realized and unrealized gains (losses)	(2.89)	10.76	(1.10)	12.38	(5.64)
Total from Investment Activities	(2.37)	11.54	(0.48)	12.99	(5.09)
Distributions to Shareholders From:
Net investment income	(0.53)	(0.69)	(0.25)	(0.46)	(0.48)
Net realized gains	(4.33)	(6.32)	(1.77)	(1.67)	(8.80)
Total Distributions	(4.86)	(7.01)	(2.02)	(2.13)	(9.28)
Net Asset Value, End of Period	$47.67	$54.90	$50.37	$52.87	$42.01
Total Return (b)	(4.43)%	23.28%	(0.83)%	30.99%	(9.11)%
Ratios to Average Net Assets:
Net Expenses (c)	0.68%	0.68%	0.68%	0.68%	0.68%
Net Investment Income (Loss)	0.98%	1.35%	1.34%	1.24%	0.96%
Gross Expenses (c)	0.71%	0.68%	0.82%	0.78%	0.75%
Supplemental Data:
Net Assets at end of period (000's)	$21,070	$20,169	$16,011	$20,021	$21,827
Portfolio Turnover (d)	61%	52%	95%	51%	59%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Amount is less than $0.005 per share.

See notes to financial statements.

55

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$13.90	$12.84	$13.10	$10.68	$13.86
Investment Activities:
Net investment income (loss) (a)	(0.01)	0.02	(0.01)	— (b)	— (b)
Net realized and unrealized gains (losses)	(0.26)	3.25	(0.21)	2.99	(1.27)
Total from Investment Activities	(0.27)	3.27	(0.22)	2.99	(1.27)
Distributions to Shareholders From:
Net investment income	(0.01)	— (b)	—	—	—
Net realized gains	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Total Distributions	(0.53)	(2.21)	(0.04)	(0.57)	(1.91)
Net Asset Value, End of Period	$13.10	$13.90	$12.84	$13.10	$10.68
Total Return (excludes sales charge) (c)	(2.01)%	25.74%	(1.68)%	28.01%	(9.36)%
Ratios to Average Net Assets:
Net Expenses (d)	1.33%	1.33%	1.33%	1.33%	1.33%
Net Investment Income (Loss)	(0.05)%	0.13%	(0.08)%	0.03%	(0.03)%
Gross Expenses (d)	1.64%	1.66%	1.71%	1.62%	1.58%
Supplemental Data:
Net Assets at end of period (000's)	$15,250	$15,039	$12,663	$16,906	$15,682
Portfolio Turnover (e)	69%	68%	66%	64%	56%

(continues on next page)
See notes to financial statements.

56

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$11.76	$11.22	$11.54	$9.53	$12.68
Investment Activities:
Net investment income (loss) (a)	(0.10)	(0.08)	(0.08)	(0.08)	(0.10)
Net realized and unrealized gains (losses)	(0.21)	2.83	(0.20)	2.66	(1.14)
Total from Investment Activities	(0.31)	2.75	(0.28)	2.58	(1.24)
Distributions to Shareholders From:
Net realized gains	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Total Distributions	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Net Asset Value, End of Period	$10.93	$11.76	$11.22	$11.54	$9.53
Total Return (excludes contingent deferred sales charge) (c)	(2.69)%	24.78%	(2.43)%	27.08%	(10.08)%
Ratios to Average Net Assets:
Net Expenses (d)	2.07%	2.07%	2.07%	2.07%	2.07%
Net Investment Income (Loss)	(0.90)%	(0.64)%	(0.85)%	(0.73)%	(0.82)%
Gross Expenses (d)	2.95%	2.42%	2.75%	2.54%	2.44%
Supplemental Data:
Net Assets at end of period (000's)	$909	$2,702	$3,306	$6,898	$7,282
Portfolio Turnover (e)	69%	68%	66%	64%	56%

(continues on next page)

See notes to financial statements.

57

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$12.02	$11.41	$11.72	$9.66	$12.81
Investment Activities:
Net investment income (loss) (a)	(0.08)	(0.06)	(0.07)	(0.07)	(0.08)
Net realized and unrealized gains (losses)	(0.23)	2.88	(0.20)	2.70	(1.16)
Total from Investment Activities	(0.31)	2.82	(0.27)	2.63	(1.24)
Distributions to Shareholders From:
Net realized gains	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Total Distributions	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Net Asset Value, End of Period	$11.19	$12.02	$11.41	$11.72	$9.66
Total Return (c)	(2.63)%	25.00%	(2.30)%	27.24%	(9.91)%
Ratios to Average Net Assets:
Net Expenses (d)	1.95%	1.95%	1.95%	1.95%	1.95%
Net Investment Income (Loss)	(0.67)%	(0.49)%	(0.71)%	(0.59)%	(0.64)%
Gross Expenses (d)	2.98%	1.96%	4.41%	3.85%	3.15%
Supplemental Data:
Net Assets at end of period (000's)	$842	$806	$655	$844	$831
Portfolio Turnover (e)	69%	68%	66%	64%	56%

(continues on next page)

See notes to financial statements.

58

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Investors Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$14.41	$13.24	$13.47	$10.94	$14.10
Investment Activities:
Net investment income (loss) (a)	0.04	0.06	0.02	0.03	0.03
Net realized and unrealized gains (losses)	(0.28)	3.36	(0.21)	3.07	(1.28)
Total from Investment Activities	(0.24)	3.42	(0.19)	3.10	(1.25)
Distributions to Shareholders From:
Net investment income	(0.04)	(0.04)	—	—	—
Net realized gains	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Total Distributions	(0.56)	(2.25)	(0.04)	(0.57)	(1.91)
Net Asset Value, End of Period	$13.61	$14.41	$13.24	$13.47	$10.94
Total Return (c)	(1.73)%	26.07%	(1.41)%	28.35%	(9.06)%
Ratios to Average Net Assets:
Net Expenses (d)	1.05%	1.05%	1.05%	1.05%	1.05%
Net Investment Income (Loss)	0.30%	0.40%	0.17%	0.27%	0.18%
Gross Expenses (d)	1.36%	1.32%	1.50%	1.43%	1.37%
Supplemental Data:
Net Assets at end of period (000's)	$28,143	$12,577	$11,253	$19,146	$14,669
Portfolio Turnover (e)	69%	68%	66%	64%	56%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

59

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Global Energy Transition Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$22.62	$12.36	$9.71	$12.86		$23.73
Investment Activities:
Net investment income (loss) (a)	0.25	(0.04)	(0.01)	—	(b)	(0.14)
Net realized and unrealized gains (losses)	7.67	10.30	2.67	(3.15)		(10.73)
Total from Investment Activities	7.92	10.26	2.66	(3.15)		(10.87)
Distributions to Shareholders From:
Net investment income	(0.24)	—	(0.01)	—		—
Total Distributions	(0.24)	—	(0.01)	—		—
Net Asset Value, End of Period	$30.30	$22.62	$12.36	$9.71		$12.86
Total Return (excludes sales charge) (c)	35.01%	83.01%	27.35%	(24.49)%		(45.81)%
Ratios to Average Net Assets:
Net Expenses (d)	1.48%	1.48%	1.48%	1.48%		1.48%
Net Investment Income (Loss)	0.88%	(0.21)%	(0.15)%	—	%(e)	(0.65)%
Gross Expenses (d)	1.53%	1.58%	1.79%	1.69%		1.54%
Supplemental Data:
Net Assets at end of period (000's)	$91,521	$78,317	$36,803	$32,630		$64,001
Portfolio Turnover (f)	64%	79%	46%	24%		26%

(continues on next page)

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Global Energy Transition Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$19.98	$11.00	$8.71	$11.63	$21.63
Investment Activities:
Net investment income (loss) (a)	0.01	(0.17)	(0.07)	(0.08)	(0.28)
Net realized and unrealized gains (losses)	6.77	9.15	2.36	(2.84)	(9.72)
Total from Investment Activities	6.78	8.98	2.29	(2.92)	(10.00)
Distributions to Shareholders From:
Net investment income	— (b)	—	—	—	—
Total Distributions	— (b)	—	—	—	—
Net Asset Value, End of Period	$26.76	$19.98	$11.00	$8.71	$11.63
Total Return (excludes contingent deferred sales charge) (c)	33.94%	81.64%	26.29%	(25.11)%	(46.26)%
Ratios to Average Net Assets:
Net Expenses (d)	2.28%	2.28%	2.28%	2.28%	2.28%
Net Investment Income (Loss)	0.03%	(1.02)%	(0.92)%	(0.81)%	(1.42)%
Gross Expenses (d)	2.64%	2.41%	3.32%	2.75%	2.38%
Supplemental Data:
Net Assets at end of period (000's)	$2,396	$3,240	$2,385	$2,949	$6,939
Portfolio Turnover (f)	64%	79%	46%	24%	26%

(continues on next page)

See notes to financial statements.

61

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Global Energy Transition Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$21.19	$11.62	$9.16	$12.18	$22.56
Investment Activities:
Net investment income (loss) (a)	0.16	(0.12)	(0.04)	(0.04)	(0.20)
Net realized and unrealized gains (losses)	7.15	9.69	2.50	(2.98)	(10.18)
Total from Investment Activities	7.31	9.57	2.46	(3.02)	(10.38)
Distributions to Shareholders From:
Net investment income	(0.17)	—	—	—	—
Total Distributions	(0.17)	—	—	—	—
Net Asset Value, End of Period	$28.33	$21.19	$11.62	$9.16	$12.18
Total Return (c)	34.50%	82.36%	26.86%	(24.79)%	(46.01)%
Ratios to Average Net Assets:
Net Expenses (d)	1.86%	1.86%	1.86%	1.86%	1.86%
Net Investment Income (Loss)	0.57%	(0.70)%	(0.51)%	(0.37)%	(0.99)%
Gross Expenses (d)	2.32%	1.89%	5.74%	4.31%	2.50%
Supplemental Data:
Net Assets at end of period (000's)	$1,864	$1,026	$680	$621	$920
Portfolio Turnover (f)	64%	79%	46%	24%	26%

(continues on next page)

See notes to financial statements.

62

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Global Energy Transition Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$23.64	$12.88	$10.11	$13.38	$24.60
Investment Activities:
Net investment income (loss) (a)	0.38	0.02	0.02	0.03	(0.06)
Net realized and unrealized gains (losses)	8.00	10.75	2.78	(3.27)	(11.16)
Total from Investment Activities	8.38	10.77	2.80	(3.24)	(11.22)
Distributions to Shareholders From:
Net investment income	(0.34)	(0.01)	(0.03)	(0.03)	—
Total Distributions	(0.34)	(0.01)	(0.03)	(0.03)	—
Net Asset Value, End of Period	$31.68	$23.64	$12.88	$10.11	$13.38
Total Return (c)	35.46%	83.62%	27.73%	(24.25)%	(45.63)%
Ratios to Average Net Assets:
Net Expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Net Investment Income (Loss)	1.24%	0.10%	0.18%	0.27%	(0.29)%
Gross Expenses (d)	1.19%	1.21%	1.28%	1.26%	1.20%
Supplemental Data:
Net Assets at end of period (000's)	$314,108	$210,586	$119,237	$114,972	$393,581
Portfolio Turnover (f)	64%	79%	46%	24%	26%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Amount is less than 0.005%.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

63

Victory Portfolios	Notes to Financial Statements December 31, 2022

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 37 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following five Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund, with the exception of Victory RS Investors Fund and Victory Global Energy Transition Fund, is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS Partners Fund	RS Partners Fund	A, C, R, Y, and Member Class
Victory RS Value Fund	RS Value Fund	A, C, R, and Y
Victory RS Large Cap Alpha Fund	RS Large Cap Alpha Fund	A, C, R, and Y
Victory RS Investors Fund	RS Investors Fund	A, C, R, and Y
Victory Global Energy Transition Fund	Global Energy Transition Fund	A, C, R, and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Victory Capital Management Inc. ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

64

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
RS Partners Fund
Common Stocks	$334,925,334	$—	$—	$334,925,334
Preferred Stocks	—	—	587,369	587,369
Total	$334,925,334	$—	$587,369	$335,512,703
RS Value Fund
Common Stocks	$289,665,017	$—	$—	$289,665,017
Total	$289,665,017	$—	$—	$289,665,017
RS Large Cap Alpha Fund
Common Stocks	$455,154,015	$—	$—	$455,154,015
Total	$455,154,015	$—	$—	$455,154,015
RS Investors Fund
Common Stocks	$42,977,329	$—	$—	$42,977,329
Total	$42,977,329	$—	$—	$42,977,329
Global Energy Transition Fund
Common Stocks	$325,091,226	$—	$—	$325,091,226
Collateral for Securities Loaned	9,992,257	—	—	9,992,257
Total	$335,083,483	$—	$—	$335,083,483

65

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, there were no significant transfers into/out of Level 3, except for Global Energy Transition Fund, which had transfers out of Level 3 of 2.01% of net assets, which were a result of this Fund entering into several private placements for equity and convertible securities that began trading and subsequently converted into common stock upon effective registration.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Global Energy Transition Fund
Balance as of December 31, 2021	$8,231,397
Accrued Discount (Premium)	—
Realized Gain (Loss)	—
Change in Unrealized Appreciation/Depreciation	1,727,943
Purchases	—
Sales Proceeds	—
Transfers into Level 3	—
Transfers out of Level 3	(9,959,340)
Balance as of December 31, 2022	$—

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Special Purpose Acquisition Companies ("SPACs"):

The Funds may invest in stock, warrants and other securities of SPACs. A SPAC typically is a publicly traded company that raises funds through an initial public offering ("IPO") for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC's IPO. If the Fund purchases shares of a SPAC in an IPO it generally will bear a sales commission, which may be significant. The securities of a SPAC are often issued in "units" that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Funds' other investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC's shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.

Private Investments in Public Equities:

The Funds may acquire common stock or a security convertible into common stock, such as a warrant or convertible preferred stock, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act. These transactions are commonly referred to as a private placement in a publicly held company, or "PIPE." The issuer's common stock is usually publicly traded on a U.S. securities exchange or in the over-the-counter market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration

66

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer's common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register, within an agreed upon period of time for public resale under the U.S. securities laws, the common stock or the shares of common stock issuable upon conversion of the convertible securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the issuer's securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g., warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus, PIPE transactions present certain risks not associated with open market purchases of equities.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Funds enter into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Funds record realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. For the year ended December 31, 2022, the Funds had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Litigation income received during the year is recorded as realized gains by the Funds when such information becomes known. Gains of this type are infrequent to the Funds and are not expected to reoccur on a consistent basis. Class action litigation income received by the RS Investors Fund for the year amounted to $332,485 and is reflected on the Statements of Operations within Net realized gains (losses) from investment securities and foreign currency transactions.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

67

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Funds' securities lending transactions as of December 31, 2022.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
Global Energy Transition Fund	$10,037,738	$—	$9,992,257

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

For the year ended December 31, 2022, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

68

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows:

	Excluding U.S. Government Securities
	Purchases	Sales
RS Partners Fund	$343,824,818	$355,884,156
RS Value Fund	210,183,964	236,551,857
RS Large Cap Alpha Fund	292,426,808	319,392,923
RS Investors Fund	35,537,854	22,731,954
Global Energy Transition Fund	218,982,174	266,439,697

4. Affiliated Fund Ownership:

The Funds offer shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of December 31, 2022, certain fund-of-funds owned total outstanding shares of the Funds as follows:

Global Energy Transition Fund	Ownership %
Victory Strategic Allocation Fund	0.4
RS Partners Fund	Ownership %
Victory Strategic Allocation Fund	0.2

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

VCM has entered into a Sub-Advisory Agreement with SailingStone Capital Partners LLC ("SailingStone"). SailingStone is responsible for providing day-to-day investment advisory services to the Global Energy Transition Fund, subject to the oversight of the Board. Sub-investment advisory fees paid by VCM to SailingStone do not represent a separate or additional expense to the Funds.

69

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

Flat Rate
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
Global Energy Transition Fund	1.00%

Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

70

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
RS Partners Fund	0.25%	N/A	0.50%
RS Value Fund	0.25%	1.00%	0.50%
RS Large Cap Alpha Fund	0.25%	1.00%	0.50%
RS Investors Fund	0.25%	1.00%	0.50%
Global Energy Transition Fund	0.25%	1.00%	0.50%

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of the Class A. For the year ended December 31, 2022, the Distributor received $19,471 from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2023
	Class A	Class C	Class R	Class Y	Member Class
RS Partners Fund	1.45%	N/A	1.81%	1.12%	1.25%
RS Value Fund	1.30%	2.07%	1.69%	1.06%	N/A
RS Large Cap Alpha Fund	0.89%	1.69%	1.26%	0.68%	N/A
RS Investors Fund	1.33%	2.07%	1.95%	1.05%	N/A
Global Energy Transition Fund	1.48%	2.28%	1.86%	1.15%	N/A

Under the terms of the expense limitation agreements, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

71

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

	Expires 2023	Expires 2024	Expires 2025	Total
RS Partners Fund	$316,786	$229,651	$263,864	$810,301
RS Value Fund	194,789	70,218	59,177	324,184
RS Large Cap Alpha Fund	314,607	211,774	167,620	694,001
RS Investors Fund	146,600	90,433	122,672	359,705
Global Energy Transition Fund	234,015	186,151	189,737	609,903

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

6. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Funds invest may decline in response to developments affecting individual companies and/or general, economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Private Investments in Public Equities Risk — The risks associated with PIPE transactions that the RS Science and Technology Fund invests is that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be sold only in a privately negotiated transaction, typically at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer's securities may nevertheless be "thin" or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible. While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the 1933 Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.

Special Purpose Acquisition Company Risk — An investment in a SPAC is subject to a variety of risks, including that (1) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (2) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (3) an attractive acquisition or merger target may not be identified at all or a proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (4) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by

72

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

the SPAC at an unfavorable price; (5) the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (6) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (7) while a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid and there can be no assurance that a market will develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value, (8) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; and (9) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested.

Sector Focus Risk — To the extent the Funds focus in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Funds' investments and could make the Funds' performance more volatile. For example, the values of companies in the Information Technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Concentration Risk — The Global Energy Transition Fund (herein, the Fund) may concentrate its investments in a particular industry, as the term "concentration is used in the 1940 Act. Concentrating investments in the Natural Resources sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they cause the Fund's cash position or cash requirements to exceed normal levels.

Natural Resources Investment Risk — Investment in companies in natural resources industries (including those in the energy sector) can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. For example, the COVID-19 pandemic has drastically reduced the demand for various natural resources and has drastically increased the price volatility of natural resources and companies within the natural resources industry. An extended period of reduced (or negative) prices may significantly lengthen the time that companies within the natural resources industries would need to recover after a stabilization of prices. Investments in interests in gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships, which are generally subject to many of the risks that apply to partnerships and may also be subject to certain tax risks.

Market Risk — Overall market risks may affect the value of the Funds. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

73

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period from June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. The Funds did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Funds did not utilize or participate in the Facility during the year ended December 31, 2022.

8. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
RS Partners Fund	Annually	Annually
RS Value Fund	Annually	Annually
RS Large Cap Alpha Fund	Annually	Annually
RS Investors Fund	Annually	Annually
Global Energy Transition Fund	Annually	Annually

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net

74

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
RS Partners Fund	$(3,456,660)	$3,456,660
RS Value Fund	(818,538)	818,538
RS Large Cap Alpha Fund	(1,527,850)	1,527,850
RS Investors Fund	6,123	(6,123)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

	Year Ended December 31, 2022
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Partners Fund	$1,850,259	$26,495,385	$28,345,644
RS Value Fund	2,379,283	15,446,815	17,826,098
RS Large Cap Alpha Fund	8,169,416	34,981,772	43,151,188
RS Investors Fund	216,610	1,571,317	1,787,927
Global Energy Transition Fund	4,048,830	—	4,048,830
	Year Ended December 31, 2021
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Partners Fund	$21,530,003	$31,220,827	$52,750,830
RS Value Fund	10,573,513	31,396,048	41,969,561
RS Large Cap Alpha Fund	27,811,743	31,911,297	59,723,040
RS Investors Fund	1,283,871	3,071,334	4,355,205
Global Energy Transition Fund	86,748	—	86,748

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
RS Partners Fund	$—	$1,091,701	$1,091,701	$—	$44,279,916	$45,371,617
RS Value Fund	—	2,754,915	2,754,915	—	44,479,415	47,234,330
RS Large Cap Alpha Fund	3,552,560	2,314,135	5,866,695	—	67,931,829	73,798,524
RS Investors Fund	79,413	—	79,413	—	3,942,410	4,021,823
Global Energy Transition Fund	315,243	—	315,243	(1,752,284,601)	53,207,458	(1,698,761,900)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, and partnership basis adjustments.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, the Funds had net capital loss carryforwards as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

	Short-Term Amount	Long-Term Amount	Total
Global Energy Transition Fund	$—	$1,752,284,601	$1,752,284,601

During the tax year ended December 31, 2022, the following Funds utilized capital loss carryforwards:

Global Energy Transition Fund	$70,905,204

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Partners Fund	$291,232,787	$57,623,792	$(13,343,876)	$44,279,916
RS Value Fund	245,185,602	48,597,190	(4,117,775)	44,479,415
RS Large Cap Alpha Fund	387,222,186	89,523,019	(21,591,190)	67,931,829
RS Investors Fund	39,034,919	5,401,636	(1,459,226)	3,942,410
Global Energy Transition Fund	281,976,709	81,786,501	(28,679,727)	53,106,774

76

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, and Victory Global Energy Transition Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2023

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 37 portfolios in the Trust, 6 portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, October 1951	Trustee	May 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* August 1951	Trustee	May 2005	Retired.	None.
Dennis M. Bushe, January 1944	Trustee	July 2016	Retired.	None.

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Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Timothy Pettee, April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp., (January 2003-July 2021).	None.
Leigh A. Wilson, December 1944	Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** May 1972	Trustee	May 2008

Chief Executive Officer and Chairman (since 2013), the Adviser; Chief Executive Officer and Chairman (since 2013), Victory Capital Holdings, Inc.; Director (since 2013), Victory Capital Services, Inc.; Director (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015).
Thomas Dusenberry, July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016).
Christopher A. Ponte, March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Sean Fox, September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Charles Booth, April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007).
Jay G. Baris, January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
RS Partners Fund
Class A	$1,000.00	$1,059.30	$1,017.90	$7.53	$7.38	1.45%
Class R	1,000.00	1,057.60	1,016.08	9.39	9.20	1.81%
Class Y	1,000.00	1,061.20	1,019.56	5.82	5.70	1.12%
Member Class	1,000.00	1,060.60	1,018.90	6.49	6.36	1.25%
RS Value Fund
Class A	1,000.00	1,070.30	1,018.65	6.78	6.61	1.30%
Class C	1,000.00	1,065.70	1,014.77	10.78	10.51	2.07%
Class R	1,000.00	1,067.60	1,016.69	8.81	8.59	1.69%
Class Y	1,000.00	1,071.20	1,019.86	5.53	5.40	1.06%

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	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
RS Large Cap Alpha Fund
Class A	$1,000.00	$1,026.40	$1,020.72	$4.55	$4.53	0.89%
Class C	1,000.00	1,022.20	1,016.69	8.61	8.59	1.69%
Class R	1,000.00	1,024.40	1,018.85	6.43	6.41	1.26%
Class Y	1,000.00	1,027.40	1,021.78	3.47	3.47	0.68%
RS Investors Fund
Class A	1,000.00	1,027.20	1,018.50	6.80	6.77	1.33%
Class C	1,000.00	1,023.60	1,014.77	10.56	10.51	2.07%
Class R	1,000.00	1,023.90	1,015.38	9.95	9.91	1.95%
Class Y	1,000.00	1,028.30	1,019.91	5.37	5.35	1.05%
Global Energy Transition Fund
Class A	1,000.00	1,096.50	1,017.74	7.82	7.53	1.48%
Class C	1,000.00	1,092.30	1,013.71	12.02	11.57	2.28%
Class R	1,000.00	1,094.50	1,015.83	9.82	9.45	1.86%
Class Y	1,000.00	1,098.50	1,019.41	6.08	5.85	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

For the year ended December 31, 2022, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
RS Partners Fund	100%
RS Value Fund	66%
RS Large Cap Alpha Fund	37%
RS Investors Fund	100%
Global Energy Transition Fund	100%

Dividends qualified for corporate dividends received deductions of:

Percent
RS Partners Fund	100%
RS Value Fund	65%
RS Large Cap Alpha Fund	32%
RS Investors Fund	100%
Global Energy Transition Fund	24%

For the year ended December 31, 2022, the following Funds designated short-term capital gain distributions:

Amount
RS Value Fund	$1,213,263
RS Large Cap Alpha Fund	3,984,945
RS Investors Fund	136,561

For the year ended December 31, 2022, the following Funds designated long-term capital gain distributions:

Amount
RS Partners Fund	$29,960,736
RS Value Fund	16,333,856
RS Large Cap Alpha Fund	36,656,645
RS Investors Fund	1,571,317

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2022, were as follows:

	Foreign Source Income	Foreign Tax Expense
Global Energy Transition Fund	$0.55	$0.08

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Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of each of the Funds (the "Advisory Agreement"), and the sub-advisory agreement between SailingStone Capital Partners LLC (the "Sub-Adviser") and the Adviser, on behalf of the Global Energy Transition Fund (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements"), at a meeting, which was called for that purpose, on December 6, 2022. The Board also considered information relating to the Funds and the Agreements provided throughout the year and, more specifically, at the meetings on October 18, 2022 and December 6, 2022. In considering whether to approve the Agreement, the Board requested, and the Adviser and Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by a consultant retained through their counsel.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreements should be continued. The Board reviewed numbers factors with respect to each Fund, including the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, shareholder services and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

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•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Sub-Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. The Board retained an independent, third-party consultant to provide comparative information about fees, expenses and performance, and to design and maintain a database of relevant information designed to assist the Board in retrieving and analyzing comparative information. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by the consultant, and a peer group of funds with similar investment strategies selected by that consultant from the universe of comparable funds. The Board reviewed the factors and methodology used by the consultant in the selection of each Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

For Funds with total net expense ratios that ranked within the fourth quartile (most expensive) in relation to their peers as evaluated by a consultant, the Board requested, and the Adviser provided, supplemental information about the level of fees and the nature of the services provided. The Adviser reviewed additional relevant circumstances, which included, among other things, specialized strategies, small or decreasing assets, or rapid or recent changes in peer expense ratios.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

With respect to the Global Energy Transition Fund, the Board also considered information concerning the fee paid to the Sub-Adviser under the Sub-Advisory Agreement. The Board considered the relative roles and responsibilities of the Adviser and Sub-Adviser with respect to the Fund and noted that, among other things: (1) the sub-advisory fees for the Fund are paid by the Adviser and, therefore, are not a direct expense of the Fund; and (2) the Adviser supervises the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services. The Board reviewed fees and other information related to the Sub-Adviser's management of similarly managed institutional or private

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accounts, and the differences in the services provided to the other accounts. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to either increase or reduce its fee would have no direct impact on the Fund or its shareholders.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Partners Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Value Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and peer group median for the one-, five- and ten-year periods and underperformed both the benchmark index and the peer group median for the three-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Large Cap Alpha Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance

86

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Investors Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Global Energy Transition Fund:

The Board noted that effective May 1, 2021, the Fund changed its principal investment strategy and name. The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for the one- and three-year periods, and underperformed both the benchmark index and peer group median for the five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion:

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which entails a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing and supporting quality portfolio management teams;

•  The Adviser's oversight of the Sub-Adviser; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

87

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to the Global Energy Transition Fund, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The relative roles and responsibilities of the Adviser and the Sub-Adviser under the Sub-Advisory Agreement;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in the Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

88

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VPRSVF-AR (12/22)

December 31, 2022

Annual Report

Victory RS Small Cap Growth Fund

Victory RS Select Growth Fund

Victory RS Mid Cap Growth Fund

Victory RS Growth Fund

Victory RS Science and Technology Fund

Victory RS Small Cap Equity Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Manager's Commentary / Investment Overview (Unaudited)	5
Investment Objective and Portfolio Holdings (Unaudited)	35
Schedules of Portfolio Investments
Victory RS Small Cap Growth Fund	41
Victory RS Select Growth Fund	44
Victory RS Mid Cap Growth Fund	46
Victory RS Growth Fund	49
Victory RS Science and Technology Fund	51
Victory RS Small Cap Equity Fund	55
Financial Statements
Statements of Assets and Liabilities	57
Statements of Operations	59
Statements of Changes in Net Assets	61
Financial Highlights	67
Notes to Financial Statements	96
Report of Independent Registered Public Accounting Firm	107
Supplemental Information (Unaudited)	108
Trustee and Officer Information	108
Proxy Voting and Portfolio Holdings Information	111
Expense Examples	111
Additional Federal Income Tax Information	113
Advisory Contract Approval	114
Privacy Policy (inside back cover)

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

800-235-8396 for Member Class

Visit our website at:

vcm.com

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class) or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory RS Small Cap Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Following robust calendar year returns during 2019, 2020, and 2021, the S&P 500® Index registered its seventh worst loss in the last 100 years, down 18.11% in 2022. The index, though, has still provided positive returns in 12 of the past 14 years. This challenging period was driven by a number of factors, including the global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, an unprecedented reversal in monetary response, global logistical challenges, the highest levels of inflation since the 1980s, and changing consumer behavior. Despite all of this, we have also seen a resilient U.S. economy that continues to have low levels of unemployment and high levels of earnings in the face of adversity. Yet underlying this negative market performance were interesting differences among investment styles and market capitalizations, which we feel have created an opportunity.

While markets were broadly challenged across all styles at the start of the year, the underlying theme for U.S. equity markets for the first six months of the year was that value-oriented stocks with pricing power, such as those within the Energy, Utilities, and Consumer Staples sectors, were the place to allocate, and they materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). Markets bounced back sharply during the summer from what had been a challenging first six months of the year as corporations reported better-than-expected earnings and signs emerged that inflation may have peaked. Growth stocks led the rebound, with the Russell 1000® Growth Index up 12.00% and the Russell 2000® Growth Index (the "Index") up 11.20% in July. But the euphoria was short-lived. Concerns re-emerged in August as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really was, given its repeated statements confirming that it would not stop hiking the Fed funds interest rate until inflation was well in check, irrespective of the impact to the economy.

Markets again bounced back in October and November. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and 6.25% in November, while the Russell 2000® Value Index was up 12.59% and 3.06% in these months. But once again, the buoyant mood dampened in December as interest rates were projected to be headed even higher; investors and corporate leaders began to loudly question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while simultaneously taming inflation. Many pundits suggested that the Fed was possibly making both problems worse.

For the full year, U.S. stock performance was mixed, yet negative across market caps and styles, with value stocks outperforming growth, as measured by the Russell family of indices. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 3, 5, 10, and 15 years. Although we expect this cyclical versus secular, as well as large-cap versus small-cap, tug-of-war to continue, we believe the longer-term outperformance of growth versus value, which has been supported by stronger underlying fundamentals, will come back. Technology-oriented growth companies have excelled and were largely insulated from the economic slowdown that took place the past few years relative to more traditional value companies. Although it appears that growth stocks were perhaps a bit ahead of themselves from a relative valuation standpoint at the

Victory RS Small Cap Growth Fund

Managers' Commentary (continued)

depths of the economic slowdown, this is no longer the case, especially as we look at smaller-cap stocks. We believe the recent underperformance of companies that are materially better off over the secular horizon, given their potential to take market share, is an opportunity for investors.

How did Victory RS Small Cap Growth Fund (the "Fund") perform during the reporting period?

The Fund returned -37.07% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Index, which returned -26.36% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's relative performance was due to underperformance within the Health Care, Industrials, Information Technology, and Consumer Discretionary sectors.

Within the Health Care sector, one of the largest drivers of underperformance was health care facilities holding Surgery Partners, Inc. Surgery Partners, Inc. owns and operates a network of surgical facilities and ancillary services that offer nonemergency surgical procedures in various specialties. The stock was acquired given the large, fragmented, addressable market that could be consolidated as surgical cases moved to outpatient settings, driven by Medicare initiatives to shift volume, while the company has several near- and long-term catalysts to grow, including physician recruitment, expansion programs, and investment in innovative technologies. Despite strong execution, highlighted by top-line and earnings growth that was driven by well-managed labor and supply costs, growth did miss expectation early in the year for what we felt were explainable issues, such as increased vacations and noise from recent acquisitions. The company was subsequently downgraded in mid-June on concerns of the high leverage and potential impact higher interest rates would have on future capital needs. Given the company has $500 million in liquidity and has become free-cash-flow positive in 2022, we believe the market overreacted to these concerns, confirmed in part by a solid quarter to finish the year.

Within the Information Technology sector, the largest driver of underperformance was information technology holding Avaya Holdings Corp ("Avaya"). Avaya is a global business communications company that we initially allocated to following its partnership with RingCentral that provided it with a strong position in the Unified Communications as a Service (UCaaS) space. Avaya collects royalties from its partnership with RingCentral in return for providing RingCentral with access to its large existing client base, resulting in higher margin revenue and long-term growth prospects. Unfortunately, Avaya reported disappointing revenue that was below guidance and EBITDA that was materially less than expected, as strong cloud revenue was offset by lower revenue recognition and the negative impact on the company's Russia and Ukraine exposure. Sales and management turnover gave us pause to underwrite the sustainability of their growth despite the opportunity. As a result, we decided to move on from the position.

Within the Information Technology sector, another detractor was Bandwidth Inc. ("Bandwidth"). Bandwidth is a Communications Platform as a Service (CPaaS) solution focused on communications for enterprises. Some popular applications that use Bandwidth on the market today include Google, Skype, and RingCentral. The software allows businesses

Victory RS Small Cap Growth Fund

Managers' Commentary (continued)

to easily enhance their products and services with advanced text and voice capabilities, providing enterprises with end-to-end communications. We owned shares of Bandwidth given its large and growing market that we felt was still in the early days, as well as its best-in-class nationwide all-IP network, which provides a unique competitive moat in the communications platform market. The stock was challenged at the start the year, as the company's customers failed to return at the volume expected following a Distributed Denial-of-Service (DDOS) attack at the end of 2021, with some larger customers also renegotiating terms. While the company was transparent about the issues, our view that they were primed for clean growth going forward at a bargain price following a challenging 2021 appears to have been optimistic. As a result, we decided to move on from the holding.

One contributor to performance within the Technology sector was holding MACOM Technology Solutions Holdings, Inc. ("MACOM"). MACOM designs and manufactures analog semiconductor solutions for use in wireless and wireline applications across the radio frequency, microwave, millimeter wave, and lightwave spectrum. We initially purchased the stock given their leading technology in high-performance analog and compound semiconductors and completion of their business turnaround as they restructured the company to focus on growth opportunities. The stock performed well during the year, with steady beat-and-raises highlighted by revenues that were up double digits year-over-year and ahead of expectations, driven primarily by their execution within industrial and defense and wider gross margins. Going forward, we believe the company is further supported by the Creating Helpful Incentives to Produce Semiconductors (CHIPS) Act that will "make transformative investments to restore and advance our Nation's leadership in the research, development, and manufacturing of semiconductors," given the company owns their own domestic fabrication and has strong government agency relationships.

The largest driver of relative outperformance within the Materials sector was building materials holding AAON, Inc. AAON, Inc. engages in the engineering, manufacturing, marketing, and sale of air conditioning and heating equipment. We initially purchased the stock given the strong secular trends for the industry that include increased demand for high-performance air quality and energy efficiency, as well as the company's investments in new products that have been in high demand given improved manufacturing efficiency. Operationally, the company has performed well, and sales have been strong since they realigned sales channels with an all-independent sales force. The stock outperformed as earnings and revenue materially exceeded estimates on wider gross profit margins, while the company reported a record backlog, up more than 180% from a year ago on outsized demand for their products.

A top performer within the Energy sector was crude producers holding Ranger Oil Corp. Ranger Oil Corp., rebranded from Penn Virginia Corporation, is an independent oil & gas production company. We initially purchased the stock given its high-quality pure play on the Eagle Ford basin, which is a very strong asset base that we believe is insulated from risks of federal leasing/permitting issues given that all operations are located on private land in Texas. The company has significant resource potential and strong free-cash-flow generation, has made capital efficiency improvements, and has an experienced management team. The stock performed well, driven by strong execution ahead of plan. The company exceeded expectations in the most recent quarter and raised the guidance for the year on lower capital expenditures while generating record free cash flow. As a result, they are initiating a

Victory RS Small Cap Growth Fund

Managers' Commentary (continued)

first-ever dividend, executing a $100 million buyback, and they announced mergers and acquisitions that will add three locations to their Eagle Ford position and enhance their depth of inventory, bolstering their position and diluting the "inventory duration" question while adding accretion to earnings.

Given the renewed concerns over forward economic growth given tighter monetary policy in the face of elevated inflation and sluggish growth, along with the continued global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, we believe there is continued uncertainty among investors that is likely to cause continued periods of elevated volatility (both to the upside and downside) and divergence as new companies emerge, while others struggle to retain their previous leadership. We feel this will create an abundance of opportunities across sectors, industries, and markets in coming quarters and years as the economy and markets transition and recover.

We do not have a clear view or projection as to how large or prolonged any impact will be given the uncertainty regarding the continued unfolding of events abroad and the resulting economic impact, politicization, and potential scale of incremental or contractionary fiscal and monetary stimulus, but we do believe there are clear pockets of the economy that remain better positioned than others to adjust to any future state given the ability of their workers to remain productive and end-customer demand to remain steady irrespective of the forward economic environment.

Within the growth universe, the current opportunity set appears especially pronounced for secular growth companies, rather than those more cyclical in nature, given the continued strength in underlying fundamentals and relative underperformance by secular growth companies since early November 2020, when market leadership abruptly shifted from companies with better long-term sustainable growth opportunities to areas that had been more challenged by COVID-19 or that could benefit from inflationary pressures experienced over the past year. As a result, we believe we can now allocate to companies with clearer paths of outsized growth with much improved relative valuations as compared to almost any other period of the last 10+ years.

Victory RS Small Cap Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	11/30/87		9/6/07		1/22/07	7/12/17	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	–37.07%	–40.69%	–37.55%	–38.13%	–37.35%	–36.86%	–36.90%	–26.36%
Five Year	–0.64%	–1.81%	–1.39%	–1.39%	–1.11%	–0.29%	–0.37%	3.51%
Ten Year	8.12%	7.49%	7.45%	7.45%	7.65%	N/A	8.42%	9.20%
Since Inception	N/A	N/A	N/A	N/A	N/A	2.51%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory RS Select Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Following robust calendar year returns during 2019, 2020, and 2021, the S&P 500® Index registered its seventh worst loss in the last 100 years, down 18.11% in 2022. The index, though, has still provided positive returns in 12 of the past 14 years. This challenging period was driven by a number of factors, including the global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, an unprecedented reversal in monetary response, global logistical challenges, the highest levels of inflation since the 1980s, and changing consumer behavior. Despite all of this, we have also seen a resilient U.S. economy that continues to have low levels of unemployment and high levels of earnings in the face of adversity. Yet underlying this negative market performance were interesting differences among investment styles and market capitalizations, which we feel have created an opportunity.

While markets were broadly challenged across all styles at the start of the year, the underlying theme for U.S. equity markets for the first six months of the year was that value-oriented stocks with pricing power, such as those within the Energy, Utilities, and Consumer Staples sectors, were the place to allocate, and they materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). Markets bounced back sharply during the summer from what had been a challenging first six months of the year as corporations reported better-than-expected earnings and signs emerged that inflation may have peaked. Growth stocks led the rebound, with the Russell 1000® Growth Index up 12.00% and the Russell 2000® Growth Index up 11.20% in July. But the euphoria was short-lived. Concerns re-emerged in August as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really was, given its repeated statements confirming that it would not stop hiking the Fed funds interest rate until inflation was well in check, irrespective of the impact to the economy.

Markets again bounced back in October and November. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and 6.25% in November, while the Russell 2000® Value Index was up 12.59% and 3.06% in these months. But once again, the buoyant mood dampened in December as interest rates were projected to be headed even higher; investors and corporate leaders began to loudly question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while simultaneously taming inflation. Many pundits suggested that the Fed was possibly making both problems worse.

For the full year, U.S. stock performance was mixed, yet negative across market caps and styles, with value stocks outperforming growth, as measured by the Russell family of indices. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 3, 5, 10, and 15 years. Although we expect this cyclical versus secular, as well as large-cap versus small-cap, tug-of-war to continue, we believe the longer-term outperformance of growth versus value, which has been supported by stronger underlying fundamentals, will come back. Technology-oriented growth companies have excelled and were largely insulated from the economic slowdown that took place the past few years relative to more traditional value companies. Although it appears that growth stocks were perhaps a bit ahead of themselves from a relative valuation standpoint at the

Victory RS Select Growth Fund

Managers' Commentary (continued)

depths of the economic slowdown, this is no longer the case, especially as we look at smaller-cap stocks. We believe the recent underperformance of companies that are materially better off over the secular horizon, given their potential to take market share, is an opportunity for investors.

How did Victory RS Select Growth Fund (the "Fund") perform during the reporting period?

The Fund returned -32.43% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Russell 2500TM Growth Index, which returned -26.21% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's relative underperformance was driven by stock selection within the Financial Services and Industrials sectors. Stock selection in the Health Care and Energy sectors offset a portion of the Fund's underperformance.

Within the Technology sector, the largest driver of underperformance was information technology holding Avaya Holdings Corp ("Avaya"). Avaya is a global business communications company that we initially allocated to following its partnership with RingCentral that provided it with a strong position in the Unified Communications as a Service (UCaaS) space. Avaya collects royalties from its partnership with RingCentral in return for providing RingCentral with access to its large existing client base, resulting in higher margin revenue and long-term growth prospects. Unfortunately, Avaya reported disappointing revenue that was below guidance and EBITDA that was materially less than expected, as strong cloud revenue was offset by lower revenue recognition and the negative impact on the company's Russia and Ukraine exposure. Sales and management turnover gave us pause to underwrite the sustainability of their growth despite the opportunity. As a result, we decided to move on from the position.

Within the Information Technology sector, another detractor was Bandwidth Inc. ("Bandwith"). Bandwidth is a Communications Platform as a Service (CPaaS) solution focused on communications for enterprises. Some popular applications that use Bandwidth on the market today include Google, Skype, and RingCentral. The software allows businesses to easily enhance their products and services with advanced text and voice capabilities, providing enterprises with end-to-end communications. We owned shares of Bandwidth given its large and growing market that we felt was still in the early days, as well as its best-in-class nationwide all-IP network, which provides a unique competitive moat in the communications platform market. The stock was challenged at the start the year, as the company's customers failed to return at the volume expected following a Distributed Denial-of-Service (DDOS) attack at the end of 2021, with some larger customers also renegotiating terms. While Bandwidth remains a key input into the cloudification of communications, we moved on from the position given their poor execution and attacks that resulted in an inability to capture the opportunity to which we believed they had access

Within the Financial Services sector, another driver of underperformance was consumer finance and credit services holding Payoneer Global, Inc. ("Payoneer"). Payoneer simplifies the process for businesses to pay and get paid globally with their global payments/commerce platform that provides services to both sides of a two-sided commerce network. We initially purchased shares of Payoneer given the growth in their digital marketplace given the

Victory RS Select Growth Fund

Managers' Commentary (continued)

convenience they provide consumers, as well as the expanded customer base they offer to merchants. We had the view that estimates for the company are too low given the large float they hold on behalf of customers that can now earn a material interest in the higher interest rate environment. The stock underwhelmed in the calendar year, despite strong execution driven by the company's growth and increased penetration of the company's offerings, due to a higher-than-expected ramp in forecasted expenses in 2023 and overall sentiment for the payments category.

Within the Energy sector, the largest driver of relative outperformance was non-renewable energy holding Diamondback Energy, Inc. ("Diamondback"), an independent oil and natural gas company focused on the acquisition, development, exploration, and exploitation of unconventional onshore oil and natural gas reserves in the Permian Basin in West Texas. We initially purchased shares of Diamondback given our view that the stock was materially undervalued given its market leadership as a best-in-class operator in the Permian Basin, proven ability to grow via acquisition, strong cash flow, and priority to generate cash returns vs. growth. Despite some angst due to weather and service cost inflation, Diamondback solidly beat expectations and raised guidance by exceeding production targets with lower capital expenditure, while remaining committed to the capital return plan which has been underway for several quarters.

Within the Health Care sector, a contributor to performance was pharmaceuticals and biotechnology company Halozyme Therapeutics, Inc. ("Halozyme"). Halozyme is a biotechnology company that has developed a proprietary recombinant enzyme-based therapeutic product (called Hylenex) and an enzyme-based, patent-protected formulation technology platform called Enhanze, which temporarily degrades hyaluronan in the skin to allow for larger molecules to pass through, enabling IV drugs to be delivered in a subcutaneous injection (a shot into the fatty tissues just beneath the skin for medications that must be absorbed into the bloodstream slowly and steadily). We purchased the stock given it is a lower risk biotechnology play given the broader environment as it is a proven technology, the drug is on trend as BioPharma has shifted away from small-molecule-based approaches and toward antibody-based approaches, and there is no competition for their core products. The stock performed well in the calendar year as revenues increased 80% year-over-year, driven by strong royalty payments and product sales following the acquisition of Antares Pharma in May, while forward partnerships with five partners using their Enhanze technology appear on track.

Within the Technology sector, a contributor to performance was computer services software and systems holding Paylocity Holding Corp. ("Paylocity"). Paylocity is a cloud-based provider of payroll and human capital management (HCM) software solutions, including its flagship payroll along with core HR, performance management, time and attendance, and benefits management modules. We initially purchased the stock given the large addressable market and the ability of Paylocity to focus on smaller businesses where larger vendors are not involved. We view the increasing complexity of the regulatory environment as a tailwind, while employment trends have remained stable despite broader economic issues. The stock performed relatively well in the calendar year, with strong revenue and earnings results as well as guidance well ahead of expectations, driven by a healthy demand environment and a product that has resonated with customers.

Victory RS Select Growth Fund

Managers' Commentary (continued)

Given the renewed concerns over forward economic growth given tighter monetary policy in the face of elevated inflation and sluggish growth, along with the continued global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, we believe there is continued uncertainty among investors that is likely to cause continued periods of elevated volatility (both to the upside and downside) and divergence as new companies emerge, while others struggle to retain their previous leadership. We feel this will create an abundance of opportunities across sectors, industries, and markets in coming quarters and years as the economy and markets transition and recover.

We do not have a clear view or projection as to how large or prolonged any impact will be given the uncertainty regarding the continued unfoldment of events abroad and the resulting economic impact, politicization, and potential scale of incremental or contractionary fiscal and monetary stimulus, but we do believe there are clear pockets of the economy that remain better positioned than others to adjust to any future state given the ability of their workers to remain productive and end-customer demand to remain steady irrespective of the forward economic environment.

Within the growth universe, the current opportunity set appears especially pronounced for secular growth companies, rather than those more cyclical in nature, given the continued strength in underlying fundamentals and relative underperformance by secular growth companies since early November 2020, when market leadership abruptly shifted from companies with better long-term sustainable growth opportunities to areas that had been more challenged by COVID-19 or that could benefit from inflationary pressures experienced over the past year. As a result, we believe we can now allocate to companies with clearer paths of outsized growth with much improved relative valuations as compared to almost any other period of the last 10+ years.

Victory RS Select Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	8/1/96		11/15/07		2/12/07	11/15/16	5/1/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2500TM Growth Index[1]	Russell 2000® Growth Index[2]
One Year	–32.43%	–36.32%	–32.94%	–33.34%	–32.77%	–32.21%	–32.27%	–26.21%	–26.36%
Five Year	3.38%	2.16%	2.57%	2.57%	2.85%	3.72%	3.64%	5.97%	3.51%
Ten Year	7.45%	6.81%	6.78%	6.78%	6.91%	N/A	7.73%	10.62%	9.20%
Since Inception	N/A	N/A	N/A	N/A	N/A	6.14%	N/A	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Select Growth Fund — Growth of $10,000

1The Russell 2500TM Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2500TM Index with a higher price-to-book ratios and higher forecasted growth values. (The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory RS Mid Cap Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Following robust calendar year returns during 2019, 2020, and 2021, the S&P 500® Index registered its seventh worst loss in the last 100 years, down 18.11% in 2022. The index, though, has still provided positive returns in 12 of the past 14 years. This challenging period was driven by a number of factors, including the global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, an unprecedented reversal in monetary response, global logistical challenges, the highest levels of inflation since the 1980s, and changing consumer behavior. Despite all of this, we have also seen a resilient U.S. economy that continues to have low levels of unemployment and high levels of earnings in the face of adversity. Yet underlying this negative market performance were interesting differences among investment styles and market capitalizations, which we feel have created an opportunity.

While markets were broadly challenged across all styles at the start of the year, the underlying theme for U.S. equity markets for the first six months of the year was that value-oriented stocks with pricing power, such as those within the Energy, Utilities, and Consumer Staples sectors, were the place to allocate, and they materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). Markets bounced back sharply during the summer from what had been a challenging first six months of the year as corporations reported better-than-expected earnings and signs emerged that inflation may have peaked. Growth stocks led the rebound, with the Russell 1000® Growth Index up 12.00% and the Russell 2000® Growth Index up 11.20% in July. But the euphoria was short-lived. Concerns re-emerged in August as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really was, given its repeated statements confirming that it would not stop hiking the Fed funds interest rate until inflation was well in check, irrespective of the impact to the economy.

Markets again bounced back in October and November. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and 6.25% in November, while the Russell 2000® Value Index was up 12.59% and 3.06% in these months. But once again, the buoyant mood dampened in December as interest rates were projected to be headed even higher; investors and corporate leaders began to loudly question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while simultaneously taming inflation. Many pundits suggested that the Fed was possibly making both problems worse.

For the full year, U.S. stock performance was mixed, yet negative across market caps and styles, with value stocks outperforming growth, as measured by the Russell family of indices. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 3, 5, 10, and 15 years. Although we expect this cyclical versus secular, as well as large-cap versus small-cap, tug-of-war to continue, we believe the longer-term outperformance of growth versus value, which has been supported by stronger underlying fundamentals, will come back. Technology-oriented growth companies have excelled and were largely insulated from the economic slowdown that took place the past few years relative to more traditional value companies. Although it appears that growth stocks were perhaps a bit ahead of themselves from a relative valuation standpoint at the

Victory RS Mid Cap Growth Fund

Managers' Commentary (continued)

depths of the economic slowdown, this is no longer the case, especially as we look at smaller-cap stocks. We believe the recent underperformance of companies that are materially better off over the secular horizon, given their potential to take market share, is an opportunity for investors.

How did Victory RS Mid Cap Growth Fund (the "Fund") perform during the reporting period?

The Fund returned -34.68% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Russell Midcap® Growth Index, which returned -26.72% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's relative underperformance was driven by stock selection within the Technology, Industrials, and Health Care sectors, while stock selection in Consumer Discretionary offset a portion of the Fund's negative relative performance.

Within the Information Technology sector, the largest detractor was RingCentral, Inc. ("RingCentral"), a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge approximately $50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In late 2019, RingCentral announced a commercial agreement with Avaya Holdings Corp. ("Avaya"), a global leader in communications, whereby RingCentral gained access to Avaya's installed base of 100 million customers in exchange for a new RingCentral product on Avaya's Cloud Office. Despite strong growth in the calendar year, highlighted by revenue acceleration at the start of the year, the stock underwhelmed as investors viewed competition as picking up, which has elicited fear that the company will not be able to grow or price as well as it has in the past, especially in a slowing economy.

Within the Consumer Discretionary sector, a driver of relative underperformance was leisure holding YETI Holdings, Inc., a company that designs, markets, and distributes products for the outdoor and recreation market. We initially purchased the stock given their ability to expand product categories in their five "tentpole" categories: coolers, drinkware, cargo/storage, bags, and outdoor. The company has benefited immensely from their distribution shift from wholesale to direct-to-consumer given the strength of their brand, which has resulted in more control as well as wider margins. The company reported solid results to start the year, with sales and earnings ahead of consensus, but the stock struggled throughout the year given concerns that consumer spending on goods would slow due to the roll-off of stimulus and a shift to services from goods. Given additional concerns that their earlier move to the higher-margin direct-to-consumer channel was shifting back toward wholesale distribution, we decided to move on from the name.

Within the Health Care sector, a driver of relative underperformance was medical component provider West Pharmaceutical Services, Inc. ("West Pharmaceutical"), a global leader in the manufacture of components used for injectable drug packaging and delivery systems. We initially purchased West Pharmaceutical given its pure-play exposure in the niche market

Victory RS Mid Cap Growth Fund

Managers' Commentary (continued)

for injectable drug packaging components that has created a significant barrier to entry. Its pharmaceutical systems segment has over 70% market share in pharma and 95% in biotech, and its products are baked into the FDA label. The stock underwhelmed in the period despite strong execution early in the year that led to earnings that exceeded expectations, coupled with a guidance increase. While the selloff was tied largely to a lack of news, the poor sentiment for diagnostics within health care led us to reduce our exposure to the industry.

Within the Financial Services sector, the largest contributor to outperformance was diversified financial services holding LPL Financial Holdings, Inc. ("LPL"), an integrated platform of brokerage and investment advisory services to independent financial advisors and financial advisors at financial institutions. Over the years, LPL Financial has grown its business and organization both organically and through several acquisitions of other financial advisory firms. We initially purchased the stock given its positioning as a pure-play advisor, unconflicted with product manufacturing or distribution, which has reduced the business model cyclicality given the shift to advisory and away from brokerage. The stock performed well in the most recent calendar year given strong execution and an upbeat outlook, despite lower revenue given lower equity markets as cash balances and service fees offset higher expenses.

Within the Health Care sector, the largest driver of relative outperformance was biotechnology holding Jazz Pharmaceuticals PLC, a global biopharmaceutical company dedicated to developing and commercializing life-changing medicines. We initially purchased the stock given the strength of Xywav, an alternative to their $1.6 billion drug Xyrem that faces genericization in the beginning of 2023. We believe The Street's concerns on Xyrem revenue reliance were unfounded, as the switch to Xywav is well underway and will drive franchise revenue longevity given the new formulation's lower-sodium benefit to patients. In addition, we believe recent acquisitions will accelerate revenue diversification and growth prospects. The stock performed well, driven by long-term guidance on strong conversion of Xyrem to Xywav and by short-term guidance that exceeded expectations, easing concerns that there would be earnings contractions before growth resumed.

Within the Energy sector, the largest contributor to outperformance was non-renewable energy holding Matador Resources Co. ("Matador"). Matador engages in the exploration, development, production, and acquisition of oil and natural gas resources. We purchased the stock given it is a high-quality pure-play energy and producer play in the Delaware Basin, with more than 220,000 gross acres of proven reserves, strong production growth, best-in-class return on average capital employed, and capital efficiency improvements. The stock performed very well toward year-end, beating production estimates and earnings materially despite reduced capex, fulfilling investor desires for "best of all worlds" possibilities. The company also surprised to the upside on their production guide, making Matador the fastest growing producer of 2022 due to the quality of rock, rather than unnecessary aggressiveness.

Given the renewed concerns over forward economic growth given tighter monetary policy in the face of elevated inflation and sluggish growth, along with the continued global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, we believe there is continued uncertainty among investors that is likely to cause continued periods of elevated volatility (both to the upside and downside) and divergence as new companies emerge, while others struggle to retain their previous leadership. We feel this will create an

Victory RS Mid Cap Growth Fund

Managers' Commentary (continued)

abundance of opportunities across sectors, industries, and markets in coming quarters and years as the economy and markets transition and recover.

We do not have a clear view or projection as to how large or prolonged any impact will be given the uncertainty regarding the continued unfoldment of events abroad and the resulting economic impact, politicization, and potential scale of incremental or contractionary fiscal and monetary stimulus, but we do believe there are clear pockets of the economy that remain better positioned than others to adjust to any future state given the ability of their workers to remain productive and end-customer demand to remain steady irrespective of the forward economic environment.

Within the growth universe, the current opportunity set appears especially pronounced for secular growth companies, rather than those more cyclical in nature, given the continued strength in underlying fundamentals and relative underperformance by secular growth companies since early November 2020, when market leadership abruptly shifted from companies with better long-term sustainable growth opportunities to areas that had been more challenged by COVID-19 or that could benefit from inflationary pressures experienced over the past year. As a result, we believe we can now allocate to companies with clearer paths of outsized growth with much improved relative valuations as compared to almost any other period of the last 10+ years.

Victory RS Mid Cap Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class R6	Class Y	Member Class
INCEPTION DATE	7/12/95		5/21/07		12/4/06	11/15/16	5/1/07	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Growth Index[1]
One Year	–34.68%	–38.43%	–35.24%	–35.86%	–35.06%	–34.49%	–34.53%	–34.61%	–26.72%
Five Year	1.75%	0.56%	0.84%	0.84%	1.15%	2.02%	2.00%	N/A	7.64%
Ten Year	7.96%	7.32%	7.20%	7.20%	7.37%	N/A	8.23%	N/A	11.41%
Since Inception	N/A	N/A	N/A	N/A	N/A	5.37%	N/A	–9.35%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Mid Cap Growth Fund — Growth of $10,000

1The Russell Midcap® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory RS Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Following robust calendar year returns during 2019, 2020, and 2021, the S&P 500® Index registered its seventh worst loss in the last 100 years, down 18.11% in 2022. The index, though, has still provided positive returns in 12 of the past 14 years. This challenging period was driven by a number of factors, including the global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, an unprecedented reversal in monetary response, global logistical challenges, the highest levels of inflation since the 1980s, and changing consumer behavior. Despite all of this, we have also seen a resilient U.S. economy that continues to have low levels of unemployment and high levels of earnings in the face of adversity. Yet underlying this negative market performance were interesting differences among investment styles and market capitalizations, which we feel have created an opportunity.

While markets were broadly challenged across all styles at the start of the year, the underlying theme for U.S. equity markets for the first six months of the year was that value-oriented stocks with pricing power, such as those within the Energy, Utilities, and Consumer Staples sectors, were the place to allocate, and they materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). Markets bounced back sharply during the summer from what had been a challenging first six months of the year as corporations reported better-than-expected earnings and signs emerged that inflation may have peaked. Growth stocks led the rebound, with the Russell 1000® Growth Index (the "Index") up 12.00% and the Russell 2000® Growth Index up 11.20% in July. But the euphoria was short-lived. Concerns re-emerged in August as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really was, given its repeated statements confirming that it would not stop hiking the Fed funds interest rate until inflation was well in check, irrespective of the impact to the economy.

Markets again bounced back in October and November. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and 6.25% in November, while the Russell 2000® Value Index was up 12.59% and 3.06% in these months. But once again, the buoyant mood dampened in December as interest rates were projected to be headed even higher; investors and corporate leaders began to loudly question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while simultaneously taming inflation. Many pundits suggested that the Fed was possibly making both problems worse.

For the full year, U.S. stock performance was mixed, yet negative across market caps and styles, with value stocks outperforming growth, as measured by the Russell family of indices. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 3, 5, 10, and 15 years. Although we expect this cyclical versus secular, as well as large-cap versus small-cap, tug-of-war to continue, we believe the longer-term outperformance of growth versus value, which has been supported by stronger underlying fundamentals, will come back. Technology-oriented growth companies have excelled and were largely insulated from the economic slowdown that took place the past few years relative to more traditional value companies. Although it appears that growth stocks were perhaps a bit ahead of themselves from a relative valuation standpoint at the

Victory RS Growth Fund

Managers' Commentary (continued)

depths of the economic slowdown, this is no longer the case, especially as we look at smaller-cap stocks. We believe the recent underperformance of companies that are materially better off over the secular horizon, given their potential to take market share, is an opportunity for investors.

How did Victory RS Growth Fund (the "Fund") perform during the reporting period?

The Fund returned -33.31% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Index, which returned -29.14% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's relative underperformance was driven by stock selection within the Information Technology, Industrials, and Health Care sectors, offset in part by stock selection within the Financial Services and Consumer Discretionary sectors.

Within the Technology sector, an underperformer driving performance was computer services software and systems holding ServiceNow, Inc., a cloud-based services provider that automates enterprise information technology operations. We initially purchased the stock given the company's strong enterprise installed base, large runway for growth, and verticalization strategy that has allowed the company to create out-of-the-box functionality and go-to-market solutions faster than competitors. The stock was challenged as the company missed expectations toward year-end and lowered fiscal year guidance due to deal slippage and an elongated sales cycle. In our view, these deals have not been lost. Rather, given the economic cycle, they now require more signoffs from C-suite executives. The CEO also outlined how a longer sales cycle may be leading to larger deal sizes, which likely has some merit to it in the long run despite the noise in the near term.

Within the Industrials sector, the largest driver of relative underperformance was power transmissions equipment producer Generac Holdings, Inc. ("Generac"). Generac is a leading global designer and manufacturer of power generation equipment and other power products serving residential, light commercial, and industrial markets. We initially purchased Generac given its shift to a more holistic power storage and generation company, large organic growth runway, market leadership within the standby generator market, and vast distribution network. The stock underwhelmed in the calendar year despite reporting strong earnings and an increased fiscal year guide mid-year, which we initially felt was notable given the weakening sector sentiment in consumer durable goods. We moved on from the position as we approached year-end as the stock continued to underwhelm and growth visibility began to contract, with a materially reduced backlog.

Within the Information Technology sector, another detractor was RingCentral, Inc. ("RingCentral"), a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge approximately $50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In late 2019, RingCentral announced a commercial agreement with Avaya Holdings Corp. ("Avaya"), a global leader in communications, whereby

Victory RS Growth Fund

Managers' Commentary (continued)

RingCentral gained access to Avaya's installed base of 100 million customers in exchange for a new RingCentral product on Avaya's Cloud Office. Despite strong growth in the calendar year, highlighted by revenue acceleration at the start of the year, the stock underwhelmed as investors viewed competition as picking up, which has elicited fear that the company will not be able to grow or price as well as it has in the past, especially into a slowing economy.

The largest contributor to outperformance within Consumer Discretionary was specialty retail holding O'Reilly Automotive, Inc., a retailer and supplier of automotive aftermarket parts, tools, supplies, equipment, and accessories. We initially purchased the stock given the fragmented, yet large, addressable market, older inventory of cars on the road, and strong execution. The stock performed well in the calendar year as margins beat expectations and the outlook has improved relative to other segments of retail given its defensive business model. In fact, we believe the company should benefit from inflation through higher pricing and the demand for its products irrespective of the economic environment.

Within the Health Care sector, a large driver of relative outperformance was biotechnology holding Jazz Pharmaceuticals PLC, a global biopharmaceutical company dedicated to developing and commercializing life-changing medicines. We initially purchased the stock given the strength of Xywav, an alternative to their $1.6 billion drug Xyrem that faces genericization in the beginning of 2023. We believed The Street's concerns on Xyrem revenue reliance were unfounded, as the switch to Xywav is well underway and will drive franchise revenue longevity given the new formulation's lower-sodium benefit to patients. In addition, we believe recent acquisitions will accelerate revenue diversification and growth prospects. The stock performed well in the year, driven by long-term guidance on strong conversion of Xyrem to Xywav and by short-term guidance that exceeded expectations, easing concerns that there would be earnings contractions before growth resumed.

The largest contributor to outperformance within Energy was non-renewable energy holding Diamondback Energy, Inc., an independent oil and natural gas company focused on the acquisition, development, exploration, and exploitation of unconventional onshore oil and natural gas reserves in the Permian Basin in West Texas. We purchased the stock given their pure-play exposure to the Midland side of the Permian Basin, strong return profile, low-cost production, and strong management team. The stock performed exceptionally well in the calendar year and beat expectations, driven by strong production and lower expenses which more than offset slightly lower commodity price realizations as the company approached year-end and higher cash taxes. Management remains committed to returning at least 75% of free cash flow through a combination of dividends and buybacks. The company is managing inflation better than peers, with spending tracking toward the upper end of their long-term capital expenditures budget, which is a key differentiator vs. peers, who have mostly increased capex spend by 10%-15% since the start of the fiscal year.

Given the renewed concerns over forward economic growth given tighter monetary policy in the face of elevated inflation and sluggish growth, along with the continued global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, we believe there is continued uncertainty among investors that is likely to cause continued periods of elevated volatility (both to the upside and downside) and divergence as new companies emerge, while others struggle to retain their previous leadership. We feel this will create an abundance of opportunities across sectors, industries, and markets in coming quarters and years as the economy and markets transition and recover.

Victory RS Growth Fund

Managers' Commentary (continued)

We do not have a clear view or projection as to how large or prolonged any impact will be given the uncertainty regarding the continued unfoldment of events abroad and the resulting economic impact, politicization, and potential scale of incremental or contractionary fiscal and monetary stimulus, but we do believe there are clear pockets of the economy that remain better positioned than others to adjust to any future state given the ability of their workers to remain productive and end-customer demand to remain steady irrespective of the forward economic environment.

Within the growth universe, the current opportunity set appears especially pronounced for secular growth companies, rather than those more cyclical in nature, given the continued strength in underlying fundamentals and relative underperformance by secular growth companies since early November 2020, when market leadership abruptly shifted from companies with better long-term sustainable growth opportunities to areas that had been more challenged by COVID-19 or that could benefit from inflationary pressures experienced over the past year. As a result, we believe we can now allocate to companies with clearer paths of outsized growth with much improved relative valuations as compared to almost any other period of the last 10+ years.

Victory RS Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/12/92		6/30/07		11/27/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]
One Year	–33.31%	–37.13%	–33.89%	–34.53%	–33.72%	–33.13%	–29.14%
Five Year	5.59%	4.34%	4.72%	4.72%	4.95%	5.88%	10.96%
Ten Year	11.20%	10.55%	10.45%	10.45%	10.53%	11.49%	14.10%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory RS Science and Technology Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Following robust calendar year returns during 2019, 2020, and 2021, the S&P 500® Index registered its seventh worst loss in the last 100 years, down 18.11% in 2022. The index, though, has still provided positive returns in 12 of the past 14 years. This challenging period was driven by a number of factors, including the global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, an unprecedented reversal in monetary response, global logistical challenges, the highest levels of inflation since the 1980s, and changing consumer behavior. Despite all of this, we have also seen a resilient U.S. economy that continues to have low levels of unemployment and high levels of earnings in the face of adversity. Yet underlying this negative market performance were interesting differences among investment styles and market capitalizations, which we feel have created an opportunity.

While markets were broadly challenged across all styles at the start of the year, the underlying theme for U.S. equity markets for the first six months of the year was that value-oriented stocks with pricing power, such as those within the Energy, Utilities, and Consumer Staples sectors, were the place to allocate, and they materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). Markets bounced back sharply during the summer from what had been a challenging first six months of the year as corporations reported better-than-expected earnings and signs emerged that inflation may have peaked. Growth stocks led the rebound, with the Russell 1000® Growth Index up 12.00% and the Russell 2000® Growth Index up 11.20% in July. But the euphoria was short-lived. Concerns re-emerged in August as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really was, given its repeated statements confirming that it would not stop hiking the Fed funds interest rate until inflation was well in check, irrespective of the impact to the economy.

Markets again bounced back in October and November. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and 6.25% in November, while the Russell 2000® Value Index was up 12.59% and 3.06% in these months. But once again, the buoyant mood dampened in December as interest rates were projected to be headed even higher; investors and corporate leaders began to loudly question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while simultaneously taming inflation. Many pundits suggested that the Fed was possibly making both problems worse.

For the full year, U.S. stock performance was mixed, yet negative across market caps and styles, with value stocks outperforming growth, as measured by the Russell family of indices. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 3, 5, 10, and 15 years. Although we expect this cyclical versus secular, as well as large-cap versus small-cap, tug-of-war to continue, we believe the longer-term outperformance of growth versus value, which has been supported by stronger underlying fundamentals, will come back. Technology-oriented growth companies have excelled and were largely insulated from the economic slowdown that took place the past few years relative to more traditional value companies. Although it appears that growth stocks were perhaps a bit ahead of themselves from a relative valuation standpoint at the

Victory RS Science and Technology Fund

Managers' Commentary (continued)

depths of the economic slowdown, this is no longer the case, especially as we look at smaller-cap stocks. We believe the recent underperformance of companies that are materially better off over the secular horizon, given their potential to take market share, is an opportunity for investors.

How did Victory RS Science and Technology Fund (the "Fund") perform during the reporting period?

The Fund returned -43.51% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the S&P North American Technology Sector Index (the "Index"), which returned -35.36% for the reporting period and the broader S&P 500® Index, which returned -18.11% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's relative performance was hindered by exposure to innovative companies within the Health Care sector, as well as a tilt toward smaller-cap companies relative to the Index.

Within the Technology sector, a detractor was RingCentral, Inc. ("RingCentral"), a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge approximately $50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In late 2019, RingCentral announced a commercial agreement with Avaya Holdings Corp. ("Avaya"), a global leader in communications, whereby RingCentral gained access to Avaya's installed base of 100 million customers in exchange for a new RingCentral product on Avaya's Cloud Office. Despite strong growth in the calendar year, highlighted by revenue acceleration at the start of the year, the stock underwhelmed as investors viewed competition as picking up, which has elicited fear that the company will not be able to grow or price as well as it has in the past, especially into a slowing economy.

Within the Technology sector, another driver of underperformance was information technology holding Avaya. Avaya is a global business communications company that we initially allocated to following its partnership with RingCentral that provided it with a strong position in the Unified Communications as a Service (UCaaS) space. Avaya collects royalties from its partnership with RingCentral in return for providing RingCentral with access to its large existing client base, resulting in higher margin revenue and long-term growth prospects. Unfortunately, Avaya reported disappointing revenue that came in below guidance and EBITDA that was materially less than expected, as strong cloud revenue was offset by lower revenue recognition and the negative impact on the company's Russia and Ukraine exposure. Sales and management turnovers gave us pause to underwrite the sustainability of their growth despite the opportunity. As a result, we decided to move on from the position.

Within the Technology sector, another driver of relative underperformance was information technology holding Twilio, Inc. ("Twilio"). Twilio provides a cloud communications platform that enables developers to build, scale, and operate communications within software applications. We own shares of Twilio given its leading position in a rapidly growing market, driven by the company's broad and deep functionality, strong developer focus, and

Victory RS Science and Technology Fund

Managers' Commentary (continued)

comprehensive documentation. In addition, the company has a compelling model for top-line growth, driven by its high net expansion rate among existing customers and rapid customer growth. The stock had a challenging 2022 given a deceleration in growth given tough comps compared to 2021, as well as a challenging macroeconomic environment that resulted in reduced gross margins. In addition, the company had departures of key executives such as their Chief Operating Officer in 2021 and Chief Revenue Officer in early 2022. We continue to hold the position given the belief that margins can once again expand, and the company can reaccelerate growth given strong organic growth prospects for their services.

Within the Technology sector, the largest driver of outperformance was semiconductors and components holding Impinj, Inc. ("Impinj"). Impinj engages in the development and sale of RAIN, a radio frequency identification solution. Its platform allows inventory management, patient safety, asset tracking, and item authentication for the retail, healthcare, supply chain and logistics, hospitality, food and beverage, and industrial manufacturing industries. We initially purchased Impinj as the company is the market leader for RAIN RFID tags, with approximately 47% market share, while they operate in a huge, open-ended growth opportunity as RFID technology has been around for a while, but penetration is still low. There were approximately 20 billion RFID tags produced in 2020 vs. a potential 10 trillion annual unit TAM, implying <0.2% penetration. Impinj was up sharply on a big beat-and-raise driven by continued strong demand for RFIDs and wafer upside from TSM. Demand continues to outpace supply by >50% for the sixth consecutive quarter, and management believes the supply/demand imbalance will continue through the end of 2023. The company also launched a new cloud-based platform for cryptographically authenticating items (such as luxury handbags), which expands RFID use cases and could also open a new recurring revenue stream for the company over time.

Another contributor to performance within the Technology sector was holding MACOM Technology Solutions Holdings, Inc. ("MACOM"). MACOM designs and manufactures analog semiconductor solutions for use in wireless and wireline applications across the radio frequency, microwave, millimeter wave, and lightwave spectrum. We initially purchased the stock given their leading technology in high-performance analog and compound semiconductors and completion of their business turnaround as they restructured the company to focus on growth opportunities. The stock performed well during the year, with steady beat-and-raises highlighted by revenues that were up double digits year-over-year and ahead of expectations, driven primarily by their execution within industrial and defense and wider gross margins. Going forward, we believe the company is further supported by the Creating Helpful Incentives to Produce Semiconductors (CHIPS) Act that will "make transformative investments to restore and advance our Nation's leadership in the research, development, and manufacturing of semiconductors," given the company owns their own domestic fabrication and has strong government agency relationships.

Within the Health Care sector, a material contributor was biotechnology holding Apellis Pharmaceuticals, Inc. ("Apellis"). Apellis is a commercial-stage biopharmaceutical company focused on the discovery, development, and commercialization of therapeutic compounds to treat autoimmune and inflammatory diseases through the inhibition of the complement system, which is an integral component of the immune system. We initially purchased the stock for exposure to the company's lead product, Empaveli (pegcetacoplan), currently used to treat paroxysmal nocturnal hemoglobinuria (PNH), a life-threatening blood disease, and

Victory RS Science and Technology Fund

Managers' Commentary (continued)

now in Phase III clinical trials for the treatment of geographic atrophy (GA) secondary to age-related macular degeneration. The stock performed well in the calendar year given strong trial results, which showed early signs of functional benefit at 24 months. As the stock rallied on the news, we took some profits. This proved timely as sales of Empaveli came in below consensus as year-end approached, while it was announced that the company would accept a six-week delay in the launch and a three-month delay would occur in getting a J-Code (used by Medicare and other managed care organizations and issued quarterly), which would erode a portion of their first-mover advantage.

Given the renewed concerns over forward economic growth given tighter monetary policy in the face of elevated inflation and sluggish growth, along with the continued global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, we believe there is continued uncertainty among investors that is likely to cause continued periods of elevated volatility (both to the upside and downside) and divergence as new companies emerge, while others struggle to retain their previous leadership. We feel this will create an abundance of opportunities across sectors, industries, and markets in coming quarters and years as the economy and markets transition and recover.

We do not have a clear view or projection as to how large or prolonged any impact will be given the uncertainty regarding the continued unfoldment of events abroad and the resulting economic impact, politicization, and potential scale of incremental or contractionary fiscal and monetary stimulus, but we do believe there are clear pockets of the economy that remain better positioned than others to adjust to any future state given the ability of their workers to remain productive and end-customer demand to remain steady irrespective of the forward economic environment.

Within the growth universe, the current opportunity set appears especially pronounced for secular growth companies, rather than those more cyclical in nature, given the continued strength in underlying fundamentals and relative underperformance by secular growth companies since early November 2020, when market leadership abruptly shifted from companies with better long-term sustainable growth opportunities to areas that had been more challenged by COVID-19 or that could benefit from inflationary pressures experienced over the past year. As a result, we believe we can now allocate to companies with clearer paths of outsized growth with much improved relative valuations as compared to almost any other period of the last 10+ years.

Victory RS Science and Technology Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/2/07		1/19/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P North American Technology Sector Index[1]	S&P 500® Index[2]
One Year	–43.51%	–46.76%	–43.95%	–44.47%	–43.79%	–43.38%	–35.36%	–18.11%
Five Year	3.19%	1.97%	2.36%	2.36%	2.72%	3.43%	11.73%	9.42%
Ten Year	12.08%	11.42%	11.36%	11.36%	11.56%	12.35%	16.60%	12.56%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Science and Technology Fund — Growth of $10,000

1The S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification System (GICS® ) technology sector and internet retail sub-industry. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory RS Small Cap Equity Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Following robust calendar year returns during 2019, 2020, and 2021, the S&P 500® Index registered its seventh worst loss in the last 100 years, down 18.11% in 2022. The index, though, has still provided positive returns in 12 of the past 14 years. This challenging period was driven by a number of factors, including the global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, an unprecedented reversal in monetary response, global logistical challenges, the highest levels of inflation since the 1980s, and changing consumer behavior. Despite all of this, we have also seen a resilient U.S. economy that continues to have low levels of unemployment and high levels of earnings in the face of adversity. Yet underlying this negative market performance were interesting differences among investment styles and market capitalizations, which we feel have created an opportunity.

While markets were broadly challenged across all styles at the start of the year, the underlying theme for U.S. equity markets for the first six months of the year was that value-oriented stocks with pricing power, such as those within the Energy, Utilities, and Consumer Staples sectors, were the place to allocate, and they materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). Markets bounced back sharply during the summer from what had been a challenging first six months of the year as corporations reported better-than-expected earnings and signs emerged that inflation may have peaked. Growth stocks led the rebound, with the Russell 1000® Growth Index up 12.00% and the Russell 2000® Growth Index (the "Index") up 11.20% in July. But the euphoria was short-lived. Concerns re-emerged in August as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really was, given its repeated statements confirming that it would not stop hiking the Fed funds interest rate until inflation was well in check, irrespective of the impact to the economy.

Markets again bounced back in October and November. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and 6.25% in November, while the Russell 2000® Value Index was up 12.59% and 3.06% in these months. But once again, the buoyant mood dampened in December as interest rates were projected to be headed even higher; investors and corporate leaders began to loudly question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while simultaneously taming inflation. Many pundits suggested that the Fed was possibly making both problems worse.

For the full year, U.S. stock performance was mixed, yet negative across market caps and styles, with value stocks outperforming growth, as measured by the Russell family of indices. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 3, 5, 10, and 15 years. Although we expect this cyclical versus secular, as well as large-cap versus small-cap, tug-of-war to continue, we believe the longer-term outperformance of growth versus value, which has been supported by stronger underlying fundamentals, will come back. Technology-oriented growth companies have excelled and were largely insulated from the economic slowdown that took place the past few years relative to more traditional value companies. Although it appears that growth

Victory RS Small Cap Equity Fund

Managers' Commentary (continued)

stocks were perhaps a bit ahead of themselves from a relative valuation standpoint at the depths of the economic slowdown, this is no longer the case, especially as we look at smaller-cap stocks. We believe the recent underperformance of companies that are materially better off over the secular horizon, given their potential to take market share, is an opportunity for investors.

How did Victory RS Small Cap Equity Fund (the "Fund") perform during the reporting period?

The Fund returned -37.21% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Index, which returned -26.36% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's relative underperformance was driven by stock selection within the Financial Services and Industrials sectors, while stock selection in the Information Technology sector offset some of the Fund's relative underperformance.

Within the Information Technology sector, the largest driver of underperformance was information technology holding Avaya Holdings Corp. ("Avaya"). Avaya is a global business communications company that we initially allocated to following its partnership with RingCentral that provided it with a strong position in the Unified Communications as a Service (UCaaS) space. Avaya collects royalties from its partnership with RingCentral in return for providing RingCentral with access to its large existing client base, resulting in higher margin revenue and long-term growth prospects. Unfortunately, Avaya reported disappointing results with revenue below guidance and EBITDA that was materially less than expected, as strong cloud revenue was offset by lower revenue recognition and the negative impact on the company's Russia and Ukraine exposure. Sales and management turnover gave us pause to underwrite the sustainability of their growth despite the opportunity. As a result, we decided to move on from the position.

Within the Financial Services sector, a material driver of underperformance was financial data and systems holding Green Dot Corp. ("Green Dot"). Green Dot is a financial technology company with roots as the dominant provider of general-purpose debit cards and cash reload processing services that has transitioned from a mono-line product company to a "FinTech" Banking-as-a-Service (BaaS) platform. We purchased the stock given the company's dominant market position in prepaid debt cards that has been a cash cow to fund investments into new products and focus on the underbanked and millennial population in the United States. Their BaaS business has taken off in recent years, with strong customer acquisition and a strong pipeline of new products and technology. The stock was challenged in the most recent calendar year as the company became embroiled in a dispute with Uber over the obligations owed to Green Dot, and it was announced that "several" of its BaaS customers declined to renew their contracts.

Within the Financial Services sector, another driver of underperformance was consumer finance and credit services holding Payoneer Global, Inc. ("Payoneer"). Payoneer simplifies the process for businesses to pay and get paid globally with their global payments/commerce platform that provides services to both sides of a two-sided commerce network. We initially purchased shares of Payoneer given the growth in their digital marketplace given the

Victory RS Small Cap Equity Fund

Managers' Commentary (continued)

convenience they provide consumers, as well as the expanded customer base they offer to merchants. We had the view that estimates for the company are too low given the large float they hold on behalf of customers that can now earn a material interest in the higher interest rate environment. The stock underwhelmed in the calendar year, despite strong execution driven by the company's growth and increased penetration of the company's offerings, due to a higher-than-expected ramp in forecasted expenses in 2023 and overall sentiment for the payments category.

Within the Information Technology sector, the largest driver of outperformance was semiconductors and components holding Impinj, Inc. ("Impinj"). Impinj engages in the development and sale of RAIN, a radio frequency identification solution. Its platform allows inventory management, patient safety, asset tracking, and item authentication for the retail, healthcare, supply chain and logistics, hospitality, food and beverage, and industrial manufacturing industries. We initially purchased Impinj as the company is the market leader for RAIN RFID tags, with approximately 47% market share, while they operate in a huge, open-ended growth opportunity as RFID technology has been around for a while, but penetration is still low. There were approximately 20 billion RFID tags produced in 2020 vs. a potential 10 trillion annual unit TAM, implying <0.2% penetration. Impinj was up sharply on a big beat-and-raise driven by continued strong demand for RFIDs and wafer upside from TSM. Despite the upside, demand continues to outpace supply by >50% for the sixth consecutive quarter, and management believes the supply/demand imbalance will continue through the end of 2023. The company also launched a new cloud-based platform for cryptographically authenticating items (such as luxury handbags), which expands RFID use cases and could also open a new recurring revenue stream for the company over time.

Within the Health Care sector, a material driver of sector outperformance was medical equipment and services holding Inspire Medical Systems, Inc. ("Inspire"). Inspire is a medical technology company focused on the development and commercialization of minimally invasive solutions for patients with obstructive sleep apnea. We initially purchased the stock given its product's appeal as an alternative to existing invasive and uncomfortable treatments, large underpenetrated market, and lack of real competition. The stock performed well in the calendar year, as company revenue exceeded expectations and they were able to raise guidance by more than the excess growth achieved in the year. The company continues to execute well, and its product remains the only approved implantable for sleep apnea on the market.

A top performer within the Utilities sector was scientific instruments holding Evoqua Water Technologies Corp. ("Evoqua"). Evoqua provides water treatment equipment and services, such as filter presses, intake rebuilds, and electrocatalytic services, as well as sludge dryers, digester covers, captivator systems, and other related technologies to the industrial, commercial, and municipal water treatment markets. We purchased shares of Evoqua given its significant exposure to services, aftermarket and repair markets, which provides the company with a diverse and large set of end markets. The company has experienced accelerating organic growth and has clear margin drivers after completing a long cycle of tuck-in acquisitions. The stock performed relatively well in the calendar year given strong earnings that beat expectations. We believe the stock is poised to continue to outperform as The Street recognizes the company's growth inflection and reasonable valuation.

Victory RS Small Cap Equity Fund

Managers' Commentary (continued)

Given the renewed concerns over forward economic growth given tighter monetary policy in the face of elevated inflation and sluggish growth, along with the continued global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, we believe there is continued uncertainty among investors that is likely to cause continued periods of elevated volatility (both to the upside and downside) and divergence as new companies emerge, while others struggle to retain their previous leadership. We feel this will create an abundance of opportunities across sectors, industries, and markets in coming quarters and years as the economy and markets transition and recover.

We do not have a clear view or projection as to how large or prolonged any impact will be given the uncertainty regarding the continued unfolding of events abroad and the resulting economic impact, politicization, and potential scale of incremental or contractionary fiscal and monetary stimulus, but we do believe there are clear pockets of the economy that remain better positioned than others to adjust to any future state given the ability of their workers to remain productive and end-customer demand to remain steady irrespective of the forward economic environment.

Within the growth universe, the current opportunity set appears especially pronounced for secular growth companies, rather than those more cyclical in nature, given the continued strength in underlying fundamentals and relative underperformance by secular growth companies since early November 2020, when market leadership abruptly shifted from companies with better long-term sustainable growth opportunities to areas that had been more challenged by COVID-19 or that could benefit from inflationary pressures experienced over the past year. As a result, we believe we can now allocate to companies with clearer paths of outsized growth with much improved relative valuations as compared to almost any other period of the last 10+ years.

Victory RS Small Cap Equity Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class Y	Member Class
INCEPTION DATE	5/1/97		8/7/00		5/15/01	5/1/07	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	–37.21%	–40.81%	–37.71%	–38.27%	–37.41%	–37.02%	–37.08%	–26.36%
Five Year	0.36%	–0.81%	–0.51%	–0.51%	–0.11%	0.55%	N/A	3.51%
Ten Year	8.90%	8.26%	8.15%	8.15%	8.42%	9.07%	N/A	9.20%
Since Inception	N/A	N/A	N/A	N/A	N/A	N/A	–13.59%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Small Cap Equity Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios Victory RS Small Cap Growth Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

MACOM Technology Solutions Holdings, Inc.	3.3%
BellRing Brands, Inc.	2.9%
Evoqua Water Technologies Corp.	2.7%
WNS Holdings Ltd.	2.3%
Inspire Medical Systems, Inc.	2.2%
Advanced Energy Industries, Inc.	2.2%
Acadia Healthcare Co., Inc.	2.2%
Sprout Social, Inc., Class A	2.1%
Denbury, Inc.	2.0%
AAON, Inc.	1.9%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory RS Select Growth Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Jazz Pharmaceuticals PLC	4.2%
MACOM Technology Solutions Holdings, Inc.	3.1%
Dynatrace, Inc.	2.8%
Evoqua Water Technologies Corp.	2.8%
Halozyme Therapeutics, Inc.	2.7%
Acadia Healthcare Co., Inc.	2.7%
Graphic Packaging Holding Co.	2.5%
Lattice Semiconductor Corp.	2.4%
Paylocity Holding Corp.	2.3%
Applied Industrial Technologies, Inc.	2.3%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory RS Mid Cap Growth Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Synopsys, Inc.	3.8%
Lattice Semiconductor Corp.	3.2%
Agilent Technologies, Inc.	3.0%
Dexcom, Inc.	2.6%
Graphic Packaging Holding Co.	2.4%
Enphase Energy, Inc.	2.3%
Sarepta Therapeutics, Inc.	2.3%
Insulet Corp.	2.2%
Mettler-Toledo International, Inc.	2.1%
AmerisourceBergen Corp.	2.1%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory RS Growth Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Microsoft Corp.	11.6%
Apple, Inc.	10.2%
Visa, Inc., Class A	5.1%
Alphabet, Inc., Class C	4.8%
Amazon.com, Inc.	3.9%
Vertex Pharmaceuticals, Inc.	3.4%
NVIDIA Corp.	3.1%
UnitedHealth Group, Inc.	3.0%
Constellation Brands, Inc., Class A	2.7%
ServiceNow, Inc.	2.1%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory RS Science and Technology Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Microsoft Corp.	9.6%
Vertex Pharmaceuticals, Inc.	5.0%
MACOM Technology Solutions Holdings, Inc.	3.8%
Impinj, Inc.	3.6%
Amazon.com, Inc.	3.0%
Lattice Semiconductor Corp.	2.7%
Jazz Pharmaceuticals PLC	2.5%
Varonis Systems, Inc.	2.4%
Fair Isaac Corp.	2.3%
Visa, Inc., Class A	2.3%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory RS Small Cap Equity Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Evoqua Water Technologies Corp.	6.1%
Shift4 Payments, Inc., Class A	5.8%
Flywire Corp.	4.9%
Denbury, Inc.	4.8%
Payoneer Global, Inc.	4.3%
Chart Industries, Inc.	3.9%
MACOM Technology Solutions Holdings, Inc.	3.9%
PRA Group, Inc.	3.8%
Grocery Outlet Holding Corp.	3.8%
Trupanion, Inc.	3.8%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (100.2%)
Communication Services (2.6%):
World Wrestling Entertainment, Inc., Class A	122,100	$8,366,292
ZipRecruiter, Inc. (a)	633,790	10,406,832
		18,773,124
Consumer Discretionary (7.6%):
Acushnet Holdings Corp.	204,480	8,682,221
Columbia Sportswear Co.	101,980	8,931,409
Fox Factory Holding Corp. (a)	80,370	7,332,155
Ollie's Bargain Outlet Holdings, Inc. (a)	120,410	5,640,004
Ralph Lauren Corp.	96,690	10,217,232
Texas Roadhouse, Inc.	63,030	5,732,579
Wingstop, Inc.	67,970	9,354,031
		55,889,631
Consumer Staples (7.4%):
BellRing Brands, Inc. (a)	810,870	20,790,707
Celsius Holdings, Inc. (a)	85,340	8,878,774
e.l.f. Beauty, Inc. (a)	78,580	4,345,474
Grocery Outlet Holding Corp. (a)	476,680	13,914,289
The Simply Good Foods Co. (a)	152,420	5,796,532
		53,725,776
Energy (6.9%):
Callon Petroleum Co. (a)	89,820	3,331,424
Denbury, Inc. (a)	166,480	14,487,090
Matador Resources Co.	170,580	9,763,999
Permian Resources Corp.	999,770	9,397,838
Ranger Oil Corp.	329,950	13,339,878
		50,320,229
Financials (6.3%):
FirstCash Holdings, Inc.	65,620	5,703,034
Focus Financial Partners, Inc., Class A (a)	144,730	5,394,087
Kinsale Capital Group, Inc.	40,800	10,670,016
PRA Group, Inc. (a)	361,700	12,218,226
Wintrust Financial Corp.	144,190	12,186,939
		46,172,302
Health Care (24.8%):
Acadia Healthcare Co., Inc. (a)	193,230	15,906,694
Agios Pharmaceuticals, Inc. (a)	287,530	8,073,843
Apellis Pharmaceuticals, Inc. (a)	137,630	7,116,847
Axonics, Inc. (a)	128,060	8,007,592
BioCryst Pharmaceuticals, Inc. (a)	670,610	7,698,603
Chinook Therapeutics, Inc. (a)	383,770	10,054,774
Equillium, Inc. (a) (b)	1,391,951	1,531,146
Evolent Health, Inc., Class A (a)	393,040	11,036,563
Fate Therapeutics, Inc. (a)	255,870	2,581,728
Halozyme Therapeutics, Inc. (a)	185,110	10,532,759

See notes to financial statements.

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
HealthEquity, Inc. (a)	217,490	$13,406,084
Inspire Medical Systems, Inc. (a)	64,090	16,142,989
Krystal Biotech, Inc. (a)	110,820	8,779,161
Kura Oncology, Inc. (a)	478,200	5,934,462
LivaNova PLC (a)	153,700	8,536,498
Opthea Ltd., ADR (a) (c)	420,920	2,357,152
Option Care Health, Inc. (a)	312,760	9,410,948
PROCEPT BioRobotics Corp. (a)	58,590	2,433,829
Prometheus Biosciences, Inc. (a)	34,520	3,797,200
Replimune Group, Inc. (a)	171,440	4,663,168
Shockwave Medical, Inc. (a)	50,610	10,405,922
SpringWorks Therapeutics, Inc. (a) (b)	212,940	5,538,569
Surgery Partners, Inc. (a)	272,720	7,597,979
		181,544,510
Industrials (15.2%):
AAON, Inc.	186,520	14,048,686
AAR Corp. (a)	229,840	10,319,816
Applied Industrial Technologies, Inc.	108,220	13,638,967
Bloom Energy Corp., Class A (a)	626,430	11,977,342
Chart Industries, Inc. (a)	66,789	7,696,097
Clean Harbors, Inc. (a)	111,720	12,749,486
Evoqua Water Technologies Corp. (a)	500,570	19,822,572
Saia, Inc. (a)	54,350	11,396,108
Shoals Technologies Group, Inc., Class A (a)	186,390	4,598,241
Simpson Manufacturing Co., Inc.	57,890	5,132,527
		111,379,842
Information Technology (24.7%):
Advanced Energy Industries, Inc.	188,180	16,142,081
Badger Meter, Inc.	27,140	2,959,074
Box, Inc., Class A (a)	386,600	12,034,858
Braze, Inc., Class A (a) (b)	107,230	2,925,234
CyberArk Software Ltd. (a)	71,220	9,233,673
Digi International, Inc. (a)	162,060	5,923,293
DigitalOcean Holdings, Inc. (a)	215,620	5,491,841
Flywire Corp. (a)	347,270	8,497,697
Gitlab, Inc., Class A (a) (b)	136,430	6,199,379
Impinj, Inc. (a)	99,080	10,817,555
Jamf Holding Corp. (a)	180,480	3,844,224
MACOM Technology Solutions Holdings, Inc. (a)	388,303	24,455,323
Marqeta, Inc., Class A (a)	465,890	2,846,588
Paya Holdings, Inc. (a)	566,330	4,457,017
Paycor HCM, Inc. (a)	429,760	10,516,227
Payoneer Global, Inc. (a)	1,598,570	8,744,178
Shift4 Payments, Inc., Class A (a)	99,300	5,553,849
Smartsheet, Inc., Class A (a)	90,360	3,556,570
Sprout Social, Inc., Class A (a)	275,820	15,572,797
Varonis Systems, Inc. (a)	176,230	4,218,946
WNS Holdings Ltd., ADR (a)	212,097	16,965,639
		180,956,043

See notes to financial statements.

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Materials (4.7%):
Avient Corp.	177,890	$6,005,566
Livent Corp. (a)	274,720	5,458,686
Silgan Holdings, Inc.	265,800	13,779,072
Summit Materials, Inc., Class A (a)	314,696	8,934,220
		34,177,544
Total Common Stocks (Cost $680,356,036)		732,939,001
Collateral for Securities Loaned (0.9%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (d)	1,644,840	1,644,840
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (d)	1,644,840	1,644,840
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (d)	1,644,840	1,644,840
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (d)	1,644,840	1,644,840
Total Collateral for Securities Loaned (Cost $6,579,360)		6,579,360
Total Investments (Cost $686,935,396) — 101.1%		739,518,361
Liabilities in excess of other assets — (1.1)%		(7,740,952)
NET ASSETS — 100.00%		$731,777,409

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2022, illiquid securities were 0.3% of net assets.

(d)  Rate disclosed is the daily yield on December 31, 2022.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (98.1%)
Communication Services (3.2%):
World Wrestling Entertainment, Inc., Class A	23,040	$1,578,701
ZoomInfo Technologies, Inc. (a)	58,190	1,752,101
		3,330,802
Consumer Discretionary (9.1%):
Churchill Downs, Inc.	10,970	2,319,387
Five Below, Inc. (a)	10,140	1,793,462
Mattel, Inc. (a)	76,520	1,365,117
Ollie's Bargain Outlet Holdings, Inc. (a)	22,190	1,039,380
Ralph Lauren Corp.	15,380	1,625,204
Wingstop, Inc.	9,650	1,328,033
		9,470,583
Consumer Staples (5.7%):
BellRing Brands, Inc. (a)	86,830	2,226,321
Freshpet, Inc. (a)	22,710	1,198,407
Grocery Outlet Holding Corp. (a)	71,500	2,087,085
Hostess Brands, Inc. (a)	20,290	455,308
		5,967,121
Energy (5.4%):
Denbury, Inc. (a)	26,680	2,321,694
Diamondback Energy, Inc.	11,910	1,629,050
Matador Resources Co.	29,230	1,673,125
		5,623,869
Financials (6.5%):
FactSet Research Systems, Inc.	4,040	1,620,888
Focus Financial Partners, Inc., Class A (a)	25,230	940,322
Kinsale Capital Group, Inc.	7,480	1,956,170
LPL Financial Holdings, Inc.	5,650	1,221,360
Wintrust Financial Corp.	13,230	1,118,200
		6,856,940
Health Care (20.1%):
Acadia Healthcare Co., Inc. (a)	34,620	2,849,918
BioCryst Pharmaceuticals, Inc. (a)	120,980	1,388,850
Evolent Health, Inc., Class A (a)	37,760	1,060,301
Halozyme Therapeutics, Inc. (a)	50,240	2,858,656
Insulet Corp. (a)	5,350	1,574,987
Jazz Pharmaceuticals PLC (a)	27,520	4,384,211
Option Care Health, Inc. (a)	50,500	1,519,545
Penumbra, Inc. (a)	7,610	1,692,921
Repligen Corp. (a)	7,840	1,327,390
Shockwave Medical, Inc. (a)	5,430	1,116,462
Tenet Healthcare Corp. (a)	25,050	1,222,190
		20,995,431
Industrials (16.0%):
Advanced Drainage Systems, Inc.	14,700	1,204,959
Applied Industrial Technologies, Inc.	19,020	2,397,090

See notes to financial statements.

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Axon Enterprise, Inc. (a)	4,300	$713,499
Builders FirstSource, Inc. (a)	9,910	642,961
Chart Industries, Inc. (a)	10,770	1,241,027
Clean Harbors, Inc. (a)	18,700	2,134,044
Evoqua Water Technologies Corp. (a)	74,090	2,933,964
Ritchie Bros Auctioneers, Inc.	18,250	1,055,397
Saia, Inc. (a)	9,550	2,002,444
Trex Co., Inc. (a)	14,530	615,055
WillScot Mobile Mini Holdings Corp. (a)	38,680	1,747,176
		16,687,616
IT Services (8.0%):
DigitalOcean Holdings, Inc. (a)	26,290	669,606
Genpact Ltd.	26,340	1,220,069
Globant SA (a)	6,330	1,064,453
Jack Henry & Associates, Inc.	10,410	1,827,579
Payoneer Global, Inc. (a)	302,740	1,655,988
Shift4 Payments, Inc., Class A (a)	34,660	1,938,534
		8,376,229
Materials (5.1%):
Graphic Packaging Holding Co.	117,000	2,603,250
Livent Corp. (a)	36,770	730,620
Silgan Holdings, Inc.	38,080	1,974,067
		5,307,937
Semiconductors & Semiconductor Equipment (8.6%):
Enphase Energy, Inc. (a)	8,290	2,196,519
Entegris, Inc.	15,900	1,042,881
Lattice Semiconductor Corp. (a)	38,810	2,517,993
MACOM Technology Solutions Holdings, Inc. (a)	51,130	3,220,167
		8,977,560
Software (10.4%):
Aspen Technology, Inc. (a)	3,170	651,118
Check Point Software Technologies Ltd. (a)	13,770	1,737,223
Dynatrace, Inc. (a)	77,650	2,973,995
Fair Isaac Corp. (a)	2,740	1,640,109
Five9, Inc. (a)	8,590	582,917
Paylocity Holding Corp. (a)	12,560	2,439,906
Varonis Systems, Inc. (a)	35,950	860,643
		10,885,911
Total Common Stocks (Cost $95,132,721)		102,479,999
Total Investments (Cost $95,132,721) — 98.1%		102,479,999
Other assets in excess of liabilities — 1.9%		1,965,132
NET ASSETS — 100.00%		$104,445,131

(a)  Non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (100.2%)
Communication Services (4.6%):
Pinterest, Inc., Class A (a)	41,880	$1,016,846
Take-Two Interactive Software, Inc. (a)	6,320	658,102
The Trade Desk, Inc., Class A (a)	22,570	1,011,813
ZoomInfo Technologies, Inc. (a)	37,210	1,120,393
		3,807,154
Communications Equipment (1.0%):
Arista Networks, Inc. (a)	6,870	833,675
Consumer Discretionary (13.9%):
Chipotle Mexican Grill, Inc. (a)	1,060	1,470,739
Churchill Downs, Inc.	7,760	1,640,697
Dollar Tree, Inc. (a)	9,080	1,284,275
Five Below, Inc. (a)	7,570	1,338,906
Mattel, Inc. (a)	39,670	707,713
O'Reilly Automotive, Inc. (a)	1,760	1,485,493
Ralph Lauren Corp.	4,790	506,159
Tractor Supply Co.	6,470	1,455,556
Ulta Beauty, Inc. (a)	2,740	1,285,252
Yum! Brands, Inc.	2,670	341,973
		11,516,763
Consumer Staples (3.5%):
Constellation Brands, Inc., Class A	6,050	1,402,088
The Hershey Co.	6,630	1,535,309
		2,937,397
Electronic Equipment, Instruments & Components (1.1%):
Keysight Technologies, Inc. (a)	5,390	922,067
Energy (4.0%):
Cheniere Energy, Inc.	5,680	851,773
Diamondback Energy, Inc.	9,340	1,277,525
Matador Resources Co.	13,810	790,484
Range Resources Corp.	15,780	394,816
		3,314,598
Financials (4.8%):
FactSet Research Systems, Inc.	2,920	1,171,533
Kinsale Capital Group, Inc.	2,510	656,415
LPL Financial Holdings, Inc.	4,030	871,165
MSCI, Inc.	2,720	1,265,263
		3,964,376
Health Care (21.6%):
Agilent Technologies, Inc.	16,360	2,448,274
AmerisourceBergen Corp.	10,380	1,720,070
Dexcom, Inc. (a)	19,190	2,173,075
Incyte Corp. (a)	11,380	914,042
Insulet Corp. (a)	6,060	1,784,003
Jazz Pharmaceuticals PLC (a)	9,970	1,588,321

See notes to financial statements.

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Mettler-Toledo International, Inc. (a)	1,220	$1,763,449
ResMed, Inc.	6,060	1,261,268
Sarepta Therapeutics, Inc. (a)	14,320	1,855,586
Tenet Healthcare Corp. (a)	17,190	838,700
Veeva Systems, Inc., Class A (a)	9,430	1,521,813
		17,868,601
Industrials (11.2%):
Advanced Drainage Systems, Inc.	7,600	622,972
Axon Enterprise, Inc. (a)	3,400	564,162
Chart Industries, Inc. (a)	7,110	819,285
Clean Harbors, Inc. (a)	14,810	1,690,117
CoStar Group, Inc. (a)	8,520	658,426
Evoqua Water Technologies Corp. (a)	32,450	1,285,020
HEICO Corp., Class A	11,330	1,357,901
Saia, Inc. (a)	3,000	629,040
Verisk Analytics, Inc.	5,790	1,021,472
WillScot Mobile Mini Holdings Corp. (a)	13,220	597,147
		9,245,542
IT Services (6.1%):
Gartner, Inc. (a)	3,760	1,263,886
Genpact Ltd.	18,090	837,929
Jack Henry & Associates, Inc.	9,160	1,608,130
Okta, Inc. (a)	12,400	847,292
Toast, Inc., Class A (a)	26,060	469,862
		5,027,099
Materials (4.2%):
Albemarle Corp.	1,670	362,156
CF Industries Holdings, Inc.	13,110	1,116,972
Graphic Packaging Holding Co.	88,850	1,976,913
		3,456,041
Real Estate (1.2%):
SBA Communications Corp.	3,640	1,020,328
Semiconductors & Semiconductor Equipment (7.9%):
Enphase Energy, Inc. (a)	7,140	1,891,814
Entegris, Inc.	15,670	1,027,795
Lattice Semiconductor Corp. (a)	40,720	2,641,914
Monolithic Power Systems, Inc.	2,680	947,675
		6,509,198
Software (15.1%):
Bill.com Holdings, Inc. (a)	6,740	734,390
Confluent, Inc., Class A (a)	18,530	412,107
Datadog, Inc., Class A (a)	9,220	677,670
Dropbox, Inc., Class A (a)	44,360	992,777
Dynatrace, Inc. (a)	34,320	1,314,456
Fair Isaac Corp. (a)	1,990	1,191,174
Five9, Inc. (a)	7,290	494,699
Palo Alto Networks, Inc. (a)	6,140	856,776

See notes to financial statements.

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Paycom Software, Inc. (a)	5,510	$1,709,808
Splunk, Inc. (a)	5,730	493,296
Synopsys, Inc. (a)	9,890	3,157,778
Zscaler, Inc. (a)	4,470	500,193
		12,535,124
Total Common Stocks (Cost $71,354,810)		82,957,963
Total Investments (Cost $71,354,810) — 100.2%		82,957,963
Liabilities in excess of other assets — (0.2)%		(146,658)
NET ASSETS — 100.00%		$82,811,305

(a)  Non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (100.0%)
Communication Services (7.1%):
Alphabet, Inc., Class C (a)	111,730	$9,913,803
Meta Platforms, Inc., Class A (a)	18,400	2,214,256
Netflix, Inc. (a)	8,780	2,589,046
		14,717,105
Consumer Discretionary (13.9%):
Amazon.com, Inc. (a)	95,490	8,021,160
Booking Holdings, Inc. (a)	1,080	2,176,502
Chipotle Mexican Grill, Inc. (a)	1,040	1,442,990
Dollar Tree, Inc. (a)	26,150	3,698,656
O'Reilly Automotive, Inc. (a)	2,790	2,354,844
Tesla, Inc. (a)	20,420	2,515,336
Tractor Supply Co.	18,220	4,098,953
Ulta Beauty, Inc. (a)	8,010	3,757,251
Yum! Brands, Inc.	6,530	836,362
		28,902,054
Consumer Staples (6.0%):
Constellation Brands, Inc., Class A	24,800	5,747,400
Costco Wholesale Corp.	8,170	3,729,605
The Hershey Co.	13,440	3,112,301
		12,589,306
Energy (1.7%):
Cheniere Energy, Inc.	8,810	1,321,148
Diamondback Energy, Inc.	15,750	2,154,285
		3,475,433
Financials (3.2%):
LPL Financial Holdings, Inc.	5,150	1,113,276
MSCI, Inc.	4,290	1,995,579
The Progressive Corp.	27,180	3,525,518
		6,634,373
Health Care (13.8%):
Agilent Technologies, Inc.	20,280	3,034,902
Dexcom, Inc. (a)	28,890	3,271,504
Intuitive Surgical, Inc. (a)	3,550	941,992
Jazz Pharmaceuticals PLC (a)	26,100	4,157,991
Moderna, Inc. (a)	14,270	2,563,177
Tenet Healthcare Corp. (a)	35,130	1,713,993
UnitedHealth Group, Inc.	11,650	6,176,597
Vertex Pharmaceuticals, Inc. (a)	24,290	7,014,466
		28,874,622
Industrials (7.2%):
CoStar Group, Inc. (a)	24,570	1,898,770
Deere & Co.	4,670	2,002,309
HEICO Corp., Class A	32,350	3,877,148

See notes to financial statements.

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Old Dominion Freight Line, Inc.	5,480	$1,555,114
Quanta Services, Inc.	23,080	3,288,900
Verisk Analytics, Inc.	13,620	2,402,840
		15,025,081
IT Services (8.5%):
Block, Inc. (a)	15,050	945,742
Gartner, Inc. (a)	7,470	2,510,966
Snowflake, Inc., Class A (a)	12,250	1,758,365
Toast, Inc., Class A (a)	104,460	1,883,414
Visa, Inc., Class A	50,947	10,584,749
		17,683,236
Materials (1.3%):
Graphic Packaging Holding Co.	125,390	2,789,928
Real Estate (0.7%):
SBA Communications Corp.	5,130	1,437,990
Semiconductors & Semiconductor Equipment (8.6%):
Advanced Micro Devices, Inc. (a)	22,040	1,427,531
Enphase Energy, Inc. (a)	9,590	2,540,966
KLA Corp.	4,720	1,779,582
Lam Research Corp.	7,510	3,156,453
Monolithic Power Systems, Inc.	7,360	2,602,570
NVIDIA Corp.	44,130	6,449,158
		17,956,260
Software (17.8%):
Intuit, Inc.	6,600	2,568,852
Microsoft Corp.	101,200	24,269,784
Palo Alto Networks, Inc. (a)	11,210	1,564,243
ServiceNow, Inc. (a)	11,390	4,422,395
Synopsys, Inc. (a)	8,780	2,803,366
Workday, Inc., Class A (a)	9,650	1,614,734
		37,243,374
Technology Hardware, Storage & Peripherals (10.2%):
Apple, Inc.	162,788	21,151,045
Total Common Stocks (Cost $147,944,366)		208,479,807
Total Investments (Cost $147,944,366) — 100.0%		208,479,807
Liabilities in excess of other assets — 0.0%		(78,459)
NET ASSETS — 100.00%		$208,401,348

(a)  Non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (100.2%)
Biotechnology (24.0%):
Agios Pharmaceuticals, Inc. (a)	36,840	$1,034,467
Aldeyra Therapeutics, Inc. (a)	118,360	823,786
Amicus Therapeutics, Inc. (a)	100,670	1,229,181
Apellis Pharmaceuticals, Inc. (a)	18,513	957,307
Ardelyx, Inc. (a)	194,710	554,923
Athenex, Inc. (a)	682,424	100,658
BioCryst Pharmaceuticals, Inc. (a)	132,970	1,526,496
Bridgebio Pharma, Inc. (a)	47,790	364,160
Chinook Therapeutics, Inc. (a)	57,730	1,512,526
Crinetics Pharmaceuticals, Inc. (a)	44,098	806,993
Cullinan Oncology, Inc. (a)	27,770	292,974
Cytokinetics, Inc. (a)	32,870	1,506,103
Equillium, Inc. (a)	237,401	261,141
Fate Therapeutics, Inc. (a)	30,110	303,810
FibroGen, Inc. (a)	29,940	479,639
IGM Biosciences, Inc. (a) (b)	59,410	1,010,564
Inhibrx, Inc. (a)	29,270	721,213
Kiniksa Pharmaceuticals Ltd., Class A (a)	43,640	653,727
Kinnate Biopharma, Inc. (a) (b)	47,490	289,689
Krystal Biotech, Inc. (a)	19,810	1,569,348
Kura Oncology, Inc. (a)	73,830	916,230
Merus NV (a)	28,000	433,160
Moderna, Inc. (a)	16,650	2,990,673
Nuvalent, Inc., Class A (a)	49,030	1,460,113
Opthea Ltd., ADR (a) (c)	80,050	448,280
Prometheus Biosciences, Inc. (a)	6,080	668,800
PTC Therapeutics, Inc. (a)	7,770	296,581
Regulus Therapeutics, Inc. (a)	176,848	242,282
Relay Therapeutics, Inc. (a)	29,880	446,407
Replimune Group, Inc. (a)	36,170	983,824
REVOLUTION Medicines, Inc. (a)	31,890	759,620
Sarepta Therapeutics, Inc. (a)	19,830	2,569,571
SpringWorks Therapeutics, Inc. (a)	51,110	1,329,371
Vaxcyte, Inc. (a)	34,220	1,640,849
Vertex Pharmaceuticals, Inc. (a)	28,150	8,129,157
		39,313,623
Communication Services (6.6%):
Bandwidth, Inc., Class A (a)	35,570	816,332
Match Group, Inc. (a)	18,286	758,686
Meta Platforms, Inc., Class A (a)	29,340	3,530,776
Netflix, Inc. (a)	3,150	928,872
Snap, Inc., Class A (a)	96,100	860,095
Take-Two Interactive Software, Inc. (a)	19,270	2,006,585
ZoomInfo Technologies, Inc. (a)	64,240	1,934,266
		10,835,612

See notes to financial statements.

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Communications Equipment (0.5%):
Harmonic, Inc. (a)	68,090	$891,979
Consumer Discretionary (4.8%):
2U, Inc. (a)	152,710	957,492
Amazon.com, Inc. (a)	58,360	4,902,240
Booking Holdings, Inc. (a)	790	1,592,071
Peloton Interactive, Inc., Class A (a)	50,030	397,238
		7,849,041
Financials (0.6%):
Panacea Acquisition Corp. II (a) (b)	95,610	964,705
Health Care Technology (0.9%):
Veeva Systems, Inc., Class A (a)	8,580	1,384,640
IT Services (7.0%):
Backblaze, Inc., Class A (a)	36,080	221,892
GoDaddy, Inc., Class A (a)	37,180	2,781,808
MongoDB, Inc. (a)	5,910	1,163,324
Shift4 Payments, Inc., Class A (a)	26,160	1,463,129
Twilio, Inc., Class A (a)	20,170	987,523
Visa, Inc., Class A	17,680	3,673,197
Wix.com Ltd. (a)	14,860	1,141,694
		11,432,567
Life Sciences Tools & Services (1.6%):
Agilent Technologies, Inc.	11,430	1,710,499
Mettler-Toledo International, Inc. (a)	610	881,725
		2,592,224
Pharmaceuticals (4.9%):
Cara Therapeutics, Inc. (a)	106,260	1,141,232
Intra-Cellular Therapies, Inc. (a)	17,510	926,629
Jazz Pharmaceuticals PLC (a)	25,760	4,103,826
Provention Bio, Inc. (a)	32,700	345,639
Revance Therapeutics, Inc. (a)	20,620	380,645
Theravance Biopharma, Inc. (a)	104,880	1,176,754
		8,074,725
Semiconductors & Semiconductor Equipment (23.0%):
Ambarella, Inc. (a)	35,460	2,915,876
Applied Materials, Inc.	29,310	2,854,208
Impinj, Inc. (a)	53,270	5,816,019
Lam Research Corp.	5,950	2,500,785
Lattice Semiconductor Corp. (a)	69,420	4,503,970
MACOM Technology Solutions Holdings, Inc. (a)	99,900	6,291,702
Marvell Technology, Inc.	48,100	1,781,624
MaxLinear, Inc. (a)	44,870	1,523,336
Monolithic Power Systems, Inc.	8,780	3,104,696
NVIDIA Corp.	15,470	2,260,786
ON Semiconductor Corp. (a)	18,650	1,163,200

See notes to financial statements.

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Semtech Corp. (a)	37,940	$1,088,499
Silicon Motion Technology Corp., ADR	17,370	1,128,876
Wolfspeed, Inc. (a)	11,110	767,034
		37,700,611
Software (26.3%):
AppLovin Corp., Class A (a)	45,140	475,324
Datadog, Inc., Class A (a)	14,530	1,067,955
Domo, Inc., Class B (a)	55,260	786,902
Dropbox, Inc., Class A (a)	123,270	2,758,783
Dynatrace, Inc. (a)	41,210	1,578,343
Fair Isaac Corp. (a)	6,230	3,729,153
Gitlab, Inc., Class A (a) (b)	23,880	1,085,107
Microsoft Corp.	65,820	15,784,953
Monday.com Ltd. (a)	14,790	1,804,380
Paycom Software, Inc. (a)	11,590	3,596,493
RingCentral, Inc., Class A (a)	27,720	981,288
ServiceNow, Inc. (a)	9,160	3,556,553
Sprout Social, Inc., Class A (a)	31,420	1,773,973
Varonis Systems, Inc. (a)	168,020	4,022,399
		43,001,606
Total Common Stocks (Cost $132,428,236)		164,041,333
Warrants (0.0%) (d)
Health Care (0.0%):
Athenex, Inc. (c)	1,346,518	—	(e)
Nuvation Bio, Inc.	43,670	6,311
Regulus Therapeutics, Inc. (a) (c) (f) (g)	132,637	—	(e)
		6,311
Total Warrants (Cost $179,261)		6,311
Collateral for Securities Loaned (1.0%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (h)	418,005	418,005
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (h)	418,005	418,005
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (h)	418,005	418,005
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (h)	418,005	418,005
Total Collateral for Securities Loaned (Cost $1,672,020)		1,672,020
Total Investments (Cost $134,279,517) — 101.2%		165,719,664
Liabilities in excess of other assets — (1.2)%		(1,890,394)
NET ASSETS — 100.00%		$163,829,270

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

See notes to financial statements.

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2022

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2022, illiquid securities were 0.3% of net assets.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rounds to less than $1.

(f)  Restricted security that is not registered under the Securities Act of 1933.

(g)  The following table details the earliest acquisition date and cost of the Fund's restricted securities at December 31, 2022:

Security Name	Acquisition Date	Cost
Regulus Therapeutics, Inc.	12/3/2020	$165,796

(h)  Rate disclosed is the daily yield on December 31, 2022.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (96.0%)
Communications Equipment (5.8%):
Digi International, Inc. (a)	30,340	$1,108,927
Harmonic, Inc. (a)	85,280	1,117,168
		2,226,095
Consumer Discretionary (3.2%):
Acushnet Holdings Corp.	11,090	470,882
Ralph Lauren Corp.	7,330	774,561
		1,245,443
Consumer Staples (6.5%):
BellRing Brands, Inc. (a)	40,250	1,032,010
Grocery Outlet Holding Corp. (a)	50,490	1,473,803
		2,505,813
Energy (4.8%):
Denbury, Inc. (a)	21,130	1,838,733
Financials (7.6%):
PRA Group, Inc. (a)	43,660	1,474,835
Trupanion, Inc. (a) (b)	30,680	1,458,220
		2,933,055
Health Care (12.4%):
Agios Pharmaceuticals, Inc. (a)	14,180	398,175
Apellis Pharmaceuticals, Inc. (a)	6,410	331,461
BioCryst Pharmaceuticals, Inc. (a)	45,890	526,817
Evolent Health, Inc., Class A (a)	15,130	424,850
Halozyme Therapeutics, Inc. (a)	11,760	669,144
Inspire Medical Systems, Inc. (a)	3,840	967,219
Intra-Cellular Therapies, Inc. (a)	5,900	312,228
Kura Oncology, Inc. (a)	43,410	538,718
Replimune Group, Inc. (a)	22,040	599,488
		4,768,100
Industrials (21.6%):
Ameresco, Inc., Class A (a)	9,030	515,974
Axon Enterprise, Inc. (a)	2,230	370,024
Bloom Energy Corp., Class A (a)	51,560	985,827
CBIZ, Inc. (a)	23,710	1,110,814
ChargePoint Holdings, Inc. (a) (b)	35,030	333,836
Chart Industries, Inc. (a)	12,960	1,493,381
Evoqua Water Technologies Corp. (a)	59,470	2,355,012
Shoals Technologies Group, Inc., Class A (a)	47,370	1,168,618
		8,333,486
IT Services (20.0%):
Flywire Corp. (a)	76,920	1,882,232
Marqeta, Inc., Class A (a)	31,150	190,327
Paya Holdings, Inc. (a)	109,180	859,247
Paymentus Holdings, Inc., Class A (a) (b)	111,910	896,399

See notes to financial statements.

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Payoneer Global, Inc. (a)	302,570	$1,655,058
Shift4 Payments, Inc., Class A (a)	40,080	2,241,674
		7,724,937
Materials (2.4%):
Livent Corp. (a)	47,760	948,991
Semiconductors & Semiconductor Equipment (6.7%):
Impinj, Inc. (a)	10,060	1,098,351
MACOM Technology Solutions Holdings, Inc. (a)	23,690	1,491,996
		2,590,347
Software (5.0%):
Paycor HCM, Inc. (a)	42,080	1,029,698
Sprout Social, Inc., Class A (a)	15,660	884,163
		1,913,861
Total Common Stocks (Cost $38,327,244)		37,028,861
Collateral for Securities Loaned (1.7%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (c)	160,828	160,828
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (c)	160,828	160,828
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (c)	160,828	160,828
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (c)	160,828	160,828
Total Collateral for Securities Loaned (Cost $643,312)		643,312
Total Investments (Cost $38,970,556) — 97.7%		37,672,173
Other assets in excess of liabilities — 2.3%		889,948
NET ASSETS — 100.00%		$38,562,121

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2022.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2022
	Victory RS Small Cap Growth Fund	Victory RS Select Growth Fund	Victory RS Mid Cap Growth Fund
Assets:
Investments, at value (Cost $686,935,396, $95,132,721 and $71,354,810)	$739,518,361 (a)	$102,479,999	$82,957,963
Cash	2,080,624	2,115,786	—
Receivables:
Interest and dividends	117,205	31,698	25,641
Capital shares issued	607,139	6,284	13,540
Investments sold	5,711,694	197,962	1,064,438
From Adviser	—	22,389	48,155
Prepaid expenses	37,431	29,563	35,414
Total Assets	748,072,454	104,883,681	84,145,151
Liabilities:
Payables:
Collateral received on loaned securities	6,579,360	—	—
Investments purchased	1,938,151	132,273	—
To custodian	—	—	248,745
Capital shares redeemed	6,758,151	150,117	921,596
Accrued expenses and other payables:
Investment advisory fees	696,980	93,202	65,236
Administration fees	36,206	4,993	4,097
Custodian fees	—	1,682	19,306
Transfer agent fees	164,671	27,894	40,975
Compliance fees	605	86	71
Trustees' fees	157	105	3
12b-1 fees	36,840	9,046	6,966
Other accrued expenses	83,924	19,152	26,851
Total Liabilities	16,295,045	438,550	1,333,846
Net Assets:
Capital	1,036,027,376	117,871,176	103,196,902
Total accumulated earnings/(loss)	(304,249,967)	(13,426,045)	(20,385,597)
Net Assets	$731,777,409	$104,445,131	$82,811,305
Net Assets
Class A	$303,669,301	$68,906,819	$47,664,438
Class C	5,126,437	3,081,849	3,311,502
Class R	2,589,269	330,730	372,557
Class R6	114,850,002	593,757	2,360,330
Class Y	305,542,400	31,531,976	28,191,857
Member Class	—	—	910,621
Total	$731,777,409	$104,445,131	$82,811,305
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	6,937,193	4,443,732	3,070,625
Class C	155,864	372,736	279,129
Class R	69,481	37,044	28,362
Class R6	2,418,061	33,182	141,495
Class Y	6,470,233	1,783,294	1,693,179
Member Class	—	—	58,403
Total	16,050,832	6,669,988	5,271,193
Net asset value, offering (except Class A) and redemption price per share:
Class A	$43.77	$15.51	$15.52
Class C (b)	32.89	8.27	11.86
Class R	37.27	8.93	13.14
Class R6	47.50	17.89	16.68
Class Y	47.22	17.68	16.65
Member Class	—	—	15.59
Maximum Sales Charge — Class A	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$46.44	$16.46	$16.47

(a)  Includes $6,600,581 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.
See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2022
	Victory RS Growth Fund	Victory RS Science and Technology Fund	Victory RS Small Cap Equity Fund
Assets:
Investments, at value (Cost $147,944,366, $134,279,517 and $38,970,556)	$208,479,807	$165,719,664 (a)	$37,672,173 (c)
Cash	—	459,945	1,275,755
Receivables:
Interest and dividends	42,991	20,156	6,328
Capital shares issued	21,975	451,922	23,659
Investments sold	2,531,693	—	265,979
From Adviser	33,336	394	9,188
Prepaid expenses	29,697	32,206	24,583
Total Assets	211,139,499	166,684,287	39,277,665
Liabilities:
Payables:
Collateral received on loaned securities	—	1,672,020	643,312
To affiliate on interfund lending	1,968,000	—	—
To custodian	411	—	—
Investments purchased	229,644	140,402	—
Capital shares redeemed	309,560	810,707	16,420
Accrued expenses and other payables:
Investment advisory fees	139,820	144,342	25,136
Administration fees	9,963	7,767	1,792
Custodian fees	2,800	3,201	784
Transfer agent fees	35,209	38,115	11,948
Compliance fees	167	127	30
Trustees' fees	106	108	102
12b-1 fees	21,486	16,548	4,080
Other accrued expenses	20,985	21,680	11,940
Total Liabilities	2,738,151	2,855,017	715,544
Net Assets:
Capital	156,713,489	177,086,493	62,710,439
Total accumulated earnings/(loss)	51,687,859	(13,257,223)	(24,148,318)
Net Assets	$208,401,348	$163,829,270	$38,562,121
Net Assets
Class A	$189,041,954	$130,060,252	$33,526,509
Class C	688,573	4,725,359	169,116
Class R	385,160	540,725	1,575,094
Class Y	18,285,661	28,502,934	1,837,521
Member Class	—	—	1,453,881
Total	$208,401,348	$163,829,270	$38,562,121
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	11,081,555	8,524,680	4,428,598
Class C	53,750	464,831	22,212
Class R	26,244	45,557	352,564
Class Y	1,007,608	1,669,172	229,481
Member Class	—	—	191,387
Total	12,169,157	10,704,240	5,224,242
Net asset value, offering (except Class A) and redemption price per share:
Class A	$17.06	$15.26	$7.57
Class C (b)	12.81	10.17	7.61
Class R	14.68	11.87	4.47
Class Y	18.15	17.08	8.01
Member Class	—	—	7.60
Maximum Sales Charge — Class A	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$18.10	$16.19	$8.03

(a)  Includes $1,639,291 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

(c)  Includes $642,562 of securities on loan.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2022
	Victory RS Small Cap Growth Fund	Victory RS Select Growth Fund	Victory RS Mid Cap Growth Fund
Investment Income:
Dividends	$3,807,840	$500,857	$896,670
Interest	76,964	16,130	8,993
Securities lending (net of fees)	108,786	1,780	4,975
Foreign tax withholding	—	(1,662)	(2,006)
Total Income	3,993,590	517,105	908,632
Expenses:
Investment advisory fees	11,799,287	1,362,946	1,809,982
Administration fees	675,148	74,157	115,733
Sub-Administration fees	17,000	17,000	17,000
12b-1 fees — Class A	1,014,777	213,674	149,672
12b-1 fees — Class C	69,481	50,091	67,094
12b-1 fees — Class R	16,295	1,971	2,140
Custodian fees	40,362	7,525	27,964
Transfer agent fees — Class A	553,855	102,472	89,304
Transfer agent fees — Class C	9,185	6,300	6,353
Transfer agent fees — Class R	5,845	923	1,126
Transfer agent fees — Class R6	24,801	176	481
Transfer agent fees — Class Y	542,812	41,452	186,403
Transfer agent fees — Member Class	—	—	2,581
Trustees' fees	92,850	10,922	18,039
Compliance fees	10,661	1,136	1,861
Legal and audit fees	72,169	16,751	18,066
State registration and filing fees	93,534	61,304	81,177
Line of credit fees	4,932	—	3,431
Interfund lending	12,947	988	10,487
Other expenses	163,213	28,680	55,499
Recoupment of prior expenses waived/reimbursed by Adviser	144,945	105	101
Total Expenses	15,364,099	1,998,573	2,664,494
Expenses waived/reimbursed by Adviser	(392,843)	(170,568)	(404,134)
Net Expenses	14,971,256	1,828,005	2,260,360
Net Investment Income (Loss)	(10,977,666)	(1,310,900)	(1,351,728)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(319,455,871)	(19,910,007)	(22,935,468)
Net change in unrealized appreciation/depreciation on investment securities	(390,066,889)	(39,567,478)	(89,765,514)
Net realized/unrealized gains (losses) on investments	(709,522,760)	(59,477,485)	(112,700,982)
Change in net assets resulting from operations	$(720,500,426)	$(60,788,385)	$(114,052,710)

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2022
	Victory RS Growth Fund	Victory RS Science and Technology Fund	Victory RS Small Cap Equity Fund
Investment Income:
Dividends	$1,449,327	$395,289	$37,138
Interest	9,658	19,321	7,552
Securities lending (net of fees)	1,523	167,825	9,727
Total Income	1,460,508	582,435	54,417
Expenses:
Investment advisory fees	1,928,561	2,122,684	346,139
Administration fees	139,941	115,473	25,117
Sub-Administration fees	14,000	17,000	13,500
12b-1 fees — Class A	579,434	403,974	101,441
12b-1 fees — Class C	10,132	63,599	2,139
12b-1 fees — Class R	2,115	3,206	9,088
Custodian fees	12,174	11,976	3,692
Transfer agent fees — Class A	184,849	175,687	42,800
Transfer agent fees — Class C	1,239	8,921	431
Transfer agent fees — Class R	860	1,509	3,338
Transfer agent fees — Class Y	16,742	51,543	2,484
Transfer agent fees — Member Class	—	—	4,334
Trustees' fees	17,947	16,566	4,927
Compliance fees	2,111	1,790	384
Legal and audit fees	24,599	20,642	10,784
State registration and filing fees	46,152	58,684	65,585
Interfund lending	1,280	—	—
Other expenses	27,716	24,071	14,972
Recoupment of prior expenses waived/reimbursed by Adviser	290	13,380	227
Total Expenses	3,010,142	3,110,705	651,382
Expenses waived/reimbursed by Adviser	(237,938)	(38,832)	(45,282)
Net Expenses	2,772,204	3,071,873	606,100
Net Investment Income (Loss)	(1,311,696)	(2,489,438)	(551,683)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(6,795,394)	(37,644,194)	(22,242,472)
Net change in unrealized appreciation/depreciation on investment securities	(104,028,974)	(104,458,880)	(1,954,158)
Net realized/unrealized gains (losses) on investments	(110,824,368)	(142,103,074)	(24,196,630)
Change in net assets resulting from operations	$(112,136,064)	$(144,592,512)	$(24,748,313)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$(10,977,666)	$(29,372,395)	$(1,310,900)	$(2,675,366)	$(1,351,728)	$(4,087,360)
Net realized gains (losses)	(319,455,871)	337,188,044	(19,910,007)	49,019,375	(22,935,468)	141,961,315
Net change in unrealized appreciation/ depreciation	(390,066,889)	(616,704,361)	(39,567,478)	(30,101,172)	(89,765,514)	(112,254,382)
Change in net assets resulting from operations	(720,500,426)	(308,888,712)	(60,788,385)	16,242,837	(114,052,710)	25,619,573
Distributions to Shareholders:
Class A	(18,502,414)	(93,199,400)	(20,035,467)	(26,927,629)	(2,078,565)	(26,057,513)
Class C	(405,085)	(2,137,568)	(1,370,578)	(3,086,031)	(212,297)	(4,637,294)
Class R	(177,925)	(815,659)	(133,557)	(117,749)	(18,549)	(194,304)
Class R6	(7,105,818)	(88,002,280)	(148,822)	(257,285)	(102,056)	(6,204,984)
Class Y	(17,565,941)	(137,845,800)	(8,460,125)	(15,262,714)	(1,258,394)	(88,979,683)
Member Class	—	—	—	—	(38,952)	(223,742)
From return of capital:
Class A	(4,376)	—	—	—	(1,216)	—
Class C	(196)	—	—	—	(92)	—
Class R	(154)	—	—	—	(8)	—
Class R6	(1,539)	—	—	—	(68)	—
Class Y	(2,518)	—	—	—	(441)	—
Member Class	—	—	—	—	(17)	—
Change in net assets resulting from distributions to shareholders	(43,765,966)	(322,000,707)	(30,148,549)	(45,651,408)	(3,710,655)	(126,297,520)
Change in net assets resulting from capital transactions	(751,488,082)	(58,863,607)	(3,300,884)	(5,812,343)	(170,214,981)	(133,837,034)
Change in net assets	(1,515,754,474)	(689,753,026)	(94,237,818)	(35,220,914)	(287,978,346)	(234,514,981)
Net Assets:
Beginning of period	2,247,531,883	2,937,284,909	198,682,949	233,903,863	370,789,651	605,304,632
End of period	$731,777,409	$2,247,531,883	$104,445,131	$198,682,949	$82,811,305	$370,789,651

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$34,689,019	$89,844,368	$8,975,605	$17,921,964	$3,967,445	$6,325,210
Distributions reinvested	17,776,055	89,403,944	19,333,593	25,918,091	1,979,617	24,440,661
Cost of shares redeemed	(142,233,424)	(186,733,595)	(19,380,348)	(22,842,642)	(15,120,901)	(13,937,984)
Total Class A	$(89,768,350)	$(7,485,283)	$8,928,850	$20,997,413	$(9,173,839)	$16,827,887
Class C
Proceeds from shares issued	$625,784	$2,244,719	$187,845	$306,365	$71,372	$259,376
Distributions reinvested	394,946	2,073,757	1,369,191	3,077,902	204,364	4,489,037
Cost of shares redeemed	(3,024,781)	(9,438,427)	(4,364,410)	(15,624,585)	(5,142,350)	(6,018,465)
Total Class C	$(2,004,051)	$(5,119,951)	$(2,807,374)	$(12,240,318)	$(4,866,614)	$(1,270,052)
Class R
Proceeds from shares issued	$745,476	$2,591,119	$210,485	$57,546	$25,260	$38,547
Distributions reinvested	178,079	815,659	121,460	102,008	18,557	194,304
Cost of shares redeemed	(1,456,593)	(5,227,473)	(97,394)	(172,852)	(57,069)	(49,826)
Total Class R	$(533,038)	$(1,820,695)	$234,551	$(13,298)	$(13,252)	$183,025
Class R6
Proceeds from shares issued	$96,889,445	$253,929,075	$85,855	$694,851	$653,898	$6,226,411
Distributions reinvested	5,086,947	58,606,415	100,398	203,176	47,220	2,271,808
Cost of shares redeemed	(418,030,431)	(210,549,047)	(319,771)	(204,355)	(13,908,862)	(11,402,846)
Total Class R6	$(316,054,039)	$101,986,443	$(133,518)	$693,672	$(13,207,744)	$(2,904,627)
Class Y
Proceeds from shares issued	$109,974,218	$289,808,108	$3,558,329	$8,159,436	$28,779,430	$46,902,971
Distributions reinvested	16,535,887	125,873,133	8,356,319	14,112,648	1,158,317	86,573,237
Cost of shares redeemed	(469,638,709)	(562,105,362)	(21,438,041)	(37,521,896)	(173,334,330)	(281,200,740)
Total Class Y	$(343,128,604)	$(146,424,121)	$(9,523,393)	$(15,249,812)	$(143,396,583)	$(147,724,532)
Member Class
Proceeds from shares issued	$—	$—	$—	$—	$907,948	$1,578,737
Distributions reinvested	—	—	—	—	38,969	223,742
Cost of shares redeemed	—	—	—	—	(503,866)	(751,214)
Total Member Class	$—	$—	$—	$—	$443,051	$1,051,265
Change in net assets resulting from capital transactions	$(751,488,082)	$(58,863,607)	$(3,300,884)	$(5,812,343)	$(170,214,981)	$(133,837,034)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Share Transactions:
Class A
Issued	642,504	936,234	423,722	466,310	216,108	197,364
Reinvested	388,211	1,268,501	1,189,874	872,076	121,154	980,063
Redeemed	(2,695,351)	(2,017,589)	(908,860)	(610,699)	(822,712)	(442,275)
Total Class A	(1,664,636)	187,146	704,736	727,687	(485,450)	735,152
Class C
Issued	14,959	29,248	11,998	10,395	5,143	11,496
Reinvested	11,475	38,142	158,105	156,239	16,362	226,635
Redeemed	(70,838)	(124,132)	(271,514)	(527,470)	(365,714)	(232,518)
Total Class C	(44,404)	(56,742)	(101,411)	(360,836)	(344,209)	5,613
Class R
Issued	16,278	30,001	11,044	2,155	1,657	1,297
Reinvested	4,567	13,371	12,990	4,957	1,342	9,044
Redeemed	(30,824)	(62,252)	(5,834)	(5,456)	(3,376)	(1,602)
Total Class R	(9,979)	(18,880)	18,200	1,656	(377)	8,739
Class R6
Issued	1,671,138	2,569,766	4,014	16,988	30,747	187,579
Reinvested	102,416	772,458	5,360	6,164	2,689	85,017
Redeemed	(7,055,471)	(2,189,573)	(11,644)	(4,924)	(637,517)	(333,844)
Total Class R6	(5,281,917)	1,152,651	(2,270)	18,228	(604,081)	(61,248)
Class Y
Issued	1,844,212	2,889,358	134,761	196,234	1,431,519	1,505,331
Reinvested	334,804	1,666,973	451,449	431,711	66,077	3,196,451
Redeemed	(8,186,782)	(5,767,523)	(841,670)	(876,979)	(9,239,741)	(8,783,601)
Total Class Y	(6,007,766)	(1,211,192)	(255,460)	(249,034)	(7,742,145)	(4,081,819)
Member Class
Issued	—	—	—	—	46,392	48,341
Reinvested	—	—	—	—	2,375	9,137
Redeemed	—	—	—	—	(28,882)	(22,262)
Total Member Class	—	—	—	—	19,885	35,216
Change in Shares	(13,008,702)	52,983	363,795	137,701	(9,156,377)	(3,358,347)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$(1,311,696)	$(2,257,413)	$(2,489,438)	$(5,282,484)	$(551,683)	$(949,053)
Net realized gains (losses)	(6,795,394)	34,175,683	(37,644,194)	62,995,967	(22,242,472)	12,976,234
Net change in unrealized appreciation/ depreciation	(104,028,974)	27,407,434	(104,458,880)	(94,329,136)	(1,954,158)	(17,969,992)
Change in net assets resulting from operations	(112,136,064)	59,325,704	(144,592,512)	(36,615,653)	(24,748,313)	(5,942,811)
Distributions to Shareholders:
Class A	(4,384,332)	(25,870,624)	(6,552,743)	(34,393,562)	(3,365,864)	(11,807,040)
Class C	(20,160)	(185,893)	(350,891)	(2,079,381)	(16,789)	(74,046)
Class R	(10,161)	(49,973)	(33,888)	(176,750)	(247,981)	(801,530)
Class Y	(401,226)	(2,769,379)	(1,342,160)	(10,284,801)	(181,269)	(754,635)
Member Class	—	—	—	—	(138,235)	(248,472)
Change in net assets resulting from distributions to shareholders	(4,815,879)	(28,875,869)	(8,279,682)	(46,934,494)	(3,950,138)	(13,685,723)
Change in net assets resulting from capital transactions	(19,356,756)	5,846,536	(27,125,371)	(22,173,579)	(1,256,231)	3,027,200
Change in net assets	(136,308,699)	36,296,371	(179,997,565)	(105,723,726)	(29,954,682)	(16,601,334)
Net Assets:
Beginning of period	344,710,047	308,413,676	343,826,835	449,550,561	68,516,803	85,118,137
End of period	$208,401,348	$344,710,047	$163,829,270	$343,826,835	$38,562,121	$68,516,803

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$4,167,043	$8,581,742	$15,185,266	$39,004,944	$1,336,251	$6,230,569
Distributions reinvested	4,245,969	25,028,143	6,247,783	32,658,932	3,311,927	11,648,399
Cost of shares redeemed	(22,830,119)	(26,382,488)	(27,288,651)	(80,772,344)	(6,588,878)	(16,789,674)
Total Class A	$(14,417,107)	$7,227,397	$(5,855,602)	$(9,108,468)	$(1,940,700)	$1,089,294
Class C
Proceeds from shares issued	$57,563	$35,326	$445,137	$1,707,463	$10,390	$287,897
Distributions reinvested	20,117	185,474	350,538	2,077,315	16,789	74,046
Cost of shares redeemed	(600,243)	(2,443,080)	(2,346,110)	(7,751,009)	(92,428)	(383,060)
Total Class C	$(522,563)	$(2,222,280)	$(1,550,435)	$(3,966,231)	$(65,249)	$(21,117)
Class R
Proceeds from shares issued	$78,198	$44,677	$142,859	$339,728	$107,572	$135,914
Distributions reinvested	10,161	49,973	33,888	176,750	247,981	801,530
Cost of shares redeemed	(49,319)	(6,705)	(242,176)	(401,462)	(472,276)	(247,781)
Total Class R	$39,040	$87,945	$(65,429)	$115,016	$(116,723)	$689,663
Class Y
Proceeds from shares issued	$1,658,485	$4,167,842	$9,412,717	$23,988,683	$785,431	$1,018,845
Distributions reinvested	385,722	2,657,237	1,286,976	9,629,680	181,126	752,967
Cost of shares redeemed	(6,500,333)	(6,071,605)	(30,353,598)	(42,832,259)	(929,618)	(2,043,606)
Total Class Y	$(4,456,126)	$753,474	$(19,653,905)	$(9,213,896)	$36,939	$(271,794)
Member Class
Proceeds from shares issued	$—	$—	$—	$—	$891,336	$3,375,015
Distributions reinvested	—	—	—	—	138,235	248,472
Cost of shares redeemed	—	—	—	—	(200,069)	(2,082,333)
Total Member Class	$—	$—	$—	$—	$829,502	$1,541,154
Change in net assets resulting from capital transactions	$(19,356,756)	$5,846,536	$(27,125,371)	$(22,173,579)	$(1,256,231)	$3,027,200

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Share Transactions:
Class A
Issued	201,829	331,479	778,358	1,081,400	135,071	357,336
Reinvested	233,654	986,288	386,149	1,203,351	416,071	919,369
Redeemed	(1,159,967)	(1,018,990)	(1,478,555)	(2,265,845)	(679,387)	(971,778)
Total Class A	(724,484)	298,777	(314,048)	18,906	(128,245)	304,927
Class C
Issued	3,767	1,742	34,476	63,027	1,018	14,861	(a)
Reinvested	1,474	9,590	32,517	111,205	2,096	5,771	(a)
Redeemed	(38,402)	(122,847)	(175,396)	(287,361)	(9,053)	(20,482	)(a)
Total Class C	(33,161)	(111,515)	(108,403)	(113,129)	(5,939)	150	(a)
Class R
Issued	4,408	1,987	10,203	11,369	18,650	11,074
Reinvested	650	2,268	2,693	8,213	52,762	100,191
Redeemed	(2,702)	(287)	(15,852)	(13,534)	(69,318)	(20,803)
Total Class R	2,356	3,968	(2,956)	6,048	2,094	90,462
Class Y
Issued	74,901	159,034	448,635	604,120	83,100	56,893
Reinvested	19,955	98,559	71,104	319,286	21,511	56,614
Redeemed	(306,355)	(227,354)	(1,425,501)	(1,098,885)	(96,462)	(129,973)
Total Class Y	(211,499)	30,239	(905,762)	(175,479)	8,149	(16,466)
Member Class
Issued	—	—	—	—	92,568	188,543
Reinvested	—	—	—	—	17,301	19,580
Redeemed	—	—	—	—	(22,922)	(115,794)
Total Member Class	—	—	—	—	86,947	92,329
Change in Shares	(966,788)	221,469	(1,331,169)	(263,654)	(36,994)	471,402

(a)  As described in Note 8 of the accompanying notes to financial statements, Victory RS Small Cap Equity Fund Class C share amounts were adjusted for a 1:12 reverse stock split.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$73.73	$97.45	$77.19	$61.11	$80.96
Investment Activities:
Net investment income (loss) (a)	(0.57)	(1.20)	(0.97)	(0.80)	(0.83)
Net realized and unrealized gains (losses)	(26.65)	(10.15)	30.04	23.84	(6.54)
Total from Investment Activities	(27.22)	(11.35)	29.07	23.04	(7.37)
Distributions to Shareholders From:
Net realized gains from investments	(2.74)	(12.37)	(8.81)	(6.96)	(12.48)
Return of capital	— (b)	—	—	—	—
Total Distributions	(2.74)	(12.37)	(8.81)	(6.96)	(12.48)
Net Asset Value, End of Period	$43.77	$73.73	$97.45	$77.19	$61.11
Total Return (excludes sales charge) (c)	(37.07)%	(11.06)%	37.84%	37.91%	(8.97)%
Ratios to Average Net Assets:
Net Expenses (d)	1.40%	1.40%	1.40%	1.40%	1.40%
Net Investment Income (Loss)	(1.08)%	(1.27)%	(1.20)%	(1.06)%	(0.94)%
Gross Expenses (d)	1.44%	1.42%	1.43%	1.44%	1.45%
Supplemental Data:
Net Assets at end of period (000's)	$303,669	$634,204	$820,006	$687,425	$499,350
Portfolio Turnover (e)	105%	92%	72%	100%	86%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$56.86	$79.07	$64.34	$52.19	$71.70
Investment Activities:
Net investment income (loss) (a)	(0.75)	(1.55)	(1.30)	(1.17)	(1.31)
Net realized and unrealized gains (losses)	(20.48)	(8.29)	24.84	20.28	(5.72)
Total from Investment Activities	(21.23)	(9.84)	23.54	19.11	(7.03)
Distributions to Shareholders From:
Net realized gains from investments	(2.74)	(12.37)	(8.81)	(6.96)	(12.48)
Return of capital	— (b)	—	—	—	—
Total Distributions	(2.74)	(12.37)	(8.81)	(6.96)	(12.48)
Net Asset Value, End of Period	$32.89	$56.86	$79.07	$64.34	$52.19
Total Return (excludes contingent deferred sales charge) (c)	(37.55)%	(11.73)%	36.78%	36.88%	(9.66)%
Ratios to Average Net Assets:
Net Expenses (d)	2.16%	2.16%	2.16%	2.16%	2.16%
Net Investment Income (Loss)	(1.84)%	(2.03)%	(1.96)%	(1.82)%	(1.71)%
Gross Expenses (d)	2.31%	2.16%	2.26%	2.27%	2.26%
Supplemental Data:
Net Assets at end of period (000's)	$5,126	$11,387	$20,323	$18,581	$13,602
Portfolio Turnover (e)	105%	92%	72%	100%	86%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$63.68	$86.56	$69.61	$55.87	$75.55
Investment Activities:
Net investment income (loss) (a)	(0.70)	(1.45)	(1.20)	(1.05)	(1.15)
Net realized and unrealized gains (losses)	(22.97)	(9.06)	26.96	21.75	(6.05)
Total from Investment Activities	(23.67)	(10.51)	25.76	20.70	(7.20)
Distributions to Shareholders From:
Net realized gains from investments	(2.74)	(12.37)	(8.81)	(6.96)	(12.48)
Return of capital	— (b)	—	—	—	—
Total Distributions	(2.74)	(12.37)	(8.81)	(6.96)	(12.48)
Net Asset Value, End of Period	$37.27	$63.68	$86.56	$69.61	$55.87
Total Return (c)	(37.36)%	(11.51)%	37.20%	37.28%	(9.39)%
Ratios to Average Net Assets:
Net Expenses (d)	1.86%	1.86%	1.86%	1.86%	1.86%
Net Investment Income (Loss)	(1.54)%	(1.73)%	(1.66)%	(1.52)%	(1.40)%
Gross Expenses (d)	2.02%	1.86%	1.97%	1.93%	1.87%
Supplemental Data:
Net Assets at end of period (000's)	$2,589	$5,060	$8,513	$8,012	$7,285
Portfolio Turnover (e)	105%	92%	72%	100%	86%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class R6
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$79.37	$103.42	$81.24	$63.83	$83.67
Investment Activities:
Net investment income (loss) (a)	(0.43)	(0.91)	(0.73)	(0.58)	(0.58)
Net realized and unrealized gains (losses)	(28.70)	(10.77)	31.72	24.95	(6.78)
Total from Investment Activities	(29.13)	(11.68)	30.99	24.37	(7.36)
Distributions to Shareholders From:
Net realized gains from investments	(2.74)	(12.37)	(8.81)	(6.96)	(12.48)
Return of capital	— (b)	—	—	—	—
Total Distributions	(2.74)	(12.37)	(8.81)	(6.96)	(12.48)
Net Asset Value, End of Period	$47.50	$79.37	$103.42	$81.24	$63.83
Total Return (c)	(36.86)%	(10.74)%	38.32%	38.38%	(8.66)%
Ratios to Average Net Assets:
Net Expenses (d)	1.05%	1.04%	1.06%	1.06%	1.06%
Net Investment Income (Loss)	(0.74)%	(0.91)%	(0.86)%	(0.72)%	(0.64)%
Gross Expenses (d)	1.05%	1.04%	1.06%	1.06%	1.10%
Supplemental Data:
Net Assets at end of period (000's)	$114,850	$611,157	$677,128	$441,471	$113,288
Portfolio Turnover (e)	105%	92%	72%	100%	86%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$79.00	$103.10	$81.06	$63.75	$83.64
Investment Activities:
Net investment income (loss) (a)	(0.47)	(1.00)	(0.79)	(0.62)	(0.61)
Net realized and unrealized gains (losses)	(28.57)	(10.73)	31.64	24.89	(6.80)
Total from Investment Activities	(29.04)	(11.73)	30.85	24.27	(7.41)
Distributions to Shareholders From:
Net realized gains from investments	(2.74)	(12.37)	(8.81)	(6.96)	(12.48)
Return of capital	— (b)	—	—	—	—
Total Distributions	(2.74)	(12.37)	(8.81)	(6.96)	(12.48)
Net Asset Value, End of Period	$47.22	$79.00	$103.10	$81.06	$63.75
Total Return (c)	(36.92)%	(10.82)%	38.21%	38.29%	(8.72)%
Ratios to Average Net Assets:
Net Expenses (d)	1.13%	1.13%	1.13%	1.13%	1.13%
Net Investment Income (Loss)	(0.81)%	(1.00)%	(0.93)%	(0.79)%	(0.67)%
Gross Expenses (d)	1.17%	1.14%	1.15%	1.15%	1.15%
Supplemental Data:
Net Assets at end of period (000's)	$305,542	$985,724	$1,411,316	$1,131,648	$967,112
Portfolio Turnover (e)	105%	92%	72%	100%	86%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$31.30		$38.19	$33.81	$28.96	$46.03
Investment Activities:
Net investment income (loss) (a)	(0.24)		(0.49)	(0.40)	(0.37)	(0.42)
Net realized and unrealized gains (losses)	(9.65)		2.64	11.43	9.68	(3.12)
Total from Investment Activities	(9.89)		2.15	11.03	9.31	(3.54)
Distributions to Shareholders From:
Net realized gains from investments	(5.90)		(9.04)	(6.65)	(4.46)	(13.53)
Total Distributions	(5.90)		(9.04)	(6.65)	(4.46)	(13.53)
Net Asset Value, End of Period	$15.51		$31.30	$38.19	$33.81	$28.96
Total Return (excludes sales charge) (b)	(32.43)%		6.89%	33.22%	32.29%	(7.23)%
Ratios to Average Net Assets:
Net Expenses (c)	1.40%		1.40%	1.40%	1.40%	1.40%
Net Investment Income (Loss)	(1.02)%		(1.21)%	(1.14)%	(1.06)%	(0.86)%
Gross Expenses (c)	1.51%		1.48%	1.49%	1.52%	1.50%
Supplemental Data:
Net Assets at end of period (000's)	$68,907		$117,017	$115,014	$97,337	$94,393
Portfolio Turnover (d)	131	%(e)	75%	73%	74%	79%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$20.74		$28.54	$26.77	$23.82	$40.80
Investment Activities:
Net investment income (loss) (a)	(0.28)		(0.59)	(0.53)	(0.53)	(0.70)
Net realized and unrealized gains (losses)	(6.29)		1.83	8.95	7.94	(2.75)
Total from Investment Activities	(6.57)		1.24	8.42	7.41	(3.45)
Distributions to Shareholders From:
Net realized gains from investments	(5.90)		(9.04)	(6.65)	(4.46)	(13.53)
Total Distributions	(5.90)		(9.04)	(6.65)	(4.46)	(13.53)
Net Asset Value, End of Period	$8.27		$20.74	$28.54	$26.77	$23.82
Total Return (excludes contingent deferred sales charge) (b)	(32.94)%		6.02%	32.20%	31.28%	(7.98)%
Ratios to Average Net Assets:
Net Expenses (c)	2.18%		2.18%	2.18%	2.18%	2.18%
Net Investment Income (Loss)	(1.82)%		(1.99)%	(1.92)%	(1.84)%	(1.64)%
Gross Expenses (c)	2.42%		2.24%	2.29%	2.30%	2.25%
Supplemental Data:
Net Assets at end of period (000's)	$3,082		$9,835	$23,831	$26,988	$31,754
Portfolio Turnover (d)	131	%(e)	75%	73%	74%	79%

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Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class R
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$21.67		$29.34	$27.30	$24.16	$41.06
Investment Activities:
Net investment income (loss) (a)	(0.24)		(0.53)	(0.46)	(0.45)	(0.59)
Net realized and unrealized gains (losses)	(6.60)		1.90	9.15	8.05	(2.78)
Total from Investment Activities	(6.84)		1.37	8.69	7.60	(3.37)
Distributions to Shareholders From:
Net realized gains from investments	(5.90)		(9.04)	(6.65)	(4.46)	(13.53)
Total Distributions	(5.90)		(9.04)	(6.65)	(4.46)	(13.53)
Net Asset Value, End of Period	$8.93		$21.67	$29.34	$27.30	$24.16
Total Return (b)	(32.77)%		6.31%	32.57%	31.63%	(7.70)%
Ratios to Average Net Assets:
Net Expenses (c)	1.91%		1.91%	1.91%	1.91%	1.91%
Net Investment Income (Loss)	(1.53)%		(1.72)%	(1.64)%	(1.57)%	(1.38)%
Gross Expenses (c)	4.17%		2.18%	5.35%	4.35%	3.60%
Supplemental Data:
Net Assets at end of period (000's)	$331		$408	$504	$604	$701
Portfolio Turnover (d)	131	%(e)	75%	73%	74%	79%

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Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class R6
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$34.71		$41.25	$35.99	$30.50	$47.53
Investment Activities:
Net investment income (loss) (a)	(0.18)		(0.38)	(0.31)	(0.27)	(0.29)
Net realized and unrealized gains (losses)	(10.74)		2.88	12.22	10.22	(3.21)
Total from Investment Activities	(10.92)		2.50	11.91	9.95	(3.50)
Distributions to Shareholders From:
Net realized gains from investments	(5.90)		(9.04)	(6.65)	(4.46)	(13.53)
Total Distributions	(5.90)		(9.04)	(6.65)	(4.46)	(13.53)
Net Asset Value, End of Period	$17.89		$34.71	$41.25	$35.99	$30.50
Total Return (b)	(32.21)%		7.23%	33.65%	32.76%	(6.92)%
Ratios to Average Net Assets:
Net Expenses (c)	1.06%		1.06%	1.06%	1.06%	1.06%
Net Investment Income (Loss)	(0.69)%		(0.88)%	(0.80)%	(0.72)%	(0.59)%
Gross Expenses (c)	2.65%		1.83%	4.52%	5.46%	6.33%
Supplemental Data:
Net Assets at end of period (000's)	$594		$1,231	$710	$302	$239
Portfolio Turnover (d)	131	%(e)	75%	73%	74%	79%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Select Growth Fund
	Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$34.43		$41.02	$35.84	$30.41	$47.47
Investment Activities:
Net investment income (loss) (a)	(0.20)		(0.41)	(0.33)	(0.29)	(0.30)
Net realized and unrealized gains (losses)	(10.65)		2.86	12.16	10.18	(3.23)
Total from Investment Activities	(10.85)		2.45	11.83	9.89	(3.53)
Distributions to Shareholders From:
Net realized gains from investments	(5.90)		(9.04)	(6.65)	(4.46)	(13.53)
Total Distributions	(5.90)		(9.04)	(6.65)	(4.46)	(13.53)
Net Asset Value, End of Period	$17.68		$34.43	$41.02	$35.84	$30.41
Total Return (b)	(32.27)%		7.15%	33.57%	32.66%	(7.02)%
Ratios to Average Net Assets:
Net Expenses (c)	1.14%		1.14%	1.14%	1.14%	1.14%
Net Investment Income (Loss)	(0.76)%		(0.95)%	(0.88)%	(0.80)%	(0.59)%
Gross Expenses (c)	1.24%		1.21%	1.24%	1.23%	1.21%
Supplemental Data:
Net Assets at end of period (000's)	$31,532		$70,192	$93,844	$94,933	$120,696
Portfolio Turnover (d)	131	%(e)	75%	73%	74%	79%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Current year rate reflects an increase in trading activity due to asset allocation shift.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$24.76		$32.99	$25.56	$19.96	$25.77
Investment Activities:
Net investment income (loss) (a)	(0.14)		(0.33)	(0.20)	(0.17)	(0.14)
Net realized and unrealized gains (losses)	(8.41)		1.60	8.98	5.77	(1.79)
Total from Investment Activities	(8.55)		1.27	8.78	5.60	(1.93)
Distributions to Shareholders From:
Net realized gains from investments	(0.69)		(9.50)	(1.35)	—	(3.00)
Return of capital	—	(b)	—	—	—	(0.88)
Total Distributions	(0.69)		(9.50)	(1.35)	—	(3.88)
Net Asset Value, End of Period	$15.52		$24.76	$32.99	$25.56	$19.96
Total Return (excludes sales charge) (c)	(34.68)%		4.68%	34.47%	28.06%	(7.37)%
Ratios to Average Net Assets:
Net Expenses (d)	1.21	%(e)	1.20%	1.20%	1.20%	1.20%
Net Investment Income (Loss)	(0.76)%		(0.98)%	(0.75)%	(0.67)%	(0.53)%
Gross Expenses (d)	1.40%		1.33%	1.35%	1.35%	1.34%
Supplemental Data:
Net Assets at end of period (000's)	$47,664		$88,064	$93,072	$82,888	$75,451
Portfolio Turnover (f)	133%		90%	92%	86%	126%

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Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$19.34		$28.05	$22.08	$17.40	$23.22
Investment Activities:
Net investment income (loss) (a)	(0.25)		(0.52)	(0.38)	(0.34)	(0.35)
Net realized and unrealized gains (losses)	(6.54)		1.31	7.70	5.02	(1.59)
Total from Investment Activities	(6.79)		0.79	7.32	4.68	(1.94)
Distributions to Shareholders From:
Net realized gains from investments	(0.69)		(9.50)	(1.35)	—	(3.65)
Return of capital	—	(b)	—	—	—	(0.23)
Total Distributions	(0.69)		(9.50)	(1.35)	—	(3.88)
Net Asset Value, End of Period	$11.86		$19.34	$28.05	$22.08	$17.40
Total Return (excludes contingent deferred sales charge) (c)	(35.30)%		3.75%	33.30%	26.90%	(8.23)%
Ratios to Average Net Assets:
Net Expenses (d)	2.12	%(e)	2.09%	2.11%	2.11%	2.11%
Net Investment Income (Loss)	(1.69)%		(1.87)%	(1.65)%	(1.58)%	(1.44)%
Gross Expenses (d)	2.25%		2.09%	2.14%	2.12%	2.12%
Supplemental Data:
Net Assets at end of period (000's)	$3,312		$12,054	$17,325	$20,266	$18,072
Portfolio Turnover (f)	133%		90%	92%	86%	126%

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Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class R
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$21.24		$29.79	$23.32	$18.31	$24.14
Investment Activities:
Net investment income (loss) (a)	(0.21)		(0.47)	(0.33)	(0.28)	(0.29)
Net realized and unrealized gains (losses)	(7.20)		1.42	8.15	5.29	(1.66)
Total from Investment Activities	(7.41)		0.95	7.82	5.01	(1.95)
Distributions to Shareholders From:
Net realized gains from investments	(0.69)		(9.50)	(1.35)	—	(3.86)
Return of capital	—	(b)	—	—	—	(0.02)
Total Distributions	(0.69)		(9.50)	(1.35)	—	(3.88)
Net Asset Value, End of Period	$13.14		$21.24	$29.79	$23.32	$18.31
Total Return (c)	(35.06)%		4.09%	33.67%	27.36%	(7.99)%
Ratios to Average Net Assets:
Net Expenses (d)	1.81	%(e)	1.80%	1.80%	1.80%	1.80%
Net Investment Income (Loss)	(1.36)%		(1.58)%	(1.34)%	(1.26)%	(1.13)%
Gross Expenses (d)	3.89%		1.93%	4.13%	3.41%	2.68%
Supplemental Data:
Net Assets at end of period (000's)	$373		$610	$596	$927	$1,144
Portfolio Turnover (f)	133%		90%	92%	86%	126%

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Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class R6
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$26.46		$34.53	$26.63	$20.74	$26.55
Investment Activities:
Net investment income (loss) (a)	(0.11)		(0.25)	(0.14)	(0.11)	(0.07)
Net realized and unrealized gains (losses)	(8.98)		1.68	9.39	6.00	(1.86)
Total from Investment Activities	(9.09)		1.43	9.25	5.89	(1.93)
Distributions to Shareholders From:
Net realized gains from investments	(0.69)		(9.50)	(1.35)	—	(3.84)
Return of capital	—	(b)	—	—	—	(0.04)
Total Distributions	(0.69)		(9.50)	(1.35)	—	(3.88)
Net Asset Value, End of Period	$16.68		$26.46	$34.53	$26.63	$20.74
Total Return (c)	(34.49)%		4.95%	34.86%	28.40%	(7.15)%
Ratios to Average Net Assets:
Net Expenses (d)	0.95	%(e)	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss)	(0.54)%		(0.73)%	(0.49)%	(0.44)%	(0.26)%
Gross Expenses (d)	1.16%		0.98%	1.01%	1.05%	1.32%
Supplemental Data:
Net Assets at end of period (000's)	$2,360		$19,731	$27,861	$20,321	$3,793
Portfolio Turnover (f)	133%		90%	92%	86%	126%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$26.43		$34.50	$26.61	$20.73	$26.54
Investment Activities:
Net investment income (loss) (a)	(0.11)		(0.26)	(0.14)	(0.11)	(0.08)
Net realized and unrealized gains (losses)	(8.98)		1.69	9.38	5.99	(1.85)
Total from Investment Activities	(9.09)		1.43	9.24	5.88	(1.93)
Distributions to Shareholders From:
Net realized gains from investments	(0.69)		(9.50)	(1.35)	—	(1.17)
Return of capital	—	(b)	—	—	—	(2.71)
Total Distributions	(0.69)		(9.50)	(1.35)	—	(3.88)
Net Asset Value, End of Period	$16.65		$26.43	$34.50	$26.61	$20.73
Total Return (c)	(34.53)%		4.96%	34.84%	28.36%	(7.15)%
Ratios to Average Net Assets:
Net Expenses (d)	0.96	%(e)	0.95%	0.95%	0.95%	0.95%
Net Investment Income (Loss)	(0.53)%		(0.73)%	(0.50)%	(0.43)%	(0.27)%
Gross Expenses (d)	1.13%		1.09%	1.10%	1.10%	1.05%
Supplemental Data:
Net Assets at end of period (000's)	$28,192		$249,373	$466,342	$395,586	$243,009
Portfolio Turnover (f)	133%		90%	92%	86%	126%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Mid Cap Growth Fund
	Member Class
	Year Ended December 31, 2022	Year Ended December 31, 2021	November 3, 2020(g) through December 31, 2020
Net Asset Value, Beginning of Period	$24.84	$33.00	$29.16
Investment Activities:
Net investment income (loss) (a)	(0.11)	(0.28)	(0.04)
Net realized and unrealized gains (losses)	(8.45)	1.62	5.23
Total from Investment Activities	(8.56)	1.34	5.19
Distributions to Shareholders From:
Net realized gains from investments	(0.69)	(9.50)	(1.35)
Return of capital	— (b)	—	—
Total Distributions	(0.69)	(9.50)	(1.35)
Net Asset Value, End of Period	$15.59	$24.84	$33.00
Total Return (c) (h)	(34.61)%	4.88%	17.94%
Ratios to Average Net Assets:
Net Expenses (d) (i)	1.05%	1.05%	1.05%
Net Investment Income (Loss) (i)	(0.58)%	(0.85)%	(0.71)%
Gross Expenses (d) (i)	2.60%	5.66%	31.23%
Supplemental Data:
Net Assets at end of period (000's)	$911	$957	$109
Portfolio Turnover (f) (h)	133%	90%	92%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Includes impact of Interfund lending fees. Without these Interfund lending fees, the net expense ratio would have been at the contractual expense cap. (See Note 4 in the Notes to Financial Statements)

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(g)  Commencement of operations.

(h)  Not annualized for periods less than one year.

(i)  Annualized for periods less than one year.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$26.14	$23.84	$19.22	$16.40	$20.60
Investment Activities:
Net investment income (loss) (a)	(0.11)	(0.18)	(0.08)	(0.03)	(0.06)
Net realized and unrealized gains (losses)	(8.57)	4.85	6.89	4.90	(1.36)
Total from Investment Activities	(8.68)	4.67	6.81	4.87	(1.42)
Distributions to Shareholders From:
Net investment income	—	(0.02)	—	—	—
Net realized gains from investments	(0.40)	(2.35)	(2.19)	(2.05)	(2.78)
Total Distributions	(0.40)	(2.37)	(2.19)	(2.05)	(2.78)
Net Asset Value, End of Period	$17.06	$26.14	$23.84	$19.22	$16.40
Total Return (excludes sales charge) (b)	(33.31)%	19.91%	35.64%	29.83%	(6.81)%
Ratios to Average Net Assets:
Net Expenses (c)	1.10%	1.10%	1.10%	1.10%	1.10%
Net Investment Income (Loss)	(0.53)%	(0.71)%	(0.37)%	(0.16)%	(0.28)%
Gross Expenses (c)	1.18%	1.17%	1.19%	1.19%	1.19%
Supplemental Data:
Net Assets at end of period (000's)	$189,042	$308,663	$274,388	$223,503	$188,220
Portfolio Turnover (d)	96%	62%	73%	95%	87%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$19.94	$18.80	$15.63	$13.75	$17.90
Investment Activities:
Net investment income (loss) (a)	(0.21)	(0.31)	(0.20)	(0.16)	(0.21)
Net realized and unrealized gains (losses)	(6.52)	3.80	5.56	4.09	(1.16)
Total from Investment Activities	(6.73)	3.49	5.36	3.93	(1.37)
Distributions to Shareholders From:
Net realized gains from investments	(0.40)	(2.35)	(2.19)	(2.05)	(2.78)
Total Distributions	(0.40)	(2.35)	(2.19)	(2.05)	(2.78)
Net Asset Value, End of Period	$12.81	$19.94	$18.80	$15.63	$13.75
Total Return (excludes contingent deferred sales charge) (b)	(33.89)%	18.95%	34.55%	28.74%	(7.56)%
Ratios to Average Net Assets:
Net Expenses (c)	1.93%	1.93%	1.93%	1.93%	1.93%
Net Investment Income (Loss)	(1.37)%	(1.54)%	(1.20)%	(0.99)%	(1.10)%
Gross Expenses (c)	2.78%	1.99%	2.43%	2.33%	2.20%
Supplemental Data:
Net Assets at end of period (000's)	$689	$1,733	$3,731	$4,240	$4,409
Portfolio Turnover (d)	96%	62%	73%	95%	87%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$22.71	$21.09	$17.29	$15.00	$19.22
Investment Activities:
Net investment income (loss) (a)	(0.20)	(0.30)	(0.19)	(0.14)	(0.18)
Net realized and unrealized gains (losses)	(7.43)	4.27	6.18	4.48	(1.26)
Total from Investment Activities	(7.63)	3.97	5.99	4.34	(1.44)
Distributions to Shareholders From:
Net realized gains from investments	(0.40)	(2.35)	(2.19)	(2.05)	(2.78)
Total Distributions	(0.40)	(2.35)	(2.19)	(2.05)	(2.78)
Net Asset Value, End of Period	$14.68	$22.71	$21.09	$17.29	$15.00
Total Return (b)	(33.72)%	19.17%	34.87%	29.08%	(7.41)%
Ratios to Average Net Assets:
Net Expenses (c)	1.71%	1.71%	1.71%	1.71%	1.71%
Net Investment Income (Loss)	(1.14)%	(1.32)%	(0.98)%	(0.77)%	(0.88)%
Gross Expenses (c)	3.68%	1.71%	6.08%	5.41%	3.49%
Supplemental Data:
Net Assets at end of period (000's)	$385	$542	$420	$438	$516
Portfolio Turnover (d)	96%	62%	73%	95%	87%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Growth Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$27.70	$25.13	$20.11	$17.04	$21.23
Investment Activities:
Net investment income (loss) (a)	(0.06)	(0.12)	(0.02)	0.02	— (e)
Net realized and unrealized gains (losses)	(9.09)	5.13	7.23	5.10	(1.41)
Total from Investment Activities	(9.15)	5.01	7.21	5.12	(1.41)
Distributions to Shareholders From:
Net investment income	—	(0.09)	—	—	—
Net realized gains from investments	(0.40)	(2.35)	(2.19)	(2.05)	(2.78)
Total Distributions	(0.40)	(2.44)	(2.19)	(2.05)	(2.78)
Net Asset Value, End of Period	$18.15	$27.70	$25.13	$20.11	$17.04
Total Return (b)	(33.13)%	20.22%	36.06%	30.18%	(6.56)%
Ratios to Average Net Assets:
Net Expenses (c)	0.83%	0.83%	0.83%	0.83%	0.83%
Net Investment Income (Loss)	(0.26)%	(0.44)%	(0.09)%	0.11%	(0.01)%
Gross Expenses (c)	0.95%	0.91%	0.99%	0.98%	0.97%
Supplemental Data:
Net Assets at end of period (000's)	$18,286	$33,772	$29,875	$31,473	$26,457
Portfolio Turnover (d)	96%	62%	73%	95%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$28.34	$36.35	$23.37	$18.34	$21.56
Investment Activities:
Net investment income (loss) (a)	(0.22)	(0.46)	(0.34)	(0.26)	(0.27)
Net realized and unrealized gains (losses)	(12.07)	(3.10)	15.48	7.43	0.06
Total from Investment Activities	(12.29)	(3.56)	15.14	7.17	(0.21)
Distributions to Shareholders From:
Net realized gains from investments	(0.79)	(4.45)	(2.16)	(2.14)	(3.01)
Total Distributions	(0.79)	(4.45)	(2.16)	(2.14)	(3.01)
Net Asset Value, End of Period	$15.26	$28.34	$36.35	$23.37	$18.34
Total Return (excludes sales charge) (b)	(43.51)%	(9.25)%	65.03%	39.32%	(0.73)%
Ratios to Average Net Assets:
Net Expenses (c)	1.47%	1.47%	1.48%	1.48%	1.47%
Net Investment Income (Loss)	(1.20)%	(1.28)%	(1.22)%	(1.14)%	(1.10)%
Gross Expenses (c)	1.48%	1.47%	1.48%	1.48%	1.47%
Supplemental Data:
Net Assets at end of period (000's)	$130,060	$250,490	$320,605	$199,591	$140,389
Portfolio Turnover (d)	56%	46%	30%	88%	83%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$19.48	$26.81	$17.73	$14.40	$17.73
Investment Activities:
Net investment income (loss) (a)	(0.26)	(0.55)	(0.41)	(0.35)	(0.38)
Net realized and unrealized gains (losses)	(8.26)	(2.33)	11.65	5.82	0.06
Total from Investment Activities	(8.52)	(2.88)	11.24	5.47	(0.32)
Distributions to Shareholders From:
Net realized gains from investments	(0.79)	(4.45)	(2.16)	(2.14)	(3.01)
Total Distributions	(0.79)	(4.45)	(2.16)	(2.14)	(3.01)
Net Asset Value, End of Period	$10.17	$19.48	$26.81	$17.73	$14.40
Total Return (excludes contingent deferred sales charge) (b)	(43.95)%	(10.03)%	63.71%	38.27%	(1.58)%
Ratios to Average Net Assets:
Net Expenses (c)	2.28%	2.28%	2.28%	2.28%	2.28%
Net Investment Income (Loss)	(2.01)%	(2.09)%	(2.03)%	(1.94)%	(1.91)%
Gross Expenses (c)	2.40%	2.28%	2.32%	2.34%	2.31%
Supplemental Data:
Net Assets at end of period (000's)	$4,725	$11,168	$18,398	$14,054	$11,857
Portfolio Turnover (d)	56%	46%	30%	88%	83%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$22.45	$29.99	$19.60	$15.70	$18.99
Investment Activities:
Net investment income (loss) (a)	(0.25)	(0.51)	(0.39)	(0.31)	(0.33)
Net realized and unrealized gains (losses)	(9.54)	(2.58)	12.94	6.35	0.05
Total from Investment Activities	(9.79)	(3.09)	12.55	6.04	(0.28)
Distributions to Shareholders From:
Net realized gains from investments	(0.79)	(4.45)	(2.16)	(2.14)	(3.01)
Total Distributions	(0.79)	(4.45)	(2.16)	(2.14)	(3.01)
Net Asset Value, End of Period	$11.87	$22.45	$29.99	$19.60	$15.70
Total Return (b)	(43.79)%	(9.66)%	64.32%	38.73%	(1.20)%
Ratios to Average Net Assets:
Net Expenses (c)	1.93%	1.93%	1.93%	1.93%	1.93%
Net Investment Income (Loss)	(1.66)%	(1.74)%	(1.68)%	(1.59)%	(1.56)%
Gross Expenses (c)	3.29%	1.93%	3.69%	4.28%	2.75%
Supplemental Data:
Net Assets at end of period (000's)	$541	$1,089	$1,273	$681	$707
Portfolio Turnover (d)	56%	46%	30%	88%	83%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Science and Technology Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$31.49	$39.73	$25.36	$19.72	$22.90
Investment Activities:
Net investment income (loss) (a)	(0.20)	(0.41)	(0.29)	(0.22)	(0.22)
Net realized and unrealized gains (losses)	(13.42)	(3.38)	16.82	8.00	0.05
Total from Investment Activities	(13.62)	(3.79)	16.53	7.78	(0.17)
Distributions to Shareholders From:
Net realized gains from investments	(0.79)	(4.45)	(2.16)	(2.14)	(3.01)
Total Distributions	(0.79)	(4.45)	(2.16)	(2.14)	(3.01)
Net Asset Value, End of Period	$17.08	$31.49	$39.73	$25.36	$19.72
Total Return (b)	(43.38)%	(9.04)%	65.40%	39.66%	(0.51)%
Ratios to Average Net Assets:
Net Expenses (c)	1.24%	1.23%	1.24%	1.24%	1.24%
Net Investment Income (Loss)	(0.97)%	(1.05)%	(0.99)%	(0.89)%	(0.85)%
Gross Expenses (c)	1.28%	1.23%	1.26%	1.26%	1.25%
Supplemental Data:
Net Assets at end of period (000's)	$28,503	$81,080	$109,275	$77,998	$53,395
Portfolio Turnover (d)	56%	46%	30%	88%	83%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$13.32	$18.02	$16.05		$12.97	$18.88
Investment Activities:
Net investment income (loss) (a)	(0.11)	(0.21)	(0.19)		(0.15)	(0.16)
Net realized and unrealized gains (losses)	(4.81)	(1.28)	6.17		5.11	(1.47)
Total from Investment Activities	(4.92)	(1.49)	5.98		4.96	(1.63)
Distributions to Shareholders From:
Net realized gains from investments	(0.83)	(3.21)	(4.01)		(1.88)	(4.28)
Total Distributions	(0.83)	(3.21)	(4.01)		(1.88)	(4.28)
Net Asset Value, End of Period	$7.57	$13.32	$18.02		$16.05	$12.97
Total Return (excludes sales charge) (b)	(37.21)%	(7.36)%	37.99%		38.49%	(8.39)%
Ratios to Average Net Assets:
Net Expenses (c)	1.31%	1.25%	1.29%		1.26%	1.22%
Net Investment Income (Loss)	(1.19)%	(1.18)%	(1.14)%		(0.93)%	(0.78)%
Gross Expenses (c)	1.31%	1.25%	1.29%		1.26%	1.22%
Supplemental Data:
Net Assets at end of period (000's)	$33,527	$60,699	$76,611		$63,247	$51,619
Portfolio Turnover (d)	151%	113%	157	%(e)	89%	77%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021(f)	Year Ended December 31, 2020(f)		Year Ended December 31, 2019(f)	Year Ended December 31, 2018(f)
Net Asset Value, Beginning of Period	$13.49	$18.39	$49.61		$52.83	$115.36
Investment Activities:
Net investment income (loss) (a)	(0.19)	(0.37)	(0.84)		(1.08)	(2.04)
Net realized and unrealized gains (losses)	(4.86)	(1.32)	17.74		20.42	(9.13)
Total from Investment Activities	(5.05)	(1.69)	16.90		19.34	(11.17)
Distributions to Shareholders From:
Net realized gains from investments	(0.83)	(3.21)	(48.12)		(22.56)	(51.36)
Total Distributions	(0.83)	(3.21)	(48.12)		(22.56)	(51.36)
Net Asset Value, End of Period	$7.61	$13.49	$18.39		$49.61	$52.83
Total Return (excludes contingent deferred sales charge) (b)	(37.71)%	(8.14)%	36.75%		37.26%	(9.23)%
Ratios to Average Net Assets:
Net Expenses (c)	2.10%	2.10%	2.10%		2.10%	2.10%
Net Investment Income (Loss)	(1.99)%	(2.04)%	(1.94)%		(1.76)%	(1.71)%
Gross Expenses (c)	7.52%	4.32%	5.26%		3.86%	4.24%
Supplemental Data:
Net Assets at end of period (000's)	$169	$380	$515		$478	$616
Portfolio Turnover (d)	151%	113%	157	%(e)	89%	77%

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See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$8.41	$12.79	$12.32		$10.32	$16.08
Investment Activities:
Net investment income (loss) (a)	(0.10)	(0.21)	(0.20)		(0.18)	(0.23)
Net realized and unrealized gains (losses)	(3.01)	(0.96)	4.68		4.06	(1.25)
Total from Investment Activities	(3.11)	(1.17)	4.48		3.88	(1.48)
Distributions to Shareholders From:
Net realized gains from investments	(0.83)	(3.21)	(4.01)		(1.88)	(4.28)
Total Distributions	(0.83)	(3.21)	(4.01)		(1.88)	(4.28)
Net Asset Value, End of Period	$4.47	$8.41	$12.79		$12.32	$10.32
Total Return (b)	(37.41)%	(7.87)%	37.31%		37.91%	(8.92)%
Ratios to Average Net Assets:
Net Expenses (c)	1.75%	1.75%	1.75%		1.75%	1.75%
Net Investment Income (Loss)	(1.63)%	(1.68)%	(1.59)%		(1.42)%	(1.30)%
Gross Expenses (c)	2.23%	1.89%	2.05%		2.05%	1.88%
Supplemental Data:
Net Assets at end of period (000's)	$1,575	$2,949	$3,325		$2,874	$2,303
Portfolio Turnover (d)	151%	113%	157	%(e)	89%	77%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$13.98	$18.71	$16.52		$13.29	$19.20
Investment Activities:
Net investment income (loss) (a)	(0.10)	(0.19)	(0.16)		(0.13)	(0.14)
Net realized and unrealized gains (losses)	(5.04)	(1.33)	6.36		5.24	(1.49)
Total from Investment Activities	(5.14)	(1.52)	6.20		5.11	(1.63)
Distributions to Shareholders From:
Net realized gains from investments	(0.83)	(3.21)	(4.01)		(1.88)	(4.28)
Total Distributions	(0.83)	(3.21)	(4.01)		(1.88)	(4.28)
Net Asset Value, End of Period	$8.01	$13.98	$18.71		$16.52	$13.29
Total Return (b)	(37.02)%	(7.25)%	38.24%		38.69%	(8.23)%
Ratios to Average Net Assets:
Net Expenses (c)	1.10%	1.10%	1.10%		1.10%	1.10%
Net Investment Income (Loss)	(0.98)%	(1.03)%	(0.95)%		(0.77)%	(0.69)%
Gross Expenses (c)	1.44%	1.10%	1.58%		1.43%	1.68%
Supplemental Data:
Net Assets at end of period (000's)	$1,838	$3,095	$4,449		$3,275	$2,750
Portfolio Turnover (d)	151%	113%	157	%(e)	89%	77%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Equity Fund
	Member Class
	Year Ended December 31, 2022	Year Ended December 31, 2021	November 3, 2020(g) through December 31, 2020
Net Asset Value, Beginning of Period	$13.34	$18.04	$17.72
Investment Activities:
Net investment income (loss) (a)	(0.10)	(0.19)	(0.04)
Net realized and unrealized gains (losses)	(4.81)	(1.30)	4.37
Total from Investment Activities	(4.91)	(1.49)	4.33
Distributions to Shareholders From:
Net realized gains from investments	(0.83)	(3.21)	(4.01)
Total Distributions	(0.83)	(3.21)	(4.01)
Net Asset Value, End of Period	$7.60	$13.34	$18.04
Total Return (b) (h)	(37.08)%	(7.35)%	25.09%
Ratios to Average Net Assets:
Net Expenses (c) (i)	1.15%	1.15%	1.15%
Net Investment Income (Loss) (i)	(1.03)%	(1.08)%	(1.14)%
Gross Expenses (c) (i)	2.44%	3.55%	23.73%
Supplemental Data:
Net Assets at end of period (000's)	$1,454	$1,394	$218
Portfolio Turnover (d) (h)	151%	113%	157	%(e)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Reflects increased trading activity due to changes in allocation strategies

(f)  As described in Note 8 of the accompanying Notes to Financial Statements, per share amounts were adjusted for a 1:12 reverse stock split.

(g)  Commencement of operations.

(h)  Not annualized for periods less than one year.

(i)  Annualized for periods less than one year.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements December 31, 2022

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 37 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following six Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS Small Cap Growth Fund	RS Small Cap Growth Fund	A, C, R, R6, and Y
Victory RS Select Growth Fund	RS Select Growth Fund	A, C, R, R6, and Y
Victory RS Mid Cap Growth Fund	RS Mid Cap Growth Fund	A, C, R, R6, Y, and Member Class
Victory RS Growth Fund	RS Growth Fund	A, C, R, and Y
Victory RS Science and Technology Fund	RS Science and Technology Fund	A, C, R, and Y
Victory RS Small Cap Equity Fund	RS Small Cap Equity Fund	A, C, R, Y, and Member Class

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Victory Capital Management Inc. ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
RS Small Cap Growth Fund
Common Stocks	$732,939,001	$—	$—	$732,939,001
Collateral for Securities Loaned	6,579,360	—	—	6,579,360
Total	$739,518,361	$—	$—	$739,518,361
RS Select Growth Fund
Common Stocks	$102,479,999	$—	$—	$102,479,999
Total	$102,479,999	$—	$—	$102,479,999
RS Mid Cap Growth Fund
Common Stocks	$82,957,963	$—	$—	$82,957,963
Total	$82,957,963	$—	$—	$82,957,963

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022
	Level 1	Level 2		Level 3	Total
Growth Fund
Common Stocks	$208,479,807	$—		$—	$208,479,807
Total	$208,479,807	$—		$—	$208,479,807
RS Science and Technology Fund
Common Stocks	$164,041,333	$—		$—	$164,041,333
Warrants	6,311	—	(a)	—	6,311
Collateral for Securities Loaned	1,672,020	—		—	1,672,020
Total	$165,719,664	$—	(a)	$—	$165,719,664
RS Small Cap Equity Fund
Common Stocks	$37,028,861	$—		$—	$37,028,861
Collateral for Securities Loaned	643,312	—		—	643,312
Total	$37,672,173	$—		$—	$37,672,173

(a)  Rounds to less than $1.

As of December 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Funds' securities lending transactions as of December 31, 2022.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
RS Small Cap Growth Fund	$6,600,581	$—	$6,579,360
RS Science and Technology Fund	1,639,291	—	1,672,020
RS Small Cap Equity Fund	642,562	—	643,312

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

For the year ended December 31, 2022, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows:

	Excluding U.S. Government Securities
	Purchases	Sales
RS Small Cap Growth Fund	$1,317,120,801	$2,122,517,621
RS Select Growth Fund	177,191,198	213,427,113
RS Mid Cap Growth Fund	284,309,853	454,712,273
RS Growth Fund	248,411,625	273,075,849
RS Science and Technology Fund	120,918,331	156,348,961
RS Small Cap Equity Fund	69,883,579	75,961,789

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

Flat Rate
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.75%
RS Science and Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
RS Small Cap Growth Fund	0.25%	1.00%	0.50%
RS Select Growth Fund	0.25%	1.00%	0.50%
RS Mid Cap Growth Fund	0.25%	1.00%	0.50%
RS Growth Fund	0.25%	1.00%	0.50%
RS Science and Technology Fund	0.25%	1.00%	0.50%
RS Small Cap Equity Fund	0.25%	1.00%	0.50%

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of the Class A. For the year ended December 31, 2022, the Distributor received $18,144 from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2023
	Class A	Class C	Class R	Class R6	Class Y	Member Class
RS Small Cap Growth Fund	1.40%	2.16%	1.86%	1.06%	1.13%	N/A
RS Select Growth Fund	1.40%	2.18%	1.91%	1.06%	1.14%	N/A
RS Mid Cap Growth Fund	1.20%	2.11%	1.80%	0.94%	0.95%	1.05%
RS Growth Fund	1.10%	1.93%	1.71%	N/A	0.83%	N/A
RS Science and Technology Fund	1.49%	2.28%	1.93%	N/A	1.24%	N/A
RS Small Cap Equity Fund	1.35%	2.10%	1.75%	N/A	1.10%	1.15%

Under the terms of the expense limitation agreements, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

	Expires 2023	Expires 2024	Expires 2025	Total
RS Small Cap Growth Fund	$420,525	$315,198	$392,843	$1,128,566
RS Select Growth Fund	227,571	180,839	170,568	578,978
RS Mid Cap Growth Fund	755,044	678,326	404,134	1,837,504
RS Growth Fund	294,950	240,370	237,938	773,258
RS Science and Technology Fund	32,689	—	31,991	64,680
RS Small Cap Equity Fund	40,673	42,087	45,282	128,042

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Equity Risk — The values of the equity securities in which the Funds invest may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or map decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Market Risk — Overall market risks may affect the value of the Funds. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Sector Focus Risk — To the extent the Funds focus in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Funds' investments and could make the Funds' performance more volatile. For example, the values of companies in the Information Technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Concentration Risk — The RS Science and Technology Fund (herein, the "Fund") may concentrate its investments in a particular industry, as the term "concentration" is used in the 1940 Act. Concentrating investments in the Science and Technology-related sectors increases the risk of loss because the stocks of many or all of the companies in the sectors may decline in value due to developments adversely affecting the sectors. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the sectors, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they cause the Fund's cash position or cash requirements to exceed normal levels.

Smaller-Capitalization Stock Risk — Small- and mid-sized capitalization companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. The Funds did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

The average borrowing for the days outstanding and average interest rate for the Funds during the year ended December 31, 2022, were as follows

	Amount Outstanding at December 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
RS Mid Cap Growth Fund	$—	$16,400,000	6	4.87%	$19,600,000

*  For the year ended December 31, 2022, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended December 31, 2022, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
RS Small Cap Growth Fund	Borrower	$—	$14,029,773	22	2.07%	$53,069,000
RS Select Growth Fund	Borrower	—	1,883,500	4	4.79%	1,894,000
RS Mid Cap Growth Fund	Borrower	—	4,549,833	24	3.07%	19,000,000
RS Growth Fund	Borrower	1,968,000	1,930,400	5	4.84%	1,968,000

*  For the year ended December 31, 2022, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
RS Small Cap Growth Fund	Annually	Annually
RS Select Growth Fund	Annually	Annually
RS Mid Cap Growth Fund	Annually	Annually
RS Growth Fund	Annually	Annually
RS Science and Technology Fund	Annually	Annually
RS Small Cap Equity Fund	Annually	Annually

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
RS Small Cap Growth Fund	$10,980,929	$(10,980,929)
RS Select Growth Fund	1,310,904	(1,310,904)
RS Mid Cap Growth Fund	1,351,728	(1,351,728)
RS Growth Fund	1,311,555	(1,311,555)
RS Science and Technology Fund	2,473,190	(2,473,190)
RS Small Cap Equity Fund	551,687	(551,687)

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (loss) will be determined at the end of the current tax year ending December 31, 2022.

	Year Ended December 31, 2022
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
RS Small Cap Growth Fund	$—	$43,757,183	$43,757,183	$8,783	$43,765,966
RS Select Growth Fund	4,809,209	25,339,340	30,148,549	—	30,148,549
RS Mid Cap Growth Fund	—	3,708,813	3,708,813	1,842	3,710,655
RS Growth Fund	—	4,815,879	4,815,879	—	4,815,879
RS Science and Technology Fund	—	8,279,682	8,279,682	—	8,279,682
RS Small Cap Equity Fund	2,905,298	1,044,840	3,950,138	—	3,950,138

	Year Ended December 31, 2021
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Small Cap Growth Fund	$—	$322,000,707	$322,000,707
RS Select Growth Fund	—	45,651,408	45,651,408
RS Mid Cap Growth Fund	27,743,023	98,554,497	126,297,520
RS Growth Fund	7,459,930	21,415,939	28,875,869
RS Science and Technology Fund	—	46,934,494	46,934,494
RS Small Cap Equity Fund	3,798,901	9,886,822	13,685,723

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows:

	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
RS Small Cap Growth Fund	$(337,946,591)	$33,696,624	$(304,249,967)
RS Select Growth Fund	(16,832,034)	3,405,989	(13,426,045)
RS Mid Cap Growth Fund	(26,817,470)	6,431,873	(20,385,597)
RS Growth Fund	(6,366,788)	58,054,647	51,687,859
RS Science and Technology Fund	(44,515,672)	31,258,449	(13,257,223)
RS Small Cap Equity Fund	(20,776,014)	(3,372,304)	(24,148,318)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2022, the Funds had net capital loss carryforwards as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

	Short-Term Amount	Long-Term Amount	Total
RS Small Cap Growth Fund	$331,471,936	$6,474,655	$337,946,591
RS Select Growth Fund	16,832,034	—	16,832,034
RS Mid Cap Growth Fund	26,817,470	—	26,817,470
RS Growth Fund	6,366,788	—	6,366,788
RS Science and Technology Fund	44,515,672	—	44,515,672
RS Small Cap Equity Fund	14,376,656	6,399,358	20,776,014

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Small Cap Growth Fund	$705,821,737	$117,241,108	$(83,544,484)	$33,696,624
RS Select Growth Fund	99,074,010	12,970,147	(9,564,158)	3,405,989
RS Mid Cap Growth Fund	76,526,090	14,925,617	(8,493,744)	6,431,873
RS Growth Fund	150,425,160	67,002,106	(8,947,459)	58,054,647
RS Science and Technology Fund	134,461,215	48,623,091	(17,364,642)	31,258,449
RS Small Cap Equity Fund	41,044,477	3,086,143	(6,458,447)	(3,372,304)

8. Stock Split:

Effective December 3, 2021, the RS Small Cap Equity Fund underwent a 12-for-1 reverse stock split of the issued and outstanding Class C shares of the Fund. The reverse stock split was not a taxable event, nor did it have an impact on the Fund's holdings or performance, and was intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAV across all share classes of the Fund. No changes are contemplated at this time for the other share classes offered by the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, and Victory RS Small Cap Equity Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2023

Victory Portfolios	Supplemental Information December 31, 2022

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 37 portfolios in the Trust, 6 portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, October 1951	Trustee	May 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* August 1951	Trustee	May 2005	Retired.	None.
Dennis M. Bushe, January 1944	Trustee	July 2016	Retired.	None.

Victory Portfolios	Supplemental Information — continued December 31, 2022

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Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Timothy Pettee, April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp., (January 2003-July 2021).	None.
Leigh A. Wilson, December 1944	Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** May 1972	Trustee	May 2008

Chief Executive Officer and Chairman (since 2013), the Adviser; Chief Executive Officer and Chairman (since 2013), Victory Capital Holdings, Inc.; Director (since 2013), Victory Capital Services, Inc.; Director (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued December 31, 2022

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015).
Thomas Dusenberry, July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016).
Christopher A. Ponte, March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Sean Fox, September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Charles Booth, April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007).
Jay G. Baris, January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).

Victory Portfolios	Supplemental Information — continued December 31, 2022

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22- 12/31/22*	Hypothetical Expenses Paid During Period 7/1/22- 12/31/22*	Annualized Expense Ratio During Period 7/1/22- 12/31/22
RS Small Cap Growth Fund
Class A	$1,000.00	$1,000.20	$1,018.15	$7.06	$7.12	1.40%
Class C	1,000.00	996.00	1,014.32	10.87	10.97	2.16%
Class R	1,000.00	997.70	1,015.83	9.37	9.45	1.86%
Class R6	1,000.00	1,001.80	1,019.91	5.30	5.35	1.05%
Class Y	1,000.00	1,001.10	1,019.51	5.70	5.75	1.13%
RS Select Growth Fund
Class A	1,000.00	1,013.80	1,018.15	7.11	7.12	1.40%
Class C	1,000.00	1,010.00	1,014.22	11.04	11.07	2.18%
Class R	1,000.00	1,011.00	1,015.58	9.68	9.70	1.91%
Class R6	1,000.00	1,015.10	1,019.86	5.38	5.40	1.06%
Class Y	1,000.00	1,014.80	1,019.46	5.79	5.80	1.14%

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22- 12/31/22*	Hypothetical Expenses Paid During Period 7/1/22- 12/31/22*	Annualized Expense Ratio During Period 7/1/22- 12/31/22
RS Mid Cap Growth Fund
Class A	$1,000.00	$991.60	$1,019.16	$6.02	$6.11	1.20%
Class C	1,000.00	986.80	1,014.57	10.57	10.71	2.11%
Class R	1,000.00	989.50	1,016.13	9.03	9.15	1.80%
Class R6	1,000.00	993.30	1,020.47	4.72	4.79	0.94%
Class Y	1,000.00	993.30	1,020.47	4.72	4.79	0.94%
Member Class	1,000.00	992.30	1,019.91	5.27	5.35	1.05%
RS Growth Fund
Class A	1,000.00	946.40	1,019.66	5.40	5.60	1.10%
Class C	1,000.00	942.30	1,015.48	9.45	9.80	1.93%
Class R	1,000.00	943.80	1,016.59	8.38	8.69	1.71%
Class Y	1,000.00	947.50	1,021.02	4.07	4.23	0.83%
RS Science and Technology Fund
Class A	1,000.00	970.90	1,017.90	7.20	7.38	1.45%
Class C	1,000.00	967.20	1,013.71	11.31	11.57	2.28%
Class R	1,000.00	968.50	1,015.48	9.58	9.80	1.93%
Class Y	1,000.00	972.20	1,018.95	6.16	6.31	1.24%
RS Small Cap Equity Fund
Class A	1,000.00	1,021.20	1,018.65	6.62	6.61	1.30%
Class C	1,000.00	1,016.10	1,014.62	10.67	10.66	2.10%
Class R	1,000.00	1,020.10	1,016.38	8.91	8.89	1.75%
Class Y	1,000.00	1,022.50	1,019.66	5.61	5.60	1.10%
Member Class	1,000.00	1,022.40	1,019.41	5.86	5.85	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued December 31, 2022

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Additional Federal Income Tax Information

For the year ended December 31, 2022, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
RS Small Cap Equity Fund	—	%(a)

Dividends qualified for corporate dividends received deductions of:

Percent
RS Small Cap Equity Fund	—	%(a)

For the year ended December 31, 2022, the following Funds designated short-term capital gain distributions:

Amount
RS Select Growth Fund	$4,809,209
RS Small Cap Equity Fund	2,905,295

For the year ended December 31, 2022, the following Funds designated long-term capital gain distributions:

Amount
RS Small Cap Growth Fund	$43,757,183
RS Select Growth Fund	25,339,340
RS Mid Cap Growth Fund	3,708,813
RS Growth Fund	4,816,020
RS Science and Technology Fund	8,279,682
RS Small Cap Equity Fund	1,044,840

(a)  Rounds to less than 0.5%.

Victory Portfolios	Supplemental Information — continued December 31, 2022

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 6, 2022. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at the meetings on October 18, 2022 and December 6, 2022. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by a consultant retained through their counsel.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, shareholder services and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. The Board retained an independent, third-party consultant to provide comparative information about fees, expenses and performance, and to design and maintain a database of relevant information designed to assist the Board in retrieving and analyzing comparative information. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by the consultant, and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of each Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

For Funds with total net expense ratios that ranked within the fourth quartile (most expensive) in relation to their peers as evaluated by a consultant, the Board requested, and the Adviser provided, supplemental information about the level of fees and the nature of the services provided. The Adviser reviewed additional relevant circumstances, which included, among other things, specialized strategies, small or decreasing assets, or rapid or recent changes in peer expense ratios.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Small Cap Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed. The Board discussed with management the Fund's underperformance and expense profile, and any steps by the Adviser that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Select Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, outperformed the peer group median for the one-year period, and underperformed the peer group median for the three-, five- and ten-year periods. The Board discussed with management the Fund's underperformance and expense profile, including and any steps by the Adviser that had been or could be taken to enhance performance in the future.

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Mid Cap Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed. The Board discussed with management the Fund's underperformance and expense profile, including and any steps by the Adviser that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Growth Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, matched the peer group median for the one-year period, and underperformed the peer group median for the three-, five- and ten-year periods. The Board discussed with management the Fund's underperformance and expense profile, including and any steps by the Adviser that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Science and Technology Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered that the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed. The Board discussed with management the Fund's underperformance and expense profile, including and any steps by the Adviser that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Small Cap Equity Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered that the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed. The Board discussed with management the Fund's underperformance and expense profile, including and any steps by the Adviser that had been or could be taken to enhance performance in the future.

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion:

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which entails a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing and supporting quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VPRSGF-AR (12/22)

December 31, 2022

Annual Report

Victory RS International Fund

Victory RS Global Fund

Victory Sophus Emerging Markets Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Manager's Commentary / Investment Overview (Unaudited)	5
Investment Objectives and Portfolio Holdings (Unaudited)	13
Schedules of Portfolio Investments
Victory RS International Fund	16
Victory RS Global Fund	21
Victory Sophus Emerging Markets Fund	27
Financial Statements
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	66
Supplemental Information (Unaudited)	67
Trustee and Officer Information	67
Proxy Voting and Portfolio Holdings Information	70
Expense Examples	70
Additional Federal Income Tax Information	72
Advisory Contract Approval	73
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

3

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS International Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

After posting strong gains in 2021, international equities (as measured by the MSCI EAFE Index (the "Index")) declined 14.45% over the year ended December 31, 2022, as persistent inflation, rising interest rates and fears of a possible recession weighed heavily on stocks. Russia's invasion of Ukraine and new outbreaks of COVID-19 in China unsettled markets in the first quarter of 2022, frustrating supply chains and exacerbating rising costs for food and fuel. Recession fears took hold in the second quarter as aggressive central bank action to combat inflation threatened economic growth, causing international equities to decline over 14% during the period. After a July rally, markets again turned negative, declining for a third consecutive quarter as central banks confirmed their intent to prioritize curbing inflation over promoting growth, increasing the likelihood of recession. In the fourth quarter, signs of peaking inflation, a deceleration of central bank rate hikes and the moderation of COVID-19-related restrictions in China invited cautious optimism from investors as international market returns finished up more than 17% for the period.

How did Victory RS International Fund (the "Fund") perform during the reporting period?

The Fund returned -15.89% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Index, which returned -14.45% for the reporting period.

What strategies did you employ during the reporting period?

We employ a blended investment approach that relies on both rigorous quantitative techniques and experienced analyst judgement. At the heart of the investment process is our proprietary QVS (Quality, Value and Sentiment) Model (the "Model"), which is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. The Model helps us focus our resources, as we conduct additional research only on companies with the strongest Model recommendations. Making correct macro allocation calls can be immensely challenging; therefore, we do not forecast regional performance and seek to remain sector- and region-neutral in constructing our portfolios. In our view, stock selection can be far more impactful to strategy performance than allocation.

Negative stock selection in the Financials and Health Care sectors detracted from the Fund's performance relative to the Index for the period. On the other hand, stock selection was positive in the Real Estate and Information Technology sectors. From a regional perspective, negative stock selection in the United Kingdom and Asia/Pacific ex Japan detracted from relative results, while stock selection was positive in Europe. Country-level detractors included Italy, France and New Zealand, while country contributors included the Netherlands, Germany and Switzerland.

Individual detractors from relative performance for the period included United Kingdom-based specialty chemical manufacturer Croda International PLC, as well as Japanese medical equipment supplier HOYA Corp. The Fund also lost relative performance from not owning United Kingdom-based pharmaceutical manufacturer AstraZeneca PLC, which performed well within the Index. Positive contributors to relative performance included Japanese video game publisher Capcom Co., Ltd., as well as multinational tobacco company Imperial Brands, and oil and gas provider BP PLC, both based in the United Kingdom.

5

Victory RS International Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	5/2/19	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI EAFE Index[1]
One Year	–15.89%	–20.72%	–16.50%	–17.32%	–16.09%	–15.57%	–15.71%	–14.45%
Five Year	1.95%	0.75%	1.19%	1.19%	1.69%	N/A	2.20%	1.54%
Ten Year	4.46%	3.85%	3.74%	3.74%	4.10%	N/A	4.76%	4.67%
Since Inception	N/A	N/A	N/A	N/A	N/A	2.53%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS International Fund — Growth of $10,000

1The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across Developed Markets countries around the world. The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory RS Global Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

After posting strong gains in 2021, global equities (as measured by the MSCI All Country World Index (the "Index")) declined 18.36% over the year ended December 31, 2022, as persistent inflation, rising interest rates and fears of a possible recession weighed heavily on stocks. Russia's invasion of Ukraine and new outbreaks of COVID-19 in China unsettled markets in the first quarter of 2022, frustrating supply chains and exacerbating rising costs for food and fuel. Recession fears took hold in the second quarter as aggressive central bank action to combat inflation threatened economic growth, causing global equities to decline over 15% during the period. After a July rally, markets again turned negative, declining for a third consecutive quarter as central banks confirmed their intent to prioritize curbing inflation over promoting growth, increasing the likelihood of recession. In the fourth quarter, signs of peaking inflation, a deceleration of central bank rate hikes and the moderation of COVID-19-related restrictions in China invited cautious optimism from investors as market returns finished in positive territory for the period.

How did Victory RS Global Fund (the "Fund") perform during the reporting period?

The Fund returned -18.99% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Index, which returned -18.36% for the reporting period.

What strategies did you employ during the reporting period?

We employ a blended investment approach that relies on both rigorous quantitative techniques and experienced analyst judgement. At the heart of the investment process is our proprietary QVS (Quality, Value and Sentiment) Model (the "Model"), which is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. The Model helps us focus our resources, as we conduct additional research only on companies with the strongest Model recommendations. Making correct macro allocation calls can be immensely challenging; therefore, we do not forecast regional performance and seek to remain sector- and region-neutral in constructing our portfolios. In our view, stock selection can be far more impactful to strategy performance than allocation.

Negative stock selection in the Financials and Materials sectors detracted from the Fund's performance relative to the Index for the period. On the other hand, stock selection was positive in the Information Technology and Consumer Discretionary sectors. From a regional perspective, negative stock selection in the United Kingdom and Europe detracted from relative results, while stock selection was positive in North America and Japan. Country-level detractors included Switzerland, Australia and Italy, while additional country contributors included the United States, Canada and Spain.

Individual detractors from relative performance for the period included social media technology conglomerate Meta Platforms, Inc., and graphics processor manufacturer NVIDIA Corp., both based in the United States. The Fund also lost relative performance from not owning U.S.-based integrated oil multinational Exxon Mobil Corporation, which performed well within the Index. Positive contributors to relative performance included multinational oil producer ConocoPhillips, pharmaceutical manufacturer Eli Lilly and Co., and investment broker-dealer LPL Financial Holdings, Inc., all based in the United States.

7

Victory RS Global Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/16/11		5/16/11		5/16/11	5/2/19	5/16/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI All Country World Index[1]
One Year	–18.99%	–23.65%	–19.61%	–20.41%	–19.19%	–18.81%	–18.82%	–18.36%
Five Year	7.41%	6.14%	6.62%	6.62%	7.16%	N/A	7.70%	5.23%
Ten Year	10.27%	9.62%	9.60%	9.60%	12.21%	N/A	10.59%	7.98%
Since Inception	N/A	N/A	N/A	N/A	N/A	7.76%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Global Fund — Growth of $10,000

1The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

8

Victory Sophus Emerging Markets Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Emerging markets, as measured by the MSCI Emerging Markets Index (the "Index"), underperformed developed markets in 2022, returning -20.1%, versus the MSCI World Index and the S&P 500® Index, which returned -18.4% and -18.1%, respectively.

Latin America ("LatAm") outperformed all regions globally in 2022, gaining 8.9%, driven by valuations and terms of trade. After a period of underperformance in 2021, LatAm benefited from higher commodity prices due to the war in Ukraine in the first quarter of 2022 and sustained that strength throughout the year. Chile (+19.4%) and Brazil (+14.2%) outperformed other emerging markets significantly, both benefiting from a positive commodity cycle and diligent monetary policies deployed to contain inflation. Politics continued to play a significant role in 2022. LatAm is now almost entirely ruled by leftist governments (Ecuador is the main exception). However, few markets have emerged from this "pink" wave unscathed, with Brazil and Peru the most recent to struggle from related uncertainties: seemingly free reign over fiscal accounts and a failed coup respectively. Overall, Brazil struggled to digest mounting fiscal uncertainties in response to proposals by the incoming Lula Administration which include: the approval of the Spending Bill (which raised the amount exempted from the spending ceiling) by a wide margin in Congress, the appointment of former Sao Paulo Mayor Fernando Haddad to the position of Finance Minister, and the unexpected changing of the State Owned Enterprise legislation in a "rushed" session, all of which were received negatively by markets towards the end of the year.

Asia, down 21.1%, was perhaps the most volatile region in the period, whipsawed by news in China, which happens to be the largest part of the Index, accounting for over 30% of the emerging markets benchmark. China was one of the worst-performing markets in emerging markets overall in 2022, down 21.9%. After underperforming for the first four months of the year, China rallied hard beginning in mid-May and carried through to the end of June, on expectations of re-opening and de-regulation. After a short, sharp rally the market rolled over again on geopolitical tension, regulation, threats of further decoupling, real estate defaults, a zero-COVID-19 policy, etc. which all weighed heavily on investor sentiment, in particular that of foreign flows. Then in November alone, China advanced 30% after announcing its COVID-19 policy recalibration and housing market stabilization measures. However, economic data from China was effectively weak throughout the year, as were foreign investor flows. Both points matter and look set to turn positive in 2023.

China is currently trading on roughly 9X CAPE (Cyclically Adjusted Price-to-Earnings Ratio) versus a longer-term average of 11X 2023 earnings, well below historical valuations. President Xi expressed his concern about the present situation: growth is subpar, confidence is low, and his party's credibility has been dented. Xi indicated that he will prioritize economic recovery, consumption, and the property market in equal measure. For the first time since 2019, domestic macro policies and COVID-19 management are aligned to support a growth recovery. ASEAN markets (Association of Southeast Asian Nations) witnessed historically high inflows in 2022. Thailand, which returned 5.0%, presents a compelling setup heading into next year, as the biggest beneficiary globally of a fall in freight rates and oil and the comeback of Asian tourism. The Philippines and Indonesia remain more defensive options in the event of lower world trade volume growth.

9

Victory Sophus Emerging Markets Fund

Managers' Commentary (continued)

Russia's invasion of Ukraine drove underperformance in EEMEA (Europe, the Middle East, and Africa), down 28.3% for the year. Russia faced an onslaught of sanctions from a united West, with enormous economic implications. After an extended period of market closure, Russian securities were effectively removed from major indices and valued at zero. While local markets have resumed trading activity, they remain virtually closed to foreign investors of "unfriendly" nations. The war in Ukraine drove inflationary pressure and rising account imbalances (for some), alongside sharply tightening financial conditions in core markets across the region. Turkey continues to make new highs; the best-performing market globally, up 90.4% in 2022. However, this rally has been fueled by domestic investors' search for real returns, which makes its sustainability questionable.

The MENA (the Middle East and North Africa) region got off to a strong start in 2022 with the war in Ukraine sparking higher energy prices driving higher growth in the region. However, the Gulf markets sold off in profit taking in the last part of the year. Saudi Arabia was one of the worst performing emerging markets in the fourth quarter, weighed down by cheaper oil and a weaker U.S. dollar. While the underlying vulnerabilities remain, MENA, and Saudi Arabia in particular, head into the new year with confidence high, inflation low, and activity still building momentum, backed by strong public finances, falling debt, and a trade-driven account surplus.

How did Victory Sophus Emerging Markets Fund (the "Fund") perform during the reporting period?

The Fund returned -22.41% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Index, which returned -20.09% for the reporting period.

What strategies did you employ during the reporting period?

We employ a disciplined, bottom-up approach utilizing both quantitative and fundamental processes to invest in companies that we believe have the potential for strong and sustainable earnings growth at attractive valuations, with revisions as the catalyst. By investing in companies with these characteristics, coupled with our risk-managed approach, we seek to provide consistent excess returns over time.

Stock selection in the Energy sector was the largest detractor from performance overall in 2022, given swift sanctions imposed by the West upon Russian equities following its invasion of Ukraine on February 24th. Stock selection in the Utilities sector was another significant detractor to performance, as a result of both poor performers we held, like China Longyuan Power Group Corp., Ltd., and to strong performers we did not own, particularly those in the Indian market.

From a country perspective, Russia and India were the two largest detractors from performance in 2022; the former, due to negative stock selection and our slightly overweight position compared to the Index as a result of heavy pressure imposed by the West in response to the invasion of Ukraine. Consequently, Russian equities (four were held in this portfolio) became uninvestable, all removed from the Index due to liquidity issues. For India, negative stock selection detracted from performance, due to both poor performers which we owned (e.g., Infosys) and strong performers which we did not own (e.g., Reliance Industries).

10

Victory Sophus Emerging Markets Fund

Managers' Commentary (continued)

China also detracted from performance in the full year, as a result of more defensive positioning heading into the most recent November rally, best illustrated by holdings such as pharmaceutical company Wuxi Biologics Cayman, Inc.; Tongwei Solar, a dominant solar products manufacturer in the global new-energy space; China Longyuan Power Group Corp., Ltd., the largest wind-farm operator in Asia; and IT service provider Chinasoft International Ltd. We reacted methodically and reduced risk exposure within the portfolio to capture alpha amidst this rally. We saw improving macroeconomic factors and fundamentals around China's exit from zero-COVID-19, supportive efforts implemented for the property market, and President Xi setting out a more pro-growth tone for 2023.

The most positive sector contributor to performance in the period was Communication Services, driven by stock selection, namely our position in JYP Entertainment Corp., as well as our moderate underweight sector position more broadly relative to the Index. On a country basis, the most positive contribution came from Greece, due to our moderate overweight position compared to the Index, thanks to holdings such as Mytilineos SA and National Bank of Greece, which benefited from the economic turnaround as tourist arrivals breached new highs helping boost the positive current account and earnings.

11

Victory Fixed Income Funds

Victory Sophus Emerging Markets Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/1/97		8/7/00		5/15/01	11/15/16	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI Emerging Markets Index[1]
One Year	–22.41%	–26.85%	–23.01%	–23.76%	–22.62%	–22.06%	–22.15%	–20.09%
Five Year	–2.93%	–4.07%	–3.70%	–3.70%	–3.16%	–2.48%	–2.59%	–1.40%
Ten Year	0.80%	0.20%	0.16%	0.16%	0.54%	N/A	1.15%	1.44%
Since Inception	N/A	N/A	N/A	N/A	N/A	4.13%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Sophus Emerging Markets Fund — Growth of $10,000

1The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

12

Victory Portfolios Victory RS International Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Nestle SA, Registered Shares	4.2%
Novo Nordisk A/S, Class B	3.4%
Roche Holding AG	3.4%
LVMH Moet Hennessy Louis Vuitton SE	3.3%
Novartis AG, Registered Shares	2.5%
Shell PLC	2.4%
BHP Group Ltd.	2.4%
Toyota Motor Corp.	2.2%
Rio Tinto PLC	2.1%
Diageo PLC	2.0%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

13

Victory Portfolios Victory RS Global Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Apple, Inc.	4.4%
Microsoft Corp.	4.0%
PepsiCo, Inc.	2.3%
McDonald's Corp.	2.2%
Eli Lilly & Co.	1.9%
Alphabet, Inc., Class C	1.9%
Johnson & Johnson	1.7%
Colgate-Palmolive Co.	1.7%
Mastercard, Inc., Class A	1.7%
Novo Nordisk A/S, Class B	1.6%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

14

Victory Portfolios Victory Sophus Emerging Markets Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	7.1%
Tencent Holdings Ltd.	3.7%
Samsung Electronics Co. Ltd.	3.6%
Alibaba Group Holding Ltd.	3.1%
ICICI Bank Ltd.	2.9%
JD.com, Inc., Class A	2.3%
Meituan, Class B	1.8%
Larsen & Toubro Ltd.	1.8%
Pinduoduo, Inc.	1.6%
Mahindra & Mahindra Ltd.	1.4%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

15

Victory Portfolios Victory RS International Fund	Schedules of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (98.6%)
Australia (7.7%):
Consumer Discretionary (0.9%):
Aristocrat Leisure Ltd.	143,344	$2,953,060
Financials (1.4%):
Macquarie Group Ltd.	41,126	4,641,614
Health Care (2.0%):
CSL Ltd.	33,822	6,593,619
Materials (2.4%):
BHP Group Ltd.	264,276	8,184,637
Real Estate (1.0%):
Scentre Group	1,766,413	3,437,663
		25,810,593
Belgium (0.8%):
Information Technology (0.8%):
Melexis NV	31,108	2,707,440
China (0.9%):
Communication Services (0.9%):
Tencent Holdings Ltd.	67,700	2,870,670
Denmark (4.3%):
Consumer Discretionary (0.9%):
Pandora A/S	40,744	2,880,344
Health Care (3.4%):
Novo Nordisk A/S, Class B	84,235	11,442,401
		14,322,745
France (9.4%):
Consumer Discretionary (4.6%):
La Francaise des Jeux SAEM (a)	109,843	4,419,290
LVMH Moet Hennessy Louis Vuitton SE	15,115	10,997,513
		15,416,803
Energy (0.6%):
Gaztransport Et Technigaz SA	18,791	2,007,935
Industrials (1.7%):
Safran SA	44,176	5,532,430
Information Technology (1.2%):
Capgemini SE	24,169	4,039,905
Materials (1.3%):
Arkema SA	50,233	4,517,558
		31,514,631
Germany (7.5%):
Consumer Discretionary (0.9%):
Volkswagen AG, Preference Shares	23,345	2,895,527

See notes to financial statements.

16

Victory Portfolios Victory RS International Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Financials (1.8%):
Allianz SE, Registered Shares	28,895	$6,169,872
Industrials (2.0%):
Siemens AG, Registered Shares	49,707	6,851,197
Information Technology (1.5%):
SAP SE	50,246	5,186,693
Utilities (1.3%):
RWE AG	95,300	4,212,395
		25,315,684
Hong Kong (2.8%):
Financials (1.6%):
AIA Group Ltd.	495,400	5,471,212
Real Estate (1.2%):
CK Asset Holdings Ltd.	641,000	3,931,591
		9,402,803
Italy (1.2%):
Utilities (1.2%):
Snam SpA	832,144	4,034,357
Japan (21.7%):
Communication Services (1.9%):
Capcom Co. Ltd.	112,000	3,575,640
Kakaku.com, Inc.	171,400	2,750,645
		6,326,285
Consumer Discretionary (3.3%):
Toyota Motor Corp.	546,800	7,460,881
ZOZO, Inc.	140,800	3,477,692
		10,938,573
Consumer Staples (1.1%):
Toyo Suisan Kaisha Ltd.	93,000	3,583,461
Financials (3.1%):
Mitsubishi UFJ Financial Group, Inc.	807,300	5,420,567
Tokio Marine Holdings, Inc.	240,000	5,127,756
		10,548,323
Health Care (2.5%):
Hoya Corp.	54,200	5,191,991
Shionogi & Co. Ltd.	64,900	3,238,558
		8,430,549

See notes to financial statements.

17

Victory Portfolios Victory RS International Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Industrials (5.5%):
Fuji Electric Co. Ltd.	112,900	$4,261,414
MISUMI Group, Inc.	122,800	2,669,381
Mitsubishi Heavy Industries Ltd.	99,300	3,924,592
Nippon Yusen KK (b)	85,000	2,004,660
OKUMA Corp.	58,900	2,086,665
Sanwa Holdings Corp.	395,500	3,641,910
		18,588,622
Information Technology (3.0%):
Fujitsu Ltd.	27,100	3,613,459
Oracle Corp.	51,300	3,336,112
Ulvac, Inc.	75,100	3,130,255
		10,079,826
Real Estate (0.6%):
Sumitomo Realty & Development Co. Ltd.	92,400	2,178,010
Utilities (0.7%):
Chubu Electric Power Co., Inc.	220,700	2,282,494
		72,956,143
Netherlands (5.8%):
Communication Services (1.6%):
Koninklijke KPN NV	1,744,260	5,398,162
Financials (1.7%):
ING Groep NV	457,837	5,576,191
Industrials (1.6%):
Wolters Kluwer NV	50,634	5,297,348
Information Technology (0.9%):
ASM International NV	12,153	3,083,197
		19,354,898
New Zealand (0.7%):
Health Care (0.7%):
Fisher & Paykel Healthcare Corp. Ltd.	159,763	2,285,180
Norway (1.1%):
Energy (0.3%):
Aker BP ASA	39,534	1,230,363
Financials (0.8%):
SpareBank 1 SMN	201,661	2,622,921
		3,853,284
Spain (1.8%):
Financials (1.8%):
Banco Bilbao Vizcaya Argentaria SA	1,012,749	6,099,188

See notes to financial statements.

18

Victory Portfolios Victory RS International Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Sweden (2.7%):
Industrials (2.7%):
Atlas Copco AB, Class B	580,692	$6,199,196
Nibe Industrier AB, Class B	305,176	2,850,017
		9,049,213
Switzerland (13.6%):
Consumer Staples (5.1%):
Coca-Cola HBC AG	132,288	3,126,465
Nestle SA, Registered Shares	120,325	13,902,431
		17,028,896
Financials (2.6%):
Partners Group Holding AG	4,488	3,975,126
UBS Group AG	265,085	4,928,263
		8,903,389
Health Care (5.9%):
Novartis AG, Registered Shares	93,193	8,436,010
Roche Holding AG	35,866	11,273,492
		19,709,502
		45,641,787
United Kingdom (16.6%):
Consumer Discretionary (0.7%):
Next PLC	34,266	2,400,534
Consumer Staples (3.8%):
Diageo PLC	158,018	6,915,273
Imperial Brands PLC	239,803	5,972,496
		12,887,769
Energy (3.7%):
BP PLC	733,756	4,232,829
Shell PLC	291,940	8,228,277
		12,461,106
Financials (3.5%):
Barclays PLC	2,207,130	4,198,862
HSBC Holdings PLC	945,107	5,856,091
Legal & General Group PLC	587,809	1,761,956
		11,816,909
Health Care (0.3%):
CVS Group PLC	40,703	949,220
Industrials (1.4%):
Ashtead Group PLC	80,844	4,591,350
Materials (3.2%):
Croda International PLC	47,376	3,769,313
Rio Tinto PLC	98,828	6,954,435
		10,723,748
		55,830,636
Total Common Stocks (Cost $319,040,935)		331,049,252

See notes to financial statements.

19

Victory Portfolios Victory RS International Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Exchange-Traded Funds (0.1%)
United States (0.1%):
iShares MSCI EAFE ETF	5,223	$342,838
Total Exchange-Traded Funds (Cost $345,188)		342,838
Collateral for Securities Loaned (0.6%)^
United States (0.6%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (c)	503,573	503,573
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (c)	503,573	503,573
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (c)	503,573	503,573
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (c)	503,573	503,573
Total Collateral for Securities Loaned (Cost $2,014,292)		2,014,292
Total Investments (Cost $321,400,415) — 99.3%		333,406,382
Other assets in excess of liabilities — 0.7%		2,329,593
NET ASSETS — 100.00%		$335,735,975

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $4,419,290 and amounted to 1.3% of net assets.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2022.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

20

Victory Portfolios Victory RS Global Fund	Schedules of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (95.7%)
Australia (1.9%):
Consumer Discretionary (0.6%):
Aristocrat Leisure Ltd.	122,393	$2,521,444
Financials (0.8%):
Macquarie Group Ltd.	31,819	3,591,196
Health Care (0.5%):
CSL Ltd.	10,264	2,000,973
		8,113,613
Belgium (0.5%):
Information Technology (0.5%):
Melexis NV	26,440	2,301,167
Bermuda (0.9%):
Industrials (0.9%):
Triton International Ltd.	52,760	3,628,833
Canada (4.6%):
Consumer Staples (0.9%):
Alimentation Couche-Tard, Inc.	90,547	3,979,573
Energy (0.7%):
Parex Resources, Inc.	189,280	2,817,249
Industrials (0.9%):
Canadian Pacific Railway Ltd.	54,254	4,045,606
Information Technology (1.4%):
Constellation Software, Inc.	3,718	5,805,661
Materials (0.7%):
Aginco Eagle Mines Ltd.	53,550	2,783,113
		19,431,202
China (2.8%):
Communication Services (1.5%):
Tencent Holdings Ltd.	152,100	6,449,467
Consumer Staples (0.6%):
Foshan Haitian Flavouring & Food Co. Ltd., Class A	212,179	2,424,139
Financials (0.7%):
Industrial & Commercial Bank of China Ltd., Class H	5,484,000	2,812,849
		11,686,455
Denmark (2.3%):
Consumer Discretionary (0.7%):
Pandora A/S	38,929	2,752,035
Health Care (1.6%):
Novo Nordisk A/S, Class B	50,420	6,849,004
		9,601,039

See notes to financial statements.

21

Victory Portfolios Victory RS Global Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
France (2.9%):
Consumer Discretionary (0.7%):
La Francaise des Jeux SAEM (a)	71,858	$2,891,048
Energy (0.7%):
Gaztransport Et Technigaz SA	28,037	2,995,928
Industrials (0.7%):
Safran SA	24,410	3,057,013
Materials (0.8%):
Arkema SA	34,541	3,106,344
		12,050,333
Germany (1.3%):
Consumer Discretionary (0.6%):
Volkswagen AG, Preference Shares	19,386	2,404,484
Utilities (0.7%):
RWE AG	68,398	3,023,289
		5,427,773
Indonesia (1.0%):
Communication Services (1.0%):
PT Telkom Indonesia Persero Tbk	18,365,000	4,423,227
Ireland (1.4%):
Industrials (1.4%):
Eaton Corp. PLC	36,518	5,731,500
Italy (0.6%):
Utilities (0.6%):
Snam SpA	522,465	2,532,987
Japan (5.6%):
Communication Services (1.3%):
Capcom Co. Ltd.	110,400	3,524,560
Kakaku.com, Inc.	125,300	2,010,827
		5,535,387
Consumer Discretionary (0.8%):
ZOZO, Inc.	141,300	3,490,042
Consumer Staples (0.7%):
Toyo Suisan Kaisha Ltd.	74,800	2,882,182
Financials (0.9%):
Mitsubishi UFJ Financial Group, Inc.	572,900	3,846,702
Health Care (0.5%):
Hoya Corp.	23,500	2,251,140
Industrials (1.0%):
Fuji Electric Co. Ltd.	40,800	1,539,998
Nippon Yusen KK (b)	108,300	2,554,173
		4,094,171

See notes to financial statements.

22

Victory Portfolios Victory RS Global Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Information Technology (0.4%):
Ulvac, Inc.	42,100	$1,754,777
		23,854,401
Korea, Republic Of (0.7%):
Information Technology (0.7%):
Samsung Electronics Co. Ltd.	70,235	3,083,086
Netherlands (0.5%):
Information Technology (0.5%):
ASM International NV	8,658	2,196,521
New Zealand (0.5%):
Health Care (0.5%):
Fisher & Paykel Healthcare Corp. Ltd.	148,397	2,122,605
Norway (0.8%):
Energy (0.5%):
Aker BP ASA	66,429	2,067,379
Financials (0.3%):
SpareBank 1 SMN	106,717	1,388,024
		3,455,403
Singapore (0.5%):
Financials (0.5%):
Singapore Exchange Ltd.	336,300	2,249,304
South Africa (0.4%):
Consumer Discretionary (0.4%):
Mr Price Group Ltd.	200,051	1,856,172
Spain (1.0%):
Financials (1.0%):
Banco Bilbao Vizcaya Argentaria SA	702,103	4,228,351
Sweden (1.3%):
Industrials (1.3%):
Atlas Copco AB, Class B	285,046	3,043,018
Nibe Industrier AB, Class B	260,012	2,428,233
		5,471,251
Switzerland (3.5%):
Consumer Staples (0.6%):
Nestle SA, Registered Shares	23,023	2,660,093
Financials (1.6%):
Chubb Ltd.	18,451	4,070,290
Partners Group Holding AG	2,762	2,446,368
		6,516,658

See notes to financial statements.

23

Victory Portfolios Victory RS Global Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Health Care (1.3%):
Roche Holding AG	17,772	$5,586,140
		14,762,891
Taiwan (1.6%):
Financials (0.9%):
Cathay Financial Holding Co. Ltd.	2,827,000	3,671,127
Information Technology (0.7%):
Lite-On Technology Corp.	1,541,000	3,185,089
		6,856,216
United Kingdom (4.6%):
Consumer Discretionary (0.4%):
Next PLC	24,274	1,700,536
Consumer Staples (0.7%):
Imperial Brands PLC	120,242	2,994,728
Financials (1.1%):
Barclays PLC	1,102,573	2,097,544
HSBC Holdings PLC	426,063	2,639,980
		4,737,524
Industrials (0.5%):
Ashtead Group PLC	33,532	1,904,373
Materials (1.9%):
Croda International PLC	36,288	2,887,134
Rio Tinto PLC	75,640	5,322,717
		8,209,851
		19,547,012
United States (54.5%):
Communication Services (2.9%):
Alphabet, Inc., Class C (c)	88,597	7,861,212
Meta Platforms, Inc., Class A (c)	35,215	4,237,773
		12,098,985
Consumer Discretionary (6.8%):
Amazon.com, Inc. (c)	63,851	5,363,484
McDonald's Corp.	35,682	9,403,278
PulteGroup, Inc.	94,068	4,282,916
Ross Stores, Inc.	46,363	5,381,353
Target Corp.	14,257	2,124,863
Tesla, Inc. (c)	18,203	2,242,246
		28,798,140
Consumer Staples (5.2%):
Colgate-Palmolive Co.	91,574	7,215,115
PepsiCo., Inc.	53,528	9,670,369
The Estee Lauder Cos., Inc.	21,512	5,337,342
		22,222,826

See notes to financial statements.

24

Victory Portfolios Victory RS Global Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Energy (2.9%):
APA Corp.	85,718	$4,001,316
Cactus, Inc., Class A	32,295	1,623,147
ConocoPhillips	56,014	6,609,652
		12,234,115
Financials (7.3%):
Bank of America Corp.	164,043	5,433,104
JPMorgan Chase & Co.	47,725	6,399,923
LPL Financial Holdings, Inc.	20,571	4,446,833
S&P Global, Inc.	15,974	5,350,332
Synchrony Financial	75,772	2,489,868
The PNC Financial Services Group, Inc.	14,482	2,287,287
Unum Group	109,241	4,482,158
		30,889,505
Health Care (7.8%):
Amgen, Inc.	22,540	5,919,906
CVS Health Corp.	48,615	4,530,432
Eli Lilly & Co.	21,549	7,883,486
IDEXX Laboratories, Inc. (c)	12,031	4,908,167
Johnson & Johnson	41,051	7,251,659
UnitedHealth Group, Inc.	5,042	2,673,167
		33,166,817
Industrials (2.2%):
Delta Air Lines, Inc. (c)	106,104	3,486,577
Honeywell International, Inc.	27,719	5,940,182
		9,426,759
Information Technology (15.3%):
Apple, Inc.	142,549	18,521,392
Cisco Systems, Inc.	120,340	5,732,998
Fortinet, Inc. (c)	82,996	4,057,674
Mastercard, Inc., Class A	20,267	7,047,444
Microsoft Corp.	70,975	17,021,224
NVIDIA Corp.	43,858	6,409,408
Texas Instruments, Inc.	34,988	5,780,717
		64,570,857
Materials (0.8%):
Alcoa Corp.	72,497	3,296,439
Real Estate (1.4%):
Prologis, Inc.	51,018	5,751,259
Utilities (1.9%):
Constellation Energy Corp.	53,447	4,607,666
MGE Energy, Inc.	46,719	3,289,017
		7,896,683
		230,352,385
Total Common Stocks (Cost $377,516,307)		404,963,727

See notes to financial statements.

25

Victory Portfolios Victory RS Global Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Exchange-Traded Funds (1.2%)
United States (1.2%):
iShares MSCI ACWI ETF	58,925	$5,001,554
Total Exchange-Traded Funds (Cost $4,899,454)		5,001,554
Collateral for Securities Loaned (0.6%)^
United States (0.6%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (d)	645,103	645,103
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (d)	645,103	645,103
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (d)	645,103	645,103
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (d)	645,103	645,103
Total Collateral for Securities Loaned (Cost $2,580,412)		2,580,412
Total Investments (Cost $384,996,173) — 97.5%		412,545,693
Other assets in excess of liabilities — 2.5%		10,391,108
NET ASSETS — 100.00%		$422,936,801

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $2,891,048 and amounted to 0.7% of net assets.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

(d)  Rate disclosed is the daily yield on December 31, 2022.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

26

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedules of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (99.0%)
Brazil (5.5%):
Consumer Discretionary (1.1%):
Grupo SBF SA	426,655	$1,033,197
Lojas Renner SA	381,200	1,477,624
Vibra Energia SA	633,285	1,856,990
		4,367,811
Consumer Staples (1.0%):
Sao Martinho SA	368,100	1,849,601
Sendas Distribuidora SA	594,073	2,195,547
		4,045,148
Energy (0.6%):
Petroleo Brasileiro SA, ADR	212,372	2,261,762
Financials (1.1%):
Itau Unibanco Holding SA, ADR	911,645	4,293,848
Health Care (0.6%):
Hypera SA	305,600	2,620,723
Industrials (0.2%):
SIMPAR SA	703,764	901,517
Materials (0.5%):
Gerdau SA, Preference Shares	337,300	1,854,252
Real Estate (0.4%):
Multiplan Empreendimentos Imobiliarios SA	352,000	1,458,649
		21,803,710
Canada (0.4%):
Energy (0.4%):
Parex Resources, Inc.	120,413	1,792,231
Chile (0.0%): (a)
Financials (0.0%):
Banco de Credito e Inversiones SA	1	29
China (32.2%):
Communication Services (4.6%):
Baidu, Inc., Class A (b)	245,896	3,506,861
Tencent Holdings Ltd.	355,715	15,083,315
		18,590,176
Consumer Discretionary (11.3%):
Alibaba Group Holding Ltd. (b)	1,143,972	12,553,430
BYD Co. Ltd., Class H	162,500	3,987,005
Fuyao Glass Industry Group Co. Ltd., Class A	418,600	2,107,907
Hisense Home Appliances Group Co. Ltd., Class A	1,102,800	2,085,360
JD.com, Inc., Class A	326,226	9,107,659
Meituan, Class B (b) (c)	323,700	7,172,257
Pinduoduo, Inc., ADR (b)	76,034	6,200,573

See notes to financial statements.

27

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Yadea Group Holdings Ltd. (c)	1,120,000	$1,864,885
		45,079,076
Consumer Staples (2.5%):
Chacha Food Co. Ltd., Class A	413,078	2,964,854
Chenguang Biotech Group Co. Ltd., Class A	889,000	2,262,528
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	518,700	2,306,637
Tongwei Co. Ltd., Class A	420,000	2,324,707
		9,858,726
Energy (1.2%):
PetroChina Co. Ltd., Class H	10,434,000	4,766,459
Financials (3.2%):
China Merchants Bank Co. Ltd., Class H	608,500	3,367,546
CITIC Securities Co. Ltd., Class A	672,200	1,920,891
Industrial & Commercial Bank of China Ltd., Class H	9,772,000	5,012,247
PICC Property & Casualty Co. Ltd., Class H	2,822,000	2,668,343
		12,969,027
Health Care (2.9%):
CSPC Pharmaceutical Group Ltd.	3,452,000	3,593,994
Hygeia Healthcare Holdings Co. Ltd. (b) (c)	418,800	2,988,209
Pharmaron Beijing Co. Ltd., Class H (c)	271,050	1,862,583
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	67,300	3,052,125
		11,496,911
Industrials (1.1%):
China Railway Group Ltd., Class H	4,523,000	2,375,095
Xinte Energy Co. Ltd., Class H	1,140,400	2,101,907
		4,477,002
Information Technology (1.8%):
Glodon Co. Ltd., Class A	323,000	2,779,982
Luxshare Precision Industry Co. Ltd., Class A	590,000	2,688,410
WUS Printed Circuit Kunshan Co. Ltd., Class A	1,025,050	1,752,835
		7,221,227
Materials (1.9%):
Shandong Nanshan Aluminum Co. Ltd., Class A	4,842,000	2,270,847
Tianqi Lithium Corp., Class A (b)	175,100	1,985,976
Wanhua Chemical Group Co. Ltd., Class A	255,400	3,395,945
		7,652,768
Real Estate (1.1%):
Longfor Group Holdings Ltd. (c)	867,500	2,669,598
Seazen Group Ltd. (b)	4,412,000	1,614,905
		4,284,503
Utilities (0.6%):
China Longyuan Power Group Corp. Ltd., Class H	1,972,000	2,397,280
		128,793,155

See notes to financial statements.

28

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Greece (1.7%):
Financials (0.7%):
National Bank of Greece SA (b)	746,353	$2,992,521
Industrials (1.0%):
Mytilineos SA	176,657	3,837,443
		6,829,964
Hong Kong (1.6%):
Consumer Discretionary (0.7%):
Bosideng International Holdings Ltd.	5,542,000	2,626,346
Real Estate (0.9%):
China Resources Land Ltd.	796,000	3,621,506
		6,247,852
India (14.3%):
Consumer Discretionary (1.9%):
Mahindra & Mahindra Ltd.	377,306	5,680,587
Raymond Ltd.	98,715	1,752,000
		7,432,587
Consumer Staples (1.4%):
Dabur India Ltd.	383,359	2,597,463
Varun Beverages Ltd.	200,726	3,203,533
		5,800,996
Financials (5.4%):
Axis Bank Ltd.	281,628	3,169,533
Cholamandalam Investment & Finance Co. Ltd.	443,165	3,865,178
ICICI Bank Ltd., ADR	524,614	11,483,800
Manappuram Finance Ltd.	2,231,759	3,130,227
		21,648,738
Health Care (1.0%):
Apollo Hospitals Enterprise Ltd.	71,977	3,889,738
Industrials (1.8%):
Larsen & Toubro Ltd.	278,565	7,001,968
Information Technology (1.6%):
Infosys Ltd., ADR	269,959	4,861,962
WNS Holdings Ltd., ADR (b)	20,092	1,607,159
		6,469,121
Materials (0.5%):
JK Paper Ltd.	439,905	2,170,050
Utilities (0.7%):
Power Grid Corp. of India Ltd.	1,100,902	2,838,524
		57,251,722

See notes to financial statements.

29

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Indonesia (1.7%):
Energy (0.6%):
PT Adaro Energy Indonesia Tbk	9,764,700	$2,419,230
Financials (1.1%):
PT Bank Mandiri Persero Tbk	7,155,300	4,563,630
		6,982,860
Korea, Republic Of (14.2%):
Communication Services (1.9%):
JYP Entertainment Corp.	85,788	4,609,002
KT Corp.	115,783	3,099,211
		7,708,213
Consumer Discretionary (2.2%):
Hyundai Mobis Co. Ltd.	15,029	2,384,064
Kia Corp.	55,596	2,616,027
Shinsegae, Inc.	20,193	3,530,583
		8,530,674
Consumer Staples (0.3%):
BGF retail Co. Ltd.	7,795	1,304,608
Financials (2.6%):
Hana Financial Group, Inc.	124,835	4,157,224
Samsung Securities Co. Ltd.	105,817	2,641,192
Woori Financial Group, Inc.	394,046	3,600,025
		10,398,441
Health Care (0.9%):
Samsung Biologics Co. Ltd. (b) (c)	5,205	3,384,638
Industrials (0.5%):
CJ Corp.	30,101	2,010,892
Information Technology (5.8%):
Innox Advanced Materials Co. Ltd.	79,449	1,913,867
Samsung Electro-Mechanics Co. Ltd.	26,137	2,714,615
Samsung Electronics Co. Ltd.	329,421	14,460,500
SK Hynix, Inc.	70,271	4,192,984
		23,281,966
		56,619,432
Malaysia (1.6%):
Financials (1.0%):
Public Bank Bhd	4,023,400	3,949,642
Materials (0.6%):
Petronas Chemicals Group Bhd	1,218,100	2,382,251
		6,331,893
Mexico (3.3%):
Consumer Discretionary (0.5%):
Alsea SAB de CV (b)	996,448	1,885,273

See notes to financial statements.

30

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Consumer Staples (0.8%):
Fomento Economico Mexicano SAB de CV, ADR	41,921	$3,274,869
Financials (1.4%):
Grupo Financiero Banorte SAB de CV, Class O	753,264	5,409,538
Industrials (0.6%):
Grupo Aeroportuario del Pacifico SAB de CV, Class B	179,296	2,569,049
		13,138,729
Peru (1.0%):
Financials (1.0%):
Credicorp Ltd.	28,449	3,859,391
Qatar (0.6%):
Industrials (0.6%):
Industries Qatar QSC	670,668	2,367,453
Russian Federation (0.0%): (a)
Consumer Staples (0.0%):
Magnit PJSC (b) (d) (e) (f) (g)	41,301	509
Energy (0.0%):
Gazprom PJSC (b) (d) (e) (f) (g)	1,511,910	49,632
Rosneft Oil Co. PJSC, GDR (b) (d) (e) (f) (g)	677,591	31,752
		81,384
Financials (0.0%): (a)
Sberbank of Russia PJSC, ADR (b) (d) (e) (f) (g)	446,943	2,990
		84,883
Saudi Arabia (2.7%):
Financials (1.1%):
The Saudi National Bank	335,170	4,512,434
Materials (1.6%):
SABIC Agri-Nutrients Co.	107,255	4,187,608
Saudi Arabian Mining Co. (b)	133,015	2,284,212
		6,471,820
		10,984,254
South Africa (2.6%):
Communication Services (1.0%):
MTN Group Ltd.	530,702	3,966,143
Financials (1.1%):
Absa Group Ltd.	372,878	4,236,891
Industrials (0.5%):
The Bidvest Group Ltd.	161,826	2,032,485
		10,235,519
Taiwan (12.3%):
Consumer Discretionary (0.8%):
Fulgent Sun International Holding Co. Ltd.	599,000	2,952,987

See notes to financial statements.

31

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedules of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Health Care (0.9%):
Lotus Pharmaceutical Co. Ltd.	254,000	$2,026,935
Universal Vision Biotechnology Co. Ltd.	156,350	1,517,812
		3,544,747
Information Technology (10.2%):
Gold Circuit Electronics Ltd.	1,142,100	3,209,266
Hon Hai Precision Industry Co. Ltd.	1,230,000	3,987,170
Taiwan Semiconductor Manufacturing Co. Ltd.	1,942,998	28,222,274
Unimicron Technology Corp.	340,000	1,320,093
Wiwynn Corp.	162,000	4,190,676
		40,929,479
Materials (0.4%):
Formosa Plastics Corp.	573,000	1,616,055
		49,043,268
Thailand (1.3%):
Materials (0.7%):
Indorama Ventures PCL	2,535,800	2,977,924
Real Estate (0.6%):
AP Thailand PCL	7,070,700	2,366,780
		5,344,704
United Kingdom (1.5%):
Materials (1.5%):
Anglo American PLC	87,075	3,409,122
Mondi PLC	142,705	2,412,758
		5,821,880
United States (0.5%):
Consumer Discretionary (0.5%):
Samsonite International SA (b) (c)	817,800	2,147,427
Total Common Stocks (Cost $427,696,354)		395,680,356
Total Investments (Cost $427,696,354) — 99.0%		395,680,356
Other assets in excess of liabilities — 1.0%		4,182,135
NET ASSETS — 100.00%		$399,862,491

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $22,089,597 and amounted to 5.5% of net assets.

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2022, illiquid securities were less than 0.05% of net assets.

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of December 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

See notes to financial statements.

32

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedules of Portfolio Investments — continued December 31, 2022

(f)  Restricted security due to trading restrictions. Russian sanctioned entity by the United States Government.

(g)  The following table details the earliest acquisition date and cost of the Fund's Russian sanctioned restricted securities at December 31, 2022.

Security Name	Acquisition Date	Cost
Magnit PJSC	9/16/2021	$3,251,080
Gazprom PJSC	7/28/2021	5,922,464
Rosneft Oil Co. PJSC, GDR	3/6/2020	4,383,338
Sberbank of Russia PJSC, ADR	11/11/2020	6,053,328

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

33

Victory Portfolios	Statements of Assets and Liabilities December 31, 2022
	Victory RS International Fund		Victory RS Global Fund		Victory Sophus Emerging Markets Fund
Assets:
Investments, at value (Cost $321,400,415, $384,996,173 and $427,696,354)	$333,406,382	(a)	$412,545,693	(b)	$395,680,356
Foreign currency, at value (Cost $228,486, $569,363 and $55,059)	231,715		569,575		55,061
Cash	2,709,747		10,725,198		4,357,986
Receivables:
Interest and dividends	378,046		457,538		1,940,046
Capital shares issued	86,888		2,781,832		398,086
Reclaims	1,349,174		264,840		4,309
From Adviser	59,165		168,619		215,456
Prepaid expenses	27,491		18,246		25,211
Total Assets	338,248,608		427,531,541		402,676,511
Liabilities:
Payables:
Collateral received on loaned securities	2,014,292		2,580,412		—
Investments purchased	—		1,379,800		—
Capital shares redeemed	172,653		268,297		1,563,943
Accrued foreign capital gains taxes	—		—		674,970
Accrued expenses and other payables:
Investment advisory fees	232,835		212,975		346,320
Administration fees	15,570		19,056		18,484
Custodian fees	11,050		12,481		80,023
Transfer agent fees	22,003		67,817		60,484
Compliance fees	259		313		309
Trustees' fees	114		113		116
12b-1 fees	3,420		11,305		6,730
Other accrued expenses	40,437		42,171		62,641
Total Liabilities	2,512,633		4,594,740		2,814,020
Net Assets:
Capital	339,199,555		418,081,863		475,800,747
Total accumulated earnings/(loss)	(3,463,580)		4,854,938		(75,938,256)
Net Assets	$335,735,975		$422,936,801		$399,862,491
Net Assets
Class A	$20,077,459		$78,372,664		$39,819,357
Class C	1,967,265		3,871,563		752,257
Class R	1,652,998		5,129,513		9,063,522
Class R6	245,238,814		138,664,980		159,001,125
Class Y	66,799,439		196,898,081		191,226,230
Total	$335,735,975		$422,936,801		$399,862,491

(continues on next page)

See notes to financial statements.

34

Victory Portfolios	Statements of Assets and Liabilities December 31, 2022

  (continued)

	Victory RS International Fund	Victory RS Global Fund	Victory Sophus Emerging Markets Fund
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	1,649,802	4,776,209	2,328,860
Class C	231,499	244,576	60,233
Class R	146,335	248,085	568,958
Class R6	24,757,022	11,494,537	9,140,515
Class Y	5,575,051	12,096,128	11,117,547
Total	32,359,709	28,859,535	23,216,113
Net asset value, offering (except Class A) and redemption price per share:
Class A	$12.17	$16.41	$17.10
Class C (c)	8.50	15.83	12.49
Class R	11.30	20.68	15.93
Class R6	9.91	12.06	17.40
Class Y	11.98	16.28	17.20
Maximum Sales Charge — Class A	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$12.91	$17.41	$18.14

(a)  Includes $1,937,422 of securities on loan.

(b)  Includes $2,481,935 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

35

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2022
	Victory RS International Fund	Victory RS Global Fund	Victory Sophus Emerging Markets Fund
Investment Income:
Dividends	$13,551,602	$9,010,137	$16,447,293
Non-cash dividends	979,866	—	658,377
Interest	29,390	58,676	15,783
Securities lending (net of fees)	76,196	20,228	10,034
Foreign tax withholding	(1,625,493)	(710,221)	(1,743,743)
Total Income	13,011,561	8,378,820	15,387,744
Expenses:
Investment advisory fees	2,849,766	2,222,080	4,447,354
Administration fees	193,896	201,748	242,087
Sub-Administration fees	17,000	17,000	17,000
12b-1 fees — Class A	52,293	168,029	109,782
12b-1 fees — Class C	11,760	46,241	11,039
12b-1 fees — Class R	8,188	25,801	49,796
Custodian fees	51,982	54,025	343,578
Transfer agent fees — Class A	39,405	114,434	73,715
Transfer agent fees — Class C	1,344	6,509	2,063
Transfer agent fees — Class R	3,214	6,755	15,430
Transfer agent fees — Class R6	753	5,127	8,124
Transfer agent fees — Class Y	87,519	208,009	256,309
Trustees' fees	23,279	22,028	28,615
Compliance fees	2,884	2,938	3,610
Legal and audit fees	33,572	43,550	45,832
State registration and filing fees	75,408	100,541	76,820
Interfund lending	392	—	845
Other expenses	64,856	62,491	126,654
Total Expenses	3,517,511	3,307,306	5,858,653
Expenses waived/reimbursed by Adviser	(438,795)	(899,922)	(1,401,240)
Net Expenses	3,078,716	2,407,384	4,457,413
Net Investment Income (Loss)	9,932,845	5,971,436	10,930,331
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(13,548,228)	(19,307,822)	(39,488,935)
Foreign tax refunds on realized gains	—	156	20,544
Net change in unrealized appreciation/ depreciation on investment securities and foreign currency translations	(63,990,594)	(64,195,136)	(88,124,976)
Net change in accrued foreign taxes on unrealized gains	—	—	(41,005)
Net realized/unrealized gains (losses) on investments	(77,538,822)	(83,502,802)	(127,634,372)
Change in net assets resulting from operations	$(67,605,977)	$(77,531,366)	$(116,704,041)

See notes to financial statements.

36

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS International Fund		Victory RS Global Fund		Victory Sophus Emerging Markets Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$9,932,845	$8,400,111	$5,971,436	$3,496,440	$10,930,331	$5,449,839
Net realized gains (losses)	(13,548,228)	18,558,540	(19,307,666)	8,197,474	(39,468,391)	41,475,953
Net change in unrealized appreciation/ depreciation	(63,990,594)	27,076,805	(64,195,136)	43,710,135	(88,165,981)	(72,829,809)
Change in net assets resulting from operations	(67,605,977)	54,035,456	(77,531,366)	55,404,049	(116,704,041)	(25,904,017)
Distributions to Shareholders:
Class A	(401,148)	(1,039,350)	(813,457)	(2,189,789)	(1,172,326)	(2,138,975)
Class C	(51,514)	(57,816)	(7,807)	(108,980)	(21,170)	(71,226)
Class R	(32,085)	(80,118)	(27,664)	(124,953)	(259,268)	(470,900)
Class R6	(6,839,367)	(15,469,430)	(2,306,054)	(4,331,090)	(5,253,274)	(7,458,475)
Class Y	(1,538,125)	(4,887,821)	(2,418,034)	(5,612,312)	(6,241,858)	(11,195,767)
From return of capital:
Class A	—	—	(142)	—	—	(26,869)
Class C	—	—	(1)	—	—	(311)
Class R	—	—	(5)	—	—	(5,030)
Class R6	—	—	(401)	—	—	(115,990)
Class Y	—	—	(421)	—	—	(170,813)
Change in net assets resulting from distributions to shareholders	(8,862,239)	(21,534,535)	(5,573,986)	(12,367,124)	(12,947,896)	(21,654,356)
Change in net assets resulting from capital transactions	(25,178,437)	23,244,315	155,146,559	87,147,589	29,395,837	74,677,705
Change in net assets	(101,646,653)	55,745,236	72,041,207	130,184,514	(100,256,100)	27,119,332
Net Assets:
Beginning of period	437,382,628	381,637,392	350,895,594	220,711,080	500,118,591	472,999,259
End of period	$335,735,975	$437,382,628	$422,936,801	$350,895,594	$399,862,491	$500,118,591

(continues on next page)

See notes to financial statements.

37

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS International Fund		Victory RS Global Fund		Victory Sophus Emerging Markets Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$1,690,027	$3,782,204	$39,389,148	$30,273,412	$8,314,583	$12,169,687
Distributions reinvested	395,811	1,026,274	813,527	2,189,490	1,155,447	2,131,142
Cost of shares redeemed	(3,119,573)	(5,581,683)	(18,779,808)	(19,928,713)	(11,156,508)	(15,751,498)
Total Class A	$(1,033,735)	$(773,205)	$21,422,867	$12,534,189	$(1,686,478)	$(1,450,669)
Class C
Proceeds from shares issued	$1,117,282	$—	$1,963,521	$681,553	$23,894	$72,763
Distributions reinvested	51,514	57,816	7,808	108,980	21,170	71,469
Cost of shares redeemed	(101,535)	(237,775)	(1,247,720)	(669,835)	(637,096)	(1,633,676)
Total Class C	$1,067,261	$(179,959)	$723,609	$120,698	$(592,032)	$(1,489,444)
Class R
Proceeds from shares issued	$163,571	$209,980	$1,367,975	$420,305	$1,311,260	$1,691,004
Distributions reinvested	32,085	80,117	27,669	124,953	258,905	475,168
Cost of shares redeemed	(161,472)	(518,332)	(559,408)	(385,111)	(1,440,944)	(2,910,119)
Total Class R	$34,184	$(228,235)	$836,236	$160,147	$129,221	$(743,947)
Class R6
Proceeds from shares issued	$21,656,628	$22,800,521	$66,746,148	$43,038,792	$53,778,877	$94,833,979
Distributions reinvested	6,786,564	15,408,131	2,305,114	4,327,185	5,020,928	7,283,778
Cost of shares redeemed	(27,352,642)	(13,779,137)	(6,266,606)	(4,663,447)	(24,922,793)	(24,889,733)
Total Class R6	$1,090,550	$24,429,515	$62,784,656	$42,702,530	$33,877,012	$77,228,024
Class Y
Proceeds from shares issued	$15,741,255	$32,525,272	$154,466,134	$53,808,588	$84,328,718	$83,395,279
Distributions reinvested	1,536,904	4,884,864	2,416,346	5,608,671	6,227,753	11,334,737
Cost of shares redeemed	(43,614,856)	(37,413,937)	(87,503,289)	(27,787,234)	(92,888,357)	(93,596,275)
Total Class Y	$(26,336,697)	$(3,801)	$69,379,191	$31,630,025	$(2,331,886)	$1,133,741
Change in net assets resulting from capital transactions	$(25,178,437)	$23,244,315	$155,146,559	$87,147,589	$29,395,837	$74,677,705

(continues on next page)

See notes to financial statements.

38

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS International Fund		Victory RS Global Fund		Victory Sophus Emerging Markets Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Share Transactions:
Class A
Issued	137,801	260,078	2,308,724	1,528,049	437,770	476,833
Reinvested	32,172	69,890	49,185	108,460	67,255	94,077
Redeemed	(251,549)	(378,820)	(1,088,064)	(1,087,051)	(564,435)	(619,797)
Total Class A	(81,576)	(48,852)	1,269,845	549,458	(59,410)	(48,887)
Class C
Issued	127,652	—	108,783	36,053	1,782	3,730
Reinvested	5,987	5,554	489	5,629	1,687	4,307
Redeemed	(11,928)	(23,450)	(78,594)	(36,997)	(44,129)	(84,587)
Total Class C	121,711	(17,896)	30,678	4,685	(40,660)	(76,550)
Class R
Issued	14,207	15,426	60,592	17,638	74,569	72,211
Reinvested	2,809	5,866	1,327	4,939	16,171	22,482
Redeemed	(13,403)	(37,328)	(27,086)	(15,790)	(80,662)	(120,823)
Total Class R	3,613	(16,036)	34,833	6,787	10,078	(26,130)
Class R6
Issued	2,172,195	1,830,467	5,211,428	3,002,088	2,576,780	3,586,805
Reinvested	677,709	1,278,135	189,565	289,548	287,238	315,585
Redeemed	(2,624,499)	(1,169,870)	(506,633)	(325,083)	(1,272,024)	(961,564)
Total Class R6	225,405	1,938,732	4,894,360	2,966,553	1,591,994	2,940,826
Class Y
Issued	1,227,865	2,230,794	8,844,273	2,820,014	4,338,691	3,187,741
Reinvested	126,922	337,332	147,248	279,776	360,402	496,566
Redeemed	(3,518,895)	(2,563,951)	(5,252,065)	(1,454,945)	(4,891,207)	(3,656,296)
Total Class Y	(2,164,108)	4,175	3,739,456	1,644,845	(192,114)	28,011
Change in Shares	(1,894,955)	1,860,123	9,969,172	5,172,328	1,309,888	2,817,270
See notes to financial statements.

39

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$14.76	$13.49	$12.93	$10.63	$12.12
Investment Activities:
Net investment income (loss) (a)	0.32	0.27	0.21	0.26	0.23
Net realized and unrealized gains (losses)	(2.66)	1.62	0.51	2.05	(1.52)
Total from Investment Activities	(2.34)	1.89	0.72	2.31	(1.29)
Distributions to Shareholders From:
Net investment income	(0.22)	(0.25)	(0.13)	— (b)	(0.20)
Net realized gains from investments	(0.03)	(0.37)	(0.03)	(0.01)	—
Total Distributions	(0.25)	(0.62)	(0.16)	(0.01)	(0.20)
Net Asset Value, End of Period	$12.17	$14.76	$13.49	$12.93	$10.63
Total Return (excludes sales charge) (c)	(15.89)%	14.05%	5.55%	21.72%	(10.65)%
Ratios to Average Net Assets:
Net Expenses (d)	1.13%	1.13%	1.13%	1.13%	1.13%
Net Investment Income (Loss)	2.53%	1.80%	1.79%	2.18%	1.97%
Gross Expenses (d)	1.41%	1.40%	1.47%	1.55%	1.61%
Supplemental Data:
Net Assets at end of period (000's)	$20,077	$25,555	$24,010	$22,620	$15,716
Portfolio Turnover (e)	29%	43%	52%	20%	52%

(continues on next page)

See notes to financial statements.

40

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.45	$9.72	$9.36	$7.76	$8.89
Investment Activities:
Net investment income (loss) (a)	0.14	0.11	0.10	0.12	0.11
Net realized and unrealized gains (losses)	(1.86)	1.17	0.34	1.49	(1.11)
Total from Investment Activities	(1.72)	1.28	0.44	1.61	(1.00)
Distributions to Shareholders From:
Net investment income	(0.20)	(0.18)	(0.05)	—	(0.13)
Net realized gains from investments	(0.03)	(0.37)	(0.03)	(0.01)	—
Total Distributions	(0.23)	(0.55)	(0.08)	(0.01)	(0.13)
Net Asset Value, End of Period	$8.50	$10.45	$9.72	$9.36	$7.76
Total Return (excludes contingent deferred sales charge) (c)	(16.50)%	13.24%	4.76%	20.70%	(11.24)%
Ratios to Average Net Assets:
Net Expenses (d)	1.88%	1.88%	1.88%	1.88%	1.88%
Net Investment Income (Loss)	1.61%	1.03%	1.14%	1.39%	1.23%
Gross Expenses (d)	3.00%	3.07%	3.07%	3.14%	3.52%
Supplemental Data:
Net Assets at end of period (000's)	$1,967	$1,147	$1,241	$1,480	$702
Portfolio Turnover (e)	29%	43%	52%	20%	52%

(continues on next page)

See notes to financial statements.

41

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$13.73	$12.58	$12.07	$9.95	$11.35
Investment Activities:
Net investment income (loss) (a)	0.26	0.22	0.18	0.21	0.19
Net realized and unrealized gains (losses)	(2.47)	1.51	0.45	1.92	(1.42)
Total from Investment Activities	(2.21)	1.73	0.63	2.13	(1.23)
Distributions to Shareholders From:
Net investment income	(0.19)	(0.21)	(0.09)	—	(0.17)
Net realized gains from investments	(0.03)	(0.37)	(0.03)	(0.01)	—
Total Distributions	(0.22)	(0.58)	(0.12)	(0.01)	(0.17)
Net Asset Value, End of Period	$11.30	$13.73	$12.58	$12.07	$9.95
Total Return (c)	(16.09)%	13.85%	5.21%	21.37%	(10.85)%
Ratios to Average Net Assets:
Net Expenses (d)	1.38%	1.38%	1.38%	1.38%	1.38%
Net Investment Income (Loss)	2.24%	1.58%	1.60%	1.87%	1.73%
Gross Expenses (d)	2.30%	2.16%	2.24%	2.32%	2.31%
Supplemental Data:
Net Assets at end of period (000's)	$1,653	$1,959	$1,998	$2,652	$1,786
Portfolio Turnover (e)	29%	43%	52%	20%	52%

(continues on next page)

See notes to financial statements.

42

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class R6
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	May 2, 2019(f) through December 31, 2019
Net Asset Value, Beginning of Period	$12.07	$11.14	$10.70	$10.00
Investment Activities:
Net investment income (loss) (a)	0.29	0.25	0.20	0.06
Net realized and unrealized gains (losses)	(2.17)	1.34	0.43	0.67
Total from Investment Activities	(1.88)	1.59	0.63	0.73
Distributions to Shareholders From:
Net investment income	(0.25)	(0.29)	(0.16)	(0.02)
Net realized gains from investments	(0.03)	(0.37)	(0.03)	(0.01)
Total Distributions	(0.28)	(0.66)	(0.19)	(0.03)
Net Asset Value, End of Period	$9.91	$12.07	$11.14	$10.70
Total Return (c) (g)	(15.57)%	14.32%	5.90%	7.24%
Ratios to Average Net Assets:
Net Expenses (d) (h)	0.83%	0.83%	0.83%	0.83%
Net Investment Income (Loss) (h)	2.80%	2.06%	2.03%	0.92%
Gross Expenses (d) (h)	0.92%	0.91%	0.93%	0.97%
Supplemental Data:
Net Assets at end of period (000's)	$245,239	$296,211	$251,586	$178,695
Portfolio Turnover (e) (g)	29%	43%	52%	20%

(continues on next page)

See notes to financial statements.

43

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS International Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$14.54	$13.29	$12.74	$10.47	$11.93
Investment Activities:
Net investment income (loss) (a)	0.35	0.30	0.25	0.22	0.23
Net realized and unrealized gains (losses)	(2.63)	1.60	0.49	2.08	(1.47)
Total from Investment Activities	(2.28)	1.90	0.74	2.30	(1.24)
Distributions to Shareholders From:
Net investment income	(0.25)	(0.28)	(0.16)	(0.02)	(0.22)
Net realized gains from investments	(0.03)	(0.37)	(0.03)	(0.01)	—
Total Distributions	(0.28)	(0.65)	(0.19)	(0.03)	(0.22)
Net Asset Value, End of Period	$11.98	$14.54	$13.29	$12.74	$10.47
Total Return (c)	(15.71)%	14.38%	5.80%	21.94%	(10.38)%
Ratios to Average Net Assets:
Net Expenses (d)	0.88%	0.88%	0.88%	0.88%	0.88%
Net Investment Income (Loss)	2.85%	2.02%	2.11%	1.80%	1.97%
Gross Expenses (d)	1.05%	1.02%	1.09%	1.16%	1.62%
Supplemental Data:
Net Assets at end of period (000's)	$66,799	$112,511	$102,803	$75,366	$5,979
Portfolio Turnover (e)	29%	43%	52%	20%	52%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(f)  Commencement of operations.

(g)  Not annualized for periods less than one year.

(h)  Annualized for periods less than one year.

See notes to financial statements.

44

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$20.47	$17.27	$14.86	$11.53	$12.75
Investment Activities:
Net investment income (loss) (a)	0.24	0.20	0.18	0.21	0.20
Net realized and unrealized gains (losses)	(4.13)	3.65	2.35	3.29	(0.90)
Total from Investment Activities	(3.89)	3.85	2.53	3.50	(0.70)
Distributions to Shareholders From:
Net investment income	(0.17)	(0.18)	(0.11)	(0.16)	(0.16)
Net realized gains from investments	—	(0.47)	(0.01)	(0.01)	(0.36)
Return of capital	— (b)	—	—	—	—
Total Distributions	(0.17)	(0.65)	(0.12)	(0.17)	(0.52)
Net Asset Value, End of Period	$16.41	$20.47	$17.27	$14.86	$11.53
Total Return (excludes sales charge) (c)	(18.99)%	22.39%	17.00%	30.36%	(5.45)%
Ratios to Average Net Assets:
Net Expenses (d)	0.85%	0.85%	0.85%	0.85%	0.94%
Net Investment Income (Loss)	1.39%	1.05%	1.22%	1.51%	1.51%
Gross Expenses (d)	1.17%	1.34%	1.40%	1.53%	1.75%
Supplemental Data:
Net Assets at end of period (000's)	$78,373	$71,792	$51,066	$26,471	$5,695
Portfolio Turnover (e)	29%	38%	71%	46%	58%

(continues on next page)

See notes to financial statements.

45

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$19.73	$16.68	$14.38	$11.17	$12.38
Investment Activities:
Net investment income (loss) (a)	0.11	0.06	0.07	0.14	0.10
Net realized and unrealized gains (losses)	(3.98)	3.52	2.24	3.16	(0.87)
Total from Investment Activities	(3.87)	3.58	2.31	3.30	(0.77)
Distributions to Shareholders From:
Net investment income	(0.03)	(0.06)	— (b)	(0.08)	(0.08)
Net realized gains from investments	—	(0.47)	(0.01)	(0.01)	(0.36)
Return of capital	— (b)	—	—	—	—
Total Distributions	(0.03)	(0.53)	(0.01)	(0.09)	(0.44)
Net Asset Value, End of Period	$15.83	$19.73	$16.68	$14.38	$11.17
Total Return (excludes contingent deferred sales charge) (c)	(19.61)%	21.52%	16.06%	29.52%	(6.20)%
Ratios to Average Net Assets:
Net Expenses (d)	1.60%	1.60%	1.60%	1.60%	1.70%
Net Investment Income (Loss)	0.68%	0.35%	0.48%	1.07%	0.79%
Gross Expenses (d)	2.09%	2.33%	2.53%	2.59%	2.59%
Supplemental Data:
Net Assets at end of period (000's)	$3,872	$4,221	$3,491	$3,101	$2,358
Portfolio Turnover (e)	29%	38%	71%	46%	58%

(continues on next page)

See notes to financial statements.

46

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$25.73	$21.57	$18.55	$14.37	$15.76
Investment Activities:
Net investment income (loss) (a)	0.25	0.21	0.18	0.25	0.20
Net realized and unrealized gains (losses)	(5.19)	4.55	2.92	4.07	(1.10)
Total from Investment Activities	(4.94)	4.76	3.10	4.32	(0.90)
Distributions to Shareholders From:
Net investment income	(0.11)	(0.13)	(0.07)	(0.13)	(0.13)
Net realized gains from investments	—	(0.47)	(0.01)	(0.01)	(0.36)
Return of capital	— (b)	—	—	—	—
Total Distributions	(0.11)	(0.60)	(0.08)	(0.14)	(0.49)
Net Asset Value, End of Period	$20.68	$25.73	$21.57	$18.55	$14.37
Total Return (c)	(19.19)%	22.12%	16.70%	30.10%	(5.68)%
Ratios to Average Net Assets:
Net Expenses (d)	1.10%	1.10%	1.10%	1.10%	1.20%
Net Investment Income (Loss)	1.16%	0.85%	0.98%	1.53%	1.25%
Gross Expenses (d)	1.57%	1.70%	1.93%	2.34%	2.34%
Supplemental Data:
Net Assets at end of period (000's)	$5,130	$5,488	$4,454	$2,365	$1,920
Portfolio Turnover (e)	29%	38%	71%	46%	58%

(continues on next page)

See notes to financial statements.

47

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class R6
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	May 2, 2019(f) through December 31, 2019
Net Asset Value, Beginning of Period	$15.11	$12.87	$11.07	$10.00
Investment Activities:
Net investment income (loss) (a)	0.22	0.20	0.08	0.13
Net realized and unrealized gains (losses)	(3.06)	2.73	1.83	1.12
Total from Investment Activities	(2.84)	2.93	1.91	1.25
Distributions to Shareholders From:
Net investment income	(0.21)	(0.22)	(0.10)	(0.17)
Net realized gains from investments	—	(0.47)	(0.01)	(0.01)
Return of capital	— (b)	—	—	—
Total Distributions	(0.21)	(0.69)	(0.11)	(0.18)
Net Asset Value, End of Period	$12.06	$15.11	$12.87	$11.07
Total Return (c) (g)	(18.81)%	22.84%	17.27%	12.47%
Ratios to Average Net Assets:
Net Expenses (d) (h)	0.55%	0.55%	0.55%	0.55%
Net Investment Income (Loss) (h)	1.70%	1.35%	0.64%	1.85%
Gross Expenses (d) (h)	0.73%	0.85%	1.16%	28.85%
Supplemental Data:
Net Assets at end of period (000's)	$138,665	$99,708	$46,776	$124
Portfolio Turnover (e) (g)	29%	38%	71%	46%

(continues on next page)

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48

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory RS Global Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$20.31	$17.12	$14.72	$11.42	$12.63
Investment Activities:
Net investment income (loss) (a)	0.29	0.26	0.20	0.26	0.23
Net realized and unrealized gains (losses)	(4.11)	3.62	2.34	3.24	(0.89)
Total from Investment Activities	(3.82)	3.88	2.54	3.50	(0.66)
Distributions to Shareholders From:
Net investment income	(0.21)	(0.22)	(0.13)	(0.19)	(0.19)
Net realized gains from investments	—	(0.47)	(0.01)	(0.01)	(0.36)
Return of capital	— (b)	—	—	—	—
Total Distributions	(0.21)	(0.69)	(0.14)	(0.20)	(0.55)
Net Asset Value, End of Period	$16.28	$20.31	$17.12	$14.72	$11.42
Total Return (c)	(18.82)%	22.78%	17.27%	30.69%	(5.17)%
Ratios to Average Net Assets:
Net Expenses (d)	0.60%	0.60%	0.60%	0.60%	0.70%
Net Investment Income (Loss)	1.67%	1.34%	1.38%	1.95%	1.80%
Gross Expenses (d)	0.84%	0.96%	1.10%	1.17%	1.20%
Supplemental Data:
Net Assets at end of period (000's)	$196,898	$169,687	$114,925	$52,541	$25,544
Portfolio Turnover (e)	29%	38%	71%	46%	58%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(f)  Commencement of operations.

(g)  Not annualized for periods less than one year.

(h)  Annualized for periods less than one year.

See notes to financial statements.

49

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$22.69	$24.70	$21.37	$17.45	$22.52
Investment Activities:
Net investment income (loss) (a)	0.40	0.18	0.10	0.37	0.24
Net realized and unrealized gains (losses)	(5.48)	(1.26)	3.45	3.65	(4.54)
Total from Investment Activities	(5.08)	(1.08)	3.55	4.02	(4.30)
Distributions to Shareholders From:
Net investment income	(0.51)	(0.26)	(0.22)	(0.10)	(0.13)
Net realized gains from investments	—	(0.66)	—	—	(0.64)
Return of capital	—	(0.01)	—	—	—
Total Distributions	(0.51)	(0.93)	(0.22)	(0.10)	(0.77)
Net Asset Value, End of Period	$17.10	$22.69	$24.70	$21.37	$17.45
Total Return (excludes sales charge) (b)	(22.41)%	(4.35)%	16.73%	22.96%	(19.08)%
Ratios to Average Net Assets:
Net Expenses (c)	1.34%	1.34%	1.34%	1.34%	1.34%
Net Investment Income (Loss)	2.08%	0.69%	0.47%	1.95%	1.11%
Gross Expenses (c)	1.63%	1.60%	1.64%	1.62%	1.61%
Supplemental Data:
Net Assets at end of period (000's)	$39,819	$54,194	$60,206	$62,346	$56,823
Portfolio Turnover (d)	58%	85%	109%	96%	118%

(continues on next page)

See notes to financial statements.

50

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$16.69	$18.38	$15.94	$13.06	$17.07
Investment Activities:
Net investment income (loss) (a)	0.17	(0.03)	(0.07)	0.14	0.05
Net realized and unrealized gains (losses)	(4.01)	(0.92)	2.58	2.74	(3.42)
Total from Investment Activities	(3.84)	(0.95)	2.51	2.88	(3.37)
Distributions to Shareholders From:
Net investment income	(0.36)	(0.08)	(0.07)	—	— (e)
Net realized gains from investments	—	(0.66)	—	—	(0.64)
Return of capital	—	— (e)	—	—	—
Total Distributions	(0.36)	(0.74)	(0.07)	—	(0.64)
Net Asset Value, End of Period	$12.49	$16.69	$18.38	$15.94	$13.06
Total Return (excludes contingent deferred sales charge) (b)	(23.01)%	(5.16)%	15.79%	22.05%	(19.75)%
Ratios to Average Net Assets:
Net Expenses (c)	2.14%	2.14%	2.14%	2.14%	2.14%
Net Investment Income (Loss)	1.18%	(0.17)%	(0.45)%	0.99%	0.31%
Gross Expenses (c)	3.39%	2.77%	2.69%	2.48%	2.40%
Supplemental Data:
Net Assets at end of period (000's)	$752	$1,684	$3,261	$5,787	$10,141
Portfolio Turnover (d)	58%	85%	109%	96%	118%

(continues on next page)

See notes to financial statements.

51

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$21.19	$23.13	$20.03	$16.37	$21.18
Investment Activities:
Net investment income (loss) (a)	0.33	0.11	0.05	0.31	0.18
Net realized and unrealized gains (losses)	(5.12)	(1.18)	3.23	3.41	(4.26)
Total from Investment Activities	(4.79)	(1.07)	3.28	3.72	(4.08)
Distributions to Shareholders From:
Net investment income	(0.47)	(0.20)	(0.18)	(0.06)	(0.09)
Net realized gains from investments	—	(0.66)	—	—	(0.64)
Return of capital	—	(0.01)	—	—	—
Total Distributions	(0.47)	(0.87)	(0.18)	(0.06)	(0.73)
Net Asset Value, End of Period	$15.93	$21.19	$23.13	$20.03	$16.37
Total Return (b)	(22.62)%	(4.57)%	16.46%	22.64%	(19.24)%
Ratios to Average Net Assets:
Net Expenses (c)	1.58%	1.58%	1.58%	1.58%	1.58%
Net Investment Income (Loss)	1.85%	0.44%	0.25%	1.71%	0.89%
Gross Expenses (c)	1.94%	1.91%	1.95%	1.94%	1.91%
Supplemental Data:
Net Assets at end of period (000's)	$9,064	$11,840	$13,531	$13,817	$12,505
Portfolio Turnover (d)	58%	85%	109%	96%	118%

(continues on next page)

See notes to financial statements.

52

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class R6
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$23.08	$25.10	$21.68	$17.68	$22.81
Investment Activities:
Net investment income (loss) (a)	0.50	0.31	0.20	0.52	0.34
Net realized and unrealized gains (losses)	(5.59)	(1.30)	3.52	3.65	(4.62)
Total from Investment Activities	(5.09)	(0.99)	3.72	4.17	(4.28)
Distributions to Shareholders From:
Net investment income	(0.59)	(0.35)	(0.30)	(0.17)	(0.21)
Net realized gains from investments	—	(0.66)	—	—	(0.64)
Return of capital	—	(0.02)	—	—	—
Total Distributions	(0.59)	(1.03)	(0.30)	(0.17)	(0.85)
Net Asset Value, End of Period	$17.40	$23.08	$25.10	$21.68	$17.68
Total Return (b)	(22.06)%	(3.93)%	17.28%	23.55%	(18.73)%
Ratios to Average Net Assets:
Net Expenses (c)	0.89%	0.89%	0.89%	0.89%	0.89%
Net Investment Income (Loss)	2.58%	1.17%	0.95%	2.69%	1.59%
Gross Expenses (c)	1.19%	1.17%	1.21%	1.22%	1.24%
Supplemental Data:
Net Assets at end of period (000's)	$159,001	$174,198	$115,637	$72,196	$29,228
Portfolio Turnover (d)	58%	85%	109%	96%	118%

(continues on next page)

See notes to financial statements.

53

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$22.83	$24.85	$21.48	$17.54	$22.64
Investment Activities:
Net investment income (loss) (a)	0.48	0.27	0.16	0.45	0.35
Net realized and unrealized gains (losses)	(5.53)	(1.27)	3.50	3.65	(4.61)
Total from Investment Activities	(5.05)	(1.00)	3.66	4.10	(4.26)
Distributions to Shareholders From:
Net investment income	(0.58)	(0.34)	(0.29)	(0.16)	(0.20)
Net realized gains from investments	—	(0.66)	—	—	(0.64)
Return of capital	—	(0.02)	—	—	—
Total Distributions	(0.58)	(1.02)	(0.29)	(0.16)	(0.84)
Net Asset Value, End of Period	$17.20	$22.83	$24.85	$21.48	$17.54
Total Return (b)	(22.15)%	(4.01)%	17.10%	23.40%	(18.77)%
Ratios to Average Net Assets:
Net Expenses (c)	0.99%	0.99%	0.99%	0.99%	0.99%
Net Investment Income (Loss)	2.48%	1.05%	0.79%	2.32%	1.64%
Gross Expenses (c)	1.32%	1.29%	1.31%	1.30%	1.30%
Supplemental Data:
Net Assets at end of period (000's)	$191,226	$258,201	$280,364	$255,423	$178,132
Portfolio Turnover (d)	58%	85%	109%	96%	118%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Amount is less than $0.005 per share.

See notes to financial statements.

54

Victory Portfolios	Notes to Financial Statements December 31, 2022

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 37 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following three Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Investment Share Funds (Legal Name)	Funds (Short Name)	Classes Offered
Victory RS International	RS International	A, C, R, R6 and Y
Victory RS Global Fund	RS Global Fund	A, C, R, R6 and Y
Victory Sophus Emerging Markets Fund	Sophus Emerging Markets Fund	A, C, R, R6 and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Victory Capital Management Inc. ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

55

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' NAV is calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
RS International Fund
Common Stocks	$—	$331,049,252	$—	$331,049,252
Exchange-Traded Funds	342,838	—	—	342,838
Collateral for Securities Loaned	2,014,292	—	—	2,014,292
Total	$2,357,130	$331,049,252	$—	$333,406,382
RS Global Fund
Common Stocks	$263,214,210	$141,749,517	$—	$404,963,727
Exchange-Traded Funds	5,001,554	—	—	5,001,554
Collateral for Securities Loaned	2,580,412	—	—	2,580,412
Total	$270,796,176	$141,749,517	$—	$412,545,693
Sophus Emerging Markets Fund
Common Stocks	$49,499,455	$346,096,018	$84,883	$395,680,356
Total	$49,499,455	$346,096,018	$84,883	$395,680,356

As of December 31, 2022, there were no significant transfers into/out of Level 3. The transfers into Level 3 investments for the Sophus Emerging Markets Fund were immaterial, although the change in unrealized appreciation/(depreciation) on these investments was $(22,348,388). These securities were

56

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

impacted by the invasion of Ukraine and sanctions on market conditions in Russia. From the start of the conflict in Ukraine until December 31, 2022, Russian-held investments were valued at an approximately 99 percent discount from their last traded prices.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic of foreign market index. The Funds may purchase shares of ETFs for a variety of purposes, including in connection with pursuing their investment programs to temporarily gain exposure to a portion of the U.S. or a foreign market, and for cash management and other purposes. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Funds enter into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Funds record realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. For the year ended December 31, 2022, the Funds had no open forward foreign exchange currency contracts.

57

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Funds' securities lending transactions as of December 31, 2022.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
RS International Fund	$1,937,422	$—	$2,014,292
RS Global Fund	2,481,935	—	2,580,412

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations

58

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

For the year ended December 31, 2022, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows:

	Excluding U.S. Government Securities
	Purchases	Sales
RS International Fund	$102,757,834	$119,855,903
RS Global Fund	258,305,914	105,749,072
Sophus Emerging Markets Fund	283,223,061	256,277,147

4. Affiliated Fund Ownership:

The Funds offer shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds, annual

59

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

and semi-annual reports may be viewed at vcm.com. As of December 31, 2022, certain fund-of-funds owned total outstanding shares of the Funds as follows:

RS International Fund	Ownership %
USAA Target Retirement Income Fund	7.0
USAA Target Retirement 2030 Fund	16.7
USAA Target Retirement 2040 Fund	27.0
USAA Target Retirement 2050 Fund	17.9
USAA Target Retirement 2060 Fund	2.7
RS Global Fund	Ownership %
Victory Strategic Allocation Fund	1.3
Sophus Emerging Markets Fund	Ownership %
USAA Target Retirement Income Fund	1.1
USAA Target Retirement 2030 Fund	2.2
USAA Target Retirement 2040 Fund	3.2
USAA Target Retirement 2050 Fund	2.6
USAA Target Retirement 2060 Fund	0.4
Victory Strategic Allocation Fund	0.5

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

Flat Rate
RS International Fund	0.80%
RS Global Fund	0.60%
Sophus Emerging Markets Fund	1.00%

Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses

60

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
RS International Fund	0.25%	1.00%	0.50%
RS Global Fund	0.25%	1.00%	0.50%
Sophus Emerging Markets Fund	0.25%	1.00%	0.50%

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of the Class A. For the year ended December 31, 2022, the Distributor received $2,861 from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary

61

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2023
	Class A	Class C	Class R	Class R6	Class Y
RS International	1.13%	1.88%	1.38%	0.83%	0.88%
RS Global Fund	0.85%	1.60%	1.10%	0.55%	0.60%
Sophus Emerging Markets Fund	1.34%	2.14%	1.58%	0.89%	0.99%

Under the terms of the expense limitation agreements, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

	Expires 2023	Expires 2024	Expires 2025	Total
RS International Fund	$491,864	$478,133	$438,795	$1,408,792
RS Global Fund	690,062	1,055,677	899,922	2,645,661
Sophus Emerging Markets Fund	1,137,721	1,536,446	1,401,240	4,075,407

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursement for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

6. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Funds invest may decline in response to developments affecting individual companies and/or general, economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or

62

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Market Risk — Overall market risks may affect the value of the Funds. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period from June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. The Funds did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for the Funds during the year ended December 31, 2022, were as follows

	Amount Outstanding at December 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Sophus Emerging Markets Fund	$—	$3,952,097	12	3.46%	$5,187,838

*  For the year ended December 31, 2022, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility

63

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended December 31, 2022, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
RS International Fund	Borrower	$—	$7,352,500	2	0.97%	$7,521,000
Sophus Emerging Markets Fund	Borrower	—	2,708,875	8	1.50%	3,347,000

*  For the year ended December 31, 2022, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
RS International Fund	Annually	Annually
RS Global Fund	Annually	Annually
Sophus Emerging Markets Fund	Annually	Annually

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2022, on the Statements of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

	Year Ended December 31, 2022
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
RS International Fund	$8,084,993	$777,246	$777,246	$—	$8,862,239
RS Global Fund	5,573,016	—	5,573,016	970	5,573,986
Sophus Emerging Markets Fund	12,947,896	—	12,947,896	—	12,947,896

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2022
	Year Ended December 31, 2021
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
RS International Fund	$11,266,524	$10,268,011	$21,534,535	$—	$21,534,535
RS Global Fund	8,707,700	3,659,424	12,367,124	—	12,367,124
Sophus Emerging Markets Fund	9,828,717	11,506,626	21,335,343	319,013	21,654,356

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
RS International Fund	$4,068,160	$4,068,160	$(12,855,233)	$5,323,493	$(3,463,580)
RS Global Fund	—	—	(12,098,493)	16,953,431	4,854,938
Sophus Emerging Markets Fund	178,741	178,741	(38,428,766)	(37,688,231)	(75,938,256)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, derivatives and passive foreign investment company adjustments.

As of December 31, 2022, the Funds had net capital loss carryforwards as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

	Short-Term Amount	Long-Term Amount	Total
RS International Fund	$4,844,835	$8,010,398	$12,855,233
RS Global Fund	9,064,090	3,034,403	12,098,493
Sophus Emerging Markets Fund	30,127,105	8,301,661	38,428,766

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS International Fund	$328,081,848	$31,638,013	$(26,313,479)	$5,324,534
RS Global Fund	395,586,674	48,299,925	(31,340,906)	16,959,019
Sophus Emerging Markets Fund	432,606,969	37,592,264	(74,518,877)	(36,926,613)

65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS International Fund, Victory RS Global Fund, and Victory Sophus Emerging Markets Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2023

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 37 portfolios in the Trust, 6 portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, October 1951	Trustee	May 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* August 1951	Trustee	May 2005	Retired.	None.
Dennis M. Bushe, January 1944	Trustee	July 2016	Retired.	None.

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Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Timothy Pettee, April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp., (January 2003-July 2021).	None.
Leigh A. Wilson, December 1944	Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** May 1972	Trustee	May 2008

Chief Executive Officer and Chairman (since 2013), the Adviser; Chief Executive Officer and Chairman (since 2013), Victory Capital Holdings, Inc.; Director (since 2013), Victory Capital Services, Inc.; Director (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015).
Thomas Dusenberry, July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016).
Christopher A. Ponte, March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Sean Fox, September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Charles Booth, April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007).
Jay G. Baris, January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
RS International Fund
Class A	$1,000.00	$1,064.80	$1,019.51	$5.88	$5.75	1.13%
Class C	1,000.00	1,061.50	1,015.73	9.77	9.55	1.88%
Class R	1,000.00	1,063.80	1,018.25	7.18	7.02	1.38%
Class R6	1,000.00	1,067.10	1,021.02	4.32	4.23	0.83%
Class Y	1,000.00	1,065.80	1,020.77	4.58	4.48	0.88%

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	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
RS Global Fund
Class A	$1,000.00	$1,039.00	$1,020.92	$4.37	$4.33	0.85%
Class C	1,000.00	1,034.70	1,017.14	8.21	8.13	1.60%
Class R	1,000.00	1,037.50	1,019.66	5.65	5.60	1.10%
Class R6	1,000.00	1,040.50	1,022.43	2.83	2.80	0.55%
Class Y	1,000.00	1,040.30	1,022.18	3.09	3.06	0.60%
Sophus Emerging Markets Fund
Class A	1,000.00	956.90	1,018.45	6.61	6.82	1.34%
Class C	1,000.00	952.50	1,014.42	10.53	10.87	2.14%
Class R	1,000.00	955.50	1,017.24	7.79	8.03	1.58%
Class R6	1,000.00	958.90	1,020.72	4.39	4.53	0.89%
Class Y	1,000.00	958.10	1,020.21	4.89	5.04	0.99%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

71

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2022, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
RS International Fund	98%
RS Global Fund	100%
Sophus Emerging Markets Fund	69%

Dividends qualified for corporate dividends received deductions of:

Percent
RS Global Fund	54%

For the year ended December 31, 2022, the following Funds designated short-term capital gain distributions:

Amount
RS International Fund	$251,185

For the year ended December 31, 2022, the following Funds designated long-term capital gain distributions:

Amount
RS International Fund	$777,246

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2022, were as follows:

	Foreign Source Income	Foreign Tax Expense
RS International Fund	$0.38	$0.04
Sophus Emerging Markets Fund	0.71	0.07

72

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 6, 2022. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at the meetings on October 18, 2022 and December 6, 2022. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by a consultant retained through their counsel.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. The Board retained an independent, third-party consultant to provide comparative information about fees, expenses and performance, and to design and maintain a database of relevant information designed to assist the Board in retrieving and analyzing comparative information. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of each Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds

73

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS International Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-, three- and ten-year periods, outperformed the benchmark index for the five-year period, and outperformed the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Global Fund:

The Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, underperformed the peer median group for the one-year period, and outperformed the peer group median for the three-, five- and ten-year periods.

Having considered, among other things: (1) the Fund's management compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

74

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

Sophus Emerging Markets Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, underperformed the peer group median for the one-, five- and ten-year periods, and matched the peer group median for the three-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion:

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which entails a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing and supporting quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

75

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
vcm.com	800-539-FUND (800-539-3863)

VPRSIF-AR (12/22)

December 31, 2022

Annual Report

Victory INCORE Low Duration Bond Fund

Victory High Yield Fund

Victory Tax-Exempt Fund

Victory High Income Municipal Bond Fund

Victory Floating Rate Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Managers' Commentary / Investment Overview (Unaudited)	5
Investment Objectives and Portfolio Holdings (Unaudited)	17
Schedules of Portfolio Investments
Victory INCORE Low Duration Bond Fund	22
Victory High Yield Fund	31
Victory Tax-Exempt Fund	37
Victory High Income Municipal Bond Fund	41
Victory Floating Rate Fund	46
Financial Statements
Statements of Assets and Liabilities	54
Statements of Operations	56
Statements of Changes in Net Assets	58
Financial Highlights	64
Notes to Financial Statements	84
Report of Independent Registered Public Accounting Firm	100
Supplemental Information (Unaudited)	101
Trustee and Officer Information	101
Proxy Voting and Portfolio Holdings Information	104
Expense Examples	104
Additional Federal Income Tax Information	106
Advisory Contract Approval	107
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

800-235-8396 for Member Class

Visit our website at:

vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

3

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class) or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory INCORE Low Duration Bond Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

The U.S. Federal Reserve (the "Fed"), reacting to elevated and more persistent than expected inflation, raised the Fed funds interest rate by 425 basis points (a basis point is 1/100th of a percentage point) in 2022, while shrinking the Fed balance sheet (quantitative tightening) by $358 billion from its peak in April. The U.S. Treasury yield curve bear-flattened and inverted in anticipation of a recession as short rates moved dramatically higher. In spread markets, investment-grade corporate bonds underperformed U.S. Treasury securities on a duration-adjusted basis by -1.25%. The Bloomberg US Aggregate Index finished the year down 13.01%, the worst year in index history. Even Treasury Inflation Protected Securities (TIPS) offered no respite, returning -11.85% during the year. The Bloomberg U.S. High Yield Index underperformed U.S. Treasury securities on a duration-adjusted basis by -3.71%, and finished the year down 11.19%, while the ICE BofA Investment Grade U.S. Convertible Index was down 7.74%. As the Fed outpaced most of the rest of the globe in rate hikes in 2022, the U.S. dollar appreciated against other major global currencies by 8.21%. Labor scarcity, inefficient regulatory policy ("greenflation"), war in Ukraine, and deglobalization (trading blocs now aligning based on geo-political alliance as well as some onshoring), contributed to persistent inflation in the United States and globally.

How did Victory INCORE Low Duration Bond Fund (the "Fund") perform during the reporting period?

The Fund returned -3.62% (Class A at net asset value), outperforming the Bloomberg U.S. Government 1-3 Year Bond Index, which returned -3.81% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's shorter relative duration position (meaning less interest rate risk than the Index) provided the bulk of positive relative performance, with a long dollar position contributing as well. Allocations to corporate bonds, asset-backed securities, and collateralized mortgage obligations contributed negatively to relative performance. We maintain overweight positions in corporate credit, high yield, and investment-grade convertible bonds, in companies we believe have solid balance sheets where the business model can withstand higher interest costs. In addition, the Fund's employment of a derivatives strategy overlay to efficiently manage the overall portfolio risks associated with the Fund's strategy contributed positively to performance during the year.

5

Victory INCORE Low Duration Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class Y
INCEPTION DATE	7/30/03		7/30/03		7/30/03	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg U.S. Government 1-3 Year Bond Index[1]
One Year	–3.62%	–5.76%	–4.26%	–5.21%	–4.03%	–3.30%	–3.81%
Five Year	1.00%	0.54%	0.26%	0.26%	0.59%	1.25%	0.74%
Ten Year	0.94%	0.71%	0.33%	0.33%	0.53%	1.19%	0.66%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Low Duration Bond Fund — Growth of $10,000

1The Bloomberg U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory High Yield Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

Riskier asset classes were punished in 2022, with the S&P 500® Index returning -18.11% for the year and multiple fixed income classes registering their worst returns ever. The 10-year U.S. Treasury returned -16.5%, the Bloomberg US Aggregate Bond Index returned -13.01% and the Bloomberg U.S. Corporate High Yield Index (the "Index") returned -11.19%. The year started with duration risk concerns, quickly passed to geo-political risks and faced steep inflation and recession worries the remainder of the year. U.S. high yield bonds outperformed U.S. Treasury bonds and investment-grade debt on shorter duration metrics and higher current yields even in a year of spread widening.

The U.S. Federal Reserve had to play catch up all year with rising rates against persistent inflation pressure. Economic growth slowed, and despite full employment, the corporate earnings results were choppy. Labor shortages and wage pressure, more supply chain imbalances, resurging COVID-19 implications and uneven fiscal policy responses all weighed heavily at different intervals throughout the year.

Through it all, companies in the below-investment-grade space reported decent earnings, considering the factors above and improved their credit metrics. Credit rating downgrades increased after the 18-month upgrade cycle post COVID-19, and the default rate inched higher but remains well below long-term averages.

The default rate typically has been the biggest driver of returns in the below-investment-grade space, and we agree with strategists' calls for it to continue higher in 2023 but not to levels of previous recessions or non-recessionary averages.

How did Victory High Yield Bond Fund (the "Fund") perform during the reporting period?

The Fund returned -16.87% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Index, which returned -11.19% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's management team takes a bottom-up and credit-by-credit approach to evaluating investments. We look for companies with strong free cash flow or situations in which our analysis finds less risk and more potential positive catalysts than the market is pricing in. We combine this credit selection with our larger market views, favoring some sectors for their cyclical strength during an economic rebound and others because of more secular, long-term trends.

The Fund had exposure to some sectors that were particularly volatile at certain times during the year. An overweight position, and security selection, in the Health Care sector detracted from performance relative to the Index, which is normally a very defensive sector during pre-recessionary periods. Revenues and demand were not the issues, but labor shortages and severe wage inflation were. Select investments in the Consumer Products and Building Materials sectors also hindered the Fund's relative performance. However, security selection in the Energy and Retail sectors contributed to the Fund's performance in addition to exposure in the out-of-index floating rate loan asset class to capture the rising coupon rate.

7

Victory High Yield Fund

Managers' Commentary (continued)

Even as volatility remains high and concern is mounting for a recessionary environment, we still believe there are attractive opportunities in U.S. high yield bonds. The high trailing 12-month yield of 8.15%, combined with total return potential of bonds trading near 85% of par, help to mitigate many of these risks. We expect default rates will rise but not spike, from a starting point of strong credit fundamentals and investor demand for yield.

8

Victory High Yield Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class Y
INCEPTION DATE	9/1/98		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg U.S. Corporate High Yield Index[1]
One Year	–16.87%	–18.79%	–17.41%	–18.19%	–17.07%	–16.58%	–11.19%
Five Year	1.57%	1.11%	0.88%	0.88%	1.24%	1.86%	2.31%
Ten Year	3.33%	3.09%	2.73%	2.73%	2.97%	3.60%	4.03%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory High Yield Fund — Growth of $10,000

1The Bloomberg U.S. Corporate High Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

9

Victory Tax-Exempt Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

Like most fixed income asset classes, the municipal market posted negative returns in 2022. The Bloomberg Municipal Bond Index (the "Index") returned -8.53% for the year, marking the lowest calendar year return for the index since the early 1980s. As a result of the U.S. Federal Reserve's fight to reduce inflation, there was a significant increase in both U.S. Treasury and AAA Municipal rates in 2022. This increase in rates was a primary driver of the poor returns in municipal bonds. The municipal market was also hampered by significant investor outflows from municipal mutual funds. This decrease in demand combined with rising rates to drive municipal returns materially negative for the year. While the increase in rates in 2022 was painful in the short term, we believe the now higher rates bode well for future returns, as starting yield typically has been a good predictor for long-term fixed income returns. The starting yield of the Index increased from 1.11% to 3.55% for the year. We believe the new yield levels offer investors a better entry point into the municipal market and the levels are even more attractive when you consider the tax-free treatment of most municipal bonds.

How did Victory Tax-Exempt Fund (the "Fund") perform during the reporting period?

The Fund returned -11.70% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Index, which returned -8.53% for the reporting period.

What strategies did you employ during the reporting period?

The Fund tends to be more credit-heavy than the Index, holding more BBB-rated (the lowest category, highest risk level of investment grade) bonds than the Index. We overweight these credits to provide additional tax-free income to our investors. These bonds performed poorly in 2022, as their prices decreased even more than AAA-rated bonds due to investors wanting to decrease risk in a down market. This dynamic helped drive the Fund's relative underperformance in 2022. However, as alluded to above, we believe our overweight to these bonds will serve investors well in the long term.

We remain committed to our core competency of evaluating, taking, and managing credit risk in the municipal market. We continue to build our portfolios bond-by-bond, relying on our assessment of fundamental credit risk and attempting to capture and distribute incremental yield that will drive higher long-term income to our investors. While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term.

10

Victory Tax-Exempt Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class Y
INCEPTION DATE	2/16/93		8/7/00		5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg Municipal Bond Index[1]
One Year	–11.70%	–13.73%	–12.40%	–13.25%	–11.60%	–8.53%
Five Year	1.17%	0.71%	0.39%	0.39%	1.30%	1.25%
Ten Year	1.82%	1.58%	1.18%	1.18%	1.94%	2.13%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Tax-Exempt Fund — Growth of $10,000

1The unmanaged Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

11

Victory High Income Municipal Bond Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

Like most fixed income asset classes, the municipal market posted negative returns in 2022. The Bloomberg Municipal Bond Index (the "Index") returned -8.53% for the year, marking the lowest calendar year return for the Index since the early 1980s. As a result of the U.S. Federal Reserve's fight to reduce inflation, there was a significant increase in both U.S. Treasury and AAA Municipal rates in 2022. This increase in rates was a primary driver of the poor returns in municipal bonds. The municipal market was also hampered by significant investor outflows from municipal mutual funds. This decrease in demand combined with rising rates to drive municipal returns materially negative for the year. While the increase in rates in 2022 was painful in the short term, we believe the now higher rates bode well for future returns, as starting yield typically has been a good predictor for long-term fixed income returns. The starting yield of the Index increased from 1.11% to 3.55% for the year. We believe the new yield levels offer investors a better entry point into the municipal market and the levels are even more attractive when you consider the tax-free treatment of most municipal bonds.

How did Victory High Income Municipal Bond Fund (the "Fund") perform during the reporting period?

The Fund returned -14.48% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Index, which returned -8.53% for the reporting period.

What strategies did you employ during the reporting period?

The Fund tends to be more credit-heavy than the Index, holding more BBB-rated (the lowest category, highest risk level of investment grade) bonds than the Index. We overweight these credits to provide additional tax-free income to our investors. These bonds performed poorly in 2022, as their prices decreased even more than AAA-rated bonds due to investors wanting to decrease risk in a down market. This dynamic helped drive the Fund's relative underperformance in 2022. However, as alluded to above, we believe our overweight to these bonds will serve investors well in the long term.

We remain committed to our core competency of evaluating, taking, and managing credit risk in the municipal market. We continue to build our portfolios bond-by-bond, relying on our assessment of fundamental credit risk and attempting to capture and distribute incremental yield that will drive higher long-term income to our investors. While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term.

12

Victory High Income Municipal Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class Y	Member Class
INCEPTION DATE	12/31/09		12/31/09		12/31/09	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Municipal Bond Index[1]	Bloomberg High Yield Municipal Bond Index[2]
One Year	–14.48%	–16.44%	–15.14%	–15.96%	–14.29%	–14.35%	–8.53%	–13.10%
Five Year	0.71%	0.25%	–0.05%	–0.05%	0.94%	N/A	1.25%	2.63%
Ten Year	2.09%	1.86%	1.47%	1.47%	2.33%	N/A	2.13%	3.49%
Since Inception	N/A	N/A	N/A	N/A	N/A	–2.55%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory High Income Municipal Bond Fund — Growth of $10,000

1The unmanaged Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and is not possible to invest directly in an index.

2The Bloomberg High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S. high-yield municipal debt market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

13

Victory Floating Rate Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Riskier asset classes were punished in 2022, with the S&P 500® Index returning -18.11% for the year and multiple fixed income classes registering their worst returns ever. The 10-year U.S. Treasury returned -16.5%, the Bloomberg US Aggregate Bond Index returned -13.01% and the Bloomberg U.S. Corporate High Yield Index returned -11.19%. The year started with duration risk concerns, quickly passed to geo-political risks and faced steep inflation and recession worries the remainder of the year. The Morningstar LSTA US Leveraged Loan Index (the "Index") returned -0.60%, a relative outlier as their current yields mitigated duration and inflation risk.

The U.S. Federal Reserve had to play catch up all year with rising rates against persistent inflation pressure. Economic growth slowed, and despite full employment, the corporate earnings results were choppy. Labor shortages and wage pressure, more supply chain imbalances, resurging COVID-19 implications and uneven fiscal policy responses all weighed heavily at different intervals throughout the year.

Through it all, companies in the below-investment-grade space reported decent earnings considering the factors above and improved their credit metrics. Credit rating downgrades increased after the 18-month upgrade cycle post COVID-19, and the default rate inched higher to 0.7%, but this is well below long-term averages.

The default rate typically has been the biggest driver of returns in the below-investment-grade space, and we agree with strategists' calls for it to continue higher in 2023 but not to levels of previous recessions or non-recessionary averages.

How did Victory Floating Rate Fund (the "Fund") perform during the reporting period?

The Fund returned -7.01% (Class A at net asset value) for the fiscal year ended December 31, 2022, underperforming the Index, which returned -0.60% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's management team takes a bottom-up and credit-by-credit approach to evaluating investments. We look for companies with strong free cash flow or situations in which our analysis finds less risk and more potential positive catalysts than the market is pricing in. We combine this credit selection with our larger market views, favoring some sectors for their cyclical strength during an economic rebound and others because of more secular, long-term trends.

The Fund had exposure to some sectors that were particularly volatile at certain times during the year. An overweight position, and security selection, in the Health Care sector detracted from performance relative to the Index, which is normally a very defensive sector during pre-recessionary periods. Revenues and demand were not the issues, but labor shortages and severe wage inflation were. Select investments in the Retail and Building Materials sectors also hindered the Fund's relative performance, along with an allocation to fixed rate bonds in the first half of the year. However, security selection in the Energy and Chemicals sectors contributed to the Fund's performance in addition to exposure in the Industrials sector.

14

Victory Floating Rate Fund

Managers' Commentary (continued)

Even as floating bank loan rates remain elevated, pressuring some heavily indebted companies, we still believe there are attractive opportunities given the high current income, below average trading price of loans and very short duration. We believe default rates will rise but not spike, due to a starting point of strong credit fundamentals and investor demand for floating rate loans if short-term rates continue to rise.

15

Victory Floating Rate Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class A		Class C		Class R	Class Y	Member Class
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09	11/2/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Morningstar LSTA US Leveraged Loan Index[1]
One Year	–7.01%	–9.06%	–7.77%	–8.65%	–7.55%	–6.80%	–6.87%	–0.60%
Five Year	2.16%	1.70%	1.32%	1.32%	1.59%	2.36%	N/A	3.31%
Ten Year	2.72%	2.48%	2.07%	2.07%	2.18%	2.94%	N/A	3.67%
Since Inception	N/A	N/A	N/A	N/A	N/A	N/A	0.53%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Floating Rate Fund — Growth of $10,000

1The Morningstar LSTA US Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar-denominated institutional leverages loans. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. Effective at the close of business August 26, 2022, the index was rebranded from S&P/LSTA U.S. Leveraged Loan Index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

16

Victory Portfolios Victory INCORE Low Duration Bond Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income consistent with preservation of capital.

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

17

Victory Portfolios Victory High Yield Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide current income. Capital appreciation is a secondary objective.

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

18

Victory Portfolios Victory Tax-Exempt Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital.

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

19

Victory Portfolios Victory High Income Municipal Bond Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high current income exempt from federal income tax with a secondary objective of capital appreciation.

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

20

Victory Portfolios Victory Floating Rate Fund	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

WestJet Airlines Ltd., Initial Term Loan, First Lien	1.7%
Fertitta Entertainment LLC, Initial B Term Loan, First Lien	1.7%
AAdvantage Loyalty IP Ltd., Initial Term Loan, First Lien	1.6%
iHeartCommunications, Inc., Term Loans, First Lien	1.6%
19th Holdings Golf LLC, Initial Term Loans, First Lien	1.6%
Intelsat Jackson Holdings SA, Term B loan, First Lien	1.5%
Delta Air Lines, Inc. and Skymiles IP Ltd., Initial Term Loan, First Lien	1.5%
Mileage Plus Holdings LLC, Initial Term Loan, First Lien	1.5%
Petco Health and Wellness Co., Inc., Initial Term Loans, First Lien	1.5%
Harbor Purchaser, Inc.	1.4%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

21

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Principal Amount	Value
Asset-Backed Securities (7.4%)
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class C, 0.89%, 10/19/26, Callable 2/18/25 @ 100	$1,815,000	$1,666,561
CarMax Auto Owner Trust, Series 2020-4, Class B, 0.85%, 6/15/26, Callable 12/15/24 @ 100	434,000	399,973
GM Financial Automobile Leasing Trust, Series 2021-1, Class C, 0.70%, 2/20/25, Callable 8/20/23 @ 100	1,168,000	1,136,201
GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class C, 1.28%, 1/19/27, Callable 4/16/25 @ 100	886,000	797,426
JPMorgan Chase Bank NA, Series 2021-2, Class B, 0.89%, 12/26/28, Callable 6/25/25 @ 100 (a)	474,128	453,125
Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.75%, 2/17/26, Callable 9/15/24 @ 100	937,635	921,343
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90%, 6/15/26, Callable 12/15/24 @ 100	1,125,000	1,092,523
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95%, 9/15/27, Callable 11/15/24 @ 100	915,000	882,628
Santander Retail Auto Lease Trust, Series 2021-A, Class C, 1.14%, 3/20/26, Callable 4/20/24 @ 100 (a)	2,200,000	2,079,442
United Auto Credit Securitization Trust, Series 2022-1, Class C, 2.61%, 6/10/27, Callable 1/10/25 @ 100 (a)	731,000	702,722
Westlake Automobile Receivables Trust, Series 2021-1A, Class C, 0.95%, 3/16/26, Callable 11/15/24 @ 100 (a)	1,230,000	1,178,725
Westlake Automobile Receivables Trust, Series 2021-2A, Class C, 0.89%, 7/15/26, Callable 2/15/25 @ 100 (a)	1,223,000	1,152,945
Westlake Automobile Receivables Trust, Series 2022-1A, Class C, 3.11%, 3/15/27, Callable 6/15/25 @ 100 (a)	1,000,000	947,453
Total Asset-Backed Securities (Cost $14,126,934)		13,411,067
Collateralized Mortgage Obligations (16.3%)
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class A4, 3.71%, 9/15/48, Callable 9/15/25 @ 100	1,000,000	950,401
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 1/10/48, Callable 1/10/26 @ 100	925,000	881,155
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.60%, 1/10/48, Callable 1/10/26 @ 100	494,860	468,988
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A2, 3.28%, 5/10/58, Callable 5/10/26 @ 100	489,000	454,101
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A4, 3.19%, 4/10/48, Callable 4/10/25 @ 100	465,000	440,838
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A4, 2.90%, 7/10/49, Callable 7/10/26 @ 100	1,226,000	1,124,708
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.78%, 9/10/58, Callable 5/10/26 @ 100	1,502,000	1,432,112
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5, 3.72%, 9/15/48, Callable 5/15/26 @ 100	1,662,000	1,583,427
COMM Mortgage Trust, Series 2013-CR10, Class A4, 4.21%, 8/10/46, Callable 8/10/23 @ 100 (b)	2,000,000	1,982,606

See notes to financial statements.

22

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
COMM Mortgage Trust, Series 2015-CR25, Class A4, 3.76%, 8/10/48, Callable 8/10/25 @ 100	$1,219,000	$1,164,706
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5, 3.09%, 1/15/49, Callable 5/15/26 @ 100	696,000	641,101
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.72%, 8/15/48, Callable 8/15/25 @ 100	1,280,899	1,222,790
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A4, 3.50%, 6/15/57, Callable 5/15/25 @ 100	667,000	630,589
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.81%, 11/15/48, Callable 11/15/25 @ 100	832,000	793,239
GS Mortgage Securities Trust, Series 2015-GC30, Class A4, 3.38%, 5/10/50, Callable 5/10/25 @ 100	1,624,000	1,541,516
GS Mortgage Securities Trust, Series 2016-GS2, Class A4, 3.05%, 5/10/49, Callable 5/10/26 @ 100	1,778,000	1,650,260
GS Mortgage Securities Trust, Series 2015-GC32, Class A4, 3.76%, 7/10/48, Callable 7/10/25 @ 100	1,098,000	1,046,868
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A4, 3.77%, 12/15/48, Callable 11/15/25 @ 100	1,938,000	1,850,461
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4, 3.23%, 10/15/48, Callable 4/15/25 @ 100	1,191,000	1,131,192
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3, 3.80%, 8/15/48, Callable 8/15/25 @ 100	453,164	434,363
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A5, 3.58%, 3/17/49, Callable 2/15/26 @ 100	1,321,000	1,246,913
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4, 3.33%, 5/15/49, Callable 5/15/26 @ 100	2,018,000	1,884,144
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A4, 3.64%, 6/15/48, Callable 6/15/25 @ 100	1,092,000	1,041,424
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class A4, 3.70%, 11/15/48, Callable 11/15/25 @ 100	1,593,000	1,513,711
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48, Callable 5/15/25 @ 100	732,000	694,147
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.81%, 12/15/48, Callable 12/15/25 @ 100	532,000	506,067
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4, 3.66%, 9/15/58, Callable 8/15/25 @ 100	1,248,000	1,188,287
Total Collateralized Mortgage Obligations (Cost $31,051,174)		29,500,114
Convertible Corporate Bonds (5.5%)
Consumer Discretionary (0.8%):
Booking Holdings, Inc., 0.75%, 5/1/25 (c)	525,000	703,652
Expedia Group, Inc., 2/15/26 (d)	590,000	512,521
Ford Motor Co., 3/15/26 (d)	290,000	274,427
		1,490,600
Energy (0.8%):
Pioneer Natural Resources Co., 0.25%, 5/15/25	565,000	1,318,744

See notes to financial statements.

23

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares or Principal Amount	Value
Financials (1.2%):
Ares Capital Corp., 4.63%, 3/1/24	$730,000	$772,289
Barclays Bank PLC 2/4/25 (d)	270,000	349,326
2/18/25 (d)	230,000	239,260
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (a)	800,000	813,152
		2,174,027
Health Care (0.7%):
Anthem, Inc., 2.75%, 10/15/42	110,000	804,709
Illumina, Inc., 8/15/23 (d)	530,000	512,913
		1,317,622
Industrials (0.5%):
Southwest Airlines Co., 1.25%, 5/1/25 (c)	710,000	856,224
Information Technology (1.3%):
Akamai Technologies, Inc., 0.13%, 5/1/25	375,000	395,951
Block, Inc., 0.25%, 11/1/27	195,000	147,654
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100	730,000	692,157
Vishay Intertechnology, Inc., 2.25%, 6/15/25	225,000	218,093
Western Digital Corp., 1.50%, 2/1/24	995,000	949,618
		2,403,473
Real Estate (0.2%):
Kite Realty Group LP, 0.75%, 4/1/27 (a)	435,000	401,979
Total Convertible Corporate Bonds (Cost $9,300,675)		9,962,669
Convertible Preferred Stocks (1.7%)
Financials (1.0%):
Bank of America Corp., Series L, 7.25% (e)	655	759,800
KKR & Co., Inc., Series C, 9/15/23, 6.00%	6,495	371,839
Wells Fargo & Co., Series L, 7.50% (e)	550	651,750
		1,783,389
Health Care (0.1%):
Danaher Corp., Series B, 4/15/23, 5.00% (c)	146	198,056
Utilities (0.6%):
American Electric Power Co., Inc., 8/15/23, 6.13%	3,530	182,077
NextEra Energy, Inc., 3/1/23, 5.28%	14,070	713,349
NiSource, Inc., 3/1/24, 7.75%	1,710	176,575
		1,072,001
Total Convertible Preferred Stocks (Cost $3,360,039)		3,053,446
Corporate Bonds (37.3%)
Communication Services (1.5%):
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/1/24, Callable 1/1/24 @ 100	$496,000	490,018
Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100	1,388,000	1,371,400

See notes to financial statements.

24

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Hughes Satellite Systems Corp., 6.63%, 8/1/26	$550,000	$513,375
Verizon Communications, Inc., 3.38%, 2/15/25	354,000	343,157
		2,717,950
Consumer Discretionary (3.9%):
D.R. Horton, Inc., 4.75%, 2/15/23, Callable 2/6/23 @ 100	3,027,000	3,025,184
General Motors Co., 4.88%, 10/2/23	1,297,000	1,295,781
General Motors Financial Co., Inc., 5.10%, 1/17/24, Callable 12/17/23 @ 100	1,549,000	1,544,523
Kohl's Corp., 4.25%, 7/17/25, Callable 4/17/25 @ 100	1,194,000	1,119,160
		6,984,648
Consumer Staples (0.8%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (c)	322,000	315,637
Tyson Foods, Inc., 3.95%, 8/15/24, Callable 5/15/24 @ 100	1,170,000	1,151,116
		1,466,753
Energy (1.9%):
Continental Resources, Inc. 4.50%, 4/15/23, Callable 2/6/23 @ 100	801,000	798,189
2.27%, 11/15/26, Callable 11/15/23 @ 100 (a)	797,000	691,174
HollyFrontier Corp., 2.63%, 10/1/23	971,000	940,860
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23	1,010,000	1,008,071
		3,438,294
Financials (15.2%):
Bank of America Corp. 4.20%, 8/26/24, MTN	1,660,000	1,634,353
5.16% (SOFR+105bps), 2/4/28, Callable 2/4/27 @ 100 (f)	2,016,000	1,941,972
Capital One Financial Corp. 3.30%, 10/30/24, Callable 9/30/24 @ 100	684,000	660,149
1.34% (SOFR+69bps), 12/6/24, Callable 12/6/23 @ 100 (f)	1,695,000	1,623,539
2.64% (SOFR+129bps), 3/3/26, Callable 3/3/25 @ 100 (f)	2,052,000	1,923,955
Citigroup, Inc., 3.11% (SOFR+284bps), 4/8/26, Callable 4/8/25 @ 100 (f)	2,772,000	2,621,869
Dana Financing Luxembourg Sarl, 5.75%, 4/15/25, Callable 2/6/23 @ 101.44 (a)	772,000	761,115
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100	1,660,000	1,640,910
3.65%, 1/25/24, Callable 12/25/23 @ 100	799,000	787,239
Harley-Davidson Financial Services, Inc., 3.35%, 2/15/23, Callable 2/6/23 @ 100 (a)	1,488,000	1,483,387
JPMorgan Chase & Co. 2.30% (SOFR+116bps), 10/15/25, Callable 10/15/24 @ 100 (f)	1,000,000	941,350
2.60% (SOFR+92bps), 2/24/26, Callable 2/24/25 @ 100 (f)	933,000	877,589
JPMorgan Chase Co., 5.38% (SOFRRATE+118bps), 2/24/28, Callable 2/24/27 @ 100 (f)	1,350,000	1,308,164
Morgan Stanley, 0.53%, 1/25/24, Callable 1/25/23 @ 100	2,575,000	2,559,112
State Street Corp., 5.75% (SOFR+135bps), 11/4/26, Callable 11/4/25 @ 100 (f)	1,907,000	1,958,832
The Bank of New York Mellon Corp., 4.41% (SOFR+135bps), 7/24/26, Callable 7/24/25 @ 100 (c) (f)	1,783,000	1,757,271

See notes to financial statements.

25

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
The Goldman Sachs Group, Inc., 6.17% (SOFR+185bps), 3/15/28, Callable 3/15/27 @ 100 (c) (f)	$500,000	$492,395
Wells Fargo & Co. 0.81% (SOFR+51bps), 5/19/25, Callable 5/19/24 @ 100, MTN (f)	585,000	547,712
2.41% (SOFR+109bps), 10/30/25, Callable 10/30/24 @ 100, MTN (f)	2,077,000	1,966,898
		27,487,811
Health Care (3.7%):
Centene Corp., 4.25%, 12/15/27, Callable 1/23/23 @ 102.13	621,000	583,150
HCA, Inc., 5.00%, 3/15/24	2,479,000	2,465,415
Mylan, Inc., 3.13%, 1/15/23 (a)	2,479,000	2,476,025
Universal Health Services, Inc., 1.65%, 9/1/26, Callable 8/1/26 @ 100 (a)	1,387,000	1,190,518
		6,715,108
Industrials (1.0%):
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100	1,115,000	1,105,690
EnPro Industries, Inc., 5.75%, 10/15/26, Callable 2/6/23 @ 102.88	725,000	708,274
		1,813,964
Information Technology (3.3%):
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24, Callable 11/15/23 @ 100	2,175,000	2,137,829
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100	1,173,000	1,161,821
KLA Corp., 4.65%, 11/1/24, Callable 8/1/24 @ 100	144,000	143,753
Marvell Technology Group Ltd., 4.20%, 6/22/23, Callable 5/22/23 @ 100	941,000	931,985
NCR Corp., 5.00%, 10/1/28, Callable 10/1/23 @ 102.5 (a)	642,000	550,862
Seagate HDD Cayman, 4.88%, 3/1/24, Callable 1/1/24 @ 100	1,000,000	981,790
		5,908,040
Materials (1.1%):
Southern Copper Corp., 3.88%, 4/23/25	2,050,000	1,990,611
Real Estate (2.7%):
American Tower Corp., 3.00%, 6/15/23	1,000,000	989,740
Equinix, Inc., 1.25%, 7/15/25, Callable 6/15/25 @ 100	700,000	634,053
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (a)	638,000	554,071
Piedmont Operating Partnership LP, 3.40%, 6/1/23, Callable 3/1/23 @ 100	1,629,000	1,613,085
Regency Centers, LP, 3.90%, 11/1/25, Callable 8/1/25 @ 100	1,194,000	1,130,157
		4,921,106
Utilities (2.2%):
Ameren Corp., 2.50%, 9/15/24, Callable 8/15/24 @ 100	588,000	561,805
Exelon Corp., 3.95%, 6/15/25, Callable 3/15/25 @ 100	591,000	577,242
WEC Energy Group, Inc., 5.00%, 9/27/25, Callable 8/27/25 @ 100	2,870,000	2,874,649
		4,013,696
Total Corporate Bonds (Cost $70,116,721)		67,457,981

See notes to financial statements.

26

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Residential Mortgage-Backed Securities (0.8%)
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A1, 5.50%, 10/25/20	$15,008	$14,016
JPMorgan Mortgage Trust, Series 2014-5, Class A11, 2.79%, 10/25/29, Callable 2/25/24 @ 100 (a) (b)	1,086,285	1,023,804
JPMorgan Mortgage Trust, Series 2017-3, Class 2A2, 2.50%, 8/25/47, Callable 4/25/28 @ 100 (a) (b)	579,811	480,960
Total Residential Mortgage-Backed Securities (Cost $1,685,156)		1,518,780
Yankee Dollars (9.1%)
Communication Services (0.3%):
SES SA, 3.60%, 4/4/23 (a)	503,000	499,902
Consumer Discretionary (1.1%):
Stellantis NV, 5.25%, 4/15/23	2,048,000	2,044,027
Consumer Staples (2.6%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (a)	2,346,000	2,329,508
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 2/6/23 @ 100 (a)	2,391,000	2,367,401
		4,696,909
Energy (1.1%):
Canadian Natural Resources Ltd., 3.80%, 4/15/24, Callable 1/15/24 @ 100	1,180,000	1,158,335
Ecopetrol SA, 5.88%, 9/18/23	846,000	841,212
		1,999,547
Financials (1.8%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26, Callable 12/30/25 @ 100	1,100,000	969,452
HSBC Holdings PLC, 1.16% (SOFR+58bps), 11/22/24, Callable 11/22/23 @ 100 (f)	1,000,000	951,480
The Toronto-Dominion Bank, 2.35%, 3/8/24 (c)	1,359,000	1,317,917
		3,238,849
Industrials (0.3%):
Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102 (a)	606,000	522,699
Materials (1.5%):
Anglo American Capital PLC, 3.63%, 9/11/24 (a)	2,880,000	2,785,680
Utilities (0.4%):
Enel Generacion Chile SA, 4.25%, 4/15/24, Callable 1/15/24 @ 100	655,000	643,498
Total Yankee Dollars (Cost $17,195,019)		16,431,111

See notes to financial statements.

27

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares or Principal Amount	Value
U.S. Government Mortgage-Backed Agencies (3.1%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 8/1/40	$373,844	$378,446
5.50%, 10/25/23	400	397
7.00%, 9/1/38	2,135	2,293
Series 4320, Class AP, 3.50%, 7/15/39	599,622	579,909
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40	1,254,093	1,217,166
Series 4444, Class CH, 3.00%, 1/15/41	71,563	71,128
		2,249,339
Federal National Mortgage Association 6.00%, 2/1/37	643,230	674,630
Series 2013-33, Class UD, 2.50%, 4/25/39	131,096	129,004
Series 2011-21, Class PA, 4.50%, 5/25/40	1,176,537	1,167,945
5.00%, 2/1/41 – 10/1/41	1,490,321	1,507,152
		3,478,731
Total U.S. Government Mortgage-Backed Agencies (Cost $6,074,484)		5,728,070
U.S. Treasury Obligations (14.7%)
U.S. Treasury Notes 4.38%, 10/31/24	8,500,000	8,475,430
3.50%, 9/15/25	18,553,000	18,184,839
Total U.S. Treasury Obligations (Cost $26,752,995)		26,660,269
Collateral for Securities Loaned (1.2%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (g)	528,624	528,624
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (g)	528,624	528,624
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (g)	528,624	528,624
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (g)	528,624	528,624
Total Collateral for Securities Loaned (Cost $2,114,496)		2,114,496
Total Investments (Cost $181,777,693) — 97.1%		175,838,003
Other assets in excess of liabilities — 2.9%		5,165,231
NET ASSETS — 100.00%		$181,003,234

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $25,446,649 and amounted to 14.1% of net assets.

(b)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2022.

(c)  All or a portion of this security is on loan.

(d)  Zero-coupon bond.

See notes to financial statements.

28

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

(e)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(f)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2022.

(g)  Rate disclosed is the daily yield on December 31, 2022.

bps — Basis points

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	181	3/31/23	$37,114,583	$37,119,141	$4,558
British Pound Futures	32	3/13/23	2,479,601	2,416,800	(62,801)
Mexican Peso Futures	56	3/13/23	1,402,521	1,417,360	14,839
					$(43,404)

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	22	3/22/23	$2,483,345	$2,470,531	$12,814
5-Year U.S. Treasury Note Futures	41	3/31/23	4,429,459	4,425,117	4,342
Australian Dollar Futures	16	3/13/23	1,101,200	1,092,560	8,640
Micro E-Mini S&P 500 Index Futures	168	3/17/23	3,353,156	3,243,240	109,916
Ultra Long Term U.S. Treasury Bond Futures	4	3/22/23	542,892	537,250	5,642
					$141,354
Total unrealized appreciation					$160,751
Total unrealized depreciation					(62,801)
Total net unrealized appreciation (depreciation)					$97,950

See notes to financial statements.

29

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instruments	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at December 31, 2022 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 39	5.00%	12/20/27	Quarterly	4.82%	$11,000,000	$74,587	$(322,500)	$397,087
						$74,587	$(322,500)	$397,087

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

30

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares or Principal Amount	Value
Common Stocks (0.5%)
Communication Services (0.3%):
Altice USA, Inc., Class A (a)	38,825	$178,595
iHeartMedia, Inc., Class A (a)	30,500	186,965
Sinclair Broadcast Group, Inc., Class A	17,500	271,425
		636,985
Consumer Discretionary (0.1%):
Men's Wearhouse, Inc. (f)	31,563	226,212
Health Care (0.1%):
Surgery Partners, Inc. (a)	9,390	261,605
Total Common Stocks (Cost $1,959,997)		1,124,802
Senior Secured Loans (15.3%)
19th Holdings Golf LLC, Initial Term Loans, First Lien, 7.28% (SOFR01M+300bps), 1/27/29 (b)	$2,238,750	2,048,456
Air Methods Corp., Initial Term Loans, First Lien, 7.17% (LIBOR03M+350bps), 4/21/24 (b)	1,938,461	1,080,692
Bausch Health Cos., Inc., Second Amendment Term Loan, First Lien, 9.57% (SOFR01M+525bps), 2/1/27 (b)	2,925,000	2,213,260
Clear Channel Outdoor Holdings, Inc., Term B Loan, First Lien, 7.91% (LIBOR03M+350bps), 8/21/26 (b)	2,742,912	2,493,115
Covis Pharma Holdings S.a.r.l., Dollar Term B Loans, First Lien, 10.05% (SOFR03M+650bps), 2/14/27 (b)	2,646,875	1,429,313
CP Altas Buyer, Inc., Term B Loans, First Lien, 7.57% (LIBOR01M+350bps), 11/23/27 (b)	1,975,532	1,725,035
Diamond Sports Group LLC, Term Loan, First Lien, 12.32% (SOFR01M+810bps), 5/25/26 (b)	519,695	490,681
Diamond Sports Group LLC, Term Loan, Second Lien, 7.57% (SOFR01M+335bps), 8/24/26 (b)	7,004,250	840,510
Envision Healthcare Corp., First Out Term Loan, First Lien, 11.91% (SOFR01M+788bps), 7/22/27 (b)	311,172	275,777
Envision Healthcare Corp., Third Out term Loans, First Lien, 7.87% (SOFR01M+375bps), 3/31/27 (b)	864,021	216,005
Intelsat Jackson Holdings SA, Term B loan, First Lien, 7.19% (SOFR06M+425bps), 2/1/29 (b)	3,807,311	3,668,611
Jo-Ann Stores LLC, Term B-1 Loan, First Lien, 9.08% (LIBOR03M+475bps), 6/30/28 (b)	1,566,635	1,052,262
Knight Health Holdings LLC, Term B Loans, First Lien, 9.32% (LIBOR01M+525bps), 12/17/28 (b)	3,960,000	2,306,700
LifeScan Global Corp., Initial Term Loan, First Lien, 9.74% (LIBOR03M+600bps), 10/1/24 (b)	3,638,868	2,608,850
Neptune BidCo US, Inc., Dollar Term B Loan, First Lien, 8.82% (SOFR03M+500bps), 4/11/29 (b)	1,500,000	1,335,945
Petco Health and Wellness Co., Inc., Initial Term Loans, First Lien, 6.92% (LIBOR03M+325bps), 3/4/28 (b)	1,438,908	1,394,993
Radiology Partners, Inc., Term Loan New, First Lien, 8.64% (LIBOR01M+425bps), 7/9/25 (b)	2,000,000	1,672,500

See notes to financial statements.

31

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
SWF Holdings Corp. I, Initial Term Loans, First Lien, 8.75% (LIBOR03M+400bps), 10/6/28 (b)	$2,332,375	$1,899,719
Team Health Holdings, Inc., Facility Extending Term Loan B, First Lien, 9.34% (SOFR01M+525bps), 2/2/27 (b)	2,283,664	1,707,039
The Michaels Cos., Inc., Term B Loans, First Lien, 7.92% (LIBOR03M+425bps), 4/15/28 (b)	3,943,703	3,393,793
Traverse Midstream Partners LLC, Advance, First Lien, 8.80% (SOFR01M+425bps), 9/27/24 (b)	1,751,585	1,745,560
United Airlines, Inc., Class B Term Loans, First Lien, 8.11% (LIBOR03M+375bps), 4/21/28 (b)	1,972,481	1,943,998
Total Senior Secured Loans (Cost $47,710,176)		37,542,814
Corporate Bonds (72.3%)
Communication Services (12.8%):
Audacy Capital Corp., 6.50%, 5/1/27, Callable 1/23/23 @ 104.88 (c)	3,500,000	664,370
CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88 (c)	5,500,000	3,109,810
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26, Callable 2/6/23 @ 103.38 (c) (d)	4,960,000	4,165,656
Entercom Media Corp., 6.75%, 3/31/29, Callable 3/31/24 @ 103.38 (c) (d)	4,200,000	743,064
Frontier Communications Holdings LLC, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5 (c)	3,250,000	2,834,065
Gray Television, Inc. 7.00%, 5/15/27, Callable 1/17/23 @ 105.25 (c)	3,000,000	2,664,600
4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (c)	2,250,000	1,627,988
iHeartCommunications, Inc., 8.38%, 5/1/27, Callable 1/23/23 @ 104.19 (d)	4,510,000	3,841,167
Nexstar Broadcasting, Inc., 5.63%, 7/15/27, Callable 1/17/23 @ 104.22 (c)	2,000,000	1,836,900
Scripps Escrow II, Inc., 5.38%, 1/15/31, Callable 1/15/26 @ 102.69 (c) (d)	2,600,000	2,092,454
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (c) (d)	3,500,000	2,450,035
TEGNA, Inc., 5.00%, 9/15/29, Callable 9/15/24 @ 102.5	3,000,000	2,840,040
Univision Communications, Inc., 5.13%, 2/15/25, Callable 1/17/23 @ 100.85 (c)	2,500,000	2,381,650
		31,251,799
Consumer Discretionary (19.3%):
Academy Ltd., 6.00%, 11/15/27, Callable 11/15/23 @ 103 (c)	1,800,000	1,728,990
American Axle & Manufacturing, Inc., 5.00%, 10/1/29, Callable 10/1/24 @ 102.5 (d)	4,100,000	3,288,528
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 3/1/29, Callable 3/1/24 @ 102.69 (c) (d)	2,000,000	1,717,200
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 1/23/23 @ 102.94	2,000,000	1,763,780
Caesars Entertainment, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (c)	2,505,000	2,463,567
Cinemark USA, Inc., 5.25%, 7/15/28, Callable 7/15/24 @ 102.63 (c)	3,000,000	2,228,340
Clarios Global LP/Clarios US Finance Co., 8.50%, 5/15/27, Callable 2/6/23 @ 104.25 (c)	3,000,000	2,934,960
Ford Motor Co., 6.10%, 8/19/32, Callable 5/19/32 @ 100	2,500,000	2,316,150
LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13 (c)	3,550,000	2,302,388
Life Time, Inc., 5.75%, 1/15/26, Callable 2/6/23 @ 102.88 (c)	4,000,000	3,728,560
MGM Resorts International, 5.50%, 4/15/27, Callable 1/15/27 @ 100	3,475,000	3,229,943
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/1/30, Callable 2/1/25 @ 102.75 (c)	900,000	723,177

See notes to financial statements.

32

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29, Callable 2/15/24 @ 103.88 (c)	$3,600,000	$3,358,440
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.63%, 9/1/29, Callable 9/1/24 @ 102.81 (c)	2,000,000	1,471,580
5.88%, 9/1/31, Callable 9/1/26 @ 102.98 (c)	4,800,000	3,386,256
Scientific Games Holdings LP/Scientific Games US FinCo., Inc., 6.63%, 3/1/30, Callable 3/1/25 @ 103.31 (c)	3,000,000	2,533,230
The Hertz Corp., 5.00%, 12/1/29, Callable 12/1/24 @ 102.5 (c)	5,000,000	3,792,250
The Michaels Cos., Inc., 7.88%, 5/1/29, Callable 5/1/24 @ 103.94 (c) (d)	2,350,000	1,585,992
Viking Cruises Ltd., 13.00%, 5/15/25, Callable 1/23/23 @ 109.75 (c)	2,700,000	2,862,054
		47,415,385
Consumer Staples (0.8%):
Post Holdings, Inc., 4.50%, 9/15/31, Callable 9/15/26 @ 102.25 (c)	1,000,000	844,660
Simmons Foods, Inc./Simmons prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 3/1/29, Callable 3/1/24 @ 102.31 (c)	1,370,000	1,120,975
		1,965,635
Energy (9.2%):
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 6/15/29, Callable 6/15/24 @ 102.69 (c)	3,450,000	3,155,818
Antero Resources Corp., 7.63%, 2/1/29, Callable 2/1/24 @ 103.81 (c)	2,500,000	2,532,450
Callon Petroleum Co., 8.00%, 8/1/28, Callable 8/1/24 @ 104 (c) (d)	1,223,000	1,160,786
CITGO Holding, Inc., 9.25%, 8/1/24, Callable 2/6/23 @ 102.31 (c)	3,500,000	3,510,395
CITGO Petroleum Corp., 7.00%, 6/15/25, Callable 2/6/23 @ 103.5 (c)	2,500,000	2,443,775
Comstock Resources, Inc., 6.75%, 3/1/29, Callable 3/1/24 @ 103.38 (c)	4,776,000	4,312,012
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28, Callable 2/15/23 @ 103 (d)	3,750,000	3,318,825
Talos Production, Inc., 12.00%, 1/15/26, Callable 1/23/23 @ 106	2,000,000	2,109,840
		22,543,901
Financials (4.8%):
AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44 (c)	1,500,000	1,287,855
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29, Callable 4/15/24 @ 102.63 (c)	2,200,000	1,886,610
Gray Escrow II, Inc., 5.38%, 11/15/31, Callable 11/15/26 @ 102.69 (c)	1,950,000	1,411,313
Midas OpCo Holdings LLC, 5.63%, 8/15/29, Callable 8/15/24 @ 102.81 (c)	3,250,000	2,679,267
Victors Merger Corp., 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (c) (d)	4,800,000	2,654,160
White Capital Parent LLC, 8.25%, 3/15/26, Callable 2/6/23 @ 102 (c)	2,100,000	1,814,421
		11,733,626
Health Care (6.7%):
Air Methods Corp., 8.00%, 5/15/25, Callable 2/6/23 @ 100 (c)	3,125,000	178,625
Bausch Health Cos., Inc., 5.25%, 1/30/30, Callable 1/30/25 @ 102.63 (c)	2,250,000	1,086,997
CHS/Community Health Systems, Inc., 6.13%, 4/1/30, Callable 4/1/25 @ 103.06 (c) (d)	5,450,000	2,744,184
Cloud Software Group Holdings, Inc., 6.50%, 3/31/29, Callable 9/30/25 @ 103.25 (c)	2,250,000	1,905,188
LifePoint Health, Inc., 5.38%, 1/15/29, Callable 1/15/24 @ 102.69 (c)	3,500,000	1,981,455
Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/6/23 @ 104.63 (c)	3,685,000	2,072,297

See notes to financial statements.

33

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Team Health Holdings, Inc., 6.38%, 2/1/25, Callable 1/23/23 @ 100 (c) (d)	$3,250,000	$1,877,817
Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (c)	4,000,000	3,589,480
U.S. Renal Care, Inc., 10.63%, 7/15/27, Callable 2/6/23 @ 105.31 (c)	4,390,000	922,646
		16,358,689
Industrials (12.5%):
American Airlines, Inc., 11.75%, 7/15/25 (c)	3,500,000	3,765,440
Aramark Services, Inc., 6.38%, 5/1/25, Callable 2/6/23 @ 103.19 (c)	1,000,000	990,160
Chart Industries, Inc., 7.50%, 1/1/30, Callable 1/1/26 @ 103.75 (c)	1,125,000	1,129,669
Cornerstone Building Brands, Inc., 6.13%, 1/15/29, Callable 9/15/23 @ 103.06 (c)	3,000,000	2,114,670
Madison IAQ LLC, 5.88%, 6/30/29, Callable 6/30/24 @ 102.94 (c)	2,800,000	1,925,952
NESCO Holdings II, Inc., 5.50%, 4/15/29, Callable 4/15/24 @ 102.75 (c)	2,050,000	1,807,588
Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75 (c)	2,000,000	1,748,200
SRS Distribution, Inc. 6.13%, 7/1/29, Callable 7/1/24 @ 103.06 (c)	1,125,000	913,106
6.00%, 12/1/29, Callable 12/1/24 @ 103 (c)	4,100,000	3,279,098
TransDigm, Inc., 4.63%, 1/15/29, Callable 1/15/24 @ 102.31	3,325,000	2,921,611
Triumph Group, Inc., 6.25%, 9/15/24, Callable 2/6/23 @ 100 (c) (d)	3,525,000	3,332,147
United Rentals North America, Inc., 6.00%, 12/15/29, Callable 12/15/25 @ 103 (c)	2,000,000	1,990,000
Wabash National Corp., 4.50%, 10/15/28, Callable 10/15/24 @ 102.25 (c)	3,000,000	2,543,850
WESCO Distribution, Inc., 7.25%, 6/15/28, Callable 6/15/23 @ 103.63 (c)	2,250,000	2,281,162
		30,742,653
Information Technology (0.4%):
Black Knight InfoServ LLC, 3.63%, 9/1/28, Callable 9/1/23 @ 101.81 (c)	1,250,000	1,090,000
Materials (2.8%):
Allegheny Technologies, Inc., 5.13%, 10/1/31, Callable 10/1/26 @ 102.56	3,000,000	2,632,230
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 6/15/28, Callable 6/15/24 @ 103.06 (c)	1,800,000	1,617,606
Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24, Callable 2/6/23 @ 100 (c)	2,700,000	2,626,992
		6,876,828
Real Estate (1.2%):
Adams Homes, Inc., 7.50%, 2/15/25, Callable 1/23/23 @ 103.75 (c)	3,371,000	2,861,136
Utilities (1.8%):
Calpine Corp., 5.13%, 3/15/28, Callable 3/15/23 @ 102.56 (c)	5,000,000	4,475,650
Total Corporate Bonds (Cost $222,191,755)		177,315,302
Yankee Dollars (8.6%)
Communication Services (1.2%):
Telesat Canada/Telesat LLC, 5.63%, 12/6/26, Callable 12/6/23 @ 102.81 (c) (d)	6,050,000	2,827,589
Consumer Discretionary (0.8%):
International Game Technology PLC, 5.25%, 1/15/29, Callable 1/15/24 @ 102.63 (c)	2,000,000	1,877,240
Energy (0.7%):
TechnipFMC PLC, 6.50%, 2/1/26, Callable 2/6/23 @ 103.25 (c)	1,800,000	1,758,618

See notes to financial statements.

34

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares or Principal Amount	Value
Industrials (4.1%):
Bombardier, Inc., 7.88%, 4/15/27, Callable 2/6/23 @ 103.94 (c)	$4,500,000	$4,381,065
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 2/6/23 @ 101.94 (c)	2,000,000	1,806,020
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.38%, 2/1/30, Callable 2/1/25 @ 103.19 (c)	4,750,000	3,815,675
		10,002,760
Information Technology (0.8%):
ION Trading Technologies Sarl, 5.75%, 5/15/28, Callable 5/15/24 @ 102.88 (c) (d)	2,500,000	2,086,800
Materials (1.0%):
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.13%, 4/1/29, Callable 4/1/24 @ 102.56 (c) (d)	3,900,000	2,528,760
Total Yankee Dollars (Cost $26,429,885)		21,081,767
Exchange-Traded Funds (0.4%)
iShares iBoxx High Yield Corporate Bond ETF (d)	13,450	990,324
Total Exchange-Traded Funds (Cost $999,066)		990,324
Collateral for Securities Loaned (9.8%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (e)	6,018,634	6,018,634
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (e)	6,018,634	6,018,634
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (e)	6,018,634	6,018,634
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (e)	6,018,634	6,018,634
Total Collateral for Securities Loaned (Cost $24,074,536)		24,074,536
Total Investments (Cost $323,365,415) — 106.9%		262,129,545
Liabilities in excess of other assets — (6.9)%		(17,002,902)
NET ASSETS — 100.00%		$245,126,643

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2022.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $170,134,955 and amounted to 69.4% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rate disclosed is the daily yield on December 31, 2022.

(f)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

bps — Basis points

ETF — Exchange-Traded Fund

See notes to financial statements.

35

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2022

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

SOFR01M — 1 Month SOFR, rate disclosed as of December 31, 2022.

SOFR03M — 3 Month SOFR, rate disclosed as of December 31, 2022.

SOFR06M — 6 Month SOFR, rate disclosed as of December 31, 2022.

See notes to financial statements.

36

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Principal Amount	Value
Municipal Bonds (107.3%)
Arizona (1.5%):
City of Phoenix Civic Improvement Corp. Revenue AMT, Series B, 5.00%, 7/1/44, Continuously Callable @100	$540,000	$546,909
Arkansas (2.0%):
Arkansas Development Finance Authority Revenue, 3.20%, 12/1/49, Continuously Callable @100	750,000	546,526
University of Central Arkansas Revenue, Series A, 3.00%, 11/1/49, Continuously Callable @100	265,000	195,908
		742,434
California (1.2%):
San Francisco City & County Airport Comm-San Francisco International Airport Revenue, 4.00%, 5/1/52, Continuously Callable @100	500,000	424,592
Colorado (3.3%):
Colorado Health Facilities Authority Revenue, 4.00%, 12/1/50, Continuously Callable @103	750,000	602,832
Gold Hill Mesa Metropolitan, GO, 5.50%, 12/1/47, Continuously Callable @100	585,000	616,873
		1,219,705
Florida (12.6%):
Capital Trust Agency, Inc. Revenue, 5.00%, 8/1/55, Continuously Callable @100	400,000	364,641
City of Pompano Beach Revenue, 4.00%, 9/1/50, Continuously Callable @103	500,000	379,834
County of Miami-Dade Seaport Department Revenue AMT, 4.00%, 10/1/50, Continuously Callable @100	500,000	443,546
Florida Development Finance Corp. Revenue, Series A, 5.00%, 6/15/55, Continuously Callable @100	500,000	469,510
Hillsborough County IDA Revenue, 4.00%, 8/1/50, Continuously Callable @100	500,000	421,546
Miami-Dade County Public Facilities Revenue, Series A, 5.00%, 6/1/33, Continuously Callable @100	2,000,000	2,090,518
St. Johns County IDA Revenue, 4.00%, 8/1/55, Continuously Callable @103	500,000	429,936
		4,599,531
Georgia (1.4%):
Private Colleges & Universities Authority Revenue, 5.25%, 10/1/51, Continuously Callable @100	500,000	522,105
Guam (2.8%):
Port Authority of Guam Revenue, Series A, 5.00%, 7/1/48, Continuously Callable @100	1,000,000	1,010,894
Illinois (28.6%):
Chicago Board of Education Revenue, 6.00%, 4/1/46, Continuously Callable @100	2,275,000	2,331,029
Chicago Transit Authority Sales Tax Receipts Revenue, 5.00%, 12/1/44, Continuously Callable @100	1,450,000	1,483,538
See notes to financial statements.

37

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
City of Chicago Wastewater Transmission Revenue Series A, 5.00%, 01/01/2047, Continuously Callable @100	$1,000,000	$1,011,029
Series C, 5.00%, 01/01/2034, Continuously Callable @100	1,000,000	1,033,973
City of Chicago, GO, Series A, 5.50%, 1/1/49, Continuously Callable @100	1,000,000	1,021,362
Illinois, GO, 5.50%, 7/1/27, Continuously Callable @100	2,000,000	2,016,976
Sales Tax Securitization Corp. Revenue, Series 2018 C, 5.00%, 1/1/43, Continuously Callable @100	1,500,000	1,529,199
		10,427,106
Indiana (1.4%):
Indiana Finance Authority Revenue, Series A, 5.50%, 7/1/52, Continuously Callable @100	500,000	528,779
Iowa (0.9%):
Iowa Finance Authority Revenue, Series A-1, 4.00%, 5/15/55, Continuously Callable @103	500,000	327,488
Kansas (0.5%):
Wyandotte County-Kansas City Unified Government Tax Allocation, 5.75%, 3/1/41, Continuously Callable @103 (a)	200,000	190,886
Maryland (0.7%):
City of Gaithersburg Maryland Revenue, 5.13%, 1/1/42, Continuously Callable @103	250,000	242,032
Massachusetts (2.3%):
University of Massachusetts Building Authority Revenue 5.00%, 11/1/2039, Pre-refunded 11/1/24 @ 100	220,000	228,864
Series 1-2021, 5.00%, 11/1/2039, Continuously Callable @100	410,000	427,047
Series 1-2021, 5.00%, 11/1/2039, Pre-refunded 11/1/24 @ 100	190,000	197,656
		853,567
Michigan (1.2%):
Michigan Finance Authority Revenue, 4.00%, 12/1/51, Continuously Callable @100	500,000	423,902
Missouri (2.9%):
Health & Educational Facilities Authority of the State of Missouri Revenue, 4.25%, 12/1/42, Continuously Callable @100 (a)	1,150,000	1,051,488
New Jersey (4.3%):
New Jersey Economic Development Authority Biomedical Research Facilities Revenue, Series 2016 A, 5.00%, 7/15/29, Continuously Callable @100	885,000	934,126
New Jersey Transportation Trust Fund Authority Revenue Series A, 12/15/2038 (b)	1,000,000	457,613
Series BB, 3.50%, 6/15/2046, Continuously Callable @100	200,000	159,026
		1,550,765
New York (15.7%):
Metropolitan Transportation Authority Dedicated Tax Green Fund Revenue, Series 2016 B1, 5.00%, 11/15/56, Continuously Callable @100	1,545,000	1,584,486
Metropolitan Transportation Authority Revenue, Series D-3, 4.00%, 11/15/49, Continuously Callable @100	500,000	400,740
New York Counties Tobacco Trust II Revenue, 5.75%, 6/1/43, Continuously Callable @100	200,000	200,102

See notes to financial statements.

38

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
New York State Dormitory Authority Revenue, 6.00%, 7/1/40, Continuously Callable @100 (a) (c)	$330,000	$278,929
Port Authority of New York & New Jersey Revenue AMT, 5.00%, 12/1/32, Continuously Callable @100	1,000,000	1,013,892
Schenectady County Capital Resource Corp. Revenue, 5.25%, 7/1/52, Continuously Callable @100	200,000	213,850
TSASC, Inc. Revenue, Series A, 5.00%, 6/1/41, Continuously Callable @100	2,000,000	2,020,888
		5,712,887
North Carolina (1.8%):
North Carolina Medical Care Commission Revenue Series A, 4.00%, 9/1/2050, Continuously Callable @100	500,000	377,707
Series A, 4.00%, 10/01/2050, Continuously Callable @103	350,000	273,870
		651,577
Ohio (8.8%):
Buckeye Tobacco Settlement Financing Authority Revenue, Series B-2, 5.00%, 6/1/55, Continuously Callable @100	900,000	777,960
County of Franklin Revenue, Series B, 5.00%, 7/1/45, Continuously Callable @103	500,000	482,270
County of Hardin Economic Development Facilities Revenue, 5.00%, 5/1/30, Continuously Callable @103	350,000	338,152
Logan Elm Local School District, GO, 4.00%, 11/1/55, Continuously Callable @100	1,500,000	1,357,138
Ohio Higher Educational Facility Commission Revenue, 6.00%, 9/1/47, Continuously Callable @100	250,000	262,627
		3,218,147
Pennsylvania (6.3%):
Philadelphia School District, GO, Series A, 5.00%, 9/1/44, Continuously Callable @100	1,000,000	1,046,392
The Philadelphia School District, GO, Series A, 5.00%, 9/1/38, Continuously Callable @100	1,200,000	1,255,964
		2,302,356
Texas (1.1%):
City of Arlington Tax Allocation, 4.00%, 8/15/50, Continuously Callable @100	500,000	412,276
Utah (5.0%):
Jordanelle Special Service District Special Assessment, Series C, 12.00%, 8/1/30, Continuously Callable @100 (a)	368,503	369,261
Military Installation Development Authority Revenue, Series A-1, 4.00%, 6/1/41, Continuously Callable @103	250,000	197,211
Utah Charter School Finance Authority Revenue, Series A, 5.63%, 6/15/42, Continuously Callable @100 (a)	250,000	250,385
Utah Infrastructure Agency Revenue, Series A, 5.00%, 10/15/40, Continuously Callable @100	1,000,000	1,016,414
		1,833,271

See notes to financial statements.

39

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Wisconsin (1.0%):
Wisconsin Health & Educational Facilities Authority Revenue, 4.00%, 1/1/47, Continuously Callable @103	$500,000	$373,027
Total Municipal Bonds (Cost $42,070,464)		39,165,724
Total Investments (Cost $42,070,464) — 107.3%		39,165,724
Liabilities in excess of other assets — (7.3)%		(2,668,293)
NET ASSETS — 100.00%		$36,497,431

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $2,140,949 and amounted to 5.9% of net assets.

(b)  Zero-coupon bond.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2022, illiquid securities were 0.8% of net assets.

AMT — Alternative Minimum Tax

GO — General Obligation

IDA — Industrial Development Authority

See notes to financial statements.

40

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Principal Amount	Value
Municipal Bonds (95.6%)
Arizona (7.3%):
Arizona IDA Revenue 4.00%, 7/15/2051, Continuously Callable @100 (a)	$500,000	$364,534
4.00%, 12/15/2051, Continuously Callable @100 (a)	700,000	547,321
La Paz County IDA Revenue, 4.00%, 2/15/51, Continuously Callable @100	280,000	214,310
Maricopa County IDA Revenue AMT, 4.00%, 10/15/47, Continuously Callable @104 (a)	500,000	410,019
The IDA of the City of Phoenix Revenue, 4.00%, 12/1/51, Continuously Callable @100 (a)	1,000,000	722,306
The IDA of the County of Pima Revenue 4.00%, 06/15/2051, Continuously Callable @100 (a)	500,000	366,846
Series A, 6.88%, 11/15/2052, Continuously Callable @103 (a)	250,000	255,860
		2,881,196
California (0.5%):
California County Tobacco Securitization Agency Revenue, Series B-1, 5.00%, 6/1/49, Continuously Callable @100	195,000	195,173
Delaware (0.9%):
Delaware State Economic Development Authority Revenue, 4.00%, 6/1/52, Continuously Callable @100	500,000	370,412
District of Columbia (0.5%):
District of Columbia Tobacco Settlement Financing Corp. Revenue, 6.50%, 5/15/33	195,000	197,060
Florida (9.1%):
Escambia County Health Facilities Authority Revenue, 3.00%, 8/15/50, Continuously Callable @100	1,000,000	694,308
Florida Development Finance Corp. Revenue 4.00%, 07/01/2055, Continuously Callable @100	500,000	375,979
5.25%, 10/1/2056, Continuously Callable @100 (a)	500,000	457,569
Pinellas County Educational Facilities Authority Revenue, Series A, 4.00%, 6/1/46, Continuously Callable @100 (a)	500,000	401,406
Seminole County IDA Revenue, 4.00%, 6/15/56, Continuously Callable @100 (a)	705,000	516,451
Sumter County Village Community Development District No. 10 Special Assessment Revenue, Series 2014, 5.75%, 5/1/31, Continuously Callable @100	1,145,000	1,150,764
		3,596,477
Illinois (7.7%):
Chicago Board of Education Revenue, 6.00%, 4/1/46, Continuously Callable @100	1,500,000	1,536,942
Chicago O Hare International Airport Revenue AMT, 4.63%, 1/1/53, Continuously Callable @100	500,000	474,940
City of Chicago, GO, Series A, 5.50%, 1/1/49, Continuously Callable @100	1,000,000	1,021,362
		3,033,244

See notes to financial statements.

41

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Indiana (3.6%):
Indiana Finance Authority Revenue 4.13%, 12/1/2026	$1,000,000	$979,748
Series A, 5.00%, 7/1/2055, Continuously Callable @100	500,000	440,552
		1,420,300
Iowa (1.9%):
Iowa Finance Authority Revenue Series A, 5.00%, 5/15/2048, Continuously Callable @100	500,000	416,891
Series A-1, 4.00%, 5/15/2055, Continuously Callable @103	500,000	327,488
		744,379
Kansas (0.5%):
Wyandotte County-Kansas City Unified Government Tax Allocation, 5.75%, 3/1/41, Continuously Callable @103 (a)	200,000	190,886
Kentucky (1.2%):
Louisville Jefferson County Metropolitan Government Revenue, Series A, 5.00%, 5/15/52, Continuously Callable @100	500,000	493,487
Maryland (0.4%):
Maryland Economic Development Corp. Revenue, 4.25%, 7/1/50, Continuously Callable @100	200,000	167,619
Massachusetts (0.8%):
Massachusetts Development Finance Agency Revenue, 4.00%, 10/1/32, Continuously Callable @105 (a)	300,000	303,011
Minnesota (0.7%):
City of Woodbury Revenue, 4.00%, 7/1/51, Continuously Callable @103	400,000	290,288
Missouri (1.2%):
Health & Educational Facilities Authority of the State of Missouri Revenue, 4.25%, 12/1/42, Continuously Callable @100 (a)	500,000	457,168
New Hampshire (1.0%):
New Hampshire Business Finance Authority Revenue, 4.00%, 1/1/51, Continuously Callable @103	500,000	388,309
New Jersey (4.1%):
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Revenue, Series A, 5.00%, 7/1/33, Continuously Callable @100	500,000	519,478
New Jersey Transportation Trust Fund Authority Revenue Series A, 12/15/2038 (b)	1,500,000	686,419
Series BB, 3.50%, 6/15/2046, Continuously Callable @100	500,000	397,565
		1,603,462
New Mexico (2.1%):
New Mexico Hospital Equipment Loan Council Revenue, Series LA, 5.00%, 7/1/49, Continuously Callable @102	500,000	400,487
Winrock Town Center Tax Increment Development District Tax Allocation, 4.25%, 5/1/40, Continuously Callable @103 (a)	500,000	413,241
		813,728

See notes to financial statements.

42

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
New York (11.1%):
Build Nyc Resource Corp. Revenue 5.75%, 06/01/2052, Continuously Callable @100 (a)	$250,000	$246,988
5.75%, 06/01/2062, Continuously Callable @100 (a)	250,000	241,803
Build NYC Resource Corp. Revenue 4.00%, 6/15/2051, Continuously Callable @100	500,000	376,775
Series A, 5.00%, 6/15/2051, Continuously Callable @100 (a)	100,000	91,495
Huntington Local Development Corp. Revenue, Series S, 3.00%, 7/1/25	340,000	325,533
Metropolitan Transportation Authority Revenue Series A-2, 5.00%, 11/15/2045, (Put Date 5/15/30) (c)	365,000	387,734
Series D-3, 4.00%, 11/15/2049, Continuously Callable @100	500,000	400,740
New York State Dormitory Authority Revenue 6.00%, 7/1/2040, Continuously Callable @100 (a) (d)	1,000,000	845,240
4.00%, 7/1/2040, Continuously Callable @100	200,000	175,357
New York Transportation Development Corp. Revenue AMT, 5.00%, 10/1/40, Continuously Callable @100	750,000	721,468
Onondaga Civic Development Corp. Revenue, 5.00%, 10/1/40, Continuously Callable @100	250,000	231,803
Western Regional Off-Track Betting Corp. Revenue, 4.13%, 12/1/41, Continuously Callable @100 (a)	500,000	363,550
		4,408,486
North Carolina (0.6%):
North Carolina Medical Care Commission Revenue, 5.00%, 10/1/50, Continuously Callable @103	250,000	219,283
North Dakota (2.3%):
Grand Forks, North Dakota Senior Housing and Nursing Facility Revenue, 5.00%, 12/1/36, Continuously Callable @100	1,000,000	923,477
Ohio (2.3%):
County of Hardin Revenue, 5.50%, 5/1/50, Continuously Callable @103	500,000	445,620
Northeast Ohio Medical University Revenue, Series A, 4.00%, 12/1/45, Continuously Callable @100	225,000	198,547
Ohio Higher Educational Facility Commission Revenue, 6.00%, 9/1/47, Continuously Callable @100	250,000	262,627
		906,794
Oregon (1.9%):
Clackamas County Hospital Facility Authority Revenue Series A, 5.00%, 11/15/2052, Continuously Callable @102	500,000	465,301
Series A, 5.38%, 11/15/2055, Continuously Callable @102	100,000	90,159
Yamhill County Hospital Authority Revenue, Series A, 5.00%, 11/15/51, Continuously Callable @103	250,000	194,501
		749,961
Pennsylvania (3.7%):
Bucks County IDA Revenue, 5.00%, 7/1/54, Continuously Callable @100	500,000	423,630
Chester County IDA Revenue, 6.00%, 10/15/52, Continuously Callable @100 (a)	500,000	491,208

See notes to financial statements.

43

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Pennsylvania Economic Development Financing Authority Revenue AMT, 9.00%, 4/1/51 (a)	$500,000	$567,901
		1,482,739
South Carolina (4.8%):
County of Richland SC Special Assessment, 3.63%, 11/1/31, Continuously Callable @103 (a)	290,000	234,485
Lancaster County Walnut Creek Improvement District Assessment Refunding Revenue, Series 2016 A-1, 5.00%, 12/1/37, Continuously Callable @100	1,675,000	1,681,593
		1,916,078
Texas (4.2%):
City of Houston Texas Airport System Revenue AMT, Series C, 4.00%, 7/15/41, Continuously Callable @100	750,000	638,047
Texas Private Activity Bond Surface Transportation Corp. Revenue, NTE Mobility Partners Segments 3 LLC — Segments 3A & 3B Facility AMT, Series 2013, 7.00%, 12/31/38, Continuously Callable @100	1,000,000	1,017,557
		1,655,604
Utah (8.3%):
Jordanelle Special Service District Special Assessment, Series C, 12.00%, 8/1/30, Continuously Callable @100 (a)	1,155,348	1,157,723
Military Installation Development Authority Revenue Series A-1, 4.00%, 06/01/2041, Continuously Callable @103	250,000	197,211
Series A-1, 4.00%, 06/01/2052, Continuously Callable @103	250,000	176,930
Utah Charter School Finance Authority Revenue 2.75%, 4/15/2050, Continuously Callable @100	525,000	326,338
Series A, 5.63%, 06/15/2042, Continuously Callable @100 (a)	250,000	250,385
Utah Infrastructure Agency Revenue, Series A, 5.38%, 10/15/40, Continuously Callable @100	1,150,000	1,187,718
		3,296,305
Vermont (2.8%):
Vermont Economic Development Authority Revenue, 4.00%, 5/1/45, Continuously Callable @103	500,000	381,263
Vermont Educational & Health Buildings Financing Agency Revenue, 5.00%, 10/15/46, Continuously Callable @100	750,000	717,217
		1,098,480
West Virginia (2.6%):
The County Commission of Monongalia County, WV Special District Excise Tax Revenue, Series 2017 A, 5.75%, 6/1/43, Continuously Callable @100 (a)	1,000,000	1,023,212
Wisconsin (7.5%):
Public Finance Authority Revenue 4.00%, 4/1/2052, Continuously Callable @100 (a)	500,000	369,272
5.88%, 6/1/2052, Continuously Callable @100 (a)	250,000	237,954
Series A, 4.25%, 12/1/2051, Continuously Callable @100 (a)	500,000	399,670
Series A, 5.25%, 3/1/2055, Continuously Callable @100 (a)	500,000	435,116
Series A, 5.00%, 7/1/2055, Continuously Callable @100 (a)	500,000	429,273
Series A-1, 4.00%, 07/01/2051, Continuously Callable @100 (a)	500,000	372,764

See notes to financial statements.

44

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Wisconsin Health & Educational Facilities Authority Revenue 4.00%, 01/01/2047, Continuously Callable @103	$500,000	$373,027
4.00%, 12/01/2051, Continuously Callable @100	500,000	348,752
		2,965,828
Total Municipal Bonds (Cost $43,439,581)		37,792,446
Total Investments (Cost $43,439,581) — 95.6%		37,792,446
Other assets in excess of liabilities — 4.4%		1,737,732
NET ASSETS — 100.00%		$39,530,178

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $13,164,657 and amounted to 33.3% of net assets.

(b)  Zero-coupon bond.

(c)  Put bond.

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2022, illiquid securities were 2.1% of net assets.

AMT — Alternative Minimum Tax

GO — General Obligation

IDA — Industrial Development Authority

LLC — Limited Liability Company

See notes to financial statements.

45

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares or Principal Amount	Value
Common Stocks (0.0%) (a)
Consumer Discretionary (0.0%):
Men's Wearhouse, Inc. (e)	51,299	$367,660
Total Common Stocks (Cost $192,371)		367,660
Warrants (0.0%)
Communication Services (0.0%):
Cineworld Group PLC	377,856	—
Total Warrants (Cost $—)		—
Senior Secured Loans (87.9%)
19th Holdings Golf LLC, Initial Term Loans, First Lien, 7.28% (SOFR01M+300bps), 1/27/29 (b)	$21,626,288	19,788,053
AAdvantage Loyalty IP Ltd., Initial Term Loan, First Lien, 8.99% (LIBOR03M+475bps), 4/20/28 (b)	20,334,127	20,222,899
Accelerated Health Systems LLC, Initial Term B Loans, First Lien, 7.80% (SOFR03M+425bps), 2/2/29 (b)	3,977,506	3,216,808
ACProducts, Inc., Initial Term Loans, First Lien, 7.92% (LIBOR03M+425bps), 5/17/28 (b)	4,106,966	3,057,349
ACProducts, Inc., Initial Term Loans, First Lien, 7.13% (LIBOR06M+425bps), 5/17/28 (b)	18,445,530	13,731,406
Acrisure LLC, Term Loan B 2020, First Lien, 7.57% (LIBOR01M+350bps), 2/15/27 (b)	6,125,698	5,735,185
Air Canada, Term Loan, First Lien, 8.13% (LIBOR03M+350bps), 8/11/28 (b)	15,892,569	15,674,046
Air Medical Group Holdings, Inc., Incremental Term Loan B, First Lien, 8.32% (LIBOR01M+425bps), 3/14/25 (b)	7,772,144	5,469,647
Air Methods Corp., Initial Term Loans, First Lien, 7.17% (LIBOR03M+350bps), 4/21/24 (b)	19,442,593	10,839,246
Albaugh LLC, Term Loan B, First Lien, 7.59% (SOFR03M+350bps), 12/21/24 (b)	13,566,252	13,340,103
Alliance Laundry Systems LLC, Initial Term B Loans, First Lien, 7.41% (LIBOR03M+350bps), 10/8/27 (b)	9,743,352	9,541,178
Alterra Mountain Co., Facility 2028 Term Loan B, First Lien, 7.57% (LIBOR01M+350bps), 8/17/28 (b)	12,874,736	12,689,726
American Axle Manufacturing, Inc., 7.80% (SOFR01M+350bps), 12/8/29 (b)	2,750,000	2,685,842
Amneal Pharmaceuticals LLC, Initial Term Loans, First Lien, 7.63% (LIBOR01M+350bps), 3/23/25 (b)	18,481,914	16,511,558
Anchor Packaging LLC, Initial Term Loans, First Lien, 8.07% (LIBOR01M+400bps), 7/18/26 (b)	6,851,601	6,534,714
Apex Tool Group LLC, Initial Term Loan, First Lien, 9.57% (SOFR01M+525bps), 2/8/29 (b)	5,862,402	5,004,088
Avis Budget Car Rental LLC, Tranche C Term Loan, First Lien, 7.59% (SOFR01M+350bps), 3/16/29 (b)	2,977,500	2,923,548
AZZ, Inc., Initial Term Loan, First Lien, 8.34% (SOFR01M+425bps), 5/6/29 (b)	10,335,000	10,322,081

See notes to financial statements.

46

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Bally's Corp., Term B Facility Loans, First Lien, 7.54% (LIBOR01M+325bps), 10/1/28 (b)	$11,865,075	$10,948,498
Bausch Health Cos., Inc., Term B, First Lien, 9.57% (SOFR01M+525bps), 1/27/27 (b)	18,375,000	13,903,811
Brand Energy and Infrastructure Services, Inc., Initial Term Loan, First Lien, 8.61% (LIBOR03M+425bps), 6/21/24 (b)	7,563,293	6,750,239
BW NHHC Holdco, Inc., Term Loan Lien 2, Second Lien, 13.67% (LIBOR03M+900bps), 5/15/26 (b)	3,000,000	900,000
Caesars Resort Collection LLC, 1st Lien Term Loan B, 6.82% (LIBOR01M+275bps), 12/22/24 (b)	2,276,540	2,269,324
Caesars Resort Collection LLC, Term B-1 Loans, First Lien, 7.57% (LIBOR01M+350bps), 6/19/25 (b)	4,468,640	4,453,402
Chariot Buyer LLC, Initial Term Loans, First Lien, 7.32% (LIBOR01M+325bps), 11/3/28 (b)	6,885,113	6,477,721
Chart Industries, Inc., 12/8/29 (c)	1,250,000	1,235,162
Chassix, Inc., Term Loan B, First Lien, 9.81% (LIBOR03M+550bps), 11/10/23 (b)	3,785,642	3,161,011
Cinemark USA, Inc., Term Loan B, First Lien, 6.17% (LIBOR03M+175bps), 3/29/25 (b)	1,115,278	1,069,697
Cinemark USA, Inc., Term Loan B, First Lien, 5.83% (LIBOR01M+175bps), 3/29/25 (b)	2,842,823	2,726,637
Clear Channel Outdoor Holdings, Inc., Term B Loan, First Lien, 7.91% (LIBOR03M+350bps), 8/21/26 (b)	10,933,254	9,937,563
Clydesdale Acquisition Holdings LLC, Term B Loans, First Lien, 8.36% (SOFR01M+418bps), 4/13/29 (b)	3,945,088	3,749,490
Cornerstone Building Brands, Inc., New Term Loan B, First Lien, 7.57% (LIBOR01M+325bps), 4/12/28 (b)	16,518,219	14,766,132
Covis Pharma Holdings S.a.r.l., Dollar Term B Loans, First Lien, 10.05% (SOFR03M+650bps), 2/14/27 (b)	16,362,500	8,835,750
CP Altas Buyer, Inc., Term B Loans, First Lien, 7.57% (LIBOR01M+350bps), 11/23/27 (b)	18,744,243	16,367,473
CPM Holdings, Inc., 2nd Lien Initial Term Loans, Second Lien, 12.37% (LIBOR01M+825bps), 11/16/26 (b)	1,595,960	1,550,746
CPM Holdings, Inc., Initial Term Loans, First Lien, 7.62% (LIBOR01M+350bps), 11/17/25 (b)	2,879,982	2,822,383
Cumulus Media New Holdings, Inc., Initial Term Loan, First Lien, 7.82% (LIBOR01M+375bps), 3/31/26 (b)	19,164,544	17,899,684
Delta Air Lines, Inc. and Skymiles IP Ltd., Initial Term Loan, First Lien, 7.99% (LIBOR03M+375bps), 10/20/27 (b)	18,911,595	19,252,004
Diamond Sports Group LLC, Term Loan, First Lien, 12.32% (SOFR01M+810bps), 5/25/26 (b)	1,448,737	1,367,854
Diamond Sports Group LLC, Term Loan, Second Lien, 7.57% (SOFR01M+335bps), 8/24/26 (b)	19,801,150	2,376,138
Dynasty Acquisition Co., Inc., 2020 Specified Refi Term B-1 Loans, First Lien, 7.57% (LIBOR01M+350bps), 4/8/26 (b)	2,757,062	2,622,931
Entercom Media Corp., New Term Loan, First Lien, 6.89% (LIBOR01M+250bps), 11/17/24 (b)	14,706,476	10,412,774
Envision Healthcare Corp., First Out Term Loan, First Lien, 11.91% (SOFR01M+788bps), 7/22/27 (b)	1,418,947	1,257,541

See notes to financial statements.

47

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Envision Healthcare Corp., Third Out term Loans, First Lien, 7.87% (SOFR01M+375bps), 3/31/27 (b)	$3,939,937	$984,984
Eyemart Express LLC, Term B-1 Loan, First Lien, 7.35% (LIBOR01M+300bps), 8/5/27 (b)	19,644,011	16,697,410
Fertitta Entertainment LLC, Initial B Term Loan, First Lien, 8.09% (SOFR01M+400bps), 1/27/29 (b)	22,331,250	21,189,676
First Brands Group LLC, 2021 Term Loans, First Lien, 8.37% (SOFR06M+500bps), 3/24/27 (b)	6,393,656	6,035,611
Frontier Communications Corp., Refinancing Term Loans, First Lien, 7.44% (LIBOR03M+375bps), 10/8/27 (b)	15,764,547	15,004,538
Gates Global LLC, Initial B-3 Dollar Term Loan, First Lien, 6.57% (LIBOR01M+250bps), 3/31/27 (b)	10,818,526	10,571,431
Global Medical Response, Inc., 2020 Term Loan, First Lien, 8.42% (LIBOR01M+425bps), 10/2/25 (b)	10,799,674	7,526,077
Graham Packaging Co., Inc., New Term Loans, First Lien, 7.07% (LIBOR01M+300bps), 8/4/27 (b)	9,595,347	9,411,404
Great Outdoors Group LLC, Term B1, First Lien, 7.82% (LIBOR01M+375bps), 3/5/28 (b)	13,977,540	13,400,966
Harbor Purchaser, Inc., 9.34% (SOFR01M+525bps), 4/4/29 (b)	18,952,500	17,963,369
Hertz Corp., Initial Term B Loans, First Lien, 7.33% (LIBOR01M+325bps), 6/30/28 (b)	16,661,610	16,298,220
Hertz Corp., Initial Term C Loan, First Lien, 7.33% (LIBOR01M+325bps), 6/30/28 (b)	3,187,891	3,118,363
Holley Purchaser, Inc., Initial Term Loan, First Lien, 8.42% (LIBOR03M+375bps), 11/10/28 (b)	13,450,821	11,609,808
Hunter Douglas, Inc., Tranche B-1 Term Loans, First Lien, 7.86% (SOFR03M+350bps), 2/9/29 (b)	16,907,519	14,809,127
iHeartCommunications, Inc., Second Amendment Incremental Term Loan, First Lien, 7.32% (LIBOR01M+325bps), 5/1/26 (b)	6,189,535	5,688,554
iHeartCommunications, Inc., Term Loans, First Lien, 7.07% (LIBOR01M+300bps), 5/1/26 (b)	22,024,463	20,145,556
Innio North America Holding, Inc., Facility B USD, First Lien, 7.03% (LIBOR06M+275bps), 11/6/25 (b)	8,756,957	8,072,864
Intelsat Jackson Holdings SA, Term B loan, First Lien, 7.19% (SOFR06M+425bps), 2/1/29 (b)	19,986,219	19,258,121
Janus International Group LLC, Amendment No 3 Refinancing Term Loans, First Lien, 7.32% (LIBOR01M+325bps), 2/15/25 (b)	13,372,071	12,915,148
Jo-Ann Stores LLC, Term B-1 Loan, First Lien, 9.08% (LIBOR03M+475bps), 6/30/28 (b)	18,258,850	12,263,922
Knight Health Holdings LLC, Term B Loans, First Lien, 9.32% (LIBOR01M+525bps), 12/17/28 (b)	23,265,000	13,551,862
LBM Acquisition LLC, Initial Term Loan, First Lien, 7.12% (LIBOR03M+375bps), 12/17/27 (b)	19,331,888	16,716,090
Leslie's Poolmart, Inc., Term Loan B, First Lien, 6.57% (LIBOR01M+250bps), 3/9/28 (b)	9,981,327	9,748,463
Life Time, Inc., 2021 Refinancing Term Loan, First Lien, 9.48% (LIBOR03M+475bps), 12/15/24 (b)	8,682,191	8,625,236
Lifepoint Health, Inc., Term B Loans, First Lien, 8.16% (LIBOR03M+375bps), 11/16/25 (b)	8,231,875	7,742,079

See notes to financial statements.

48

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
LifeScan Global Corp., Initial Term Loan, First Lien, 9.74% (LIBOR03M+600bps), 10/1/24 (b)	$20,692,674	$14,835,406
LifeScan Global Corp., Initial Term Loan, Second Lien, 13.24% (LIBOR03M+950bps), 6/19/25 (b)	3,750,000	2,475,000
LSF11 A5 Holdco LLC, Term Loans, First Lien, 7.59% (SOFR01M+350bps), 10/15/28 (b)	13,895,000	13,405,201
Madison IAQ LLC, Initial Term Loans, First Lien, 7.99% (LIBOR03M+325bps), 6/16/28 (b)	12,137,767	11,265,425
McGraw Hill Education, Inc., Initial Term Loan, First Lien, 8.32% (LIBOR06M+475bps), 7/30/28 (b)	18,512,975	17,384,794
MHI Holdings LLC, Initial Term Loans, First Lien, 9.07% (LIBOR01M+500bps), 9/20/26 (b)	5,492,580	5,430,788
Mileage Plus Holdings LLC, Initial Term Loan, First Lien, 10.00% (LIBOR03M+525bps), 6/20/27 (b)	18,710,526	19,220,388
Navicure, Inc., Initial Term Loans, First Lien, 8.07% (LIBOR01M+400bps), 10/23/26 (b)	7,792,625	7,643,241
Neptune BidCo US, Inc., Dollar Term B Loan, First Lien, 8.82% (SOFR03M+500bps), 4/11/29 (b)	3,500,000	3,117,205
NorthRiver Midstream Finance LP, Initial Term Loan B, First Lien, 6.92% (LIBOR03M+325bps), 10/1/25 (b)	11,656,268	11,558,472
Park River Holdings, Inc., Initial Term Loans, First Lien, 6.99% (LIBOR03M+325bps), 1/20/28 (b)	9,849,921	8,581,743
Peraton Corp., Term B Loans, First Lien, 7.82% (LIBOR01M+375bps), 2/1/28 (b)	8,100,798	7,896,577
Petco Health and Wellness Co., Inc., Initial Term Loans, First Lien, 6.92% (LIBOR03M+325bps), 3/4/28 (b)	19,396,304	18,804,329
PetSmart, Inc., Initial Term Loans, First Lien, 7.82% (LIBOR01M+375bps), 2/12/28 (b)	14,885,301	14,536,389
PG&E CORP., Term Loans, First Lien, 7.13% (LIBOR01M+300bps), 6/23/25 (b)	10,739,698	10,642,397
Radiology Partners, Inc., Term Loan New, First Lien, 8.64% (LIBOR01M+425bps), 7/9/25 (b)	17,451,802	14,594,070
Reynolds Group Holdings, Inc., Tranche B-2 U.S. Term Loans, First Lien, 7.32% (LIBOR01M+325bps), 2/5/26 (b)	4,474,573	4,414,435
Ring Container Technologies Group LLC, Initial Term Loans, First Lien, 7.57% (LIBOR01M+350bps), 8/5/28 (b)	5,440,038	5,361,864
Rising Tide Holdings, Inc., Initial Term Loan, First Lien, 9.48% (LIBOR03M+475bps), 6/1/28 (b)	10,852,306	4,883,537
Robertshaw U.S. Holding Corp., 2nd Lien Initial Term Loans, Second Lien, 12.13% (LIBOR01M+800bps), 2/15/26 (b)	4,000,000	2,060,000
Robertshaw U.S. Holding Corp., Term Loan B, First Lien, 7.63% (LIBOR01M+350bps), 2/28/25 (b)	6,304,836	4,236,850
Scientific Games International, Inc., Initial Term B Loans, First Lien, 7.42% (SOFR01M+300bps), 4/16/29 (b)	5,970,000	5,874,062
Sedgwick Claims Management Services, Inc., Initial Term Loans, First Lien, 7.32% (LIBOR01M+325bps), 12/31/25 (b)	2,900,257	2,817,339
Sinclair Television Group, Inc., Term Loan B-3, First Lien, 7.08% (LIBOR01M+300bps), 3/25/28 (b)	15,814,485	14,976,317

See notes to financial statements.

49

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Sparta U.S. Holdco LLC, Initial Term Loan, First Lien, 7.39% (LIBOR01M+325bps), 4/30/28 (b)	$3,960,000	$3,842,863
SRS Distribution, Inc., 2021 Refinancing Term Loans, First Lien, 7.57% (LIBOR01M+350bps), 6/4/28 (b)	17,221,101	16,430,824
Standard Aero Ltd., 2020 SPCFD Refi Term B-2 Loans, First Lien, 7.57% (LIBOR01M+350bps), 4/8/26 (b)	1,482,292	1,410,178
Station Casinos LLC, Term B-1 Facility Loans, First Lien, 6.33% (LIBOR01M+225bps), 2/8/27 (b)	8,222,559	8,012,719
Surgery Center Holdings, Inc., 2021 New Term Loans, First Lien, 8.05% (LIBOR01M+375bps), 8/31/26 (b)	14,647,237	14,444,226
SWF Holdings Corp. I, Initial Term Loans, First Lien, 8.75% (LIBOR03M+400bps), 10/6/28 (b)	18,053,313	14,704,424
Tailwind Smith Cooper Intermediate Corp., 2nd Lien Initial Term Loans, Second Lien, 13.42% (LIBOR03M+900bps), 5/28/27 (b)	3,000,000	2,541,570
Team Health Holdings, Inc., Facility Extending TLB, First Lien, 9.34% (SOFR01M+525bps), 2/2/27 (b)	21,312,921	15,931,409
The Michaels Cos., Inc., Term B Loans, First Lien, 7.92% (LIBOR03M+425bps), 4/15/28 (b)	17,196,117	14,798,290
TIBCO Software Inc., Dollar Term B Loan, First Lien, 8.05% (SOFR03M+450bps), 3/20/29 (b)	6,250,000	5,570,312
Titan Acquisition Ltd., Initial Term Loan, First Lien, 5.88% (LIBOR06M+300bps), 3/28/25 (b)	5,116,519	4,768,749
Transdigm, Inc., Tranche F Refinancing Term Loan, First Lien, 5.92% (LIBOR03M+225bps), 12/9/25 (b)	7,740,309	7,636,434
Traverse Midstream Partners LLC, Advance, First Lien, 8.80% (SOFR01M+425bps), 9/27/24 (b)	12,914,362	12,869,936
Trident TPI Holdings, Inc., Tranche B-3 DDTL Commitments, First Lien, 8.07% (LIBOR01M+400bps), 9/17/28 (b)	927,228	888,813
Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loans, First Lien, 7.67% (LIBOR03M+400bps), 9/17/28 (b)	6,508,674	6,239,020
Triton Water Holdings, Inc., Initial Term Loan, First Lien, 7.17% (LIBOR03M+350bps), 3/31/28 (b)	3,369,380	3,121,731
U.S. Renal Care, Inc., Initial Term Loan, First Lien, 9.13% (LIBOR01M+500bps), 7/26/26 (b)	22,540,275	12,487,989
United Airlines, Inc., Class B Term Loans, First Lien, 8.11% (LIBOR03M+375bps), 4/21/28 (b)	10,712,442	10,557,754
Univision Communications, Inc., 2021 Replacement New First-Lien Term, First Lien, 7.32% (LIBOR01M+325bps), 3/24/26 (b)	10,150,299	9,974,496
Univision Communications, Inc., Initial First-Lien Term Loans, First Lien, 7.32% (LIBOR01M+325bps), 5/7/28 (b)	5,443,788	5,269,151
Upstream Rehabilitation, August 2021 Incremental TL, First Lien, 8.06% (SOFR03M+425bps), 11/20/26 (b)	4,919,988	4,227,106
Verscend Holding Corp., New Term Loan B-1 Facility, First Lien, 8.07% (LIBOR01M+400bps), 8/27/25 (b)	6,746,225	6,689,624
WestJet Airlines Ltd., Initial Term Loan, First Lien, 7.35% (LIBOR01M+300bps), 12/11/26 (b)	23,693,364	21,641,361
White Cap Buyer LLC, Initial Closing Date Term Loan, First Lien, 7.84% (SOFR01M+375bps), 10/19/27 (b)	11,280,904	10,890,133
WireCo WorldGroup, Inc., Initial Term Loan, First Lien, 8.94% (LIBOR03M+425bps), 11/13/28 (b)	9,204,452	8,939,824

See notes to financial statements.

50

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
WP CPP Holdings LLC, Term Loan Second Lien, Second Lien, 12.17% (LIBOR03M+775bps), 4/30/26 (b)	$2,000,000	$1,663,760
WP CPP Holdings LLC, Term Loans, First Lien, 8.17% (LIBOR03M+375bps), 4/30/25 (b)	9,718,337	8,420,259
Total Senior Secured Loans (Cost $1,247,043,511)		1,103,739,105
Corporate Bonds (7.8%)
Communication Services (1.9%):
Audacy Capital Corp., 6.50%, 5/1/27, Callable 1/23/23 @ 104.88 (d)	3,000,000	569,460
CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88 (d)	2,250,000	1,272,195
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26, Callable 2/6/23 @ 103.38 (d)	8,247,000	6,926,243
iHeartCommunications, Inc., 8.38%, 5/1/27, Callable 1/23/23 @ 104.19	5,500,000	4,684,350
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (d)	8,850,000	6,195,088
TEGNA, Inc., 5.00%, 9/15/29, Callable 9/15/24 @ 102.5	5,000,000	4,733,400
		24,380,736
Consumer Discretionary (1.8%)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 3/1/29, Callable 3/1/24 @ 102.69 (d)	4,000,000	3,434,400
Caesars Entertainment, Inc. 6.25%, 7/1/25, Callable 1/17/23 @ 103.13 (d)	2,400,000	2,335,008
8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (d)	1,800,000	1,770,228
Cinemark USA, Inc., 5.25%, 7/15/28, Callable 7/15/24 @ 102.63 (d)	1,000,000	742,780
Ford Motor Co., 6.10%, 8/19/32, Callable 5/19/32 @ 100	3,500,000	3,242,610
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.88%, 9/1/31, Callable 9/1/26 @ 102.98 (d)	6,000,000	4,232,820
The Hertz Corp., 5.00%, 12/1/29, Callable 12/1/24 @ 102.5 (d)	5,200,000	3,943,940
The Michaels Cos., Inc., 7.88%, 5/1/29, Callable 5/1/24 @ 103.94 (d)	2,070,000	1,397,022
Viking Cruises Ltd., 13.00%, 5/15/25, Callable 1/23/23 @ 109.75 (d)	2,000,000	2,120,040
		23,218,848
Energy (1.1%):
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 6/15/29, Callable 6/15/24 @ 102.69 (d)	2,334,000	2,134,980
Callon Petroleum Co., 8.00%, 8/1/28, Callable 8/1/24 @ 104 (d)	2,000,000	1,898,260
Comstock Resources, Inc., 5.88%, 1/15/30, Callable 1/15/25 @ 102.94 (d)	4,500,000	3,891,510
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28, Callable 2/15/23 @ 103	6,258,000	5,538,455
		13,463,205
Financials (0.4%):
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29, Callable 4/15/24 @ 102.63 (d)	4,000,000	3,430,200
Gray Escrow II, Inc., 5.38%, 11/15/31, Callable 11/15/26 @ 102.69 (d)	2,000,000	1,447,500
		4,877,700

See notes to financial statements.

51

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Health Care (1.6%):
Air Methods Corp., 8.00%, 5/15/25, Callable 2/6/23 @ 100 (d)	$14,250,000	$814,530
Bausch Health Cos., Inc., 5.25%, 1/30/30, Callable 1/30/25 @ 102.63 (d)	8,466,000	4,090,009
CHS/Community Health Systems, Inc., 6.13%, 4/1/30, Callable 4/1/25 @ 103.06 (d)	6,500,000	3,272,880
Cloud Software Group Holdings, Inc., 6.50%, 3/31/29, Callable 9/30/25 @ 103.25 (d)	1,000,000	846,750
LifePoint Health, Inc., 5.38%, 1/15/29, Callable 1/15/24 @ 102.69 (d)	2,450,000	1,387,019
Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/6/23 @ 104.63 (d)	3,200,000	1,799,552
Surgery Center Holdings, Inc., 10.00%, 4/15/27, Callable 2/6/23 @ 105 (d)	2,436,000	2,476,072
Team Health Holdings, Inc., 6.38%, 2/1/25, Callable 1/23/23 @ 100 (d)	8,383,000	4,843,614
U.S. Renal Care, Inc., 10.63%, 7/15/27, Callable 2/6/23 @ 105.31 (d)	1,120,000	235,390
		19,765,816
Industrials (0.8%):
American Airlines, Inc., 11.75%, 7/15/25 (d)	5,320,000	5,723,469
Chart Industries, Inc., 7.50%, 1/1/30, Callable 1/1/26 @ 103.75 (d)	1,250,000	1,255,188
Wabash National Corp., 4.50%, 10/15/28, Callable 10/15/24 @ 102.25 (d)	2,950,000	2,501,452
		9,480,109
Utilities (0.2%):
Calpine Corp., 5.13%, 3/15/28, Callable 3/15/23 @ 102.56 (d)	2,500,000	2,237,825
Total Corporate Bonds (Cost $135,022,747)		97,424,239
Yankee Dollars (0.6%)
Communication Services (0.2%):
Telesat Canada/Telesat LLC, 5.63%, 12/6/26, Callable 12/6/23 @ 102.81 (d)	4,350,000	2,033,060
Industrials (0.3%):
Bombardier, Inc., 7.88%, 4/15/27, Callable 2/6/23 @ 103.94 (d)	4,000,000	3,894,280
Materials (0.1%):
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.13%, 4/1/29, Callable 4/1/24 @ 102.56 (d)	2,000,000	1,296,800
Total Yankee Dollars (Cost $8,828,039)		7,224,140
Total Investments (Cost $1,391,086,668) — 96.3%		1,208,755,144
Other assets in excess of liabilities — 3.7%		46,886,022
NET ASSETS — 100.00%		$1,255,641,166

(a)  Amount represents less than 0.05% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2022.

(c)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

See notes to financial statements.

52

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2022

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $86,449,564 and amounted to 6.9% of net assets.

(e)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

bps — Basis points

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2022, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

SOFR01M — 1 Month SOFR, rate disclosed as of December 31, 2022.

SOFR03M — 3 Month SOFR, rate disclosed as of December 31, 2022.

SOFR06M — 6 Month SOFR, rate disclosed as of December 31, 2022.

See notes to financial statements.

53

Victory Portfolios	Statements of Assets and Liabilities December 31, 2022
	Victory INCORE Low Duration Bond Fund	Victory High Yield Fund	Victory Tax-Exempt Fund
Assets:
Investments, at value (Cost $181,777,693, $323,365,415 and $42,070,464)	$175,838,003 (a)	$262,129,545 (b)	$39,165,724
Cash	3,984,560	164,195	—
Deposit with broker for futures contracts	1,002,147	—	—
Deposit with broker for swap agreements	1,811,899	—	—
Receivables:
Interest and dividends	1,272,464	5,272,755	544,877
Capital shares issued	235,454	183,709	2,531
Investments sold	—	3,504,591	—
Variation margin on open swap agreements	2,714	—	—
From Adviser	26,151	41,395	23,251
Prepaid expenses	22,149	21,788	19,764
Total Assets	184,195,541	271,317,978	39,756,147
Liabilities:
Payables:
Collateral received on loaned securities	2,114,496	24,074,536	—
Distributions	87,139	246,678	7,157
To affiliate on interfund lending	—	—	2,866,000
To custodian	—	—	175
Investments purchased	—	275,000	—
Capital shares redeemed	809,198	1,340,730	337,008
Variation margin on open futures contracts	25,194	—	—
Accrued expenses and other payables:
Investment advisory fees	68,462	128,777	17,750
Administration fees	8,129	11,427	1,889
Custodian fees	3,870	5,954	1,582
Transfer agent fees	39,783	56,714	9,736
Compliance fees	133	191	32
Trustees' fees	107	111	102
12b-1 fees	9,552	17,413	3,628
Other accrued expenses	26,244	33,804	13,657
Total Liabilities	3,192,307	26,191,335	3,258,716
Net Assets:
Capital	218,070,749	321,802,870	40,518,445
Total accumulated earnings/(loss)	(37,067,515)	(76,676,227)	(4,021,014)
Net Assets	$181,003,234	$245,126,643	$36,497,431
Net Assets
Class A	$70,418,689	$28,508,175	$24,745,126
Class C	3,841,087	23,975,860	926,636
Class R	1,090,458	15,266,807	—
Class Y	105,653,000	177,375,801	10,825,669
Total	$181,003,234	$245,126,643	$36,497,431
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	7,302,296	5,418,077	2,990,668
Class C	398,217	4,545,163	112,049
Class R	113,089	2,893,339	—
Class Y	10,952,622	33,872,754	1,308,898
Total	18,766,224	46,729,333	4,411,615
Net asset value, offering (except Class A) and redemption price per share:
Class A	$9.64	$5.26	$8.27
Class C (c)	9.65	5.28	8.27
Class R	9.64	5.28	—
Class Y	9.65	5.24	8.27
Maximum Sales Charge — Class A	2.25%	2.25%	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$9.86	$5.38	$8.46

(a)  Includes $2,073,844 of securities on loan.

(b)  Includes $23,078,966 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

54

Victory Portfolios	Statements of Assets and Liabilities December 31, 2022
	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
Assets:
Investments, at value (Cost $43,439,581 and $1,391,086,668)	$37,792,446	$1,208,755,144
Cash	890,612	10,784,242
Receivables:
Interest and dividends	541,906	10,226,570
Capital shares issued	391,371	3,250,109
Investments sold	—	35,062,946
From Adviser	24,888	124,305
Prepaid expenses	28,328	44,981
Total Assets	39,669,551	1,268,248,297
Liabilities:
Payables:
Distributions	8,368	1,527,681
Investments purchased	—	2,695,602
Capital shares redeemed	85,534	7,024,275
Accrued expenses and other payables:
Investment advisory fees	17,181	736,369
Administration fees	1,831	60,751
Custodian fees	1,668	63,847
Transfer agent fees	8,007	294,575
Compliance fees	34	1,041
Trustees' fees	101	174
12b-1 fees	2,995	54,791
Other accrued expenses	13,654	148,025
Total Liabilities	139,373	12,607,131
Net Assets:
Capital	46,022,557	1,725,324,180
Total accumulated earnings/(loss)	(6,492,379)	(469,683,014)
Net Assets	$39,530,178	$1,255,641,166
Net Assets
Class A	$21,746,921	$252,903,758
Class C	1,259,240	58,606,070
Class R	—	537,336
Class Y	12,547,783	939,243,911
Member Class	3,976,234	4,350,091
Total	$39,530,178	$1,255,641,166
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	2,397,387	30,865,736
Class C	138,815	7,148,881
Class R	—	65,587
Class Y	1,382,972	114,575,045
Member Class	438,259	531,037
Total	4,357,433	153,186,286
Net asset value, offering (except Class A) and redemption price per share:
Class A	$9.07	$8.19
Class C (a)	9.07	8.20
Class R	—	8.19
Class Y	9.07	8.20
Member Class	9.07	8.19
Maximum Sales Charge — Class A	2.25%	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$9.28	$8.38

(a)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

55

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2022
	Victory INCORE Low Duration Bond Fund	Victory High Yield Fund	Victory Tax-Exempt Fund
Investment Income:
Dividends	$285,398	$98,828	$15,840
Interest	3,714,996	22,373,129	1,826,434
Securities lending (net of fees)	37,295	341,290	—
Total Income	4,037,689	22,813,247	1,842,274
Expenses:
Investment advisory fees	900,066	1,768,493	237,287
Administration fees	108,904	160,393	25,839
Sub-Administration fees	18,476	17,553	17,000
12b-1 fees — Class A	192,720	94,760	80,199
12b-1 fees — Class C	47,182	291,185	15,212
12b-1 fees — Class R	5,721	84,754	—
Custodian fees	16,465	25,056	5,485
Transfer agent fees — Class A	101,549	33,886	25,763
Transfer agent fees — Class C	4,892	15,771	1,832
Transfer agent fees — Class R	1,887	4,341	—
Transfer agent fees — Class Y	82,965	266,454	14,267
Trustees' fees	13,355	19,607	4,687
Compliance fees	1,610	2,388	385
Legal and audit fees	24,258	31,138	12,176
State registration and filing fees	60,665	83,684	47,119
Interfund lending	255	138	1,520
Other expenses	34,589	54,790	14,946
Recoupment of prior expenses waived/reimbursed by Adviser	3,148	—	—
Total Expenses	1,618,707	2,954,391	503,717
Expenses waived/reimbursed by Adviser	(148,134)	(261,892)	(125,945)
Net Expenses	1,470,573	2,692,499	377,772
Net Investment Income (Loss)	2,567,116	20,120,748	1,464,502
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(3,894,607)	(12,799,167)	(266,141)
Net realized gains (losses) from futures contracts	1,898,589	—	—
Net realized gains (losses) from swap agreements	(272,851)	—	—
Net change in unrealized appreciation/depreciation on investment securities	(8,349,748)	(64,592,741)	(7,310,013)
Net change in unrealized appreciation/depreciation on futures contracts	102,253	—	—
Net change in unrealized appreciation/depreciation on swap agreements	355,576	—	—
Net realized/unrealized gains (losses) on investments	(10,160,788)	(77,391,908)	(7,576,154)
Change in net assets resulting from operations	$(7,593,672)	$(57,271,160)	$(6,111,652)

See notes to financial statements.

56

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2022
	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
Investment Income:
Dividends	$14,987	$598,536
Interest	2,047,576	125,692,387
Total Income	2,062,563	126,290,923
Expenses:
Investment advisory fees	227,544	12,839,028
Administration fees	24,773	1,074,286
Sub-Administration fees	17,500	17,554
12b-1 fees — Class A	73,341	789,838
12b-1 fees — Class C	16,485	736,776
12b-1 fees — Class R	—	2,871
Custodian fees	5,761	256,474
Transfer agent fees — Class A	14,936	301,565
Transfer agent fees — Class C	3,439	66,496
Transfer agent fees — Class R	—	1,041
Transfer agent fees — Class Y	7,814	1,332,800
Transfer agent fees — Member Class	2,633	6,009
Trustees' fees	4,581	122,685
Compliance fees	371	16,063
Legal and audit fees	12,236	180,813
State registration and filing fees	59,357	174,323
Interfund lending	124	143,800
Other expenses	17,526	289,128
Recoupment of prior expenses waived/reimbursed by Adviser	—	15,514
Total Expenses	488,421	18,367,064
Expenses waived/reimbursed by Adviser	(142,621)	(1,383,846)
Net Expenses	345,800	16,983,218
Net Investment Income (Loss)	1,716,763	109,307,705
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(538,945)	(103,162,620)
Net change in unrealized appreciation/depreciation on investment securities	(8,833,268)	(170,669,010)
Net realized/unrealized gains (losses) on investments	(9,372,213)	(273,831,630)
Change in net assets resulting from operations	$(7,655,450)	$(164,523,925)

See notes to financial statements.

57

Victory Portfolios	Statements of Changes in Net Assets
	Victory INCORE Low Duration Bond Fund		Victory High Yield Fund		Victory Tax-Exempt Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$2,567,116	$2,291,642	$20,120,748	$15,725,344	$1,464,502	$1,441,183
Net realized gains (losses)	(2,268,869)	2,765,191	(12,799,167)	5,672,619	(266,141)	1,382,468
Net change in unrealized appreciation/ depreciation	(7,891,919)	(3,020,467)	(64,592,741)	(7,935,627)	(7,310,013)	(770,070)
Change in net assets resulting from operations	(7,593,672)	2,036,366	(57,271,160)	13,462,336	(6,111,652)	2,053,581
Distributions to Shareholders:
Class A	(1,184,967)	(879,844)	(2,582,986)	(2,461,269)	(1,359,219)	(1,954,076)
Class C	(33,971)	(21,804)	(1,793,155)	(1,335,016)	(48,903)	(103,696)
Class R	(12,816)	(7,637)	(1,117,459)	(979,672)	—	—
Class Y	(2,056,953)	(1,922,795)	(15,051,058)	(11,295,501)	(594,628)	(814,249)
Change in net assets resulting from distributions to shareholders	(3,288,707)	(2,832,080)	(20,544,658)	(16,071,458)	(2,002,750)	(2,872,021)
Change in net assets resulting from capital transactions	(25,401,306)	(42,237,361)	(15,844,877)	88,777,937	(6,707,385)	(9,358,432)
Change in net assets	(36,283,685)	(43,033,075)	(93,660,695)	86,168,815	(14,821,787)	(10,176,872)
Net Assets:
Beginning of period	217,286,919	260,319,994	338,787,338	252,618,523	51,319,218	61,496,090
End of period	$181,003,234	$217,286,919	$245,126,643	$338,787,338	$36,497,431	$51,319,218

(continues on next page)

See notes to financial statements.

58

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Low Duration Bond Fund		Victory High Yield Fund		Victory Tax-Exempt Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$31,077,464	$27,443,659	$4,620,240	$18,887,212	$9,954,581	$7,231,915
Distributions reinvested	1,069,427	797,627	1,725,144	1,668,744	1,271,336	1,806,265
Cost of shares redeemed	(34,520,760)	(21,402,058)	(17,029,134)	(9,668,773)	(16,407,801)	(5,160,768)
Total Class A	$(2,373,869)	$6,839,228	$(10,683,750)	$10,887,183	$(5,181,884)	$3,877,412
Class C
Proceeds from shares issued	$1,880,995	$1,947,527	$3,482,445	$10,304,554	$333,464	$212,297
Distributions reinvested	32,476	20,254	1,032,069	672,575	46,307	99,658
Cost of shares redeemed	(3,338,417)	(19,935,340)	(5,904,434)	(3,823,976)	(1,205,436)	(4,766,843)
Total Class C	$(1,424,946)	$(17,967,559)	$(1,389,920)	$7,153,153	$(825,665)	$(4,454,888)
Class R
Proceeds from shares issued	$199,890	$250,815	$421,438	$979,946	$—	$—
Distributions reinvested	12,815	7,615	137,188	107,948	—	—
Cost of shares redeemed	(274,569)	(169,252)	(143,786)	(984,832)	—	—
Total Class R	$(61,864)	$89,178	$414,840	$103,062	$—	$—
Class Y
Proceeds from shares issued	$55,691,544	$70,433,564	$173,422,368	$189,927,452	$9,356,843	$7,289,073
Distributions reinvested	1,663,223	1,562,121	15,032,014	11,280,860	577,178	789,622
Cost of shares redeemed	(78,895,394)	(103,193,893)	(192,640,429)	(130,573,773)	(10,633,857)	(16,859,651)
Total Class Y	$(21,540,627)	$(31,198,208)	$(4,186,047)	$70,634,539	$(699,836)	$(8,780,956)
Change in net assets resulting from capital transactions	$(25,401,306)	$(42,237,361)	$(15,844,877)	$88,777,937	$(6,707,385)	$(9,358,432)

(continues on next page)

See notes to financial statements.

59

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Low Duration Bond Fund		Victory High Yield Fund		Victory Tax-Exempt Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Share Transactions:
Class A
Issued	3,166,353	2,689,921	783,246	2,747,182	1,145,635	722,275
Reinvested	109,743	78,254	296,774	243,419	147,649	182,127
Redeemed	(3,541,453)	(2,097,475)	(2,913,037)	(1,409,340)	(1,912,426)	(514,040)
Total Class A	(265,357)	670,700	(1,833,017)	1,581,261	(619,142)	390,362
Class C
Issued	191,685	191,248	573,020	1,495,332	35,794	21,295
Reinvested	3,342	1,986	178,458	97,913	5,338	10,059
Redeemed	(340,742)	(1,954,241)	(1,035,733)	(555,259)	(137,452)	(476,876)
Total Class C	(145,715)	(1,761,007)	(284,255)	1,037,986	(96,320)	(445,522)
Class R
Issued	20,168	24,662	69,477	141,863	—	—
Reinvested	1,317	747	23,822	15,703	—	—
Redeemed	(27,860)	(16,595)	(24,383)	(143,250)	—	—
Total Class R	(6,375)	8,814	68,916	14,316	—	—
Class Y
Issued	5,674,795	6,908,185	29,095,639	27,774,023	1,044,358	723,170
Reinvested	170,445	153,191	2,610,339	1,654,148	66,989	79,624
Redeemed	(8,040,501)	(10,114,574)	(32,937,648)	(19,136,526)	(1,231,080)	(1,688,841)
Total Class Y	(2,195,261)	(3,053,198)	(1,231,670)	10,291,645	(119,733)	(886,047)
Change in Shares	(2,612,708)	(4,134,691)	(3,280,026)	12,925,208	(835,195)	(941,207)
See notes to financial statements.

60

Victory Portfolios	Statements of Changes in Net Assets
	Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$1,716,763	$1,590,070	$109,307,705	$65,098,792
Net realized gains (losses)	(538,945)	209,201	(103,162,620)	408,615
Net change in unrealized appreciation/depreciation	(8,833,268)	1,002,109	(170,669,010)	(12,438,598)
Change in net assets resulting from operations	(7,655,450)	2,801,380	(164,523,925)	53,068,809
Distributions to Shareholders:
Class A	(1,271,803)	(1,162,366)	(17,479,036)	(11,345,229)
Class C	(58,566)	(78,359)	(3,482,234)	(2,286,259)
Class R	—	—	(29,001)	(16,736)
Class Y	(521,176)	(435,742)	(88,352,703)	(51,994,941)
Member Class	(153,672)	(45,997)	(255,361)	(35,024)
Change in net assets resulting from distributions to shareholders	(2,005,217)	(1,722,464)	(109,598,335)	(65,678,189)
Change in net assets resulting from capital transactions	(4,293,890)	6,876,625	(672,675,949)	1,551,086,684
Change in net assets	(13,954,557)	7,955,541	(946,798,209)	1,538,477,304
Net Assets:
Beginning of period	53,484,735	45,529,194	2,202,439,375	663,962,071
End of period	$39,530,178	$53,484,735	$1,255,641,166	$2,202,439,375

(continues on next page)

See notes to financial statements.

61

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Class A
Proceeds from shares issued	$10,294,150	$9,753,917	$97,770,885	$266,345,825
Distributions reinvested	1,179,354	1,080,764	15,235,706	10,126,690
Cost of shares redeemed	(17,909,597)	(3,548,527)	(167,236,180)	(90,141,473)
Total Class A	$(6,436,093)	$7,286,154	$(54,229,589)	$186,331,042
Class C
Proceeds from shares issued	$28,108	$234,228	$14,847,278	$48,665,824
Distributions reinvested	58,388	74,083	3,095,076	2,087,262
Cost of shares redeemed	(660,750)	(7,590,095)	(30,677,125)	(64,541,146)
Total Class C	$(574,254)	$(7,281,784)	$(12,734,771)	$(13,788,060)
Class R
Proceeds from shares issued	$—	$—	$188,702	$370,964
Distributions reinvested	—	—	28,901	16,539
Cost of shares redeemed	—	—	(205,368)	(82,647)
Total Class R	$—	$—	$12,235	$304,856
Class Y
Proceeds from shares issued	$8,755,236	$5,118,372	$1,087,901,526	$1,691,635,496
Distributions reinvested	509,091	423,799	73,528,356	45,070,085
Cost of shares redeemed	(8,291,509)	(1,382,882)	(1,769,959,405)	(360,535,842)
Total Class Y	$972,818	$4,159,289	$(608,529,523)	$1,376,169,739
Member Class
Proceeds from shares issued	$2,638,043	$2,791,673	$4,026,377	$2,614,800
Distributions reinvested	153,672	45,997	255,361	35,024
Cost of shares redeemed	(1,048,076)	(124,704)	(1,476,039)	(580,717)
Total Member Class	$1,743,639	$2,712,966	$2,805,699	$2,069,107
Change in net assets resulting from capital transactions	$(4,293,890)	$6,876,625	$(672,675,949)	$1,551,086,684

(continues on next page)

See notes to financial statements.

62

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Share Transactions:
Class A
Issued	1,095,148	892,208	10,891,955	28,352,164
Reinvested	123,326	97,863	1,777,071	1,079,897
Redeemed	(1,919,547)	(321,447)	(19,287,321)	(9,602,493)
Total Class A	(701,073)	668,624	(6,618,295)	19,829,568
Class C
Issued	2,973	21,158	1,648,414	5,176,179
Reinvested	6,095	6,716	361,824	222,482
Redeemed	(67,991)	(695,638)	(3,552,036)	(6,865,599)
Total Class C	(58,923)	(667,764)	(1,541,798)	(1,466,938)
Class R
Issued	—	—	20,892	39,473
Reinvested	—	—	3,384	1,764
Redeemed	—	—	(23,243)	(8,787)
Total Class R	—	—	1,033	32,450
Class Y
Issued	932,072	464,246	122,271,204	179,923,304
Reinvested	53,109	38,361	8,535,580	4,805,331
Redeemed	(872,754)	(125,470)	(205,741,941)	(38,433,801)
Total Class Y	112,427	377,137	(74,935,157)	146,294,834
Member Class
Issued	271,855	251,536	446,286	278,912
Reinvested	16,200	4,154	29,978	3,741
Redeemed	(107,086)	(11,298)	(172,741)	(61,820)
Total Member Class	180,969	244,392	303,523	220,833
Change in Shares	(466,600)	622,389	(82,790,694)	164,910,747

See notes to financial statements.

63

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.16	$10.20	$9.99	$9.86	$9.99
Investment Activities:
Net investment income (loss) (a)	0.12	0.09	0.14	0.19	0.16
Net realized and unrealized gains (losses)	(0.49)	(0.02)	0.24	0.15	(0.08)
Total from Investment Activities	(0.37)	0.07	0.38	0.34	0.08
Distributions to Shareholders From:
Net investment income	(0.15)	(0.11)	(0.14)	(0.20)	(0.21)
Return of capital	—	—	(0.03)	(0.01)	—
Total Distributions	(0.15)	(0.11)	(0.17)	(0.21)	(0.21)
Net Asset Value, End of Period	$9.64	$10.16	$10.20	$9.99	$9.86
Total Return (excludes sales charge) (b)	(3.62)%	0.71%	3.85%	3.51%	0.73%
Ratios to Average Net Assets:
Net Expenses (c)	0.85%	0.85%	0.85%	0.85%	0.85%
Net Investment Income (Loss)	1.18%	0.87%	1.39%	1.93%	1.66%
Gross Expenses (c)	0.96%	0.95%	0.95%	0.95%	0.90%
Supplemental Data:
Net Assets at end of period (000's)	$70,419	$76,901	$70,357	$61,972	$96,210
Portfolio Turnover (d)	81%	58%	85%	50%	45%

(continues on next page)

See notes to financial statements.

64

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.16	$10.20	$9.99	$9.85	$9.99
Investment Activities:
Net investment income (loss) (a)	0.04	0.01	0.08	0.12	0.09
Net realized and unrealized gains (losses)	(0.47)	(0.02)	0.22	0.16	(0.09)
Total from Investment Activities	(0.43)	(0.01)	0.30	0.28	— (e)
Distributions to Shareholders From:
Net investment income	(0.08)	(0.03)	(0.07)	(0.14)	(0.14)
Return of capital	—	—	(0.02)	— (e)	—
Total Distributions	(0.08)	(0.03)	(0.09)	(0.14)	(0.14)
Net Asset Value, End of Period	$9.65	$10.16	$10.20	$9.99	$9.85
Total Return (excludes contingent deferred sales charge) (b)	(4.26)%	(0.07)%	3.05%	2.81%	(0.04)%
Ratios to Average Net Assets:
Net Expenses (c)	1.62%	1.62%	1.62%	1.62%	1.62%
Net Investment Income (Loss)	0.37%	0.10%	0.76%	1.17%	0.88%
Gross Expenses (c)	1.91%	1.91%	1.72%	1.70%	1.68%
Supplemental Data:
Net Assets at end of period (000's)	$3,841	$5,528	$23,504	$38,969	$62,103
Portfolio Turnover (d)	81%	58%	85%	50%	45%

(continues on next page)

See notes to financial statements.

65

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.16	$10.20	$9.99	$9.86	$9.99
Investment Activities:
Net investment income (loss) (a)	0.07	0.05	0.10	0.15	0.12
Net realized and unrealized gains (losses)	(0.48)	(0.02)	0.24	0.15	(0.08)
Total from Investment Activities	(0.41)	0.03	0.34	0.30	0.04
Distributions to Shareholders From:
Net investment income	(0.11)	(0.07)	(0.10)	(0.16)	(0.17)
Return of capital	—	—	(0.03)	(0.01)	—
Total Distributions	(0.11)	(0.07)	(0.13)	(0.17)	(0.17)
Net Asset Value, End of Period	$9.64	$10.16	$10.20	$9.99	$9.86
Total Return (b)	(4.03)%	0.29%	3.41%	3.17%	0.31%
Ratios to Average Net Assets:
Net Expenses (c)	1.27%	1.27%	1.27%	1.27%	1.27%
Net Investment Income (Loss)	0.75%	0.45%	0.99%	1.50%	1.20%
Gross Expenses (c)	2.22%	2.30%	2.38%	2.13%	1.87%
Supplemental Data:
Net Assets at end of period (000's)	$1,090	$1,214	$1,129	$1,147	$1,554
Portfolio Turnover (d)	81%	58%	85%	50%	45%

(continues on next page)

See notes to financial statements.

66

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.16	$10.20	$9.99	$9.86	$10.00
Investment Activities:
Net investment income (loss) (a)	0.14	0.11	0.17	0.21	0.19
Net realized and unrealized gains (losses)	(0.47)	(0.01)	0.23	0.16	(0.10)
Total from Investment Activities	(0.33)	0.10	0.40	0.37	0.09
Distributions to Shareholders From:
Net investment income	(0.18)	(0.14)	(0.15)	(0.23)	(0.23)
Return of capital	—	—	(0.04)	(0.01)	—
Total Distributions	(0.18)	(0.14)	(0.19)	(0.24)	(0.23)
Net Asset Value, End of Period	$9.65	$10.16	$10.20	$9.99	$9.86
Total Return (b)	(3.30)%	0.94%	4.08%	3.76%	0.96%
Ratios to Average Net Assets:
Net Expenses (c)	0.62%	0.62%	0.62%	0.62%	0.62%
Net Investment Income (Loss)	1.40%	1.10%	1.64%	2.12%	1.87%
Gross Expenses (c)	0.65%	0.67%	0.68%	0.69%	0.68%
Supplemental Data:
Net Assets at end of period (000's)	$105,653	$133,644	$165,330	$164,509	$180,034
Portfolio Turnover (d)	81%	58%	85%	50%	45%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Amount is less than $0.005 per share.

See notes to financial statements.

67

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$6.79	$6.83	$6.73	$6.20	$6.57
Investment Activities:
Net investment income (loss) (a)	0.40	0.36	0.37	0.37	0.39
Net realized and unrealized gains (losses)	(1.52)	(0.03)	0.10	0.54	(0.37)
Total from Investment Activities	(1.12)	0.33	0.47	0.91	0.02
Distributions to Shareholders From:
Net investment income	(0.41)	(0.37)	(0.37)	(0.38)	(0.39)
Total Distributions	(0.41)	(0.37)	(0.37)	(0.38)	(0.39)
Net Asset Value, End of Period	$5.26	$6.79	$6.83	$6.73	$6.20
Total Return (excludes sales charge) (b)	(16.87)%	4.86%	7.61%	14.90%	0.28%
Ratios to Average Net Assets:
Net Expenses (c)	1.00%	1.00%	1.00%	1.00%	1.00%
Net Investment Income (Loss)	6.68%	5.22%	5.85%	5.70%	6.01%
Gross Expenses (c)	1.08%	1.08%	1.12%	1.12%	1.12%
Supplemental Data:
Net Assets at end of period (000's)	$28,508	$49,271	$38,735	$31,602	$23,797
Portfolio Turnover (d)	47%	67%	124%	87%	87%

(continues on next page)

See notes to financial statements.

68

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$6.81	$6.85	$6.75	$6.21	$6.58
Investment Activities:
Net investment income (loss) (a)	0.36	0.31	0.33	0.33	0.34
Net realized and unrealized gains (losses)	(1.52)	(0.03)	0.10	0.54	(0.36)
Total from Investment Activities	(1.16)	0.28	0.43	0.87	(0.02)
Distributions to Shareholders From:
Net investment income	(0.37)	(0.32)	(0.33)	(0.33)	(0.35)
Total Distributions	(0.37)	(0.32)	(0.33)	(0.33)	(0.35)
Net Asset Value, End of Period	$5.28	$6.81	$6.85	$6.75	$6.21
Total Return (excludes contingent deferred sales charge) (b)	(17.41)%	4.11%	6.84%	14.24%	(0.43)%
Ratios to Average Net Assets:
Net Expenses (c)	1.70%	1.70%	1.70%	1.70%	1.70%
Net Investment Income (Loss)	6.03%	4.51%	5.14%	5.00%	5.29%
Gross Expenses (c)	1.80%	1.78%	1.81%	1.82%	1.84%
Supplemental Data:
Net Assets at end of period (000's)	$23,976	$32,889	$25,957	$21,163	$19,432
Portfolio Turnover (d)	47%	67%	124%	87%	87%

(continues on next page)

See notes to financial statements.

69

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class R
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$6.81	$6.85	$6.75	$6.22	$6.59
Investment Activities:
Net investment income (loss) (a)	0.38	0.34	0.35	0.35	0.37
Net realized and unrealized gains (losses)	(1.52)	(0.03)	0.10	0.53	(0.37)
Total from Investment Activities	(1.14)	0.31	0.45	0.88	— (e)
Distributions to Shareholders From:
Net investment income	(0.39)	(0.35)	(0.35)	(0.35)	(0.37)
Total Distributions	(0.39)	(0.35)	(0.35)	(0.35)	(0.37)
Net Asset Value, End of Period	$5.28	$6.81	$6.85	$6.75	$6.22
Total Return (b)	(17.07)%	4.55%	7.24%	14.48%	(0.07)%
Ratios to Average Net Assets:
Net Expenses (c)	1.29%	1.28%	1.33%	1.33%	1.35%
Net Investment Income (Loss)	6.46%	4.93%	5.51%	5.37%	5.64%
Gross Expenses (c)	1.29%	1.28%	1.33%	1.33%	1.35%
Supplemental Data:
Net Assets at end of period (000's)	$15,267	$19,243	$19,248	$18,818	$17,595
Portfolio Turnover (d)	47%	67%	124%	87%	87%

(continues on next page)

See notes to financial statements.

70

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Yield Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$6.76	$6.80	$6.70	$6.17	$6.54
Investment Activities:
Net investment income (loss) (a)	0.41	0.38	0.39	0.39	0.41
Net realized and unrealized gains (losses)	(1.51)	(0.04)	0.10	0.53	(0.37)
Total from Investment Activities	(1.10)	0.34	0.49	0.92	0.04
Distributions to Shareholders From:
Net investment income	(0.42)	(0.38)	(0.39)	(0.39)	(0.41)
Total Distributions	(0.42)	(0.38)	(0.39)	(0.39)	(0.41)
Net Asset Value, End of Period	$5.24	$6.76	$6.80	$6.70	$6.17
Total Return (b)	(16.58)%	5.15%	7.88%	15.25%	0.52%
Ratios to Average Net Assets:
Net Expenses (c)	0.76%	0.76%	0.76%	0.76%	0.76%
Net Investment Income (Loss)	7.00%	5.49%	6.11%	5.96%	6.32%
Gross Expenses (c)	0.86%	0.84%	0.90%	0.92%	0.97%
Supplemental Data:
Net Assets at end of period (000's)	$177,376	$237,385	$168,677	$108,171	$21,060
Portfolio Turnover (d)	47%	67%	124%	87%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Amount is less than $0.005 per share.

See notes to financial statements.

71

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Tax-Exempt Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.78	$9.94	$9.84	$9.47	$9.91
Investment Activities:
Net investment income (loss) (a)	0.27	0.27	0.29	0.30	0.36
Net realized and unrealized gains (losses)	(1.41)	0.12	0.23	0.53	(0.30)
Total from Investment Activities	(1.14)	0.39	0.52	0.83	0.06
Distributions to Shareholders From:
Net investment income	(0.31)	(0.32)	(0.32)	(0.34)	(0.36)
Net realized gains from investments	(0.06)	(0.23)	(0.10)	(0.12)	(0.14)
Total Distributions	(0.37)	(0.55)	(0.42)	(0.46)	(0.50)
Net Asset Value, End of Period	$8.27	$9.78	$9.94	$9.84	$9.47
Total Return (excludes sales charge) (b)	(11.70)%	3.94%	5.39%	8.82%	0.69%
Ratios to Average Net Assets:
Net Expenses (c)	0.80%	0.80%	0.80%	0.80%	0.80%
Net Investment Income (Loss)	3.08%	2.74%	3.00%	3.04%	3.68%
Gross Expenses (c)	1.07%	1.03%	1.04%	1.02%	0.97%
Supplemental Data:
Net Assets at end of period (000's)	$24,745	$35,312	$32,001	$30,251	$29,993
Portfolio Turnover (d)	13%	6%	44%	64%	42%

(continues on next page)

See notes to financial statements.

72

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Tax-Exempt Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.78	$9.94	$9.84	$9.47	$9.90
Investment Activities:
Net investment income (loss) (a)	0.20	0.20	0.22	0.23	0.28
Net realized and unrealized gains (losses)	(1.41)	0.11	0.22	0.52	(0.29)
Total from Investment Activities	(1.21)	0.31	0.44	0.75	(0.01)
Distributions to Shareholders From:
Net investment income	(0.24)	(0.24)	(0.24)	(0.26)	(0.28)
Net realized gains from investments	(0.06)	(0.23)	(0.10)	(0.12)	(0.14)
Total Distributions	(0.30)	(0.47)	(0.34)	(0.38)	(0.42)
Net Asset Value, End of Period	$8.27	$9.78	$9.94	$9.84	$9.47
Total Return (excludes contingent deferred sales charge) (b)	(12.40)%	3.13%	4.56%	7.97%	(0.01)%
Ratios to Average Net Assets:
Net Expenses (c)	1.60%	1.60%	1.60%	1.60%	1.60%
Net Investment Income (Loss)	2.23%	2.01%	2.28%	2.34%	2.88%
Gross Expenses (c)	2.58%	2.38%	1.91%	1.82%	1.78%
Supplemental Data:
Net Assets at end of period (000's)	$927	$2,037	$6,497	$11,259	$17,986
Portfolio Turnover (d)	13%	6%	44%	64%	42%

(continues on next page)

See notes to financial statements.

73

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Tax-Exempt Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.78	$9.94	$9.84	$9.46	$9.90
Investment Activities:
Net investment income (loss) (a)	0.28	0.29	0.30	0.30	0.37
Net realized and unrealized gains (losses)	(1.41)	0.11	0.23	0.55	(0.30)
Total from Investment Activities	(1.13)	0.40	0.53	0.85	0.07
Distributions to Shareholders From:
Net investment income	(0.32)	(0.33)	(0.33)	(0.35)	(0.37)
Net realized gains from investments	(0.06)	(0.23)	(0.10)	(0.12)	(0.14)
Total Distributions	(0.38)	(0.56)	(0.43)	(0.47)	(0.51)
Net Asset Value, End of Period	$8.27	$9.78	$9.94	$9.84	$9.46
Total Return (b)	(11.60)%	4.06%	5.51%	9.06%	0.80%
Ratios to Average Net Assets:
Net Expenses (c)	0.69%	0.69%	0.69%	0.69%	0.69%
Net Investment Income (Loss)	3.19%	2.85%	3.12%	3.07%	3.79%
Gross Expenses (c)	0.87%	0.89%	0.85%	0.83%	0.77%
Supplemental Data:
Net Assets at end of period (000's)	$10,826	$13,969	$22,998	$24,459	$20,260
Portfolio Turnover (d)	13%	6%	44%	64%	42%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

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Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory High Income Municipal Bond Fund
	Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$11.09	$10.84	$10.75	$10.39	$10.79
Investment Activities:
Net investment income (loss) (a)	0.36	0.36	0.42	0.35	0.43
Net realized and unrealized gains (losses)	(1.95)	0.27	0.15	0.47	(0.40)
Total from Investment Activities	(1.59)	0.63	0.57	0.82	0.03
Distributions to Shareholders From:
Net investment income	(0.40)	(0.38)	(0.39)	(0.40)	(0.43)
Net realized gains from investments	(0.03)	—	(0.09)	(0.06)	—
Total Distributions	(0.43)	(0.38)	(0.48)	(0.46)	(0.43)
Net Asset Value, End of Period	$9.07	$11.09	$10.84	$10.75	$10.39
Total Return (excludes sales charge) (b)	(14.48)%	5.91%	5.52%	8.04%	0.34%
Ratios to Average Net Assets:
Net Expenses (c)	0.80%	0.80%	0.80%	0.80%	0.80%
Net Investment Income (Loss)	3.74%	3.22%	3.95%	3.27%	4.13%
Gross Expenses (c)	1.04%	1.04%	1.10%	1.09%	1.02%
Supplemental Data:
Net Assets at end of period (000's)	$21,747	$34,352	$26,330	$19,153	$16,483
Portfolio Turnover (d)	23%	19%	74%	49%	48%

(continues on next page)

See notes to financial statements.

75

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Income Municipal Bond Fund
	Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$11.09	$10.84	$10.75	$10.39	$10.79
Investment Activities:
Net investment income (loss) (a)	0.29	0.28	0.33	0.28	0.35
Net realized and unrealized gains (losses)	(1.96)	0.27	0.16	0.46	(0.40)
Total from Investment Activities	(1.67)	0.55	0.49	0.74	(0.05)
Distributions to Shareholders From:
Net investment income	(0.32)	(0.30)	(0.31)	(0.32)	(0.35)
Net realized gains from investments	(0.03)	—	(0.09)	(0.06)	—
Total Distributions	(0.35)	(0.30)	(0.40)	(0.38)	(0.35)
Net Asset Value, End of Period	$9.07	$11.09	$10.84	$10.75	$10.39
Total Return (excludes contingent deferred sales charge) (b)	(15.14)%	5.12%	4.72%	7.22%	(0.43)%
Ratios to Average Net Assets:
Net Expenses (c)	1.57%	1.57%	1.57%	1.57%	1.57%
Net Investment Income (Loss)	2.94%	2.50%	3.11%	2.61%	3.35%
Gross Expenses (c)	2.56%	2.20%	1.90%	1.85%	1.78%
Supplemental Data:
Net Assets at end of period (000's)	$1,259	$2,192	$9,378	$13,995	$19,282
Portfolio Turnover (d)	23%	19%	74%	49%	48%

(continues on next page)

See notes to financial statements.

76

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Income Municipal Bond Fund
	Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$11.09	$10.84	$10.75	$10.39	$10.79
Investment Activities:
Net investment income (loss) (a)	0.38	0.38	0.44	0.38	0.46
Net realized and unrealized gains (losses)	(1.95)	0.28	0.16	0.47	(0.40)
Total from Investment Activities	(1.57)	0.66	0.60	0.85	0.06
Distributions to Shareholders From:
Net investment income	(0.42)	(0.41)	(0.42)	(0.43)	(0.46)
Net realized gains from investments	(0.03)	—	(0.09)	(0.06)	—
Total Distributions	(0.45)	(0.41)	(0.51)	(0.49)	(0.46)
Net Asset Value, End of Period	$9.07	$11.09	$10.84	$10.75	$10.39
Total Return (b)	(14.29)%	6.16%	5.76%	8.29%	0.57%
Ratios to Average Net Assets:
Net Expenses (c)	0.57%	0.57%	0.57%	0.57%	0.57%
Net Investment Income (Loss)	3.94%	3.40%	4.14%	3.56%	4.36%
Gross Expenses (c)	0.87%	0.85%	0.93%	0.88%	0.78%
Supplemental Data:
Net Assets at end of period (000's)	$12,548	$14,087	$9,682	$10,620	$11,683
Portfolio Turnover (d)	23%	19%	74%	49%	48%

(continues on next page)

See notes to financial statements.

77

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Income Municipal Bond Fund
	Member Class
	Year Ended December 31, 2022	Year Ended December 31, 2021	November 3, 2020(e) through December 31, 2020
Net Asset Value, Beginning of Period	$11.09	$10.84	$10.56
Investment Activities:
Net investment income (loss) (a)	0.38	0.34	0.12
Net realized and unrealized gains (losses)	(1.96)	0.31	0.31
Total from Investment Activities	(1.58)	0.65	0.43
Distributions to Shareholders From:
Net investment income	(0.41)	(0.40)	(0.06)
Net realized gains from investments	(0.03)	—	(0.09)
Total Distributions	(0.44)	(0.40)	(0.15)
Net Asset Value, End of Period	$9.07	$11.09	$10.84
Total Return (b) (f)	(14.35)%	6.07%	4.12%
Ratios to Average Net Assets:
Net Expenses (c) (g)	0.65%	0.65%	0.65%
Net Investment Income (Loss) (g)	3.93%	3.04%	6.78%
Gross Expenses (c) (g)	1.33%	2.61%	42.32%
Supplemental Data:
Net Assets at end of period (000's)	$3,976	$2,853	$140
Portfolio Turnover (d) (f)	23%	19%	74%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Commencement of operations.

(f)  Not annualized for periods less than one year.

(g)  Annualized for periods less than one year.
See notes to financial statements.

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Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.33		$9.34	$9.42	$9.13	$9.60
Investment Activities:
Net investment income (loss) (a)	0.48		0.36	0.49	0.55	0.52
Net realized and unrealized gains (losses)	(1.13)		— (b)	(0.08)	0.29	(0.47)
Total from Investment Activities	(0.65)		0.36	0.41	0.84	0.05
Distributions to Shareholders From:
Net investment income	(0.49)		(0.37)	(0.49)	(0.55)	(0.52)
Total Distributions	(0.49)		(0.37)	(0.49)	(0.55)	(0.52)
Net Asset Value, End of Period	$8.19		$9.33	$9.34	$9.42	$9.13
Total Return (excludes sales charge) (c)	(7.01)%		3.89%	4.81%	9.43%	0.43%
Ratios to Average Net Assets:
Net Expenses (d)	1.01	%(e)	1.00%	1.00%	1.00%	1.00%
Net Investment Income (Loss)	5.52%		3.88%	5.54%	5.89%	5.41%
Gross Expenses (d)	1.11%		1.12%	1.17%	1.17%	1.14%
Supplemental Data:
Net Assets at end of period (000's)	$252,904		$349,706	$164,864	$146,584	$118,672
Portfolio Turnover (f)	35%		35%	54%	35%	48%

(continues on next page)

See notes to financial statements.

79

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.33		$9.34	$9.42	$9.14	$9.61
Investment Activities:
Net investment income (loss) (a)	0.41		0.29	0.43	0.48	0.44
Net realized and unrealized gains (losses)	(1.12)		(0.01)	(0.09)	0.28	(0.47)
Total from Investment Activities	(0.71)		0.28	0.34	0.76	(0.03)
Distributions to Shareholders From:
Net investment income	(0.42)		(0.29)	(0.42)	(0.48)	(0.44)
Total Distributions	(0.42)		(0.29)	(0.42)	(0.48)	(0.44)
Net Asset Value, End of Period	$8.20		$9.33	$9.34	$9.42	$9.14
Total Return (excludes contingent deferred sales charge) (c)	(7.66)%		3.05%	3.96%	8.49%	(0.38)%
Ratios to Average Net Assets:
Net Expenses (d)	1.81	%(e)	1.80%	1.80%	1.80%	1.80%
Net Investment Income (Loss)	4.73%		3.09%	4.81%	5.08%	4.60%
Gross Expenses (d)	1.87%		1.89%	1.94%	1.92%	1.90%
Supplemental Data:
Net Assets at end of period (000's)	$58,606		$81,109	$94,885	$149,054	$211,462
Portfolio Turnover (f)	35%		35%	54%	35%	48%

(continues on next page)

See notes to financial statements.

80

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class R
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.33		$9.33	$9.41	$9.13	$9.60
Investment Activities:
Net investment income (loss) (a)	0.44		0.31	0.45	0.50	0.46
Net realized and unrealized gains (losses)	(1.14)		— (b)	(0.09)	0.28	(0.46)
Total from Investment Activities	(0.70)		0.31	0.36	0.78	— (b)
Distributions to Shareholders From:
Net investment income	(0.44)		(0.31)	(0.44)	(0.50)	(0.47)
Total Distributions	(0.44)		(0.31)	(0.44)	(0.50)	(0.47)
Net Asset Value, End of Period	$8.19		$9.33	$9.33	$9.41	$9.13
Total Return (c)	(7.55)%		3.40%	4.23%	8.75%	(0.13)%
Ratios to Average Net Assets:
Net Expenses (d)	1.57	%(e)	1.56%	1.56%	1.56%	1.56%
Net Investment Income (Loss)	5.05%		3.31%	5.01%	5.34%	4.84%
Gross Expenses (d)	3.32%		3.45%	6.20%	3.73%	2.99%
Supplemental Data:
Net Assets at end of period (000's)	$537		$602	$300	$455	$716
Portfolio Turnover (f)	35%		35%	54%	35%	48%

(continues on next page)

See notes to financial statements.

81

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.33		$9.35	$9.43	$9.14	$9.61
Investment Activities:
Net investment income (loss) (a)	0.49		0.38	0.51	0.57	0.54
Net realized and unrealized gains (losses)	(1.11)		(0.01)	(0.08)	0.29	(0.47)
Total from Investment Activities	(0.62)		0.37	0.43	0.86	0.07
Distributions to Shareholders From:
Net investment income	(0.51)		(0.39)	(0.51)	(0.57)	(0.54)
Total Distributions	(0.51)		(0.39)	(0.51)	(0.57)	(0.54)
Net Asset Value, End of Period	$8.20		$9.33	$9.35	$9.43	$9.14
Total Return (c)	(6.69)%		4.01%	5.03%	9.65%	0.64%
Ratios to Average Net Assets:
Net Expenses (d)	0.79	%(e)	0.78%	0.78%	0.78%	0.78%
Net Investment Income (Loss)	5.58%		4.08%	5.73%	6.10%	5.64%
Gross Expenses (d)	0.85%		0.86%	0.93%	0.92%	0.89%
Supplemental Data:
Net Assets at end of period (000's)	$939,244		$1,768,900	$403,852	$289,796	$281,545
Portfolio Turnover (f)	35%		35%	54%	35%	48%

(continues on next page)

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82

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Floating Rate Fund
	Member Class
	Year Ended December 31, 2022		Year Ended December 31, 2021	November 3, 2020(g) through December 31, 2020
Net Asset Value, Beginning of Period	$9.33		$9.34	$9.02
Investment Activities:
Net investment income (loss) (a)	0.52		0.38	0.08
Net realized and unrealized gains (losses)	(1.15)		(0.01)	0.32
Total from Investment Activities	(0.63)		0.37	0.40
Distributions to Shareholders From:
Net investment income	(0.51)		(0.38)	(0.08)
Total Distributions	(0.51)		(0.38)	(0.08)
Net Asset Value, End of Period	$8.19		$9.33	$9.34
Total Return (c) (h)	(6.87)%		4.04%	4.41%
Ratios to Average Net Assets:
Net Expenses (d) (i)	0.86	%(e)	0.85%	0.85%
Net Investment Income (Loss) (i)	5.94%		4.02%	5.46%
Gross Expenses (d) (i)	1.36%		3.64%	56.41%
Supplemental Data:
Net Assets at end of period (000's)	$4,350		$2,122	$62
Portfolio Turnover (f) (h)	35%		35%	54%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Includes impact of Interfund lending fees. With these Interfund lending fees, the net expense ratio would have been at the contractual expense cap. (See Note 4 in the accompanying Notes to Financial Statements)

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(g)  Commencement of operations.

(h)  Not annualized for periods less than one year.

(i)  Annualized for periods less than one year.

See notes to financial statements.

83

Victory Portfolios	Notes to Financial Statements December 31, 2022

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 37 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following five Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory INCORE Low Duration Bond Fund	INCORE Low Duration Bond Fund	A, C, R, and Y
Victory High Yield Fund	High Yield Fund	A, C, R, and Y
Victory Tax-Exempt Fund	Tax-Exempt Fund	A, C, and Y
Victory High Income Municipal Bond Fund	High Income Municipal Bond Fund	A, C, Y, and Member Class
Victory Floating Rate Fund	Floating Rate Fund	A, C, R, Y, and Member Class

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Victory Capital Management Inc. ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

84

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
INCORE Low Duration Bond Fund
Asset-Backed Securities	$—	$13,411,067	$—	$13,411,067
Collateralized Mortgage Obligations	—	29,500,114	—	29,500,114
Convertible Corporate Bonds	—	9,962,669	—	9,962,669
Convertible Preferred Stocks	3,053,446	—	—	3,053,446
Corporate Bonds	—	67,457,981	—	67,457,981
Residential Mortgage-Backed Securities	—	1,518,780	—	1,518,780
Yankee Dollars	—	16,431,111	—	16,431,111
U.S. Government Mortgage-Backed Agencies	—	5,728,070	—	5,728,070
U.S. Treasury Obligations	—	26,660,269	—	26,660,269
Collateral for Securities Loaned	2,114,496	—	—	2,114,496
Total	$5,167,942	$170,670,061	$—	$175,838,003

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2022
	Level 1	Level 2		Level 3	Total
Other Financial Investments*:
Assets:
Credit Default Swap	$—	$397,087		$—	$397,087
Futures Contracts	160,751	—		—	160,751
Liabilities:
Futures Contracts	(62,801)	—		—	(62,801)
Total	$97,950	$397,087		$—	$495,037
High Yield Fund
Common Stocks	$898,590	$—		$226,212	$1,124,802
Senior Secured Loans	—	37,542,814		—	37,542,814
Corporate Bonds	—	177,315,302		—	177,315,302
Yankee Dollars	—	21,081,767		—	21,081,767
Exchange-Traded Funds	990,324	—		—	990,324
Collateral for Securities Loaned	24,074,536	—		—	24,074,536
Total	$25,963,450	$235,939,883		$226,212	$262,129,545
Tax-Exempt Fund
Municipal Bonds	$—	$39,165,724		$—	$39,165,724
Total	$—	$39,165,724		$—	$39,165,724
High Income Municipal Bond Fund
Municipal Bonds	$—	$37,792,446		$—	$37,792,446
Total	$—	$37,792,446		$—	$37,792,446
Floating Rate Fund
Common Stocks	$—	$—		$367,660	$367,660
Warrants	—	—	**	—	—	**
Senior Secured Loans	—	1,103,739,105		—	1,103,739,105
Corporate Bonds	—	97,424,239		—	97,424,239
Yankee Dollars	—	7,224,140		—	7,224,140
Total	$—	$1,208,387,484		$367,660	$1,208,755,144

*  Futures Contracts and Credit Default Swaps are valued at the unrealized appreciation (depreciation) on the investment.

**  Zero market value security.

As of December 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic of foreign market index. The Funds may purchase shares of ETFs for a variety of purposes, including in connection with pursuing their investment programs to temporarily gain exposure to a portion of the U.S. or a foreign market, and for cash management and other purposes. The risks of owning an ETF generally reflect the risks of owning

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Loans:

Floating rate loans in which a Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structures of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of a Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding below investment grade securities.

The Funds may purchase second-lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below-Investment-Grade Securities:

Certain Funds may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities,

87

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Funds may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Funds to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Funds may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Funds had not entered into any futures transactions. In addition, the value of the Funds' futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Funds' ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is reflected on the Statements of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Funds are not subject to master netting agreements for futures contracts.

During the year December 31, 2022, the Funds entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Funds may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Funds' asset allocations or risk exposures, or (iii) for hedging purposes. The use by the Funds of centrally cleared credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Funds to greater volatility than investments in more traditional securities, as described in the Funds' Statements of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

88

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Funds may enter into CDS agreements either as a buyer or seller. The Funds may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Funds may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Funds bear the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Funds may also enter into centrally cleared swaps.

Upon entering into a cleared CDS, the Funds may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market". The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Funds as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of year end for which the Funds are the sellers of protection are disclosed on the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Funds for the same referenced entity or entities. The collateral held by the Funds is reflected on the Statements of Assets and Liabilities under Deposit with broker for swap agreements.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Funds are not subject to master netting agreements for swaps contracts. The INCORE Low Duration Bond Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management during the period.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure:
INCORE Low Duration Bond Fund	$109,916	$—	$—
Currency Risk Exposure:
INCORE Low Duration Bond Fund	23,479	—	62,801

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2022
	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*
Interest Rate Risk Exposure:
INCORE Low Duration Bond Fund	$27,356	$—	$—
Credit Risk Exposure:
INCORE Low Duration Bond Fund	—	397,087	—

*  Includes cumulative appreciation (depreciation) of futures contracts and swap agreements as reported on the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts and swap agreements are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2022.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Equity Risk Exposure:
INCORE Low Duration Bond Fund	$356,915	$—	$109,916	$—
Currency Risk Exposure:
INCORE Low Duration Bond Fund	866,778	—	(59,602)	—
Interest Rate Risk Exposure:
INCORE Low Duration Bond Fund	674,896	—	51,939	—
Credit Risk Exposure:
INCORE Low Duration Bond Fund	—	(272,851)	—	355,576

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. The volume associated with derivative positions in the INCORE Low Duration Bond Fund was 4% and 4% for futures contracts and swap agreements, respectively, based on average monthly notional amounts in comparison to net assets during the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

The Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statements of Operations.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Funds' securities lending transactions as of December 31, 2022.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
INCORE Low Duration Bond Fund	$2,073,844	$—	$2,114,496
High Yield Fund	23,078,966	—	24,074,536

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

For the year ended December 31, 2022, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

91

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the year ended December 31, 2022, the Funds below engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
Tax-Exempt Fund	$3,100,000	$6,250,000	$—
High Income Municipal Bond Fund	6,250,000	3,100,000	—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows:

	Excluding U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
INCORE Low Duration Bond Fund	$52,484,028	$75,002,307	$102,588,394	$84,039,378
High Yield Fund	135,555,600	154,482,046	—	—
Tax-Exempt Fund	5,847,349	8,138,817	—	—
High Income Municipal Bond Fund	9,694,326	10,625,428	—	—
Floating Rate Fund	668,379,437	1,342,538,179	—	—

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue"). Park Avenue is responsible for providing day-to-day investment advisory services to the High Yield Fund and the Floating Rate Fund, subject to the oversight of the Board.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

Flat Rate
INCORE Low Duration Bond Fund	0.45%
High Yield Fund	0.60%
Tax-Exempt Fund	0.50%
High Income Municipal Bond Fund	0.50%
Floating Rate Fund	0.65%

92

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
INCORE Low Duration Bond Fund	0.25%	1.00%	0.50%
High Yield Fund	0.25%	1.00%	0.50%
Tax-Exempt Fund	0.25%	1.00%	N/A
High Income Municipal Bond Fund	0.25%	1.00%	N/A
Floating Rate Fund	0.25%	1.00%	0.50%

93

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of the Class A. For the year ended December 31, 2022, the Distributor received $12,028 from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2023
	Class A	Class C	Class R	Class Y	Member Class
INCORE Low Duration Bond Fund	0.85%	1.62%	1.27%	0.62%	N/A
High Yield Fund	1.00%	1.70%	1.35%	0.76%	N/A
Tax-Exempt Fund	0.80%	1.60%	N/A	0.69%	N/A
High Income Municipal Bond Fund	0.80%	1.57%	N/A	0.57%	0.65%
Floating Rate Fund	1.00%	1.80%	1.56%	0.78%	0.85%

Under the terms of the expense limitation agreements, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

	Expires 2023	Expires 2024	Expires 2025	Total
INCORE Low Duration Bond Fund	$129,476	$97,075	$88,131	$314,682
High Yield Fund	253,784	221,331	261,892	737,007
Tax-Exempt Fund	135,204	131,110	125,945	392,259
High Income Municipal Bond Fund	131,713	156,099	142,621	430,433
Floating Rate Fund	812,408	1,454,748	1,383,846	3,651,002

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time.

INCORE Low Duration Bond Fund	$60,003

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

94

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

Derivatives Risk — The use of derivative instruments, such as futures contracts and credit default swaps, exposes the Funds to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds' initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Funds worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Funds' operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial

95

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Funds. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Floating Rate Fund, another series of the Victory Funds Complex, with Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period from June 28,2022, through December 31, 2022, interest was based on the one-month SOFR plus 1.10 percent. The Funds did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

96

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended December 31, 2022, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
INCORE Low Duration Bond Fund	Borrower	$—	$716,000	3	4.32%	$716,000
High Yield Fund	Borrower	—	1,096,000	1	4.59%	1,096,000
Tax-Exempt Fund	Borrower	2,866,000	2,866,000	4	4.84%	2,866,000
High Income Municipal Bond Fund	Borrower	—	1,043,000	1	4.34%	1,043,000
Floating Rate Fund	Borrower	—	19,477,681	94	3.27%	65,250,000

*  For the year ended December 31, 2022, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
INCORE Low Duration Bond Fund	Monthly	Monthly
High Yield Fund	Monthly	Monthly
Tax-Exempt Fund	Monthly	Monthly
High Income Municipal Bond Fund	Monthly	Monthly
Floating Rate Fund	Monthly	Monthly

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
INCORE Low Duration Bond Fund	$1,869	$(1,869)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

97

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022
	Year Ended December 31, 2022
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
INCORE Low Duration Bond Fund	$3,288,707	$—	$3,288,707	$—	$3,288,707
High Yield Fund	20,544,658	—	20,544,658	—	20,544,658
Tax-Exempt Fund	1,379	306,762	308,141	1,694,609	2,002,750
High Income Municipal Bond Fund	24,902	101,138	126,040	1,879,177	2,005,217
Floating Rate Fund	109,598,335	—	109,598,335	—	109,598,335
	Year Ended December 31, 2021
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
INCORE Low Duration Bond Fund	$2,832,080	$—	$2,832,080	$—	$2,832,080
High Yield Fund	16,071,458	—	16,071,458	—	16,071,458
Tax-Exempt Fund	60,262	1,145,374	1,205,636	1,666,385	2,872,021
High Income Municipal Bond Fund	2,423	—	2,423	1,720,041	1,722,464
Floating Rate Fund	65,678,189	—	65,678,189	—	65,678,189

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Distributions Payable	Other Earnings (Deficit)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
INCORE Low Duration Bond Fund	$141,741	$—	$—	$—	$141,741	$(31,123,371)	$(6,085,885)	$(37,067,515)
High Yield Fund	—	—	(2,494)	—	(2,494)	(14,915,250)	(61,758,483)	(76,676,227)
Tax-Exempt Fund	—	12,348	—	—	12,348	(435,299)	(3,598,063)	(4,021,014)
High Income Municipal Bond Fund	—	142,525	—	(7,396)	135,129	(616,537)	(6,010,971)	(6,492,379)
Floating Rate Fund	432,493	—	—	(7,733)	424,760	(287,273,378)	(182,834,396)	(469,683,014)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, futures, and deemed dividends on Convertible Debt under Sec. 305(c).

As of December 31, 2022, the Funds had net capital loss carryforwards as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

	Short-Term Amount	Long-Term Amount	Total
INCORE Low Duration Bond Fund	$12,890,952	$18,232,419	$31,123,371
High Yield Fund	6,891,068	8,024,182	14,915,250
Tax-Exempt Fund	54,155	381,144	435,299
High Income Municipal Bond Fund	45,554	570,983	616,537
Floating Rate Fund	74,673,227	212,600,151	287,273,378

98

Victory Portfolios	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
INCORE Low Duration Bond Fund	$181,923,888	$1,320,332	$(7,406,217)	$(6,085,885)
High Yield Fund	323,888,028	358,805	(62,117,288)	(61,758,483)
Tax-Exempt Fund	42,763,787	82,643	(3,680,706)	(3,598,063)
High Income Municipal Bond Fund	43,803,417	212,560	(6,223,531)	(6,010,971)
Floating Rate Fund	1,391,589,540	1,143,009	(183,977,405)	(182,834,396)

99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond, and Victory Floating Rate Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2023

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Victory Portfolios	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 37 portfolios in the Trust, 6 portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, October 1951	Trustee	May 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* August 1951	Trustee	May 2005	Retired.	None.
Dennis M. Bushe, January 1944	Trustee	July 2016	Retired.	None.

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  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Timothy Pettee, April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp., (January 2003-July 2021).	None.
Leigh A. Wilson, December 1944	Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** May 1972	Trustee	May 2008

Chief Executive Officer and Chairman (since 2013), the Adviser; Chief Executive Officer and Chairman (since 2013), Victory Capital Holdings, Inc.; Director (since 2013), Victory Capital Services, Inc.; Director (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015).
Thomas Dusenberry, July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016).
Christopher A. Ponte, March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Sean Fox, September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Charles Booth, April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc (since 2007).
Jay G. Baris, January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).

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Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22- 12/31/22*	Hypothetical Expenses Paid During Period 7/1/22- 12/31/22*	Annualized Expense Ratio During Period 7/1/22- 12/31/22
INCORE Low Duration Bond Fund
Class A	$1,000.00	$1,002.80	$1,020.92	$4.29	$4.33	0.85%
Class C	1,000.00	998.90	1,017.04	8.16	8.24	1.62%
Class R	1,000.00	1,000.60	1,018.80	6.40	6.46	1.27%
Class Y	1,000.00	1,003.90	1,022.08	3.13	3.16	0.62%
High Yield Fund
Class A	1,000.00	988.70	1,020.16	5.01	5.09	1.00%
Class C	1,000.00	985.20	1,016.64	8.51	8.64	1.70%
Class R	1,000.00	987.20	1,018.65	6.51	6.61	1.30%
Class Y	1,000.00	989.90	1,021.37	3.81	3.87	0.76%

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Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22- 12/31/22*	Hypothetical Expenses Paid During Period 7/1/22- 12/31/22*	Annualized Expense Ratio During Period 7/1/22- 12/31/22
Tax-Exempt Fund
Class A	$1,000.00	$993.40	$1,021.17	$4.02	$4.08	0.80%
Class C	1,000.00	989.40	1,017.14	8.02	8.13	1.60%
Class Y	1,000.00	993.90	1,021.73	3.47	3.52	0.69%
High Income Municipal Bond Fund
Class A	1,000.00	987.40	1,021.17	4.01	4.08	0.80%
Class C	1,000.00	983.50	1,017.29	7.85	7.98	1.57%
Class Y	1,000.00	988.50	1,022.33	2.86	2.91	0.57%
Member Class	1,000.00	988.10	1,021.93	3.26	3.31	0.65%
Floating Rate Fund
Class A	1,000.00	1,012.80	1,020.16	5.07	5.09	1.00%
Class C	1,000.00	1,009.80	1,016.13	9.12	9.15	1.80%
Class R	1,000.00	1,009.80	1,017.34	7.90	7.93	1.56%
Class Y	1,000.00	1,015.10	1,021.27	3.96	3.97	0.78%
Member Class	1,000.00	1,013.50	1,020.92	4.31	4.33	0.85%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

105

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2022, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

	Percent
INCORE Low Duration Bond Fund	3%
High Yield Fund	—	%(a)

Dividends qualified for corporate dividends received deductions of:

	Percent
INCORE Low Duration Bond Fund	3%
High Yield Fund	—	%(a)

For the year ended December 31, 2022, the following Funds designated tax-exempt capital gain distributions:

Amount
Tax-Exempt Fund	$1,694,609
High Income Municipal Bond Fund	1,879,177

For the year ended December 31, 2022, the following Funds designated short-term capital gain distributions:

Amount
Tax-Exempt Fund	$1,379
High Income Municipal Bond Fund	23,488

For the year ended December 31, 2022, the following Funds designated long-term capital gain distributions:

Amount
Tax-Exempt Fund	$306,762
High Income Municipal Bond Fund	101,138

(a)  Rounds to less than 0.5%.

106

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of each of the Funds (the "Advisory Agreement"), and the sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser"), on behalf of each of the High Yield Fund and Floating Rate Fund (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements"), at a meeting, which was called for that purpose, on December 6, 2022. The Board also considered information relating to the Funds and the Agreements provided throughout the year and, more specifically, at the meetings on October 18, 2022 and December 6, 2022. In considering whether to approve the Agreement, the Board requested, and the Adviser and Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by a consultant retained through their counsel.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreements should be continued. The Board reviewed numerous factors with respect to each Fund, including the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, shareholder services and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of each Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for each Fund is within the range of fees agreed to in the market for similar services;

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Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Funds;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each sub-advised Fund and the Sub-Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. The Board retained an independent, third-party consultant to provide comparative information about fees, expenses and performance, and to design and maintain a database of relevant information designed to assist the Board in retrieving and analyzing comparative information. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by the consultant, and a peer group of funds with similar investment strategies selected by that consultant from the universe of comparable funds. The Board reviewed the factors and methodology used by the consultant in the selection of each Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

For Funds with total net expense ratios that ranked within the fourth quartile (most expensive) in relation to their peers as evaluated by a consultant, the Board requested, and the Adviser provided, supplemental information about the level of fees and the nature of the services provided. The Adviser reviewed additional relevant circumstances, which included, among other things, specialized strategies, small or decreasing assets, or rapid or recent changes in peer expense ratios.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

With respect to the High Yield Fund and Floating Rate Fund, the Board also considered information concerning the fee paid to the Sub-Adviser under the Sub-Advisory Agreement. The Board considered the relative roles and responsibilities of the Adviser and Sub-Adviser with respect to the applicable Funds and noted that, among other things: (1) the sub-advisory fees for these Funds are paid by the Adviser and, therefore, are not a direct expense of the Funds; and (2) the Adviser supervises the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services. The Board reviewed fees and other information related to the Sub-Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to either increase or reduce its fee would have no direct impact on the Fund or its shareholders.

108

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

INCORE Low Duration Bond Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-year period, outperformed the benchmark index for the three-, five- and ten-year periods, outperformed the peer group median for the one- , three- and five-year periods, and matched the peer group median for the ten-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

High Yield Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-, three- and ten-year periods, outperformed the benchmark index for the five-year period, underperformed the peer group median for the one-year period, and outperformed the peer group median for the three- , five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Tax-Exempt Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one- and ten-year periods, outperformed the benchmark index for the three- and five-year periods, outperformed the peer group median for the three- and five-year periods, underperformed the peer group median for the one-year period, and matched the peer group median for the ten-year period. The Board considered the fact that as of April 1, 2020, the Adviser assumed day-to-day portfolio management responsibilities from the Fund's former sub-adviser.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the recent periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

109

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

High Income Municipal Bond Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one- and three-year periods, outperformed the benchmark index for the five- and ten-year periods, outperformed the peer group median for the one-, three- and five-year periods, and underperformed the peer group median for the ten-year period. The Board considered the fact that as of April 1, 2020, the Adviser assumed day-to-day portfolio management responsibilities from the Fund's former sub-adviser.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Floating Rate Fund:

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, underperformed the peer group median for the one-year period, and outperformed the peer group median for the three- , five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion:

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which entails a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing and supporting quality portfolio management teams;

•  In the case of the sub-advised Funds, the Adviser's oversight of the Sub-Adviser; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to each of the High Yield Fund

110

Victory Portfolios	Supplemental Information — continued December 31, 2022

  (Unaudited)

and Floating Rate Fund, was consistent with the best interests of each Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with each Fund;

•  The relative roles and responsibilities of the Adviser and the Sub-Adviser the Sub-Advisory Agreement;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

111

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VPRSFIF-AR (12/22)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees (1)	$334,200	$367,250
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	0	0
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Cohen & Company, Ltd. for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Cohen & Company, Ltd. reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Cohen & Company, Ltd. for tax compliance, tax advice, international tax fee transactions and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal years ended December 31, 2022 and December 31, 2021, there were no fees billed for professional services rendered by Cohen & Company, Ltd. to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2022	$0
2021	$0

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)  Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	February 24, 2023

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 24, 2023